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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05151
                                  ---------------------------------------------

                          J.P. Morgan Mutual Fund Group
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

      522 Fifth Avenue, New York,                              NY 10036
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-348-4782
                                                   ----------------------------

Date of fiscal year end:   December 31, 2003
                        -------------------------------------------------------
Date of reporting period:  January 1, 2003 through December 31, 2003
                         ------------------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

     Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

JPMORGAN FUNDS


ANNUAL REPORT DECEMBER 31 2003


U.S. EQUITY MID/SMALL CAP FUNDS

DYNAMIC SMALL CAP FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial advisor to help provide you with a broad array of WEALTH SOLUTIONS.


CONTENTS

President's Letter                                    1

Fund Commentaries:                                    3

Dynamic Small Cap Fund                                3

Mid Cap Equity Fund                                   6

Mid Cap Growth Fund                                   9

Mid Cap Value Fund                                   12

Small Cap Equity Fund                                15

Small Cap Growth Fund                                18

Trust Small Cap Equity                               21

U.S. Small Company Fund                              24

U.S. Small Company Opportunities Fund                27

Portfolios of Investments                            30

Financial Statements                                 60

Notes to Financial Statements                        77

Financial Highlights                                102

HIGHLIGHTS

-  Military action and revival in corporate profits drive market recovery

-  Economic growth surprisingly strong

-  Technology stocks and small caps outperform

-  Positive backdrop for equities

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN U.S. MID AND SMALL CAP EQUITY FUNDS

PRESIDENT'S LETTER FEBRUARY 17, 2004

[PHOTO OF GEORGE C.W. GATCH]

    "BETTER-THAN-EXPECTED CORPORATE PROFITS, LOW INTEREST RATES, AND POSITIVE
                ECONOMIC DATA - ALL HELPED TO SUSTAIN THE RALLY."

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Mid and Small Cap Equity Funds. Inside, you will find information detailing the performance of the Funds for the year ended December 31, 2003, along with reports from the Portfolio Managers.

PROFIT INCREASES END THREE-YEAR BEAR MARKET

While the market declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty, by mid-March it began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq and acquired momentum in the following months. Utterances by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June) fueled the rally. In addition, Congress approved the Bush Administration's $350 billion package of tax cuts in an attempt to boost consumer demand. By the fourth quarter, there was a clear trend of recovering economic growth, with third-quarter GDP growth reported at a surprisingly buoyant 7.2%. Better-than-expected corporate profits, low interest rates, and positive economic data -- including evidence of manufacturing growth and business spending -- all helped to sustain the rally.

DIVERGENT PERFORMANCES

The market's rise was far from uniform, however. While the broad-based S&P 500 Index rose 28.7% during the year, the greatest gains were among the technology and small cap stocks that surged on a wave of market liquidity. The technology-laden NASDAQ climbed 50.8% and the Russell 2000 Index of small stocks 47.3%. What the indices do not show is that the biggest increases of all were among low quality, non-earning stocks that investors had chosen not to own in the bear market. For fund managers, 2003 was a year when great gains were made for investors, although it was sometimes difficult to outperform benchmark indices. Fund managers prefer to invest in the higher quality stocks, with sustainable earnings growth, which tend to outperform over time.

OUTLOOK

As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. From an economic perspective, there is a hint of a "Goldilocks" economy (not too hot, not too cold, but just right), with a healthy combination of strong earnings growth and low inflation. Furthermore, election years have historically seen substantial rises in equity prices, with small company stocks outperforming. In this case, 2003's enormous fiscal and monetary stimuli have primed the economy.

IMPORTANT MERGER NEWS

As you may know, JPMorgan Chase and Bank One have agreed to merge by mid-2004, subject to approval by the Firms' shareholders and certain regulatory agencies. We feel the merger is compelling both strategically and financially. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. We will have an extraordinarily talented team that shares common values and a strong client orientation.

All of us at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please contact us at the JPMorgan Funds Service Center at 1-800-348-4782.


Sincerely,


/s/ George C.W. Gatch

George C.W. Gatch
President
JPMorgan Funds

JPMORGAN DYNAMIC SMALL CAP FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                             5/19/1997
Fiscal Year End                          DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                     $            191.4
Primary Benchmark                  S&P SMALL CAP 600
                                  BARRA GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Dynamic Small Cap Fund, which seeks capital growth over the long term, rose 39.04% (Select shares) in the year ended December 31, 2003. This compares with an appreciation of 37.32% for the S&P Small Cap 600 BARRA Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM IN THIS WAY?

A: The Fund outperformed its S&P Small Cap 600 BARRA Growth Index during an exceptionally strong year for small cap stocks. Strong stock selection drove performance relative to the benchmark, with the Health Services and Systems, Consumer Cyclical and Pharmaceutical sectors having the largest positive impact.

     In Health Services & Systems, Odyssey Healthcare, a provider of hospice services to terminally ill patients, surged during the year. The stock has benefited from strong fundamentals and positive Medicare Drug Benefit legislation that allowed hospice care to be maintained as a Medicare benefit. VCA Antech, an owner and operator of veterinary hospitals and labs, performed well as positive underlying fundamentals in the pet healthcare market led to robust earnings growth. Advanced Neuromodulation Systems Inc. ("ANSI"), a company that makes implanted medical devices that treat chronic pain, outperformed the sector, as measured by the benchmark. ANSI has benefited from several successful product cycles that have enabled the company to deliver better than expected earnings, record sales, and increased guidance.

     In the Pharmaceutical sector, a number of biotechnology companies performed well. Celgene Corporation, a maker of drugs to treat cancer and immunological diseases, was a positive contributor. The stock rallied following the release of positive results of a clinical study published in the Journal of Clinical Oncology regarding Celgene's lead cancer drug, Thalomid. Martek Biosciences benefited from its infant formula product cycle. Scios, a manufacturer of cardiovascular drugs, was acquired by Johnson & Johnson in February at a significant premium to its share price.

     In the Consumer Cyclical sector, post-secondary education providers, Career Education Corp. and Education Management Corp., led performance as they benefited from strong enrollment and tuition growth. Leather accessory manufacturer, Coach Inc., also outperformed the sector, as it continued to deliver strong sales.

     Two of the weakest sectors relative to the benchmark were Retail and Software and Services, where companies such as California Pizza Kitchen, Too Inc., Verisity Ltd., and Pinnacle Systems fell after reporting disappointing earnings.

     In Semiconductors, portfolio holdings rose substantially, but still trailed the sector, as the portfolio tended not to hold the low quality, non-earning stocks in the sector that led the rally.

Q:   HOW WAS THE FUND MANAGED?

A: During the year, we increased our weightings in areas that we believe are positioned to benefit from an economic and market recovery. We increased weightings in technology, biotechnology and industrial manufacturing stocks throughout the 12 months. At year-end, the Fund had significant overweights in the Systems Hardware, Energy, Pharmaceuticals and Industrial Cyclical sectors. We funded these increases by reducing weightings in the Health Services and Systems and Finance sectors.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 27.0%
Technology                                26.3%
Health Services & Systems                 13.1%
Industrial Products & Services            10.2%
Pharmaceuticals                            7.3%
Finance & Insurance                        7.1%
Energy                                     6.0%
Short-Term Investments                     1.3%
Telecommunications                         0.8%
REITs                                      0.5%
Utilities                                  0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Engineered Support
    Systems, Inc.                          1.9%
 2. Mid Atlantic Medical
    Servives                               1.8%
 3. Harman International
    Industries, Inc.                       1.6%
 4. Ansys, Inc.                            1.6%
 5. Wabash National Corp.                  1.6%
 6. East-West Bancorp, Inc.                1.5%
 7. ROFIN-SINAR
    Technologies, Inc.                     1.5%
 8. Advanced Neuromodulation
    Systems                                1.5%
 9. Regis Corp.                            1.4%
10. Hot Topic, Inc.                        1.4%

Top 10 equity holdings comprised 15.9% of the Portfolio's market value of investments ($30,454 in thousands). As of December 31, 2003 the Fund held 115 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                              SINCE
                                                                                          INCEPTION
                                          1 YEAR           3 YEARS          5 YEARS       (5/19/97)
                                     -------------------------------------------------------------------
CLASS A SHARES
            Without Sales Charge           38.47%            (2.88%)           5.84%          11.16%
               With Sales Charge*          30.51%            (4.78%)           4.59%          10.17%
                                     -------------------------------------------------------------------
CLASS B SHARES
                    Without CDSC           37.66%            (3.49%)           5.15%          10.43%
                       With CDSC**         32.66%            (4.46%)           4.83%          10.43%
                                     -------------------------------------------------------------------
CLASS C SHARES
                    Without CDSC           37.64%            (3.50%)           5.14%          10.42%
                       With CDSC***        36.64%            (3.50%)           5.14%          10.42%
                                     -------------------------------------------------------------------
SELECT SHARES                              39.04%            (2.46%)           6.22%          11.46%

  *  Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 1% for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (05/19/97 TO 12/31/03)

        JPMORGAN DYNAMIC SMALL CAP FUND (CLASS A SHARES)  S&P SMALLCAP 600/BARRA GROWTH INDEX  LIPPER SMALL-CAP GROWTH FUNDS INDEX
        ------------------------------------------------  -----------------------------------  -----------------------------------
May-97                    $     9,425                                 $    10,000                        $     10,000
May-97                    $     9,925                                 $    10,000                        $     10,000
Jun-97                    $    10,962                                 $    10,357                        $     10,535
Jul-97                    $    12,083                                 $    10,977                        $     11,169
Aug-97                    $    12,497                                 $    11,317                        $     11,347
Sep-97                    $    13,384                                 $    12,036                        $     12,302
Oct-97                    $    13,054                                 $    11,372                        $     11,674
Nov-97                    $    12,545                                 $    11,157                        $     11,410
Dec-97                    $    12,602                                 $    11,289                        $     11,258
Jan-98                    $    12,442                                 $    11,083                        $     11,091
Feb-98                    $    13,676                                 $    12,177                        $     11,988
Mar-98                    $    14,778                                 $    12,500                        $     12,529
Apr-98                    $    14,938                                 $    12,565                        $     12,621
May-98                    $    13,892                                 $    11,779                        $     11,727
Jun-98                    $    14,353                                 $    11,856                        $     12,071
Jul-98                    $    13,468                                 $    11,132                        $     11,163
Aug-98                    $    10,490                                 $     8,847                        $      8,725
Sep-98                    $    11,630                                 $     9,463                        $      9,192
Oct-98                    $    12,055                                 $     9,929                        $      9,554
Nov-98                    $    12,950                                 $    10,621                        $     10,331
Dec-98                    $    14,299                                 $    11,546                        $     11,366
Jan-99                    $    14,148                                 $    11,389                        $     11,641
Feb-99                    $    12,905                                 $    10,269                        $     10,521
Mar-99                    $    13,216                                 $    10,565                        $     10,997
Apr-99                    $    13,706                                 $    11,049                        $     11,426
May-99                    $    13,640                                 $    11,146                        $     11,488
Jun-99                    $    15,082                                 $    11,739                        $     12,564
Jul-99                    $    15,102                                 $    11,711                        $     12,520
Aug-99                    $    14,828                                 $    11,174                        $     12,345
Sep-99                    $    15,008                                 $    11,438                        $     12,793
Oct-99                    $    15,065                                 $    11,611                        $     13,538
Nov-99                    $    16,366                                 $    12,281                        $     15,247
Dec-99                    $    18,610                                 $    13,806                        $     18,321
Jan-00                    $    18,327                                 $    13,616                        $     18,130
Feb-00                    $    22,673                                 $    16,456                        $     23,442
Mar-00                    $    22,144                                 $    14,955                        $     21,602
Apr-00                    $    22,249                                 $    14,385                        $     18,932
May-00                    $    20,411                                 $    13,770                        $     17,383
Jun-00                    $    23,276                                 $    15,021                        $     20,445
Jul-00                    $    21,919                                 $    13,994                        $     19,114
Aug-00                    $    25,021                                 $    15,680                        $     21,169
Sep-00                    $    23,757                                 $    14,846                        $     20,121
Oct-00                    $    23,135                                 $    14,962                        $     18,612
Nov-00                    $    19,637                                 $    12,718                        $     15,442
Dec-00                    $    20,735                                 $    13,886                        $     16,807
Jan-01                    $    20,679                                 $    13,897                        $     17,320
Feb-01                    $    18,148                                 $    12,718                        $     15,103
Mar-01                    $    16,418                                 $    12,061                        $     13,636
Apr-01                    $    17,751                                 $    13,231                        $     15,109
May-01                    $    18,350                                 $    13,382                        $     15,519
Jun-01                    $    18,689                                 $    13,812                        $     15,910
Jul-01                    $    18,136                                 $    13,477                        $     15,023
Aug-01                    $    17,311                                 $    13,076                        $     14,134
Sep-01                    $    15,242                                 $    11,416                        $     11,928
Oct-01                    $    16,056                                 $    12,111                        $     12,802
Nov-01                    $    16,778                                 $    12,910                        $     13,794
Dec-01                    $    17,762                                 $    13,722                        $     14,630
Jan-02                    $    17,479                                 $    13,703                        $     14,188
Feb-02                    $    17,186                                 $    13,279                        $     13,330
Mar-02                    $    18,169                                 $    14,214                        $     14,420
Apr-02                    $    18,338                                 $    14,419                        $     14,040
May-02                    $    17,604                                 $    13,761                        $     13,477
Jun-02                    $    16,351                                 $    12,943                        $     12,475
Jul-02                    $    14,328                                 $    11,395                        $     10,706
Aug-02                    $    14,294                                 $    11,622                        $     10,690
Sep-02                    $    13,423                                 $    11,048                        $     10,042
Oct-02                    $    13,955                                 $    11,528                        $     10,471
Nov-02                    $    14,452                                 $    12,107                        $     11,349
Dec-02                    $    13,717                                 $    11,615                        $     10,591
Jan-03                    $    13,266                                 $    11,297                        $     10,311
Feb-03                    $    12,984                                 $    10,991                        $      9,989
Mar-03                    $    13,198                                 $    11,201                        $     10,195
Apr-03                    $    14,147                                 $    12,001                        $     11,037
May-03                    $    15,085                                 $    12,813                        $     12,163
Jun-03                    $    15,447                                 $    13,093                        $     12,575
Jul-03                    $    16,329                                 $    13,815                        $     13,311
Aug-03                    $    17,075                                 $    14,496                        $     14,016
Sep-03                    $    16,703                                 $    14,119                        $     13,672
Oct-03                    $    18,263                                 $    15,309                        $     14,910
Nov-03                    $    19,110                                 $    15,834                        $     15,307
Dec-03                    $    18,990                                 $    15,950                        $     15,328

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 5/19/97.

Class A and Class B Shares were introduced on 5/19/97.

Returns for the Select Shares prior to 4/5/99 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/7/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Fund, S&P SmallCap 600/BARRA Growth Index, and Lipper Small-Cap Growth Funds Index from May 19, 1997 to December 31, 2003.

The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600/BARRA Growth Index is a capitalization-weighted index of all the stocks in the S&P SmallCap 600 Index with higher price-to-book ratios. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP EQUITY FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                           1/1/1997
Fiscal Year End                       DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                     $         194.1
Primary Benchmark                 RUSSELL MID CAP
                                           EQUITY

Q.   HOW DID THE FUND PERFORM?

A. JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, rose 32.29% during the year ended December 31, 2003. This compares to a return of 40.08% return from the Russell Midcap(R) Index, the Fund's benchmark.


Q.   WHY DID THE FUND PERFORM THIS WAY?

A. Against a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results, substantial government tax cuts and evidence of a strong recovery, 2003 turned out to be a strong year for equity returns. The Fund participated in the market's rapid ascent, although results trailed the benchmark index, which recorded its best-ever calendar year return. All sectors posted positive returns in the period, with particularly strong stock selection in the Financials sector. Weaker stock selection in the Information Technology and Consumer Discretionary sectors, however, offset the stronger results and led to the Fund's underperformance.

     The portfolio's top detractors were Jones Apparel, a leading manufacturer of brand name clothing and accessories, and Brinker International, operator of Chili's Grill & Bar and other restaurant chains. Shares of Jones Apparel declined after management announced in January that they were in discussions regarding a possible restructuring of its license agreements with Polo Ralph Lauren. We sold our position in the company due to the uncertainty over how the issue will be resolved, and the potential financial impact of the resolution. Shares of Brinker International declined as investor sentiment turned negative due to rising industry costs and adverse weather conditions earlier in the year. Following this announcement we eliminated our position.

     The portfolio's top contributor was T. Rowe Price Group, a leading provider of no-load mutual funds. As the equity markets rebounded and mutual fund inflows turned strongly positive, investors bid up the price of many asset management companies. We believe increased fund inflows, plus the appreciation of existing fund assets, will have a direct, positive impact on T. Rowe's revenues, which are tied to the overall level of assets under management.

Q.   HOW WAS THE FUND MANAGED?

A. The portfolio managers' focus remains on stock selection, believing that quality companies -- regardless of their economic sector -- trading at attractive valuations will outperform in the long-term. The portfolio managers sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 23.0%
Technology                                21.2%
Finance & Insurance                       17.8%
Industrial Products & Services             8.4%
Energy                                     6.5%
Health Services & Systems                  6.2%
REITs                                      4.5%
Pharmaceuticals                            3.7%
Utilities                                  3.5%
Telecommunications                         3.3%
Short-Term Investments                     1.9%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. T. Rowe Price Group, Inc.                 1.6%
 2. Outback Steakhouse, Inc.                  1.6%
 3. Golden West Financial Corp.               1.5%
 4. MGIC Investment Corp.                     1.3%
 5. Devon Energy Corp.                        1.2%
 6. AutoZone, Inc.                            1.2%
 7. NBTY, Inc.                                1.1%
 8. Gannett Co., Inc.                         1.1%
 9. VF Corp.                                  1.1%
10. Republic Services, Inc.                   1.1%

Top 10 equity holdings comprised 12.8% of the Portfolio's market value of investments ($25,298 in thousands). As of December 31, 2003, the Fund held 191 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                         1 YEAR     3 YEARS     5 YEARS    10 YEARS
                 -------------------------------------------------------
SELECT SHARES             32.29%       3.24%      9.56%       10.73%

[CHART]

TEN YEAR FUND PERFORMANCE (12/31/93 TO 12/31/03)

           JPMORGAN MID CAP EQUITY FUND   RUSSELL MIDCAP INDEX   LIPPER MID-CAP CORE FUNDS INDEX
           ----------------------------   --------------------   -------------------------------
Dec-93            $  1,000,000               $  1,000,000               $     1,000,000
Jan-94            $  1,035,300               $  1,027,600               $     1,027,600
Feb-94            $  1,037,060               $  1,013,625               $     1,020,304
Mar-94            $    987,177               $    970,444               $       967,044
Apr-94            $    983,722               $    977,140               $       971,879
May-94            $    970,049               $    978,508               $       959,245
Jun-94            $    943,372               $    949,544               $       920,683
Jul-94            $    962,900               $    982,114               $       941,859
Aug-94            $  1,006,134               $  1,028,666               $       996,016
Sep-94            $  1,011,567               $  1,003,567               $       997,211
Oct-94            $  1,008,027               $  1,011,194               $     1,008,380
Nov-94            $    971,637               $    966,600               $       971,171
Dec-94            $    980,868               $    979,166               $       993,216
Jan-95            $    968,214               $    999,239               $       980,205
Feb-95            $  1,007,524               $  1,050,999               $     1,018,139
Mar-95            $  1,053,165               $  1,081,058               $     1,039,215
Apr-95            $  1,057,483               $  1,097,382               $     1,038,591
May-95            $  1,088,573               $  1,133,486               $     1,053,443
Jun-95            $  1,119,924               $  1,171,571               $     1,118,335
Jul-95            $  1,195,743               $  1,228,392               $     1,189,573
Aug-95            $  1,207,222               $  1,247,186               $     1,205,513
Sep-95            $  1,234,022               $  1,275,373               $     1,234,566
Oct-95            $  1,175,159               $  1,246,804               $     1,194,813
Nov-95            $  1,215,585               $  1,308,771               $     1,231,135
Dec-95            $  1,222,635               $  1,316,362               $     1,245,170
Jan-96            $  1,224,469               $  1,344,137               $     1,258,743
Feb-96            $  1,247,367               $  1,375,724               $     1,308,337
Mar-96            $  1,257,595               $  1,395,672               $     1,323,383
Apr-96            $  1,296,706               $  1,435,169               $     1,396,301
May-96            $  1,322,900               $  1,456,841               $     1,432,047
Jun-96            $  1,285,065               $  1,434,988               $     1,382,355
Jul-96            $  1,167,096               $  1,346,162               $     1,278,402
Aug-96            $  1,261,047               $  1,410,240               $     1,347,435
Sep-96            $  1,370,127               $  1,479,905               $     1,418,041
Oct-96            $  1,310,527               $  1,491,745               $     1,403,151
Nov-96            $  1,322,977               $  1,582,592               $     1,464,609
Dec-96            $  1,313,055               $  1,566,449               $     1,468,125
Jan-97            $  1,348,376               $  1,625,035               $     1,514,664
Feb-97            $  1,291,474               $  1,622,597               $     1,473,162
Mar-97            $  1,191,256               $  1,553,637               $     1,403,482
Apr-97            $  1,197,570               $  1,592,322               $     1,412,604
May-97            $  1,335,769               $  1,708,562               $     1,558,385
Jun-97            $  1,402,558               $  1,764,432               $     1,614,799
Jul-97            $  1,488,394               $  1,911,585               $     1,728,158
Aug-97            $  1,458,329               $  1,890,749               $     1,732,651
Sep-97            $  1,560,412               $  1,998,711               $     1,850,124
Oct-97            $  1,495,654               $  1,920,961               $     1,775,749
Nov-97            $  1,482,343               $  1,966,680               $     1,773,441
Dec-97            $  1,510,063               $  2,020,764               $     1,794,368
Jan-98            $  1,515,499               $  1,982,773               $     1,762,787
Feb-98            $  1,673,111               $  2,137,826               $     1,912,976
Mar-98            $  1,769,650               $  2,239,159               $     2,006,138
Apr-98            $  1,813,714               $  2,244,757               $     2,029,209
May-98            $  1,695,460               $  2,175,394               $     1,924,704
Jun-98            $  1,779,215               $  2,205,414               $     1,946,646
Jul-98            $  1,670,683               $  2,100,216               $     1,835,882
Aug-98            $  1,301,963               $  1,764,392               $     1,461,729
Sep-98            $  1,432,811               $  1,878,548               $     1,589,192
Oct-98            $  1,485,252               $  2,006,665               $     1,679,617
Nov-98            $  1,580,753               $  2,101,781               $     1,763,934
Dec-98            $  1,755,269               $  2,225,155               $     1,933,624
Jan-99            $  1,783,879               $  2,221,372               $     1,924,536
Feb-99            $  1,640,099               $  2,147,401               $     1,788,856
Mar-99            $  1,707,179               $  2,214,614               $     1,840,912
Apr-99            $  1,779,392               $  2,378,274               $     1,946,580
May-99            $  1,760,531               $  2,371,377               $     1,969,745
Jun-99            $  1,908,415               $  2,455,087               $     2,077,096
Jul-99            $  1,862,232               $  2,387,817               $     2,036,592
Aug-99            $  1,831,505               $  2,325,973               $     1,980,382
Sep-99            $  1,856,413               $  2,244,099               $     1,943,349
Oct-99            $  1,925,658               $  2,350,469               $     2,039,739
Nov-99            $  2,027,140               $  2,418,162               $     2,192,924
Dec-99            $  2,195,190               $  2,630,961               $     2,479,100
Jan-00            $  2,098,162               $  2,543,876               $     2,452,822
Feb-00            $  2,244,194               $  2,739,500               $     2,860,481
Mar-00            $  2,404,879               $  2,896,473               $     2,838,455
Apr-00            $  2,379,628               $  2,759,470               $     2,645,440
May-00            $  2,279,921               $  2,686,344               $     2,536,713
Jun-00            $  2,341,707               $  2,765,860               $     2,743,201
Jul-00            $  2,334,448               $  2,734,882               $     2,664,471
Aug-00            $  2,594,505               $  2,996,884               $     2,924,524
Sep-00            $  2,542,096               $  2,954,029               $     2,846,731
Oct-00            $  2,521,505               $  2,908,537               $     2,745,672
Nov-00            $  2,319,028               $  2,646,768               $     2,442,001
Dec-00            $  2,518,233               $  2,848,187               $     2,633,942
Jan-01            $  2,536,868               $  2,894,043               $     2,711,644
Feb-01            $  2,410,024               $  2,717,796               $     2,498,780
Mar-01            $  2,233,129               $  2,549,293               $     2,332,111
Apr-01            $  2,417,362               $  2,767,257               $     2,557,626
May-01            $  2,463,050               $  2,818,728               $     2,618,242
Jun-01            $  2,443,345               $  2,792,232               $     2,625,049
Jul-01            $  2,403,275               $  2,712,374               $     2,542,360
Aug-01            $  2,327,331               $  2,607,948               $     2,432,784
Sep-01            $  2,067,135               $  2,293,429               $     2,121,875
Oct-01            $  2,136,591               $  2,384,249               $     2,227,968
Nov-01            $  2,274,615               $  2,584,049               $     2,396,403
Dec-01            $  2,418,826               $  2,687,928               $     2,504,481
Jan-02            $  2,372,142               $  2,671,800               $     2,475,929
Feb-02            $  2,327,783               $  2,643,479               $     2,433,096
Mar-02            $  2,458,837               $  2,802,088               $     2,597,330
Apr-02            $  2,455,641               $  2,747,728               $     2,554,474
May-02            $  2,435,996               $  2,716,678               $     2,502,618
Jun-02            $  2,277,412               $  2,534,661               $     2,321,679
Jul-02            $  2,094,536               $  2,287,278               $     2,086,261
Aug-02            $  2,113,597               $  2,299,858               $     2,110,044
Sep-02            $  1,970,717               $  2,087,581               $     1,941,662
Oct-02            $  2,071,421               $  2,193,004               $     2,032,921
Nov-02            $  2,158,835               $  2,345,198               $     2,171,159
Dec-02            $  2,094,934               $  2,252,798               $     2,069,549
Jan-03            $  2,065,814               $  2,207,291               $     2,028,572
Feb-03            $  2,028,010               $  2,178,155               $     1,985,769
Mar-03            $  2,065,325               $  2,199,719               $     1,990,733
Apr-03            $  2,191,723               $  2,359,418               $     2,141,034
May-03            $  2,358,513               $  2,575,305               $     2,320,881
Jun-03            $  2,380,919               $  2,601,315               $     2,361,728
Jul-03            $  2,445,442               $  2,687,159               $     2,434,942
Aug-03            $  2,521,250               $  2,803,782               $     2,542,810
Sep-03            $  2,482,675               $  2,768,734               $     2,500,090
Oct-03            $  2,646,532               $  2,979,989               $     2,683,597
Nov-03            $  2,710,313               $  3,063,726               $     2,756,859
Dec-03            $  2,775,638               $  3,155,638               $     2,826,883

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell MidCap Index, and Lipper Mid-Cap Core Funds Index from December 31, 1993 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Index measures the performance of the smallest 800 companies of the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP GROWTH FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                        10/29/1999
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                    $          60.6
Primary Benchmark                RUSSELL MID CAP
                                    GROWTH INDEX

Q.   HOW DID THE FUND PERFORM?

A. JPMorgan Mid Cap Growth Fund, which seeks to provide long-term growth from a portfolio of mid-capitalization stocks, rose 37.53% (Class A shares, without sales charge) in the year ended December 31, 2003. This compares with a gain of 42.72% for the Russell Midcap(R) Growth Index, the Fund's benchmark.

Q.   WHY DID THE FUND PERFORM IN THIS WAY?

A. The Fund posted a solid gain for the period, but results trailed its benchmark. All sectors posted positive returns in the period, with particularly strong stock selection in the Producer Durable and Auto and Transportation sectors. Weaker stock selection in the Consumer Discretionary and Health Care sectors, however, offset the stronger results in those sectors and led to the Fund's underperformance.

     The portfolio's top detractors were casino operator Harrah's Entertainment, and hospital operator Triad Hospitals. Shares of Harrah's Entertainment declined early in 2003 after management reported disappointing quarterly earnings. The casino operator said market and weather-related sales weakness in certain areas negatively impacted earnings. Shares of Triad Hospitals declined as investor sentiment turned negative after the company withdrew its previously issued earnings forecasts and increased its bad debt provision. Following these announcements, we eliminated our positions in both companies.

     The portfolio's top contributor for the period was Omnicare, the provider of pharmacy services to long-term care institutions. Omnicare posted higher profit on strong demand and the acquisition of NCS Healthcare. The company is uniquely positioned as a comprehensive provider of pharmaceutical care to the nation's growing elderly population. Electronic components manufacturer Vishay Intertechnology also contributed strongly to the Fund's total return as the sector rebounded on signs of a recovery. Vishay's breadth of product offering should benefit it considerably as trends improve further in 2004.

Q.   HOW WAS THE FUND MANAGED?

A. Given the range of events the market encountered in 2003, the portfolio manager has sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends. The portfolio manager's focus remains on stock selection, believing that quality growth companies -- regardless of their economic sector -- will perform well over the long-term.

     During the period we did increase the Fund's weighting in the Technology sector, where we added names such as Lucent Technologies, Corning and Juniper Networks. To fund these new names we reduced the portfolio's exposure in the Consumer Discretionary sector, by eliminating Retail stocks that had disappointed such as TJX, Circuit City, and Office Depot.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                39.4%
Consumer Goods & Services                 25.5%
Health Services & Systems                 10.6%
Pharmaceuticals                            7.3%
Finance & Insurance                        6.7%
Energy                                     5.2%
Industrial Products & Services             2.8%
Telecommunications                         2.3%
Short-Term Investments                     0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Omnicare, Inc.                     1.7%
 2. Zimmer Holdings, Inc.              1.7%
 3. NBTY, Inc.                         1.6%
 4. Vishay Intertechnology, Inc.       1.6%
 5. T. Rowe Price Group, Inc.          1.6%
 6. Dollar General Corp.               1.6%
 7. Medicis Pharmaceutical
    Corp., Class A                     1.5%
 8. KLA-Tencor Corp.                   1.5%
 9. Amphenol Corp., Class A            1.5%
10. Fairmont Hotels & Resorts,
    Inc. (Canada)                      1.5%

Top 10 equity holdings comprised 15.8% of the Portfolio's market value of investments ($9,543 in thousands). As of December 31, 2003, the Fund held 104 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                            SINCE
                                                                        INCEPTION
                                             1 YEAR       3 YEAR       (10/29/99)
                                    ---------------------------------------------------
CLASS A SHARES
            Without Sales Charge              37.53%      (11.39%)         (15.21%)
               With Sales Charge*             29.55%      (13.12%)         (16.41%)
                                    ---------------------------------------------------
CLASS B SHARES
                    Without CDSC              36.68%      (11.99%)         (15.81%)
                       With CDSC**            31.68%      (12.86%)         (16.20%)

 *   Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/03)

           JPMORGAN MID CAP GROWTH FUND (CLASS A SHARES)    RUSSELL MIDCAP GROWTH INDEX   LIPPER MID-CAP GROWTH FUNDS INDEX
           ---------------------------------------------    ---------------------------   ---------------------------------
Oct-99                 $          9,425                           $      10,000                     $       10,000
Oct-99                 $          9,425                           $      10,000                     $       10,000
Nov-99                 $         11,657                           $      11,036                     $       11,254
Dec-99                 $         13,354                           $      12,947                     $       13,602
Jan-00                 $         13,617                           $      12,945                     $       13,368
Feb-00                 $         18,326                           $      15,666                     $       16,718
Mar-00                 $         15,190                           $      15,682                     $       15,541
Apr-00                 $         11,273                           $      14,159                     $       13,491
May-00                 $          9,493                           $      13,127                     $       12,278
Jun-00                 $         12,582                           $      14,519                     $       14,186
Jul-00                 $         11,734                           $      13,600                     $       13,597
Aug-00                 $         12,939                           $      15,651                     $       15,376
Sep-00                 $         11,781                           $      14,886                     $       14,636
Oct-00                 $          9,484                           $      13,868                     $       13,452
Nov-00                 $          6,423                           $      10,854                     $       10,639
Dec-00                 $          6,795                           $      11,426                     $       11,406
Jan-01                 $          7,096                           $      12,079                     $       11,562
Feb-01                 $          5,604                           $       9,989                     $        9,827
Mar-01                 $          5,093                           $       8,560                     $        8,785
Apr-01                 $          5,661                           $       9,987                     $        9,942
May-01                 $          5,777                           $       9,940                     $       10,024
Jun-01                 $          5,517                           $       9,945                     $        9,985
Jul-01                 $          5,112                           $       9,274                     $        9,460
Aug-01                 $          4,766                           $       8,602                     $        8,826
Sep-01                 $          4,111                           $       7,180                     $        7,553
Oct-01                 $          4,381                           $       7,935                     $        7,974
Nov-01                 $          4,689                           $       8,789                     $        8,629
Dec-01                 $          4,871                           $       9,123                     $        9,003
Jan-02                 $          4,727                           $       8,827                     $        8,659
Feb-02                 $          4,390                           $       8,326                     $        8,229
Mar-02                 $          4,698                           $       8,962                     $        8,747
Apr-02                 $          4,525                           $       8,487                     $        8,457
May-02                 $          4,361                           $       8,235                     $        8,174
Jun-02                 $          3,957                           $       7,325                     $        7,440
Jul-02                 $          3,572                           $       6,613                     $        6,638
Aug-02                 $          3,495                           $       6,590                     $        6,559
Sep-02                 $          3,264                           $       6,066                     $        6,152
Oct-02                 $          3,466                           $       6,536                     $        6,462
Nov-02                 $          3,629                           $       7,048                     $        6,846
Dec-02                 $          3,437                           $       6,623                     $        6,441
Jan-03                 $          3,389                           $       6,558                     $        6,346
Feb-03                 $          3,312                           $       6,501                     $        6,248
Mar-03                 $          3,408                           $       6,622                     $        6,337
Apr-03                 $          3,601                           $       7,072                     $        6,782
May-03                 $          3,918                           $       7,753                     $        7,343
Jun-03                 $          3,995                           $       7,864                     $        7,458
Jul-03                 $          4,130                           $       8,144                     $        7,752
Aug-03                 $          4,322                           $       8,593                     $        8,133
Sep-03                 $          4,188                           $       8,426                     $        7,860
Oct-03                 $          4,544                           $       9,106                     $        8,476
Nov-03                 $          4,659                           $       9,350                     $        8,678
Dec-03                 $          4,732                           $       9,452                     $        8,722

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The JPMorgan MidCap Growth Fund (formerly J.P. Morgan H&Q IPO & Emerging Company
Fund) commenced operations on 10/29/99.

All Share Classes were introduced on 10/29/99.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Mid Cap Growth Fund, Russell MidCap Growth Index, and Lipper Mid-Cap Growth Funds Index from October 29, 1999 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and assumes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN MID CAP VALUE FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)


FUND FACTS

Fund Inception                        11/13/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                    $         856.3
Primary Benchmark                RUSSELL MID CAP
                                     VALUE INDEX

Q.   HOW DID THE FUND PERFORM?

A. JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation, rose 30.62% (Institutional shares) during the year ended December 31, 2003. This compares with a gain of 38.06% for the Russell MidCap(R) Value Index, the Fund's benchmark.

Q.   WHY DID THE FUND PERFORM THIS WAY?

A. Although the Fund participated in the market's climb, results trailed the benchmark for the period. In a period when all sectors of the fund and benchmark registered gains, it was the more aggressive, high beta stocks that led the benchmark higher. The Fund's underweight position in the Information Technology sector and large cash position were the primary drags on performance. Additionally, the Fund's Consumer Discretionary holdings, which rose sharply during the period, performed poorly.

     On the plus side many of the Fund's core Financial Service holdings performed well during the year as improving economic conditions, net interest margin stabilization, rebounding equity markets and expectations of industry consolidation, aided the sector. Even though the asset management companies have enjoyed the vibrant recovery, the regional banks and mortgage companies have also managed to keep pace. In particular, Golden West Financial, MGIC Investment, T. Rowe Price, North Fork Bancorp, and TCF Financial were amongst the top contributors to the portfolio's total return during the year.

     Despite the Fund's strong performance a few of the portfolio's holdings did not fare well. The top detractor to the Fund's total return was Black & Decker, which continues to face a number of challenges including increased private label competition in its power tool business. As a result of these issues, we sold our position in the company early in the year before the market recovery.

Q.   HOW WAS THE FUND MANAGED?

A. Despite the Fund's solid gains for the period, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and/or highly leveraged segments of the market that were the driving force behind the rally in U.S. equities in 2003. As is often the case, our overriding focus on quality and value -- which generally avoids investments in highly cyclical and leveraged companies -- works to smooth out portfolio performance at sharp inflection points in the market such as the one just experienced.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                       25.7%
Consumer Goods & Services                 23.0%
Industrial Products & Services            12.7%
Energy                                     8.3%
Technology                                 7.2%
Short-Term Investments                     6.1%
Telecommunications                         4.3%
Utilities                                  4.3%
REITs                                      4.1%
Health Services & Systems                  3.1%
Pharmaceuticals                            1.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Kinder Morgan, Inc.                 2.5%
 2. VF Corp.                            2.5%
 3. Golden West Financial Corp.         2.4%
 4. AutoZone, Inc.                      2.4%
 5. Wilmington Trust Corp.              2.1%
 6. Gannett Co., Inc.                   2.0%
 7. Outback Steakhouse, Inc.            2.0%
 8. North Fork
    Bancorporation, Inc.                2.0%
 9. MGIC Investment Corp.               2.0%
10. Devon Energy Corp.                  1.9%

Top 10 equity holdings comprised 21.8% of the Portfolio's market value of investments ($186,422 in thousands). As of December 31, 2003 the Fund held 90 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                        SINCE
                                                                                    INCEPTION
                                          1 YEAR       3 YEARS       5 YEARS       (11/13/97)
                                  ----------------------------------------------------------------
CLASS A SHARES
            Without Sales Charge           30.07%        13.51%        17.64%           18.49%
               With Sales Charge*          22.60%        11.29%        16.25%           17.35%
                                  ----------------------------------------------------------------
CLASS B SHARES
                    Without CDSC           29.06%        12.76%        17.17%           18.11%
                       With CDSC**         24.06%        11.97%        16.96%           18.11%
                                  ----------------------------------------------------------------
CLASS C SHARES
                    Without CDSC           29.09%        12.84%        17.22%           18.15%
                       With CDSC***        28.09%        12.84%        17.22%           18.15%
                                  ----------------------------------------------------------------
INSTITUTIONAL SHARES                       30.62%        14.01%        17.95%           18.75%
                                  ----------------------------------------------------------------
SELECT SHARES                              30.34%        13.80%        17.82%           18.64%

  *  Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.
***  Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

LIFE OF FUND PERFORMANCE (11/13/97 TO 12/31/03)

        JPMORGAN MID CAP VALUE FUND
          (INSTITUTIONAL SHARES)     RUSSELL MIDCAP VALUE INDEX  S&P MIDCAP 400/BARRA VALUE INDEX  LIPPER MID-CAP VALUE FUNDS INDEX
        ---------------------------  --------------------------  --------------------------------  --------------------------------
Nov-97        $     3,000,000              $    3,000,000               $     3,000,000                     $    3,000,000
Nov-97        $     3,060,000              $    3,000,000               $     3,000,000                     $    3,000,000
Dec-97        $     3,146,904              $    3,114,900               $     3,180,000                     $    3,031,200
Jan-98        $     3,170,820              $    3,054,471               $     3,107,178                     $    2,992,098
Feb-98        $     3,321,117              $    3,258,510               $     3,337,109                     $    3,200,048
Mar-98        $     3,579,832              $    3,426,323               $     3,493,286                     $    3,333,810
Apr-98        $     3,597,732              $    3,407,135               $     3,515,643                     $    3,372,149
May-98        $     3,555,638              $    3,327,408               $     3,373,611                     $    3,240,973
Jun-98        $     3,591,906              $    3,338,056               $     3,348,646                     $    3,228,009
Jul-98        $     3,408,359              $    3,168,817               $     3,202,980                     $    3,045,949
Aug-98        $     3,050,482              $    2,723,281               $     2,678,332                     $    2,536,057
Sep-98        $     3,194,769              $    2,882,048               $     2,886,706                     $    2,608,588
Oct-98        $     3,423,515              $    3,068,805               $     3,114,467                     $    2,764,843
Nov-98        $     3,637,142              $    3,176,520               $     3,187,034                     $    2,866,865
Dec-98        $     3,768,807              $    3,273,086               $     3,329,176                     $    2,978,673
Jan-99        $     3,699,084              $    3,196,823               $     3,155,060                     $    2,958,716
Feb-99        $     3,683,917              $    3,126,493               $     3,004,564                     $    2,804,567
Mar-99        $     3,701,969              $    3,171,202               $     3,061,050                     $    2,860,378
Apr-99        $     4,002,198              $    3,471,515               $     3,357,359                     $    3,081,199
May-99        $     4,226,722              $    3,486,095               $     3,412,084                     $    3,107,389
Jun-99        $     4,366,203              $    3,525,837               $     3,518,200                     $    3,227,334
Jul-99        $     4,461,387              $    3,437,691               $     3,471,408                     $    3,167,952
Aug-99        $     4,243,225              $    3,318,747               $     3,339,842                     $    3,060,241
Sep-99        $     4,166,423              $    3,150,818               $     3,175,521                     $    2,990,162
Oct-99        $     4,316,830              $    3,243,767               $     3,239,032                     $    3,018,867
Nov-99        $     4,299,131              $    3,184,406               $     3,304,136                     $    3,127,245
Dec-99        $     4,291,393              $    3,269,749               $     3,406,565                     $    3,333,330
Jan-00        $     4,204,707              $    3,074,218               $     3,259,401                     $    3,158,997
Feb-00        $     3,944,015              $    2,945,715               $     3,139,781                     $    3,247,133
Mar-00        $     4,540,350              $    3,302,736               $     3,620,167                     $    3,470,536
Apr-00        $     4,500,849              $    3,315,947               $     3,587,224                     $    3,415,701
May-00        $     4,737,594              $    3,372,981               $     3,690,536                     $    3,390,766
Jun-00        $     4,698,272              $    3,247,169               $     3,523,724                     $    3,398,904
Jul-00        $     4,844,388              $    3,323,153               $     3,663,263                     $    3,422,697
Aug-00        $     5,010,066              $    3,526,862               $     3,925,187                     $    3,642,434
Sep-00        $     5,156,360              $    3,560,720               $     3,983,279                     $    3,610,745
Oct-00        $     5,377,568              $    3,628,374               $     3,945,438                     $    3,584,386
Nov-00        $     5,389,398              $    3,581,205               $     3,950,567                     $    3,391,188
Dec-00        $     5,805,999              $    3,897,067               $     4,354,315                     $    3,686,560
Jan-01        $     5,878,574              $    3,883,038               $     4,548,518                     $    3,815,590
Feb-01        $     5,925,602              $    3,866,729               $     4,397,962                     $    3,683,570
Mar-01        $     5,755,538              $    3,759,620               $     4,204,451                     $    3,544,331
Apr-01        $     6,049,070              $    3,966,400               $     4,584,954                     $    3,776,840
May-01        $     6,214,815              $    4,079,045               $     4,675,736                     $    3,882,213
Jun-01        $     6,299,958              $    4,024,794               $     4,683,218                     $    3,914,048
Jul-01        $     6,385,007              $    4,008,695               $     4,683,686                     $    3,900,348
Aug-01        $     6,231,767              $    3,935,336               $     4,588,607                     $    3,809,860
Sep-01        $     5,733,849              $    3,559,905               $     4,073,765                     $    3,433,065
Oct-01        $     5,737,862              $    3,578,772               $     4,137,723                     $    3,499,323
Nov-01        $     6,061,478              $    3,829,286               $     4,389,297                     $    3,762,122
Dec-01        $     6,381,524              $    3,988,202               $     4,665,823                     $    3,934,804
Jan-02        $     6,385,991              $    4,028,482               $     4,664,890                     $    3,918,671
Feb-02        $     6,566,714              $    4,093,744               $     4,775,447                     $    3,933,170
Mar-02        $     6,841,860              $    4,302,934               $     5,128,831                     $    4,180,173
Apr-02        $     6,963,645              $    4,299,922               $     5,205,763                     $    4,168,887
May-02        $     7,045,119              $    4,293,472               $     5,115,183                     $    4,107,604
Jun-02        $     6,679,478              $    4,101,983               $     4,827,709                     $    3,817,197
Jul-02        $     6,278,709              $    3,700,399               $     4,327,076                     $    3,443,111
Aug-02        $     6,455,141              $    3,743,324               $     4,365,154                     $    3,452,752
Sep-02        $     6,089,134              $    3,365,248               $     3,935,623                     $    3,150,982
Oct-02        $     6,459,354              $    3,472,263               $     4,093,048                     $    3,257,800
Nov-02        $     6,703,517              $    3,691,016               $     4,355,822                     $    3,520,378
Dec-02        $     6,587,546              $    3,603,169               $     4,194,221                     $    3,358,441
Jan-03        $     6,492,027              $    3,503,362               $     4,049,101                     $    3,276,831
Feb-03        $     6,414,772              $    3,445,206               $     3,963,665                     $    3,203,758
Mar-03        $     6,510,352              $    3,456,920               $     3,950,981                     $    3,216,573
Apr-03        $     6,923,108              $    3,719,645               $     4,271,801                     $    3,463,284
May-03        $     7,367,572              $    4,046,974               $     4,689,156                     $    3,774,633
Jun-03        $     7,403,673              $    4,075,303               $     4,708,850                     $    3,833,140
Jul-03        $     7,603,572              $    4,202,045               $     4,850,586                     $    3,953,884
Aug-03        $     7,794,422              $    4,351,218               $     5,097,966                     $    4,131,018
Sep-03        $     7,735,184              $    4,317,278               $     5,048,006                     $    4,069,879
Oct-03        $     8,175,316              $    4,634,166               $     5,461,438                     $    4,351,921
Nov-03        $     8,356,808              $    4,768,557               $     5,677,165                     $    4,487,701
Dec-03        $     8,604,660              $    4,974,559               $     5,880,975                     $    4,670,799

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/13/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A Shares, Class B and C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Mid Cap Value Fund, Russell MidCap Value Index, S&P MidCap 400/BARRA Value Index, and Lipper Mid-Cap Value Funds Index from November 13, 1997 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Value Index is an unmanaged, capitalization weighted, price only index that measures the performance of those companies included in the Russell MidCap Index that have lower price-to-book ratios and lower forecasted growth rates. The S&P MidCap 400/BARRA Value Index is an unmanaged, capitalization weighted, price only index of 400 stocks that measure performance of the mid-sized company segment of the U.S. market. The S&P MidCap 400/BARRA Value Index is a subset of the MidCap 400 Index, which contains companies with lower price-to-book ratios. The Lipper Mid-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JP MORGAN SMALL CAP EQUITY FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                        12/20/1994
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                      $       746.5
Primary Benchmark                  S&P SMALL CAP
                                       600 INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term, rose 36.37% (Class A shares, net of fees) during the year ended December 31, 2003. This compares with an appreciation of 38.78% by the S&P Small Cap 600 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund delivered strong absolute performance in 2003, although it trailed its benchmark. In the rally that dominated the 2003 equity market, it was low-quality, non-earning, micro-cap stocks that led the market for most of the year. Our bias toward owning high-quality, profitable, relatively large small cap companies hurt relative performance during the year.

     Stock selection added to relative performance in a number of areas, most significantly in the Health Services and Systems and Pharmaceuticals sectors. In Health Services and Systems, our holdings gained 60% during the year. Key holdings such as managed care provider, Coventry Health Care, medical device manufacturer, Inamed Corp, and contact lens maker, Cooper Companies, drove the sector's outperformance. In Pharmaceuticals, Scios, a biotechnology company that makes drugs to treat cardiovascular diseases and chronic pain, contributed to performance when it was acquired by Johnson & Johnson.

     Stock selection in the Industrial Cyclical and Basic Materials sectors detracted from relative performance. As the most cyclical stocks led the rally, our less cyclical holdings underperformed. Our less cyclical holdings included Alliant Techsystems, a maker of defense equipment; Waste Connections, a waste collection company; and EMCOR Group, a provider of construction and facilities services.

     In the Basic Materials sector, the portfolio suffered from being underweight in the metals and mining industry as rising commodity prices and the weak dollar drove a robust rally. In addition, our holdings in the Specialty Chemical industry sector such as Scotts Company, Georgia Gulf Corp., Spartech Corp. and Albemarle Corp. all underperformed. The stock price of Cambrex Corp., a manufacturer of specialty chemicals used to make pharmaceuticals, was the largest detractor, declining 16% during the year after reducing its profit forecast in early April.

Q:   HOW WAS THE FUND MANAGED?

A: During the year, we increased our weightings in areas that we believe are positioned to benefit from an economic and market recovery, such as technology and industrial cyclical stocks. At year-end, the Fund had significant overweights in the Systems Hardware and Industrial Cyclical sectors. We were underweight in the Basic Materials and Finance sectors.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 28.6%
Technology                                19.5%
Industrial Products & Services            18.1%
Finance & Insurance                       11.5%
Health Services & Systems                  8.9%
Energy                                     6.3%
Utilities                                  2.5%
Pharmaceuticals                            2.0%
REITs                                      1.7%
Telecommunications                         0.5%
Short-Term Investments                     0.4%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. CACI International, Inc.,
    Class A                                 1.7%
 2. International
    Rectifier Corp.                         1.7%
 3. East-West Bancorp., Inc.                1.5%
 4. Cooper Companies, Inc.                  1.4%
 5. Patina Oil & Gas Corp.                  1.4%
 6. Winnebago Industries, Inc.              1.4%
 7. Oshkosh Truck Corp.                     1.3%
 8. AnnTaylor Stores Corp.                  1.3%
 9. Chico's FAS, Inc.                       1.3%
10. Church & Dwight Co., Inc.               1.3%

Top 10 equity holdings comprised 14.3% of the Portfolio's market value of investments ($106,917 in thousands). As of December 31, 2003 the Fund held 114 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                     SINCE
                                                                                 INCEPTION
                                       1 YEAR       3 YEARS       5 YEARS       (12/20/94)
                                 -------------------------------------------------------------
CLASS A SHARES
            Without Sales Charge        36.37%         1.88%         6.55%           14.67%
               With Sales Charge*       28.52%        (0.11%)        5.30%           13.93%
                                 -------------------------------------------------------------
CLASS B SHARES
                    Without CDSC        35.39%         1.09%         5.75%           13.93%
                       With CDSC**      30.39%         0.10%         5.43%           13.93%
                                 -------------------------------------------------------------
SELECT SHARES                           37.07%         2.43%         7.13%           15.14%

 *   Sales Charge for Class A Shares is 5.75%.

** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (12/20/94 TO 12/31/03)

        JPMORGAN SMALL CAP EQUITY FUND (CLASS A SHARES)   S&P SMALLCAP 600 INDEX   LIPPER SMALL-CAP CORE FUNDS INDEX
        -----------------------------------------------   ----------------------   ---------------------------------
Dec-94                  $          9,425                       $    10,000                    $      10,000
Dec-94                  $          9,791                       $    10,000                    $      10,000
Jan-95                  $          9,489                       $     9,858                    $      10,103
Feb-95                  $         10,045                       $    10,264                    $      10,505
Mar-95                  $         10,838                       $    10,471                    $      10,728
Apr-95                  $         11,225                       $    10,705                    $      10,908
May-95                  $         11,583                       $    10,872                    $      11,040
Jun-95                  $         12,449                       $    11,469                    $      11,479
Jul-95                  $         13,424                       $    12,346                    $      12,114
Aug-95                  $         13,906                       $    12,614                    $      12,518
Sep-95                  $         14,322                       $    12,936                    $      12,732
Oct-95                  $         14,256                       $    12,297                    $      12,281
Nov-95                  $         14,653                       $    12,739                    $      12,648
Dec-95                  $         15,081                       $    12,950                    $      13,073
Jan-96                  $         15,149                       $    12,978                    $      13,169
Feb-96                  $         15,714                       $    13,403                    $      13,635
Mar-96                  $         16,165                       $    13,689                    $      13,976
Apr-96                  $         17,699                       $    14,475                    $      14,940
May-96                  $         18,466                       $    14,989                    $      15,614
Jun-96                  $         18,283                       $    14,401                    $      14,905
Jul-96                  $         16,692                       $    13,411                    $      13,695
Aug-96                  $         17,909                       $    14,239                    $      14,393
Sep-96                  $         18,733                       $    14,864                    $      14,998
Oct-96                  $         18,398                       $    14,762                    $      14,717
Nov-96                  $         18,867                       $    15,528                    $      15,248
Dec-96                  $         19,423                       $    15,710                    $      15,518
Jan-97                  $         20,035                       $    15,971                    $      15,864
Feb-97                  $         19,228                       $    15,627                    $      15,449
Mar-97                  $         18,061                       $    14,794                    $      14,670
Apr-97                  $         17,526                       $    14,975                    $      14,674
May-97                  $         19,647                       $    16,734                    $      16,239
Jun-97                  $         20,873                       $    17,474                    $      17,156
Jul-97                  $         22,087                       $    18,573                    $      18,189
Aug-97                  $         22,456                       $    19,041                    $      18,635
Sep-97                  $         23,887                       $    20,300                    $      20,032
Oct-97                  $         22,924                       $    19,423                    $      19,235
Nov-97                  $         22,729                       $    19,281                    $      18,989
Dec-97                  $         22,870                       $    19,670                    $      18,968
Jan-98                  $         22,690                       $    19,287                    $      18,691
Feb-98                  $         24,691                       $    21,044                    $      20,087
Mar-98                  $         26,352                       $    21,848                    $      21,033
Apr-98                  $         26,052                       $    21,977                    $      21,235
May-98                  $         24,580                       $    20,814                    $      20,133
Jun-98                  $         25,101                       $    20,874                    $      20,061
Jul-98                  $         23,540                       $    19,278                    $      18,614
Aug-98                  $         18,396                       $    15,557                    $      15,016
Sep-98                  $         19,798                       $    16,511                    $      15,648
Oct-98                  $         20,418                       $    17,277                    $      16,290
Nov-98                  $         21,708                       $    18,249                    $      17,199
Dec-98                  $         23,634                       $    19,416                    $      18,279
Jan-99                  $         22,979                       $    19,171                    $      18,142
Feb-99                  $         20,831                       $    17,444                    $      16,660
Mar-99                  $         21,143                       $    17,669                    $      16,735
Apr-99                  $         22,232                       $    18,837                    $      17,864
May-99                  $         22,132                       $    19,294                    $      18,234
Jun-99                  $         23,717                       $    20,392                    $      19,288
Jul-99                  $         23,747                       $    20,213                    $      19,182
Aug-99                  $         23,232                       $    19,323                    $      18,478
Sep-99                  $         23,232                       $    19,404                    $      18,463
Oct-99                  $         22,970                       $    19,356                    $      18,624
Nov-99                  $         24,210                       $    20,165                    $      19,825
Dec-99                  $         26,885                       $    21,823                    $      21,964
Jan-00                  $         26,162                       $    21,146                    $      21,542
Feb-00                  $         29,673                       $    23,978                    $      24,580
Mar-00                  $         29,661                       $    23,090                    $      24,231
Apr-00                  $         29,955                       $    22,696                    $      22,884
May-00                  $         28,181                       $    22,024                    $      21,911
Jun-00                  $         30,427                       $    23,325                    $      23,844
Jul-00                  $         29,445                       $    22,752                    $      23,102
Aug-00                  $         32,436                       $    24,767                    $      25,160
Sep-00                  $         31,622                       $    24,094                    $      24,514
Oct-00                  $         31,486                       $    24,245                    $      23,776
Nov-00                  $         28,098                       $    21,721                    $      21,408
Dec-00                  $         30,692                       $    24,398                    $      23,487
Jan-01                  $         29,568                       $    25,444                    $      24,323
Feb-01                  $         27,469                       $    23,892                    $      22,778
Mar-01                  $         26,214                       $    22,795                    $      21,701
Apr-01                  $         28,326                       $    24,533                    $      23,430
May-01                  $         28,740                       $    25,001                    $      24,283
Jun-01                  $         29,062                       $    25,916                    $      25,034
Jul-01                  $         29,262                       $    25,483                    $      24,453
Aug-01                  $         28,393                       $    24,902                    $      23,768
Sep-01                  $         25,333                       $    21,536                    $      20,654
Oct-01                  $         26,255                       $    22,683                    $      21,881
Nov-01                  $         27,391                       $    24,342                    $      23,507
Dec-01                  $         28,783                       $    25,989                    $      25,157
Jan-02                  $         28,970                       $    26,216                    $      24,860
Feb-02                  $         28,689                       $    25,765                    $      24,197
Mar-02                  $         29,986                       $    27,800                    $      26,055
Apr-02                  $         30,493                       $    28,587                    $      26,183
May-02                  $         29,825                       $    27,403                    $      25,206
Jun-02                  $         28,059                       $    25,987                    $      23,795
Jul-02                  $         24,703                       $    22,317                    $      20,561
Aug-02                  $         24,891                       $    22,529                    $      20,670
Sep-02                  $         23,584                       $    21,150                    $      19,206
Oct-02                  $         23,921                       $    21,827                    $      19,888
Nov-02                  $         24,649                       $    22,962                    $      21,356
Dec-02                  $         23,801                       $    22,188                    $      20,318
Jan-03                  $         23,020                       $    21,425                    $      19,725
Feb-03                  $         22,723                       $    20,740                    $      19,109
Mar-03                  $         22,709                       $    20,903                    $      19,270
Apr-03                  $         24,338                       $    22,599                    $      20,875
May-03                  $         25,912                       $    24,420                    $      22,708
Jun-03                  $         26,371                       $    25,055                    $      23,230
Jul-03                  $         27,597                       $    26,358                    $      24,422
Aug-03                  $         29,104                       $    27,642                    $      25,479
Sep-03                  $         28,336                       $    26,829                    $      24,926
Oct-03                  $         30,841                       $    29,155                    $      26,886
Nov-03                  $         31,689                       $    30,257                    $      27,854
Dec-03                  $         32,468                       $    30,793                    $      28,628

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 12/20/94.

Returns for the Select Shares prior to 5/7/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 3/28/95 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, S&P SmallCap 600 Index and Lipper Small-Cap Core Funds Index from December 20, 1994 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN SMALL CAP GROWTH FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                        11/14/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                      $         4.4
Primary Benchmark                  RUSSSELL 2000
                                    GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Small Cap Growth Fund, which seeks growth from capital appreciation, rose 40.25% (Institutional shares) during the year ended December 31, 2003. This compares with a gain of 48.53% for the Russell 2000(R) Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund participated in the market's rapid ascent, although results trailed the benchmark index. All sectors posted positive returns in the period, with particularly strong stock selection in the Utilities sector. Weaker stock selection in the Healthcare sector, however, offset the stronger results and led to the Fund's underperformance.

     Medcath was the portfolio's top detractor in the period, disappointing investors with lackluster results earlier in the year. The company, which develops hospitals focused on providing cardiovascular care, reported earnings that met expectations but reflected moderate deterioration in several important operating trends. We believed the lower-quality earnings raised the possibility that it may become increasingly difficult for the company to achieve ongoing operational efficiencies. Additionally, Daisytek International, the leading wholesale distributor of consumable computer and non-paper office supplies, also detracted from the portfolio's performance. The company reported lower than expected profits for its fiscal third quarter, citing a heavy cost burden associated with the company's growth initiatives and a looming shortfall in working capital. As a result of these announcements, both positions were sold from the portfolio.

     Global Imaging Systems was the portfolio's top contributor for the period. Shares rose strongly after the company reported its eleventh consecutive quarter in which earnings per share exceeded consensus estimates, driven by a combination of strong revenues and gross margins. The company provides sales, service, and support of copiers, faxes, PCs and PC networks, printers, and document imaging and storage equipment. Another top contributor was Packeteer, the provider of bandwidth management software. The sluggish economy has been a key driver of growth for the bandwidth management industry as customers seek low-cost solutions to improve network capacity in a time when expensive network upgrades are not possible.

Q:   HOW WAS THE FUND MANAGED?

A: We continue to focus on maintaining our longstanding philosophy of making long-term investments in small cap growth companies with leading competitive positions and strong management.

     During the period, we did increase the Fund's weighting in the Technology sector, where we added names such as Artisan Components, Aeroflex and Lawson Software. To fund these new names we reduced the portfolio's exposure in the Financial Services sector, by eliminating stocks that had disappointed such as AmeriCredit and Brown & Brown as well as taking profits from those that performed extremely well such as Checkfree and Chelsea Properties.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                29.6%
Consumer Goods & Services                 20.0%
Health Services & Systems                 11.3%
Industrial Products & Services             9.2%
Finance & Insurance                        7.8%
Pharmaceuticals                            7.6%
Energy                                     5.2%
Telecommunications                         4.5%
Short-Term Investments                     3.8%
REITs                                      1.0%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Global Imaging
    Systems, Inc.                           2.5%
 2. Electronics for Imaging, Inc.           1.9%
 3. Ruby Tuesday, Inc.                      1.8%
 4. Mettler-Toledo
    International, Inc.
    (Switzerland)                           1.7%
 5. UTI Worldwide, Inc.
    (Virgin Islands)                        1.7%
 6. Gray Television, Inc.                   1.6%
 7. Nextel Partners, Inc., Class A          1.6%
 8. United Surgical Partners
    International, Inc.                     1.6%
 9. VCA Antech, Inc.                        1.6%
10. Ritchie Bros.
    Auctioneers, Inc. (Canada)              1.6%

Top 10 equity holdings comprised 17.6% of the Portfolio's market value of investments ($786 in thousands). As of December 31, 2003 the Fund held 89 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                       SINCE
                                                                                   INCEPTION
                                         1 YEAR       3 YEARS       5 YEARS       (11/14/97)
                                  ---------------------------------------------------------------
CLASS A SHARES
            Without Sales Charge          39.45%        (9.82%)       (0.18%)           2.47%
               With Sales Charge*         31.34%       (11.59%)       (1.36%)           1.49%
                                  ---------------------------------------------------------------
  INSTITUTIONAL SHARES                    40.25%        (9.16%)        0.25%            2.84%
                                  ---------------------------------------------------------------
  SELECT SHARES                           40.11%        (9.36%)        0.13%            2.73%

 *   Sales Charge for Class A Shares is 5.75%.
** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% CDSC for the period since inception.

[CHART]

LIFE OF FUND PERFORMANCE (11/14/97 TO 12/31/03)

         JPMORGAN SMALL CAP GROWTH FUND
             (INSTITUTIONAL SHARES)      RUSSELL 2000 INDEX  RUSSELL 2000 GROWTH INDEX  LIPPER SMALL-CAP GROWTH FUNDS INDEX
         ------------------------------  ------------------  -------------------------  -----------------------------------
Nov-97          $      3,000,000            $  3,000,000           $   3,000,000                 $     3,000,000
Nov-97          $      2,991,000            $  3,000,000           $   3,000,000                 $     3,000,000
Dec-97          $      3,061,887            $  3,052,500           $   3,001,800                 $     2,960,100
Jan-98          $      3,116,082            $  3,004,271           $   2,961,876                 $     2,916,291
Feb-98          $      3,278,430            $  3,226,286           $   3,223,410                 $     3,151,927
Mar-98          $      3,485,627            $  3,359,209           $   3,358,471                 $     3,294,394
Apr-98          $      3,524,666            $  3,377,685           $   3,378,957                 $     3,318,443
May-98          $      3,389,319            $  3,195,628           $   3,133,645                 $     3,083,497
Jun-98          $      3,482,525            $  3,202,338           $   3,165,608                 $     3,173,844
Jul-98          $      3,233,176            $  2,942,949           $   2,901,280                 $     2,935,171
Aug-98          $      2,599,150            $  2,371,428           $   2,231,664                 $     2,294,129
Sep-98          $      2,845,550            $  2,557,111           $   2,457,955                 $     2,416,865
Oct-98          $      3,019,697            $  2,661,441           $   2,586,261                 $     2,512,090
Nov-98          $      3,193,934            $  2,800,901           $   2,786,954                 $     2,716,323
Dec-98          $      3,516,521            $  2,974,276           $   3,039,174                 $     2,988,498
Jan-99          $      3,590,016            $  3,013,834           $   3,175,937                 $     3,060,820
Feb-99          $      3,427,748            $  2,769,714           $   2,885,338                 $     2,766,369
Mar-99          $      3,461,340            $  2,812,921           $   2,988,056                 $     2,891,409
Apr-99          $      3,819,588            $  3,064,959           $   3,251,902                 $     3,004,174
May-99          $      3,969,698            $  3,109,707           $   3,257,105                 $     3,020,697
Jun-99          $      4,118,562            $  3,250,266           $   3,428,754                 $     3,303,434
Jul-99          $      4,338,905            $  3,161,209           $   3,322,806                 $     3,291,872
Aug-99          $      4,090,720            $  3,044,244           $   3,198,533                 $     3,245,786
Sep-99          $      4,171,307            $  3,044,853           $   3,260,264                 $     3,363,608
Oct-99          $      4,286,018            $  3,057,032           $   3,343,727                 $     3,559,706
Nov-99          $      4,599,754            $  3,239,537           $   3,697,159                 $     4,008,941
Dec-99          $      5,152,645            $  3,606,253           $   4,348,968                 $     4,817,144
Jan-00          $      4,814,116            $  3,548,192           $   4,308,523                 $     4,767,045
Feb-00          $      5,118,849            $  4,133,999           $   5,311,116                 $     6,163,790
Mar-00          $      5,393,220            $  3,861,568           $   4,752,918                 $     5,679,932
Apr-00          $      5,272,951            $  3,629,102           $   4,272,873                 $     4,977,892
May-00          $      5,020,904            $  3,417,525           $   3,898,570                 $     4,570,701
Jun-00          $      5,746,927            $  3,715,533           $   4,402,265                 $     5,375,601
Jul-00          $      5,468,775            $  3,595,893           $   4,024,991                 $     5,025,650
Aug-00          $      5,991,590            $  3,870,260           $   4,448,420                 $     5,565,907
Sep-00          $      5,687,217            $  3,756,474           $   4,227,333                 $     5,290,395
Oct-00          $      5,367,596            $  3,588,936           $   3,884,074                 $     4,893,615
Nov-00          $      4,524,883            $  3,220,711           $   3,178,726                 $     4,060,232
Dec-00          $      4,751,580            $  3,497,370           $   3,373,264                 $     4,419,157
Jan-01          $      5,014,817            $  3,679,583           $   3,646,161                 $     4,553,941
Feb-01          $      4,283,657            $  3,438,202           $   3,146,272                 $     3,971,037
Mar-01          $      3,683,945            $  3,270,074           $   2,860,276                 $     3,585,449
Apr-01          $      4,265,272            $  3,525,794           $   3,210,374                 $     3,972,678
May-01          $      4,460,621            $  3,612,528           $   3,284,855                 $     4,080,337
Jun-01          $      4,705,955            $  3,737,161           $   3,374,531                 $     4,183,162
Jul-01          $      4,228,771            $  3,534,980           $   3,086,684                 $     3,950,159
Aug-01          $      3,915,419            $  3,420,800           $   2,893,766                 $     3,716,310
Sep-01          $      3,102,187            $  2,960,361           $   2,426,712                 $     3,136,194
Oct-01          $      3,529,048            $  3,133,542           $   2,660,162                 $     3,366,077
Nov-01          $      3,951,475            $  3,376,078           $   2,882,285                 $     3,626,948
Dec-01          $      4,233,215            $  3,584,382           $   3,061,852                 $     3,846,741
Jan-02          $      4,165,060            $  3,547,104           $   2,952,850                 $     3,730,570
Feb-02          $      3,688,161            $  3,449,914           $   2,761,800                 $     3,504,870
Mar-02          $      3,947,070            $  3,727,287           $   3,001,801                 $     3,791,568
Apr-02          $      3,674,722            $  3,761,205           $   2,936,962                 $     3,691,471
May-02          $      3,356,858            $  3,594,207           $   2,765,150                 $     3,543,443
Jun-02          $      3,007,074            $  3,415,935           $   2,530,665                 $     3,280,165
Jul-02          $      2,534,662            $  2,900,129           $   2,141,702                 $     2,815,038
Aug-02          $      2,548,350            $  2,892,588           $   2,140,631                 $     2,810,815
Sep-02          $      2,298,611            $  2,684,900           $   1,986,077                 $     2,640,480
Oct-02          $      2,471,237            $  2,771,086           $   2,086,573                 $     2,753,228
Nov-02          $      2,721,079            $  3,018,267           $   2,293,352                 $     2,983,949
Dec-02          $      2,539,311            $  2,850,149           $   2,135,111                 $     2,784,621
Jan-03          $      2,475,828            $  2,771,200           $   2,077,036                 $     2,711,107
Feb-03          $      2,380,509            $  2,687,510           $   2,021,579                 $     2,626,521
Mar-03          $      2,421,454            $  2,722,179           $   2,052,105                 $     2,680,627
Apr-03          $      2,621,466            $  2,980,241           $   2,246,234                 $     2,902,047
May-03          $      2,884,923            $  3,300,021           $   2,499,385                 $     3,198,055
Jun-03          $      2,944,064            $  3,359,751           $   2,547,623                 $     3,306,469
Jul-03          $      3,103,043            $  3,570,072           $   2,740,223                 $     3,499,898
Aug-03          $      3,289,226            $  3,733,581           $   2,887,373                 $     3,685,393
Sep-03          $      3,171,143            $  3,664,510           $   2,814,322                 $     3,594,732
Oct-03          $      3,434,665            $  3,972,329           $   3,057,480                 $     3,920,415
Nov-03          $      3,507,480            $  4,113,346           $   3,157,154                 $     4,024,698
Dec-03          $      3,561,680            $  4,196,847           $   3,171,361                 $     4,030,332

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 11/14/97.

Returns for the Select Shares prior to 10/31/01 (offering date of the Select Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Select Shares.

Returns for the Class A, Class B, and Class C Shares prior to 4/30/01 (offering date of the Class A, Class B, and Class C Shares) are calculated using the historical expenses of the Institutional Shares, which are lower than the expenses of the Class A, Class B, and Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan Small Cap Growth Fund, Russell 2000 Index, Russell 2000 Growth Index and Lipper Small-Cap Growth Funds Index from November 14, 1997 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN TRUST SMALL CAP EQUITY FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                          1/1/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                      $       386.0
Primary Benchmark                  S&P SMALL CAP
                                       600 INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan Trust Small Cap Equity Fund, which seeks capital growth over the long term, rose 35.20% during the year ended December 31, 2003. This compares with an appreciation of 38.78% by the S&P Small Cap 600 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund delivered strong absolute performance in 2003, although it trailed its benchmark. In the rally that dominated the 2003 equity market, it was low-quality, non-earning, micro-cap stocks that led the market for most of the year. Our bias toward owning high-quality, profitable, relatively large small cap companies hurt relative performance during the year.

     Stock selection added to relative performance in a number of areas, most significantly in the Health Services and Systems and Pharmaceuticals sectors. In Health Services and Systems, our holdings gained 60% during the year. Key holdings such as managed care provider, Coventry Health Care, medical device manufacturer, Inamed Corp, and contact lens maker, Cooper Companies, drove this outperformance. In Pharmaceuticals, Scios, a biotechnology company that makes drugs to treat cardiovascular diseases and chronic pain, contributed to performance when it was acquired by Johnson & Johnson.

     Given the strong rally in the market, our large cash position was a major detractor from relative performance. Stock selection in the Industrial Cyclical and Basic Materials sectors also negatively impacted relative performance. As the most cyclical stocks led the rally, our less cyclical holdings underperformed. Our less cyclical holdings included Alliant Techsystems, a maker of defense equipment; Waste Connections, a waste collection company; and EMCOR Group, a provider of construction and facilities services.

     In the Basic Materials sector, the portfolio suffered from being underweight in the metals and mining industry stocks as rising commodity prices and the weak dollar drove a robust rally. In addition, our holdings in the specialty chemical industry sector, such as Scotts Company, Georgia Gulf Corp., Spartech Corp. and Albemarle Corp. all underperformed. The stock price of Cambrex Corp., a manufacturer of specialty chemicals used to make pharmaceuticals, was the largest detractor, declining 16% during the year after reducing its profit forecast in early April.

Q:   HOW WAS THE FUND MANAGED?

A: During the year, we increased our weightings in areas that we believe are positioned to benefit from an economic and market recovery, such as technology and industrial cyclical stocks. At year-end, the Fund had significant overweights in the Systems Hardware and Industrial Cyclical sectors. We were underweight in the Basic Materials and Finance sectors.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Consumer Goods & Services                 27.7%
Technology                                19.9%
Industrial Products & Services            18.4%
Finance & Insurance                       11.8%
Health Services & Systems                  9.2%
Energy                                     5.9%
Utilities                                  2.5%
Pharmaceuticals                            1.8%
REITs                                      1.7%
Short-Term Investments                     1.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. International Rectifier Corp.           1.6%
 2. CACI International, Inc.,               1.5%
 3. East-West Bancorp, Inc.                 1.5%
 4. West Marine, Inc.                       1.3%
 5. Cooper Companies, Inc.                  1.3%
 6. Chico's FAS, Inc.                       1.3%
 7. Patina Oil & Gas Corp.                  1.3%
 8. AnnTaylor Stores Corp.                  1.3%
 9. Winnebago Industries, Inc.              1.2%
10. Oshkosh Truck Corp.                     1.2%

Top 10 equity holdings comprised 13.5% of the Portfolio's market value of investments ($52,633 in thousands). As of December 31, 2003 the Fund held 118 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
                            --------------------------------------------------------------
SELECT SHARES                        35.20%         2.41%         2.97%          6.75%

[CHART]

LIFE OF FUND PERFORMANCE (12/31/93 TO 12/31/03)

        JPMORGAN TRUST SMALL CAP EQUITY   S&P SMALLCAP 600 INDEX   LIPPER SMALL-CAP CORE FUNDS INDEX
        -------------------------------   ----------------------   ---------------------------------
Dec-93          $   1,000,000                 $    1,000,000               $    1,000,000
Jan-94          $   1,007,100                 $    1,023,600               $    1,026,400
Feb-94          $   1,007,301                 $    1,020,632               $    1,024,450
Mar-94          $     957,138                 $      947,452               $      984,599
Apr-94          $     931,678                 $      961,664               $      982,925
May-94          $     947,330                 $      942,623               $      985,382
Jun-94          $     954,719                 $      907,652               $      953,357
Jul-94          $     956,629                 $      918,907               $      967,086
Aug-94          $     996,711                 $      981,484               $    1,011,668
Sep-94          $     998,406                 $      976,381               $    1,013,489
Oct-94          $   1,012,683                 $      966,617               $    1,018,759
Nov-94          $     971,872                 $      929,692               $      992,985
Dec-94          $     982,563                 $      952,283               $    1,001,624
Jan-95          $     995,925                 $      938,761               $    1,011,941
Feb-95          $   1,021,421                 $      977,438               $    1,052,216
Mar-95          $   1,029,797                 $      997,182               $    1,074,523
Apr-95          $   1,037,211                 $    1,019,419               $    1,092,575
May-95          $   1,054,222                 $    1,035,322               $    1,105,795
Jun-95          $   1,102,294                 $    1,092,162               $    1,149,806
Jul-95          $   1,146,606                 $    1,175,712               $    1,213,390
Aug-95          $   1,168,506                 $    1,201,225               $    1,253,796
Sep-95          $   1,195,382                 $    1,231,856               $    1,275,236
Oct-95          $   1,152,468                 $    1,171,002               $    1,230,092
Nov-95          $   1,188,655                 $    1,213,158               $    1,266,872
Dec-95          $   1,177,601                 $    1,233,176               $    1,309,439
Jan-96          $   1,177,365                 $    1,235,889               $    1,318,998
Feb-96          $   1,202,326                 $    1,276,302               $    1,365,690
Mar-96          $   1,246,932                 $    1,303,615               $    1,399,833
Apr-96          $   1,303,792                 $    1,378,442               $    1,496,421
May-96          $   1,315,656                 $    1,427,377               $    1,563,910
Jun-96          $   1,299,605                 $    1,371,424               $    1,492,908
Jul-96          $   1,243,073                 $    1,277,070               $    1,371,684
Aug-96          $   1,298,762                 $    1,355,993               $    1,441,640
Sep-96          $   1,342,011                 $    1,415,521               $    1,502,189
Oct-96          $   1,313,695                 $    1,405,754               $    1,474,098
Nov-96          $   1,367,819                 $    1,478,713               $    1,527,313
Dec-96          $   1,364,399                 $    1,496,014               $    1,554,346
Jan-97          $   1,341,750                 $    1,520,847               $    1,589,008
Feb-97          $   1,339,603                 $    1,488,149               $    1,547,376
Mar-97          $   1,288,431                 $    1,408,831               $    1,469,388
Apr-97          $   1,296,934                 $    1,426,019               $    1,469,829
May-97          $   1,426,498                 $    1,593,576               $    1,626,513
Jun-97          $   1,510,233                 $    1,664,012               $    1,718,411
Jul-97          $   1,589,370                 $    1,768,678               $    1,821,859
Aug-97          $   1,586,986                 $    1,813,249               $    1,866,495
Sep-97          $   1,657,130                 $    1,933,105               $    2,006,482
Oct-97          $   1,607,416                 $    1,849,594               $    1,926,624
Nov-97          $   1,572,375                 $    1,836,092               $    1,901,963
Dec-97          $   1,605,552                 $    1,873,181               $    1,899,871
Jan-98          $   1,572,477                 $    1,836,654               $    1,872,133
Feb-98          $   1,692,615                 $    2,003,974               $    2,011,981
Mar-98          $   1,778,092                 $    2,080,525               $    2,106,745
Apr-98          $   1,775,247                 $    2,092,801               $    2,126,970
May-98          $   1,707,610                 $    1,982,091               $    2,016,580
Jun-98          $   1,694,461                 $    1,987,839               $    2,009,321
Jul-98          $   1,625,836                 $    1,835,770               $    1,864,449
Aug-98          $   1,383,911                 $    1,481,466               $    1,504,051
Sep-98          $   1,424,737                 $    1,572,280               $    1,567,371
Oct-98          $   1,470,471                 $    1,645,234               $    1,631,634
Nov-98          $   1,565,316                 $    1,737,860               $    1,722,679
Dec-98          $   1,660,487                 $    1,848,910               $    1,830,863
Jan-99          $   1,649,030                 $    1,825,614               $    1,817,131
Feb-99          $   1,523,704                 $    1,661,126               $    1,668,672
Mar-99          $   1,499,629                 $    1,682,554               $    1,676,181
Apr-99          $   1,617,500                 $    1,793,771               $    1,789,323
May-99          $   1,677,994                 $    1,837,360               $    1,826,362
Jun-99          $   1,726,824                 $    1,941,906               $    1,931,926
Jul-99          $   1,695,569                 $    1,924,817               $    1,921,300
Aug-99          $   1,579,422                 $    1,840,125               $    1,850,788
Sep-99          $   1,485,604                 $    1,847,853               $    1,849,308
Oct-99          $   1,408,799                 $    1,843,234               $    1,865,397
Nov-99          $   1,494,172                 $    1,920,281               $    1,985,715
Dec-99          $   1,601,453                 $    2,078,128               $    2,199,974
Jan-00          $   1,523,623                 $    2,013,706               $    2,157,734
Feb-00          $   1,662,730                 $    2,283,341               $    2,461,975
Mar-00          $   1,689,333                 $    2,198,858               $    2,427,015
Apr-00          $   1,713,998                 $    2,161,257               $    2,292,073
May-00          $   1,638,753                 $    2,097,284               $    2,194,659
Jun-00          $   1,773,295                 $    2,221,233               $    2,388,228
Jul-00          $   1,715,840                 $    2,166,591               $    2,313,954
Aug-00          $   1,894,802                 $    2,358,551               $    2,520,128
Sep-00          $   1,837,390                 $    2,294,398               $    2,455,361
Oct-00          $   1,833,531                 $    2,308,853               $    2,381,454
Nov-00          $   1,634,776                 $    2,068,502               $    2,144,261
Dec-00          $   1,789,426                 $    2,323,341               $    2,352,469
Jan-01          $   1,732,880                 $    2,423,012               $    2,436,217
Feb-01          $   1,613,485                 $    2,275,208               $    2,281,517
Mar-01          $   1,545,234                 $    2,170,776               $    2,173,601
Apr-01          $   1,662,672                 $    2,336,190               $    2,346,838
May-01          $   1,685,950                 $    2,380,811               $    2,432,262
Jun-01          $   1,705,169                 $    2,467,948               $    2,507,419
Jul-01          $   1,715,230                 $    2,426,734               $    2,449,247
Aug-01          $   1,666,174                 $    2,371,404               $    2,380,668
Sep-01          $   1,491,893                 $    2,050,790               $    2,068,801
Oct-01          $   1,549,778                 $    2,160,097               $    2,191,687
Nov-01          $   1,625,872                 $    2,318,001               $    2,354,530
Dec-01          $   1,711,230                 $    2,474,929               $    2,519,818
Jan-02          $   1,729,027                 $    2,496,461               $    2,490,084
Feb-02          $   1,712,947                 $    2,453,522               $    2,423,599
Mar-02          $   1,793,970                 $    2,647,350               $    2,609,731
Apr-02          $   1,826,620                 $    2,722,270               $    2,622,519
May-02          $   1,787,713                 $    2,609,568               $    2,524,699
Jun-02          $   1,683,489                 $    2,474,654               $    2,383,316
Jul-02          $   1,483,827                 $    2,125,233               $    2,059,423
Aug-02          $   1,496,143                 $    2,145,422               $    2,070,338
Sep-02          $   1,412,808                 $    2,014,122               $    1,923,758
Oct-02          $   1,430,327                 $    2,078,574               $    1,992,052
Nov-02          $   1,472,092                 $    2,186,660               $    2,139,065
Dec-02          $   1,421,305                 $    2,112,970               $    2,035,106
Jan-03          $   1,373,549                 $    2,040,284               $    1,975,681
Feb-03          $   1,357,341                 $    1,974,994               $    1,914,040
Mar-03          $   1,355,848                 $    1,990,597               $    1,930,118
Apr-03          $   1,451,707                 $    2,152,034               $    2,090,897
May-03          $   1,544,180                 $    2,325,488               $    2,274,478
Jun-03          $   1,571,667                 $    2,385,951               $    2,326,791
Jul-03          $   1,642,078                 $    2,510,020               $    2,446,155
Aug-03          $   1,731,242                 $    2,632,258               $    2,552,073
Sep-03          $   1,678,786                 $    2,554,870               $    2,496,693
Oct-03          $   1,828,869                 $    2,776,377               $    2,692,933
Nov-03          $   1,884,650                 $    2,881,324               $    2,789,879
Dec-03          $   1,922,493                 $    2,932,324               $    2,867,438

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The fund commenced operations on 1/1/97.

Returns for the Fund prior to 1/1/97 (offering date of the Shares) are calculated using the historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Trust Small Cap Equity Fund, S&P SmallCap 600 Index, and Lipper Small-Cap Core Funds Index from December 31, 1993 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains.

The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P SmallCap 600 Index includes 600 stocks of small U.S. Companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investor's cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. SMALL COMPANY FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                         11/4/1993
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                 $            339.5
Primary Benchmark             RUSSELL 2000 INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks, had a return of 40.03% (Institutional shares) during the year ended December 31, 2003. This compares to a 47.25% return from the Russell 2000 Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund underperformed its benchmark for the year, as both stock selection and sector weightings detracted from performance. Stock selection within Finance, Industrial Cyclical and Pharmaceuticals positively contributed to performance, while Software and Services, Health Services and Systems and Systems Hardware detracted from it. An overweight in Pharmaceuticals contributed, while an underweight in Basic Materials sectors had a negative impact on performance. Main stock contributors for the year were Unova Inc., Wabash National Corp. and Doral Financial Corp., while main detractors included Emcor Group Inc., CTI Molecular Imaging and First Horizon Pharmaceuticals.

Q:   HOW WAS THE FUND MANAGED?

A: The Fund utilizes active stock selection, within a systematic valuation process. This strategy invests in a diversified portfolio of 200 to 250 U.S. small capitalization stocks, with the aim of limiting the style or theme volatility that characterizes many small-cap fund competitors. As such, it is managed to maintain risk characteristics similar to those of the Russell 2000 index. The portfolio management team continued to focus on the bottom-up selection of attractively valued small-cap companies with strong fundamentals. Investment decisions are made based on market conditions, analysts' input and the portfolio managers' own quantitative and qualitative analysis.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                22.0%
Consumer Goods & Services                 18.0%
Industrial Products & Services            17.3%
Finance & Insurance                       14.6%
Pharmaceuticals                            8.5%
Health Services & Systems                  5.7%
REITs                                      5.4%
Energy                                     3.7%
Telecommunications                         2.5%
Utilities                                  1.9%
Short-Term Investments                     0.3%
Fixed Income                               0.1%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Crown Holdings, Inc.                    2.1%
 2. Adolor Corp.                            1.5%
 3. Maxtor Corp.                            1.4%
 4. Zebra Technologies Corp.,
    Class A                                 1.3%
 5. Pier 1 Imports, Inc.                    1.3%
 6. Silgan Holdings, Inc.                   1.3%
 7. Precision Castparts Corp.               1.2%
 8. Credence Systems Corp.                  1.2%
 9. Western Digital Corp.                   1.1%
10. AtheroGenics, Inc.                      1.0%

Top 10 equity holdings comprised 13.5% of the Portfolio's market value of investments ($46,897 in thousands). As of December 31, 2003 the Fund held 245 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                   1 YEAR       3 YEARS       5 YEARS       10 YEARS
                          ---------------------------------------------------------------
INSTITUTIONAL SHARES                40.03%         0.55%         5.81%          8.75%
                          ---------------------------------------------------------------
SELECT SHARES                       39.72%         0.38%         5.61%          8.61%

[CHART]

LIFE OF FUND PERFORMANCE (12/31/93 TO 12/31/03)

         JPMORGAN U.S. SMALL COMPANY FUND
              (INSTITUTIONAL SHARES)        RUSSELL 2000 INDEX   LIPPER SMALL-CAP CORE FUNDS INDEX
         --------------------------------   ------------------   ---------------------------------
Dec-93          $       3,000,000              $  3,000,000             $        3,000,000
Jan-94          $       3,081,300              $  3,093,900             $        3,079,200
Feb-94          $       3,039,086              $  3,082,762             $        3,073,350
Mar-94          $       2,907,190              $  2,920,300             $        2,953,796
Apr-94          $       2,884,804              $  2,937,530             $        2,948,775
May-94          $       2,814,704              $  2,904,630             $        2,956,147
Jun-94          $       2,710,841              $  2,806,744             $        2,860,072
Jul-94          $       2,766,413              $  2,852,774             $        2,901,257
Aug-94          $       2,898,648              $  3,011,674             $        3,035,005
Sep-94          $       2,873,430              $  3,001,434             $        3,040,468
Oct-94          $       2,893,256              $  2,989,429             $        3,056,278
Nov-94          $       2,766,532              $  2,868,656             $        2,978,955
Dec-94          $       2,825,736              $  2,945,536             $        3,004,871
Jan-95          $       2,820,084              $  2,908,422             $        3,035,822
Feb-95          $       2,953,192              $  3,029,412             $        3,156,647
Mar-95          $       3,046,513              $  3,081,215             $        3,223,568
Apr-95          $       3,120,239              $  3,149,618             $        3,277,724
May-95          $       3,159,866              $  3,203,792             $        3,317,385
Jun-95          $       3,324,179              $  3,370,068             $        3,449,417
Jul-95          $       3,494,044              $  3,564,184             $        3,640,169
Aug-95          $       3,564,973              $  3,637,963             $        3,761,387
Sep-95          $       3,625,934              $  3,703,082             $        3,825,707
Oct-95          $       3,506,641              $  3,537,555             $        3,690,277
Nov-95          $       3,652,167              $  3,686,132             $        3,800,616
Dec-95          $       3,726,671              $  3,783,446             $        3,928,317
Jan-96          $       3,751,267              $  3,779,284             $        3,956,993
Feb-96          $       3,886,312              $  3,897,198             $        4,097,071
Mar-96          $       3,941,498              $  3,976,700             $        4,199,498
Apr-96          $       4,144,091              $  4,189,454             $        4,489,263
May-96          $       4,284,990              $  4,354,518             $        4,691,729
Jun-96          $       4,110,163              $  4,175,548             $        4,478,724
Jul-96          $       3,824,917              $  3,811,022             $        4,115,052
Aug-96          $       4,026,490              $  4,032,443             $        4,324,919
Sep-96          $       4,188,758              $  4,190,111             $        4,506,566
Oct-96          $       4,211,377              $  4,125,584             $        4,422,293
Nov-96          $       4,367,198              $  4,295,558             $        4,581,938
Dec-96          $       4,503,018              $  4,408,101             $        4,663,038
Jan-97          $       4,599,383              $  4,496,263             $        4,767,024
Feb-97          $       4,499,576              $  4,387,004             $        4,642,128
Mar-97          $       4,279,997              $  4,179,938             $        4,408,165
Apr-97          $       4,253,461              $  4,191,641             $        4,409,487
May-97          $       4,689,441              $  4,658,171             $        4,879,539
Jun-97          $       4,908,906              $  4,858,007             $        5,155,233
Jul-97          $       5,225,040              $  5,083,904             $        5,465,578
Aug-97          $       5,329,541              $  5,200,325             $        5,599,484
Sep-97          $       5,662,104              $  5,580,989             $        6,019,446
Oct-97          $       5,424,296              $  5,335,984             $        5,779,872
Nov-97          $       5,448,705              $  5,301,300             $        5,705,889
Dec-97          $       5,524,987              $  5,394,073             $        5,699,613
Jan-98          $       5,362,000              $  5,308,846             $        5,616,398
Feb-98          $       5,865,492              $  5,701,170             $        6,035,943
Mar-98          $       6,172,257              $  5,936,058             $        6,320,236
Apr-98          $       6,122,879              $  5,968,706             $        6,380,911
May-98          $       5,793,468              $  5,646,993             $        6,049,741
Jun-98          $       5,755,810              $  5,658,852             $        6,027,962
Jul-98          $       5,256,206              $  5,200,485             $        5,593,346
Aug-98          $       4,223,887              $  4,190,551             $        4,512,152
Sep-98          $       4,512,379              $  4,518,671             $        4,702,114
Oct-98          $       4,649,104              $  4,703,033             $        4,894,901
Nov-98          $       4,876,910              $  4,949,471             $        5,168,036
Dec-98          $       5,233,412              $  5,255,844             $        5,492,589
Jan-99          $       5,241,785              $  5,325,746             $        5,451,394
Feb-99          $       4,788,895              $  4,894,361             $        5,006,015
Mar-99          $       4,978,535              $  4,970,713             $        5,028,543
Apr-99          $       5,245,883              $  5,416,089             $        5,367,969
May-99          $       5,168,244              $  5,495,164             $        5,479,086
Jun-99          $       5,556,379              $  5,743,545             $        5,795,777
Jul-99          $       5,530,264              $  5,586,172             $        5,763,901
Aug-99          $       5,448,416              $  5,379,484             $        5,552,365
Sep-99          $       5,603,696              $  5,380,560             $        5,547,923
Oct-99          $       5,858,664              $  5,402,082             $        5,596,190
Nov-99          $       6,601,542              $  5,724,586             $        5,957,145
Dec-99          $       7,551,504              $  6,372,609             $        6,599,921
Jan-00          $       7,512,992              $  6,270,010             $        6,473,202
Feb-00          $       8,990,046              $  7,305,189             $        7,385,924
Mar-00          $       8,178,245              $  6,823,777             $        7,281,044
Apr-00          $       7,012,027              $  6,412,986             $        6,876,217
May-00          $       6,523,990              $  6,039,109             $        6,583,978
Jun-00          $       7,594,577              $  6,565,719             $        7,164,685
Jul-00          $       7,210,291              $  6,354,303             $        6,941,863
Aug-00          $       8,035,869              $  6,839,136             $        7,560,383
Sep-00          $       7,815,687              $  6,638,065             $        7,366,082
Oct-00          $       7,253,739              $  6,342,008             $        7,144,363
Nov-00          $       6,142,466              $  5,691,318             $        6,432,784
Dec-00          $       6,827,965              $  6,180,202             $        7,057,407
Jan-01          $       6,921,508              $  6,502,190             $        7,308,651
Feb-01          $       6,200,979              $  6,075,647             $        6,844,552
Mar-01          $       5,751,408              $  5,778,548             $        6,520,804
Apr-01          $       6,338,627              $  6,230,430             $        7,040,513
May-01          $       6,585,200              $  6,383,699             $        7,296,787
Jun-01          $       6,709,001              $  6,603,936             $        7,522,258
Jul-01          $       6,343,361              $  6,246,663             $        7,347,742
Aug-01          $       6,056,641              $  6,044,896             $        7,142,005
Sep-01          $       5,192,358              $  5,231,253             $        6,206,402
Oct-01          $       5,473,784              $  5,537,281             $        6,575,062
Nov-01          $       5,854,212              $  5,965,867             $        7,063,590
Dec-01          $       6,223,027              $  6,333,961             $        7,559,454
Jan-02          $       6,094,211              $  6,268,088             $        7,470,252
Feb-02          $       5,980,249              $  6,096,342             $        7,270,796
Mar-02          $       6,440,728              $  6,586,488             $        7,829,193
Apr-02          $       6,385,982              $  6,646,425             $        7,867,556
May-02          $       6,118,409              $  6,351,324             $        7,574,097
Jun-02          $       5,806,370              $  6,036,298             $        7,149,947
Jul-02          $       4,998,704              $  5,124,817             $        6,178,269
Aug-02          $       5,048,191              $  5,111,493             $        6,211,014
Sep-02          $       4,740,757              $  4,744,487             $        5,771,274
Oct-02          $       4,815,187              $  4,896,785             $        5,976,155
Nov-02          $       5,132,507              $  5,333,579             $        6,417,195
Dec-02          $       4,955,436              $  5,036,498             $        6,105,319
Jan-03          $       4,736,406              $  4,896,987             $        5,927,044
Feb-03          $       4,517,110              $  4,749,098             $        5,742,120
Mar-03          $       4,536,985              $  4,810,362             $        5,790,354
Apr-03          $       4,930,342              $  5,266,384             $        6,272,690
May-03          $       5,448,521              $  5,831,467             $        6,823,433
Jun-03          $       5,583,099              $  5,937,017             $        6,980,372
Jul-03          $       5,837,130              $  6,308,674             $        7,338,465
Aug-03          $       6,130,738              $  6,597,611             $        7,656,220
Sep-03          $       5,956,625              $  6,475,555             $        7,490,080
Oct-03          $       6,579,092              $  7,019,502             $        8,078,800
Nov-03          $       6,738,306              $  7,268,694             $        8,369,637
Dec-03          $       6,940,757              $  7,416,249             $        8,602,313

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 11/4/93.

Returns for the Institutional Shares prior to 9/10/01 (offering date of the Institutional Shares) are calculated using the historical expenses of the J.P. Morgan Institutional U.S. Small Company Fund, which are similar to the expenses of the Institutional Shares.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Shares of the JPMorgan U.S. Small Company Fund, Russell 2000 Index, and Lipper Small-Cap Core Funds Index from December 31, 1993 to December 31, 2003.

The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Index is an unmanaged, capitalization weighted price only index, which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

AS OF DECEMBER 31, 2003                                              (UNAUDITED)

FUND FACTS

Fund Inception                         6/16/1997
Fiscal Year End                      DECEMBER 31
Net Assets as of 12/31/2003
(In Millions)                       $        9.7
Primary Benchmark                   RUSSELL 2000
                                    GROWTH INDEX

Q:   HOW DID THE FUND PERFORM?

A: JPMorgan U.S. Small Company Opportunities Fund, which seeks to provide long-term growth through a portfolio of small company growth stocks, rose 28.13% during the year ended December 31, 2003. This compares with a gain of 48.53% for the Russell 2000(R) Growth Index, the Fund's benchmark.

Q:   WHY DID THE FUND PERFORM THIS WAY?

A: The Fund participated in the market's rapid ascent, although results trailed the benchmark index. All sectors posted positive returns in the period, however, weaker stock selection in the Consumer Discretionary sector led to the Fund's underperformance.

     Alloy Online was the portfolio's top detractor in the period, disappointing investors with lackluster results earlier in the year. The company, which operates a retail catalog and online presence, reported earnings that fell short of expectations due to higher expenses in its retail business. Additionally shares of the semiconductor company Monolithic Systems declined when its major customer, Nintendo, slashed the sales forecast of its Gamecube. As a result of these announcements, both positions were sold from the portfolio.

     Global Imaging Systems was the portfolio's top contributor for the period. Shares rose strongly after the company reported its eleventh consecutive quarter in which earnings per share exceeded consensus estimates, driven by a combination of strong revenues and gross margins. The company provides sales, service, and support of copiers, faxes, PCs and PC networks, printers, and document imaging and storage equipment.

Q:   HOW WAS THE FUND MANAGED?

A: During the year, management of the portfolio was transitioned to a new team that currently manages the JPMorgan Small Cap Growth Fund. The portfolio managers utilize a "bottom up" approach to construct the fund's portfolio, basing their stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

     As a result of the transition, the number of holdings in the Fund was reduced. Additionally, the portfolio's exposure to the Consumer Discretionary sector was increased and to fund these new names the portfolio's exposure in the Materials and Processing sector was eliminated.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Technology                                30.5%
Consumer Goods & Services                 20.9%
Health Services & Systems                 11.7%
Industrial Products & Services             9.6%
Finance & Insurance                        8.2%
Pharmaceuticals                            7.8%
Energy                                     5.4%
Telecommunications                         4.7%
REITs                                      1.0%
Short-Term Investments                     0.2%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

 1. Global Imaging
    Systems, Inc.                           2.7%
 2. Mettler-Toledo
    International, Inc.
    (Switzerland)                           1.9%
 3. Electronics for Imaging, Inc            1.9%
 4. Ruby Tuesday, Inc.                      1.8%
 5. UTI Worldwide, Inc.
    (Virgin Islands)                        1.7%
 6. Ritchien Bros.
    Auctioneers, Inc. (Canada)              1.7%
 7. Gray Television, Inc.                   1.7%
 8. Nextel Partners, Inc.,
    Class A                                 1.7%
 9. ProAssurance Corp.                      1.6%
10. United Surgical Partners
    International, Inc.                     1.6%

Top 10 equity holdings comprised 18.3% of the Portfolio's market value of investments ($2,050 in thousands). As of December 31, 2003 the Fund held 89 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                                                       SINCE
                                                                   INCEPTION
                          1 YEAR       3 YEARS       5 YEARS       (5/19/97)
                 ---------------------------------------------------------------
SELECT SHARES             28.13%        (13.49%)       (3.89%)          0.33%

[CHART]

LIFE OF FUND PERFORMANCE (06/16/97 TO 12/31/03)

          JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
                        (SELECT SHARES)                    RUSSELL 2000 GROWTH INDEX   LIPPER SMALL-CAP GROWTH FUNDS INDEX
          ----------------------------------------------   -------------------------   -----------------------------------
Jun-97               $            1,000,000                     $     1,000,000                 $         1,000,000
Jun-97               $            1,028,000                     $     1,000,000                 $         1,000,000
Jul-97               $            1,092,970                     $     1,051,200                 $         1,060,200
Aug-97               $            1,114,938                     $     1,082,736                 $         1,077,057
Sep-97               $            1,222,976                     $     1,169,138                 $         1,167,745
Oct-97               $            1,151,921                     $     1,098,873                 $         1,108,074
Nov-97               $            1,136,946                     $     1,072,720                 $         1,083,031
Dec-97               $            1,183,902                     $     1,073,364                 $         1,068,627
Jan-98               $            1,182,955                     $     1,059,088                 $         1,052,811
Feb-98               $            1,288,947                     $     1,152,605                 $         1,137,878
Mar-98               $            1,363,964                     $     1,200,899                 $         1,189,310
Apr-98               $            1,360,963                     $     1,208,225                 $         1,197,992
May-98               $            1,256,986                     $     1,120,508                 $         1,113,175
Jun-98               $            1,268,047                     $     1,131,937                 $         1,145,791
Jul-98               $            1,186,005                     $     1,037,420                 $         1,059,627
Aug-98               $              905,040                     $       797,984                 $           828,205
Sep-98               $            1,012,016                     $       878,899                 $           872,513
Oct-98               $            1,045,008                     $       924,778                 $           906,890
Nov-98               $            1,131,012                     $       996,540                 $           980,621
Dec-98               $            1,245,696                     $     1,086,727                 $         1,078,879
Jan-99               $            1,303,248                     $     1,135,630                 $         1,104,988
Feb-99               $            1,189,213                     $     1,031,720                 $           998,688
Mar-99               $            1,229,290                     $     1,068,449                 $         1,043,829
Apr-99               $            1,274,528                     $     1,162,793                 $         1,084,538
May-99               $            1,250,949                     $     1,164,654                 $         1,090,503
Jun-99               $            1,389,679                     $     1,226,031                 $         1,192,574
Jul-99               $            1,384,537                     $     1,188,147                 $         1,188,400
Aug-99               $            1,361,969                     $     1,143,710                 $         1,171,762
Sep-99               $            1,412,362                     $     1,165,784                 $         1,214,297
Oct-99               $            1,485,381                     $     1,195,628                 $         1,285,091
Nov-99               $            1,688,879                     $     1,322,005                 $         1,447,269
Dec-99               $            2,013,650                     $     1,555,075                 $         1,739,039
Jan-00               $            2,083,524                     $     1,540,613                 $         1,720,953
Feb-00               $            2,616,906                     $     1,899,113                 $         2,225,192
Mar-00               $            2,220,183                     $     1,699,517                 $         2,050,514
Apr-00               $            1,849,190                     $     1,527,865                 $         1,797,071
May-00               $            1,634,314                     $     1,394,024                 $         1,650,070
Jun-00               $            2,042,403                     $     1,574,132                 $         1,940,648
Jul-00               $            1,863,488                     $     1,439,229                 $         1,814,312
Aug-00               $            2,193,512                     $     1,590,636                 $         2,009,350
Sep-00               $            2,084,494                     $     1,511,582                 $         1,909,887
Oct-00               $            1,851,239                     $     1,388,841                 $         1,766,646
Nov-00               $            1,401,018                     $     1,136,628                 $         1,465,786
Dec-00               $            1,577,967                     $     1,206,189                 $         1,595,362
Jan-01               $            1,607,475                     $     1,303,770                 $         1,644,020
Feb-01               $            1,341,277                     $     1,125,023                 $         1,433,585
Mar-01               $            1,155,510                     $     1,022,758                 $         1,294,384
Apr-01               $            1,349,173                     $     1,147,944                 $         1,434,178
May-01               $            1,380,879                     $     1,174,576                 $         1,473,044
Jun-01               $            1,385,436                     $     1,206,642                 $         1,510,165
Jul-01               $            1,261,994                     $     1,103,716                 $         1,426,049
Aug-01               $            1,179,333                     $     1,034,733                 $         1,341,627
Sep-01               $              940,282                     $       867,727                 $         1,132,199
Oct-01               $            1,021,805                     $       951,203                 $         1,215,189
Nov-01               $            1,123,781                     $     1,030,628                 $         1,309,366
Dec-01               $            1,187,274                     $     1,094,836                 $         1,388,713
Jan-02               $            1,119,244                     $     1,055,860                 $         1,346,774
Feb-02               $            1,040,001                     $       987,546                 $         1,265,294
Mar-02               $            1,138,593                     $     1,073,364                 $         1,368,796
Apr-02               $            1,085,307                     $     1,050,179                 $         1,332,659
May-02               $            1,011,723                     $       988,744                 $         1,279,220
Jun-02               $              933,517                     $       904,898                 $         1,184,174
Jul-02               $              796,477                     $       765,815                 $         1,016,258
Aug-02               $              808,902                     $       765,433                 $         1,014,733
Sep-02               $              761,338                     $       710,168                 $           953,241
Oct-02               $              780,600                     $       746,103                 $           993,944
Nov-02               $              836,101                     $       820,042                 $         1,077,237
Dec-02               $              797,557                     $       763,459                 $         1,005,277
Jan-03               $              752,255                     $       742,693                 $           978,738
Feb-03               $              703,509                     $       722,863                 $           948,201
Mar-03               $              722,785                     $       733,778                 $           967,734
Apr-03               $              768,104                     $       803,193                 $         1,047,669
May-03               $              850,829                     $       893,713                 $         1,154,531
Jun-03               $              863,251                     $       910,962                 $         1,193,670
Jul-03               $              888,199                     $       979,831                 $         1,263,499
Aug-03               $              931,277                     $     1,032,448                 $         1,330,465
Sep-03               $              898,403                     $     1,006,327                 $         1,297,736
Oct-03               $              975,485                     $     1,093,273                 $         1,415,310
Nov-03               $            1,003,775                     $     1,128,914                 $         1,452,958
Dec-03               $            1,021,679                     $     1,133,994                 $         1,454,992

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 6/16/97.

Returns for the Select Shares prior to 9/10/01 (offering date of the Select Shares) are calculated using the historical expenses of the J.P. Morgan U.S. Small Company Opportunities Fund, which are similar to the expenses of the Select Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Shares of the JPMorgan U.S. Small Company Opportunities Fund, Russell 2000 Growth Index, and Lipper Small-Cap Growth Funds Index from June 16, 1997 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN DYNAMIC SMALL CAP FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.7%

            COMMON STOCKS -- 98.7%

            AEROSPACE -- 3.0%
        37  Alliant Techsystems, Inc.*                               $      2,134
        66  Engineered Support Systems, Inc.                                3,627
            ---------------------------------------------------------------------
                                                                            5,761
            ---------------------------------------------------------------------

            APPAREL -- 1.2%
        64  Coach, Inc.*                                                    2,397

            AUTOMOTIVE -- 5.1%
        42  Gentex Corp.                                                    1,848
        29  Lithia Motors, Inc., Class A                                      721
        59  O'Reilly Automotive, Inc.*                                      2,259
       106  Wabash National Corp.*                                          3,112
        28  Winnebago Industries, Inc.                                      1,925
            ---------------------------------------------------------------------
                                                                            9,865
            ---------------------------------------------------------------------

            BANKING -- 5.4%
        50  CVB Financial Corp.                                               968
        55  East-West Bancorp, Inc.                                         2,926
        45  Southwest Bancorp of Texas, Inc.                                1,744
        40  Texas Regional Bancshares, Class A                              1,468
        53  UCBH Holdings, Inc.                                             2,065
        62  Umpqua Holdings Corp.                                           1,285
            ---------------------------------------------------------------------
                                                                           10,456
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 1.7%
        31  Integra LifeSciences Holdings Corp.*                              899
        37  Martek Biosciences Corp.*                                       2,384
            ---------------------------------------------------------------------
                                                                            3,283
            ---------------------------------------------------------------------

            BUSINESS SERVICES -- 1.6%
       114  Administaff, Inc.*                                              1,976
        28  Iron Mountain, Inc.*                                            1,117
            ---------------------------------------------------------------------
                                                                            3,093
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.2%
        65  Avocent Corp.*                                                  2,390

            COMPUTER SOFTWARE -- 11.8%
        79  Ansys, Inc.*                                                    3,153
        41  BARRA, Inc.                                                     1,462
        40  Cerner Corp.* (l)                                        $      1,503
        46  Global Payments, Inc.                                           2,186
        25  Kronos, Inc.*                                                     982
        52  Manhattan Associates, Inc.*                                     1,425
       161  MAPICS, Inc.*                                                   2,106
       123  MRO Software, Inc.*                                             1,653
        30  National Instruments Corp.                                      1,364
        75  Progress Software Corp.*                                        1,537
       151  RSA Security, Inc.,*                                            2,137
        71  Serena Software, Inc.* (l)                                      1,296
        50  THQ, Inc.*                                                        846
        59  Trident Microsystems, Inc.*                                     1,019
            ---------------------------------------------------------------------
                                                                           22,669
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 1.1%
        33  Zebra Technologies Corp., Class A*                              2,197

            CONSTRUCTION -- 0.5%
         2  NVR, Inc.*                                                      1,025

            CONSUMER PRODUCTS -- 3.8%
        21  Ethan Allen Interiors, Inc.                                       867
        49  Fossil, Inc.*                                                   1,364
        43  Harman International Industries, Inc.                           3,167
        32  The Scotts Co., Class A*                                        1,875
            ---------------------------------------------------------------------
                                                                            7,273
            ---------------------------------------------------------------------

            CONSUMER SERVICES -- 2.4%
        45  Arbitron, Inc.*                                                 1,886
        69  Regis Corp.                                                     2,731
            ---------------------------------------------------------------------
                                                                            4,617
            ---------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 4.9%
        16  Amphenol Corp., Class A*                                        1,036
        41  DSP Group, Inc.*                                                1,009
        63  FEI Co.*                                                        1,406
       151  Integrated Electrical Services, Inc.*                           1,394
        83  ROFIN-SINAR Technologies, Inc.*                                 2,872
        40  Varian, Inc.*                                                   1,669
            ---------------------------------------------------------------------
                                                                            9,386
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            ENTERTAINMENT/LEISURE -- 1.9%
        76  Alliance Gaming Corp.*                                   $      1,878
        77  Penn National Gaming, Inc.*                                     1,768
            ---------------------------------------------------------------------
                                                                            3,646
            ---------------------------------------------------------------------

            ENVIRONMENTAL SERVICES -- 1.4%
        34  Stericycle, Inc.*                                               1,583
        29  Waste Connections, Inc.*                                        1,109
            ---------------------------------------------------------------------
                                                                            2,692
            ---------------------------------------------------------------------

            FINANCIAL SERVICES -- 0.8%
        93  Investment Technology Group, Inc.*                              1,499

            FOOD/BEVERAGE PRODUCTS -- 1.2%
        29  Performance Food Group Co.* (l)                                 1,034
        34  United Natural Foods, Inc.* (l)                                 1,218
            ---------------------------------------------------------------------
                                                                            2,252
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 13.1%
        62  Advanced Neuromodulation
            Systems, Inc.*                                                  2,837
       101  Arthrocare Corp.* (l)                                           2,472
        38  ICU Medical, Inc.* (l)                                          1,313
        49  Idexx Laboratories, Inc.*                                       2,249
       107  Merit Medical Systems, Inc.*                                    2,386
        53  Mid Atlantic Medical Services*                                  3,427
        77  Odyssey Healthcare, Inc.*                                       2,241
        25  Pediatrix Medical Group, Inc.*                                  1,397
        73  Possis Medical, Inc.*                                           1,434
        29  Respironics, Inc.*                                              1,326
        25  TECHNE Corp.*                                                     946
        58  VCA Antech, Inc.* (l)                                           1,800
        39  Wright Medical Group, Inc.*                                     1,181
            ---------------------------------------------------------------------
                                                                           25,009
            ---------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 1.5%
        61  Extended Stay America, Inc.                                       885
       118  Orient-Express Hotels LTD (Bermuda),
            Class A                                                         1,934
            ---------------------------------------------------------------------
                                                                            2,819
            ---------------------------------------------------------------------

            INSURANCE -- 0.9%
        54  ProAssurance Corp.* (l)                                         1,730

            MACHINERY & ENGINEERING EQUIPMENT -- 1.8%
        53  Graco, Inc.                                              $      2,125
        50  Lindsay Manufacturing Co.                                       1,263
            ---------------------------------------------------------------------
                                                                            3,388
            ---------------------------------------------------------------------

            MANUFACTURING -- 0.6%
        24  Clarcor, Inc.                                                   1,063

            MULTI-MEDIA -- 1.7%
        63  Lin TV Corp., Class A*                                          1,623
        90  Radio One, Inc., Class D* (l)                                   1,732
            ---------------------------------------------------------------------
                                                                            3,355
            ---------------------------------------------------------------------

            OIL & GAS -- 6.0%
        29  Evergreen Resources, Inc.* (l)                                    956
        66  Key Energy Services, Inc.*                                        675
        22  Patina Oil & Gas Corp.                                          1,083
        21  Penn Virginia Corp.                                             1,180
        88  Pride International, Inc.*                                      1,640
        62  Spinnaker Exploration Co.*                                      1,994
        41  Varco International, Inc.*                                        850
        79  W-H Energy Services, Inc.*                                      1,278
        63  Westport Resources Corp.*                                       1,890
            ---------------------------------------------------------------------
                                                                           11,546
            ---------------------------------------------------------------------

            PHARMACEUTICALS -- 5.6%
        72  Medicines Co.*                                                  2,124
        24  Medicis Pharmaceutical Corp., Class A                           1,676
        39  MGI Pharma, Inc.*                                               1,609
        80  NBTY, Inc.*                                                     2,135
        16  Neurocrine Biosciences, Inc.*                                     867
        35  Pharmaceutical Resources, Inc.*                                 2,306
            ---------------------------------------------------------------------
                                                                           10,717
            ---------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 0.5%
        19  Pan Pacific Retail Properties, Inc.                               910

            RESTAURANTS/FOOD SERVICES -- 2.9%
        35  P.F. Chang's China Bistro, Inc.* (l)                            1,786
        49  Panera Bread Co., Class A*                                      1,921
        63  Sonic Corp.*                                                    1,938
            ---------------------------------------------------------------------
                                                                            5,645
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            RETAILING -- 4.9%
        47  Aeropostale, Inc.*                                       $      1,291
        81  Haverty Furniture Co., Inc.                                     1,617
        70  Hibbett Sporting Goods, Inc.*                                   2,083
        88  Hot Topic, Inc.*                                                2,602
        60  The J. Jill Group, Inc.*                                          766
        66  Too, Inc.* (l)                                                  1,111
            ---------------------------------------------------------------------
                                                                            9,470
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 5.2%
        34  Cymer, Inc.*                                                    1,566
        57  Genesis Microchip, Inc.*                                        1,032
        87  Pixelworks, Inc.*                                                 956
        27  Power Integrations, Inc.*                                         897
        55  Rudolph Technologies, Inc.* (l)                                 1,351
        62  Semtech Corp.*                                                  1,407
        31  Silicon Laboratories, Inc.*                                     1,335
        32  Varian Semiconductor Equipment
            Associates, Inc.*                                               1,411
            ---------------------------------------------------------------------
                                                                            9,955
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS -- 0.8%
        83  Viasat, Inc.*                                                   1,585

            TELECOMMUNICATIONS EQUIPMENT -- 0.4%
        72  C-COR.net Corp.*                                                  802

            TOYS & GAMES -- 0.4%
        36  RC2 Corp.*                                                        737

            TRANSPORTATION -- 3.0%
       100  Heartland Express, Inc.                                  $      2,421
        66  Knight Transportation, Inc.*                                    1,680
        78  Pacer International, Inc.*                                      1,577
            ---------------------------------------------------------------------
                                                                            5,678
            ---------------------------------------------------------------------

            UTILITIES -- 0.4%
        30  American States Water Co.                                         741
            ---------------------------------------------------------------------
            Total Common Stocks                                           189,651
            (Cost $142,446)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.3%

            MONEY MARKET FUND -- 1.3%
     2,432  JPMorgan Prime Money Market Fund (a)                            2,432
            (Cost $2,432)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                              $    192,083
            (COST $144,878)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
     3,298  Merrill Lynch Premier Institution
            Money Market Fund                                        $      3,298
     3,382  Reserve Primary Money Market Fund                               3,382
     2,723  AIM Short Term Investment Co.                                   2,723
            ---------------------------------------------------------------------
                                                                     $      9,403
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.1%

            COMMON STOCKS -- 98.1%

            AEROSPACE -- 0.3%
        21  United Defense Industries, Inc.*                         $        676

            AGRICULTURAL PRODUCTION/SERVICES -- 0.4%
        20  UST, Inc.                                                         714

            AIRLINES -- 0.4%
        47  SkyWest, Inc.                                                     856

            APPAREL -- 1.6%
        16  Columbia Sportswear Co.*                                          877
        52  VF Corp.                                                        2,227
            ---------------------------------------------------------------------
                                                                            3,104
            ---------------------------------------------------------------------

            AUTOMOTIVE -- 1.2%
        41  Genuine Parts Co.                                               1,371
        10  Polaris Industries, Inc. (l)                                      899
            ---------------------------------------------------------------------
                                                                            2,270
            ---------------------------------------------------------------------

            BANKING -- 8.1%
        38  Banknorth Group, Inc.                                           1,236
        26  BB&T Corp.                                                      1,016
        21  BOK Financial Corp.*                                              819
        15  Commerce Bancorp, Inc.                                            809
        30  Compass Bancshares, Inc.                                        1,179
        30  Cullen/Frost Bankers, Inc.                                      1,225
        18  M&T Bank Corp.                                                  1,809
        20  New York Community Bancorp, Inc.                                  761
        50  North Fork Bancorporation, Inc.                                 2,023
        38  TCF Financial Corp.                                             1,951
        19  Washington Federal, Inc.                                          551
        19  Webster Financial Corp.                                           848
        52  Wilmington Trust Corp.                                          1,876
            ---------------------------------------------------------------------
                                                                           16,103
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 1.2%
        31  Biogen Idec, Inc.*                                              1,122
         9  Gilead Sciences, Inc.*                                            538
        17  ICOS Corp.* (l)                                                   704
            ---------------------------------------------------------------------
                                                                            2,364
            ---------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.5%
        23  Univision Communications, Inc., Class A*                 $        911

            BUSINESS SERVICES -- 5.3%
        36  Accenture LTD (Bermuda), Class A*                                 936
        15  Affiliated Computer Services, Inc., Class A*                      828
        15  ChoicePoint, Inc.* (l)                                            584
         8  Cintas Corp.                                                      414
        37  Deluxe Corp.                                                    1,512
        17  Equifax, Inc.                                                     407
        13  Fair Isaac Corp.                                                  632
        47  Hewitt Associates, Inc., Class A*                               1,412
        45  IMS Health, Inc.                                                1,109
        59  Interactive Data Corp.*                                           972
        22  Iron Mountain, Inc.*                                              852
        12  Moody's Corp.                                                     696
            ---------------------------------------------------------------------
                                                                           10,354
            ---------------------------------------------------------------------

            CHEMICALS -- 1.1%
        18  Sigma-Aldrich Corp.                                             1,024
        30  The Sherwin-Williams Co.                                        1,056
            ---------------------------------------------------------------------
                                                                            2,080
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.0%
        58  Juniper Networks, Inc.*                                         1,074
        47  Network Appliance, Inc.*                                          966
            ---------------------------------------------------------------------
                                                                            2,040
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 4.7%
        21  Adobe Systems, Inc.                                               808
        13  Cognos, Inc. (Canada)*                                            393
        71  Computer Associates International, Inc.                         1,938
        36  DST Systems, Inc.*                                              1,487
        20  Electronic Arts, Inc.*                                            932
         9  Intuit, Inc.*                                                     468
        13  Mercury Interactive Corp.* (l)                                    625
        17  National Instruments Corp.                                        782
        17  Synopsys, Inc.*                                                   572
        27  Take-Two Interactive Software, Inc.*                              785
        15  VERITAS Software Corp.*                                           557
            ---------------------------------------------------------------------
                                                                            9,347
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            COMPUTERS/COMPUTER HARDWARE -- 2.3%
        31  Apple Computer, Inc.*                                    $        671
        18  Lexmark International, Inc.*                                    1,431
        59  Maxtor Corp.*                                                     651
        19  Tech Data Corp.*                                                  741
        16  Zebra Technologies Corp., Class A*                              1,090
            ---------------------------------------------------------------------
                                                                            4,584
            ---------------------------------------------------------------------

            CONSTRUCTION -- 0.6%
         1  Lennar Corp., B Shares                                            117
        12  Lennar Corp., Class A                                           1,138
            ---------------------------------------------------------------------
                                                                            1,255
            ---------------------------------------------------------------------

            CONSTRUCTION MATERIALS -- 1.2%
        28  Florida Rock Industries, Inc.                                   1,525
        19  Vulcan Materials Co.                                              899
            ---------------------------------------------------------------------
                                                                            2,424
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.8%
        12  Fortune Brands, Inc.                                              872
        47  Tempur-Pedic International, Inc.*                                 729
            ---------------------------------------------------------------------
                                                                            1,601
            ---------------------------------------------------------------------

            CONSUMER SERVICES -- 0.4%
        26  Rent-A-Center, Inc.*                                              774

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.4%
        20  Amphenol Corp., Class A*                                        1,253
        19  Fisher Scientific International* (l)                              801
        25  Jabil Circuit, Inc.*                                              700
        17  Mettler-Toledo International, Inc.
            (Switzerland)*                                                    734
        58  Vishay Intertechnology, Inc.* (l)                               1,332
            ---------------------------------------------------------------------
                                                                            4,820
            ---------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 1.0%
        28  International Game Technology                                   1,010
        32  Station Casinos, Inc.                                             973
            ---------------------------------------------------------------------
                                                                            1,983
            ---------------------------------------------------------------------

            ENVIRONMENTAL SERVICES -- 1.1%
        85  Republic Services, Inc.                                         2,179

            FINANCIAL SERVICES -- 4.5%
        25  Charter One Financial, Inc.                              $        864
        29  Golden West Financial Corp.                                     2,962
        11  H & R Block, Inc.                                                 620
        17  Legg Mason, Inc.                                                1,343
        65  T. Rowe Price Group, Inc.                                       3,064
            ---------------------------------------------------------------------
                                                                            8,853
            ---------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 2.1%
         7  Brown-Forman Corp., Class B                                       653
        11  Constellation Brands, Inc., Class A*                              362
        36  Dean Foods Co.*                                                 1,184
        45  Hormel Foods Corp.                                              1,161
        17  The J.M. Smucker Co.                                              763
            ---------------------------------------------------------------------
                                                                            4,123
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 6.2%
        14  Anthem, Inc.*                                                   1,069
        28  Caremark Rx, Inc.*                                                704
        10  Dentsply International, Inc.                                      470
        37  Health Management Associates, Inc.,
            Class A                                                           876
        19  Hillenbrand Industries, Inc.                                    1,148
        18  Laboratory Corp. of America Holdings*                             652
        23  Lincare Holdings, Inc.*                                           682
        34  Omnicare, Inc.                                                  1,359
        14  Renal Care Group, Inc.*                                           593
        20  Steris Corp.*                                                     455
        10  Stryker Corp.                                                     888
        20  WellPoint Health Networks, Inc.*                                1,960
        20  Zimmer Holdings, Inc.*                                          1,376
            ---------------------------------------------------------------------
                                                                           12,232
            ---------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 0.6%
        43  Fairmont Hotels & Resorts, Inc. (Canada)                        1,167

            INSURANCE -- 5.2%
        24  Cincinnati Financial Corp.                                        997
        21  HCC Insurance Holdings, Inc.                                      681
        48  IPC Holdings LTD (Bermuda)                                      1,857
        46  MGIC Investment Corp.                                           2,591
        26  Old Republic International Corp.                                  650
        12  PartnerRe LTD (Bermuda)                                           679

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  -- CONTINUED

            INSURANCE -- CONTINUED
        24  Principal Financial Group, Inc.                          $        804
        31  SAFECO Corp.                                                    1,195
        23  Willis Group Holdings LTD
            (United Kingdom)                                                  773
            ---------------------------------------------------------------------
                                                                           10,227
            ---------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 0.5%
        13  CheckFree Corp.* (l)                                              361
        24  Orbitz, Inc., Class A* (l)                                        545
            ---------------------------------------------------------------------
                                                                              906
            ---------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 0.4%
        18  IDEX Corp.                                                        757

            MANUFACTURING -- 2.1%
         7  Carlisle Companies, Inc.                                          426
        25  Cooper Industries LTD, Class A                                  1,448
        41  Crane Co.                                                       1,251
        24  Harsco Corp.                                                    1,030
            ---------------------------------------------------------------------
                                                                            4,155
            ---------------------------------------------------------------------

            MULTI-MEDIA -- 2.6%
        25  Gannett Co., Inc.                                               2,229
        11  Knight Ridder, Inc.                                               843
        21  The E.W. Scripps Co., Class A                                   2,015
            ---------------------------------------------------------------------
                                                                            5,087
            ---------------------------------------------------------------------

            OIL & GAS -- 5.5%
        28  Burlington Resources, Inc.                                      1,562
        42  Devon Energy Corp.                                              2,410
        23  Equitable Resources, Inc.                                       1,000
        23  FMC Technologies, Inc.*                                           535
        15  Murphy Oil Corp.                                                  999
        13  Nabors Industries LTD (Barbados)*                                 546
        14  Patterson-UTI Energy, Inc.*                                       444
        25  Pioneer Natural Resources Co.*                                    798
        25  Premcor, Inc.*                                                    637
        29  Pride International, Inc.* (l)                                    539
        12  Talisman Energy, Inc. (Canada)                                    699
        27  XTO Energy, Inc.                                                  763
            ---------------------------------------------------------------------
                                                                           10,932
            ---------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 1.0%
        18  Plum Creek Timber Co., Inc.                              $        560
        33  Rayonier, Inc.                                                  1,375
            ---------------------------------------------------------------------
                                                                            1,935
            ---------------------------------------------------------------------

            PHARMACEUTICALS -- 2.5%
         6  AmerisourceBergen Corp.                                           320
        18  Medicis Pharmaceutical Corp., Class A                           1,301
        29  Millennium Pharmaceuticals, Inc.*                                 538
        83  NBTY, Inc.*                                                     2,236
        24  Sepracor, Inc.*                                                   571
            ---------------------------------------------------------------------
                                                                            4,966
            ---------------------------------------------------------------------

            PIPELINES -- 1.0%
        33  Kinder Morgan, Inc.                                             1,938

            PRINTING & PUBLISHING -- 0.8%
         2  Washington Post Co., Class B                                    1,488

            REAL ESTATE -- 1.2%
        42  Brookfield Properties Corp. (Canada)                            1,200
        25  LNR Property Corp.                                              1,223
            ---------------------------------------------------------------------
                                                                            2,423
            ---------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 3.2%
        25  AMB Property Corp.                                                822
        28  Equity Residential                                                826
        29  Kimco Realty Corp.                                              1,276
        20  Manufactured Home Communities, Inc.                               753
        29  PS Business Parks, Inc.                                         1,201
        10  Public Storage, Inc.                                              425
        20  Vornado Realty Trust                                            1,095
            ---------------------------------------------------------------------
                                                                            6,398
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 3.1%
        29  CBRL Group, Inc.                                                1,127
        69  Outback Steakhouse, Inc.                                        3,056
        18  Ruby Tuesday, Inc.                                                506
        22  Wendy's International, Inc.                                       844
        18  Yum! Brands, Inc.*                                                602
            ---------------------------------------------------------------------
                                                                            6,135
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  -- CONTINUED

            RETAILING -- 6.7%
        11  Advanced Auto Parts, Inc.*                               $        916
        28  AutoZone, Inc.*                                                 2,344
        54  Big Lots, Inc.*                                                   769
        23  CarMax, Inc.*                                                     710
        18  CDW Corp.                                                       1,028
        19  Chico's FAS, Inc.*                                                713
        62  Dollar General Corp.                                            1,302
        17  Fastenal Co.                                                      841
        47  Foot Locker, Inc.                                               1,107
        32  PETsMART, Inc.                                                    772
        40  Staples, Inc.*                                                  1,104
        38  The TJX Companies, Inc.                                           838
        11  Whole Foods Market, Inc.*                                         710
            ---------------------------------------------------------------------
                                                                           13,154
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 4.2%
        46  Altera Corp.*                                                   1,033
        21  Amkor Technology, Inc.*                                           385
        28  Broadcom Corp., Class A*                                          943
        16  Intersil Corp., Class A                                           388
        21  KLA-Tencor Corp.*                                               1,252
        19  Maxim Integrated Products, Inc.                                   921
        43  MEMC Electronics Materials, Inc.* (l)                             416
        21  Microchip Technology, Inc.                                        712
        28  Novellus Systems, Inc.*                                         1,160
        52  PMC-Sierra, Inc.*                                               1,045
            ---------------------------------------------------------------------
                                                                            8,255
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS -- 3.3%
        35  Alltel Corp.                                                    1,639
        40  CenturyTel, Inc.                                                1,305
        33  Nextel Communications, Inc., Class A* (l)                         929
        72  Nextel Partners, Inc., Class A* (l)                               967
        25  Telephone & Data Systems, Inc.                                  1,564
            ---------------------------------------------------------------------
                                                                            6,404
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 0.7%
        67  Corning, Inc.*                                                    696
        96  JDS Uniphase Corp.*                                               351
       132  Lucent Technologies, Inc.* (l)                                    375
            ---------------------------------------------------------------------
                                                                            1,422
            ---------------------------------------------------------------------

            TEXTILES -- 0.9%
        26  Mohawk Industries, Inc.*                                 $      1,848

            TOYS & GAMES -- 0.5%
        49  Mattel, Inc.                                                      948

            TRANSPORTATION -- 0.2%
         6  Teekay Shipping Corp. (Bahamas)                                   342

            UTILITIES -- 3.5%
        20  Dominion Resources, Inc.                                        1,246
        46  Energy East Corp.                                               1,030
        16  FirstEnergy Corp.                                                 563
        28  Nicor, Inc.                                                       953
        49  Pepco Holdings, Inc.                                              965
        14  Pinnacle West Capital Corp.                                       548
        29  SCANA Corp.                                                       980
        18  Sempra Energy                                                     535
            ---------------------------------------------------------------------
                                                                            6,820
            ---------------------------------------------------------------------
            Total Common Stocks                                           193,354
            (Cost $149,958)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.9%

            MONEY MARKET FUND -- 1.9%
     3,679  JPMorgan Prime Money Market Fund (a)                            3,679
            (Cost $3,679)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                              $    197,033
            (COST $153,637)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
     3,084  Merrill Lynch Premier Institution
            Money Market Fund                                        $      3,084
     3,084  Reserve Primary Money Market Fund                               3,084
            ---------------------------------------------------------------------
                                                                     $      6,168
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.8%

            COMMON STOCKS -- 99.8%

            AIRLINES -- 1.0%
        35  SkyWest, Inc.                                            $        625

            AUTOMOTIVE -- 1.1%
         7  Polaris Industries, Inc.                                          655

            BANKING -- 3.7%
        15  BOK Financial Corp.*                                              599
        11  Commerce Bancorp, Inc.                                            585
         6  M&T Bank Corp.                                                    592
         9  TCF Financial Corp.                                               436
            ---------------------------------------------------------------------
                                                                            2,212
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 2.8%
        22  Biogen Idec, Inc.*                                                815
         7  Gilead Sciences, Inc.*                                            395
        12  ICOS Corp.* (l)                                                   510
            ---------------------------------------------------------------------
                                                                            1,720
            ---------------------------------------------------------------------

            BROADCASTING/CABLE -- 1.1%
        17  Univision Communications, Inc., Class A*                          663

            BUSINESS SERVICES -- 6.5%
        26  Accenture LTD (Bermuda), Class A*                                 686
        11  Affiliated Computer Services, Inc., Class A*                      602
        11  ChoicePoint, Inc.*                                                427
         6  Cintas Corp.                                                      303
         9  Fair Isaac Corp.                                                  462
        10  Hewitt Associates, Inc., Class A*                                 303
        16  Iron Mountain, Inc.*                                              645
         8  Moody's Corp.                                                     500
            ---------------------------------------------------------------------
                                                                            3,928
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 2.4%
        42  Juniper Networks, Inc.* (l)                                       779
        34  Network Appliance, Inc.*                                          702
            ---------------------------------------------------------------------
                                                                            1,481
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 8.3%
        15  Adobe Systems, Inc.                                               591
         9  Cognos, Inc. (Canada)*                                            288
        26  Computer Associates International, Inc.                           700
        14  Electronic Arts, Inc.*                                   $        674
         7  Intuit, Inc.*                                                     360
         9  Mercury Interactive Corp.*                                        457
        12  National Instruments Corp. (l)                                    548
        13  Synopsys, Inc.*                                                   432
        20  Take-Two Interactive Software, Inc.* (l)                          573
        11  VERITAS Software Corp.*                                           392
            ---------------------------------------------------------------------
                                                                            5,015
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 4.5%
        22  Apple Computer, Inc.*                                             469
         5  Lexmark International, Inc.*                                      417
        42  Maxtor Corp.*                                                     471
        13  Tech Data Corp.*                                                  521
        12  Zebra Technologies Corp., Class A*                                828
            ---------------------------------------------------------------------
                                                                            2,706
            ---------------------------------------------------------------------

            CONSTRUCTION -- 1.5%
         1  Lennar Corp., B Shares                                            108
         9  Lennar Corp., Class A                                             821
            ---------------------------------------------------------------------
                                                                              929
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.9%
        34  Tempur-Pedic International, Inc.* (l)                             532

            CONSUMER SERVICES -- 0.9%
        19  Rent-A-Center, Inc.*                                              565

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 4.9%
        14  Amphenol Corp., Class A*                                          914
        14  Fisher Scientific International*                                  587
        18  Jabil Circuit, Inc.*                                              511
        42  Vishay Intertechnology, Inc.* (l)                                 973
            ---------------------------------------------------------------------
                                                                            2,985
            ---------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 2.5%
        22  International Game Technology                                     781
        23  Station Casinos, Inc.                                             711
            ---------------------------------------------------------------------
                                                                            1,492
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            FINANCIAL SERVICES -- 2.3%
         5  Legg Mason, Inc.                                         $        417
        20  T. Rowe Price Group, Inc.                                         955
            ---------------------------------------------------------------------
                                                                            1,372
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 10.6%
        10  Anthem, Inc.*                                                     776
        20  Caremark Rx, Inc.* (l)                                            507
        27  Health Management Associates, Inc.,
            Class A                                                           637
        13  Laboratory Corp. of America Holdings*                             469
        25  Omnicare, Inc.                                                  1,028
        11  Renal Care Group, Inc.*                                           433
        15  Steris Corp.*                                                     331
         7  Stryker Corp.                                                     633
         6  WellPoint Health Networks, Inc.*                                  606
        14  Zimmer Holdings, Inc.*                                          1,007
            ---------------------------------------------------------------------
                                                                            6,427
            ---------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 1.5%
        32  Fairmont Hotels & Resorts, Inc. (Canada)                          879

            INSURANCE -- 0.8%
        15  HCC Insurance Holdings, Inc.                                      480

            INTERNET SERVICES/SOFTWARE -- 1.1%
        10  CheckFree Corp.*                                                  263
        17  Orbitz, Inc., Class A* (l)                                        401
            ---------------------------------------------------------------------
                                                                              664
            ---------------------------------------------------------------------

            MANUFACTURING -- 1.2%
        17  Harsco Corp.                                                      754

            MULTI-MEDIA -- 0.7%
         4  The E.W. Scripps Co., Class A                                     405

            OIL & GAS -- 5.2%
        17  FMC Technologies, Inc.*                                           391
         9  Nabors Industries LTD (Barbados)*                                 384
        10  Patterson-UTI Energy, Inc.*                                       319
        18  Pioneer Natural Resources Co.*                                    579
        21  Pride International, Inc.* (l)                                    390
         9  Talisman Energy, Inc. (Canada) (l)                       $        507
        20  XTO Energy, Inc.                                                  558
            ---------------------------------------------------------------------
                                                                            3,128
            ---------------------------------------------------------------------

            PHARMACEUTICALS -- 4.5%
        13  Medicis Pharmaceutical Corp., Class A                             938
        21  Millennium Pharmaceuticals, Inc.*                                 392
        37  NBTY, Inc.*                                                       986
        17  Sepracor, Inc.*                                                   416
            ---------------------------------------------------------------------
                                                                            2,732
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 3.8%
        21  CBRL Group, Inc.                                                  820
        12  Outback Steakhouse, Inc.                                          513
        13  Ruby Tuesday, Inc.                                                365
        16  Wendy's International, Inc.                                       616
            ---------------------------------------------------------------------
                                                                            2,314
            ---------------------------------------------------------------------

            RETAILING -- 12.0%
         8  Advanced Auto Parts, Inc.*                                        667
        40  Big Lots, Inc.*                                                   562
        17  CarMax, Inc.*                                                     518
        13  CDW Corp.                                                         742
        14  Chico's FAS, Inc.*                                                521
        45  Dollar General Corp.                                              947
        13  Fastenal Co.                                                      647
        34  Foot Locker, Inc.                                                 804
        23  PETsMART, Inc.                                                    558
        29  Staples, Inc.*                                                    804
         8  Whole Foods Market, Inc.*                                         519
            ---------------------------------------------------------------------
                                                                            7,289
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 10.0%
        33  Altera Corp.*                                                     751
        16  Amkor Technology, Inc.* (l)                                       282
        21  Broadcom Corp., Class A*                                          712
        11  Intersil Corp., Class A                                           282
        16  KLA-Tencor Corp.*                                                 916
        13  Maxim Integrated Products, Inc.                                   667
        32  MEMC Electronics Materials, Inc.* (l)                             303
        15  Microchip Technology, Inc.                                        514

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            SEMI-CONDUCTORS -- CONTINUED
        19  Novellus Systems, Inc.*                                  $        810
        39  PMC-Sierra, Inc.*                                                 788
            ---------------------------------------------------------------------
                                                                            6,025
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS -- 2.3%
        24  Nextel Communications, Inc., Class A*                             673
        53  Nextel Partners, Inc., Class A* (l)                               713
            ---------------------------------------------------------------------
                                                                            1,386
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 1.7%
        49  Corning, Inc.*                                                    510
        69  JDS Uniphase Corp.*                                               253
        96  Lucent Technologies, Inc.* (l)                                    272
            ---------------------------------------------------------------------
                                                                            1,035
            ---------------------------------------------------------------------
            Total Common Stocks                                            60,398
            (Cost $48,372)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.2%

            MONEY MARKET FUND -- 0.2%
        92  JPMorgan Prime Money Market Fund (a)                     $         92
            (Cost $92)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                              $     60,490
            (COST $48,464)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
       215  Merrill Lynch Premier Institution
            Money Market Fund                                        $        215
       216  Reserve Primary Money Market Fund                                 216

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY SECURITIES (c)
$    4,992  Federal Home Loan Mortgage Corp.,
            1.07%, 01/20/04                                                 4,992
            ---------------------------------------------------------------------
                                                                     $      5,423
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 93.9%

            COMMON STOCKS -- 93.9%

            AEROSPACE -- 0.6%
       158  United Defense Industries, Inc.*                         $      5,024
            ---------------------------------------------------------------------

            APPAREL -- 3.5%
       168  Columbia Sportswear Co.* (l)                                    9,140
       485  VF Corp.                                                       20,980
            ---------------------------------------------------------------------
                                                                           30,120
            ---------------------------------------------------------------------

            AUTOMOTIVE -- 0.9%
       234  Genuine Parts Co.                                               7,782
            ---------------------------------------------------------------------

            BANKING -- 10.5%
       145  Banknorth Group, Inc.                                           4,730
       282  BB&T Corp.                                                     10,908
       102  Compass Bancshares, Inc.                                        3,994
       176  Cullen/Frost Bankers, Inc.                                      7,157
        62  M&T Bank Corp.                                                  6,124
       419  North Fork Bancorporation, Inc.                                16,961
       252  TCF Financial Corp.                                            12,956
        93  Washington Federal, Inc.                                        2,633
       150  Webster Financial Corp.                                         6,865
       507  Wilmington Trust Corp.                                         18,248
            ---------------------------------------------------------------------
                                                                           90,576
            ---------------------------------------------------------------------

            BUSINESS SERVICES -- 3.9%
       251  Deluxe Corp.                                                   10,378
        77  Equifax, Inc.                                                   1,894
       225  Hewitt Associates, Inc., Class A*                               6,733
       263  IMS Health, Inc.                                                6,541
       455  Interactive Data Corp.*                                         7,541
            ---------------------------------------------------------------------
                                                                           33,087
            ---------------------------------------------------------------------

            CHEMICALS -- 2.6%
       204  Sigma-Aldrich Corp.                                            11,682
       301  The Sherwin-Williams Co.                                       10,439
            ---------------------------------------------------------------------
                                                                           22,121
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 2.0%
       184  Computer Associates International, Inc.                         5,028
       281  DST Systems, Inc.*                                             11,751
            ---------------------------------------------------------------------
                                                                           16,779
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 0.7%
        79  Lexmark International, Inc.*                             $      6,189

            CONSTRUCTION MATERIALS -- 2.4%
       185  Florida Rock Industries, Inc.                                  10,142
       211  Vulcan Materials Co.                                           10,042
            ---------------------------------------------------------------------
                                                                           20,184
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.4%
        44  Fortune Brands, Inc.                                            3,117

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.6%
       123  Mettler-Toledo International, Inc.
            (Switzerland)*                                                  5,204

            ENVIRONMENTAL SERVICES -- 1.3%
       443  Republic Services, Inc.                                        11,349

            FINANCIAL SERVICES -- 6.4%
       186  Charter One Financial, Inc.                                     6,433
       200  Golden West Financial Corp.                                    20,638
       160  H & R Block, Inc.                                               8,881
       102  Legg Mason, Inc.                                                7,880
       235  T. Rowe Price Group, Inc.                                      11,118
            ---------------------------------------------------------------------
                                                                           54,950
            ---------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 4.2%
        77  Brown-Forman Corp., Class B                                     7,192
       156  Constellation Brands, Inc., Class A*                            5,121
       428  Dean Foods Co.*                                                14,052
       214  Hormel Foods Corp.                                              5,521
        97  The J.M. Smucker Co.                                            4,372
            ---------------------------------------------------------------------
                                                                           36,258
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 3.1%
        51  Dentsply International, Inc.                                    2,297
       120  Hillenbrand Industries, Inc.                                    7,460
       153  Lincare Holdings, Inc.*                                         4,595
       126  WellPoint Health Networks, Inc.*                               12,239
            ---------------------------------------------------------------------
                                                                           26,591
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            INSURANCE -- 8.8%
       257  Cincinnati Financial Corp.                               $     10,746
       385  IPC Holdings LTD (Bermuda)                                     14,973
       294  MGIC Investment Corp.                                          16,753
       226  Old Republic International Corp.                                5,736
       128  PartnerRe LTD (Bermuda)                                         7,407
       246  Principal Financial Group, Inc.                                 8,135
       145  SAFECO Corp.                                                    5,649
       179  Willis Group Holdings LTD
            (United Kingdom)                                                6,105
            ---------------------------------------------------------------------
                                                                           75,504
            ---------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 0.6%
       131  IDEX Corp.                                                      5,440

            MANUFACTURING -- 2.9%
       120  Carlisle Companies, Inc.                                        7,321
       152  Cooper Industries LTD, Class A                                  8,788
       287  Crane Co.                                                       8,823
            ---------------------------------------------------------------------
                                                                           24,932
            ---------------------------------------------------------------------

            MULTI-MEDIA -- 4.5%
       197  Gannett Co., Inc.                                              17,601
       110  Knight Ridder, Inc.                                             8,495
       128  The E.W. Scripps Co., Class A                                  12,012
            ---------------------------------------------------------------------
                                                                           38,108
            ---------------------------------------------------------------------

            OIL & GAS -- 5.7%
       149  Burlington Resources, Inc.                                      8,241
       284  Devon Energy Corp.                                             16,274
       174  Equitable Resources, Inc.                                       7,472
        80  Murphy Oil Corp.                                                5,231
       316  Premcor, Inc.*                                                  8,219
       133  XTO Energy, Inc.                                                3,772
            ---------------------------------------------------------------------
                                                                           49,209
            ---------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 1.9%
       201  Plum Creek Timber Co., Inc.                                     6,108
       253  Rayonier, Inc.                                                 10,502
            ---------------------------------------------------------------------
                                                                           16,610
            ---------------------------------------------------------------------

            PHARMACEUTICALS -- 1.2%
        69  AmerisourceBergen Corp.                                  $      3,891
       243  NBTY, Inc.*                                                     6,527
            ---------------------------------------------------------------------
                                                                           10,418
            ---------------------------------------------------------------------

            PIPELINES -- 2.5%
       366  Kinder Morgan, Inc.                                            21,642

            PRINTING & PUBLISHING -- 1.3%
        15  Washington Post Co., Class B                                   11,475

            REAL ESTATE -- 2.8%
       294  Brookfield Properties Corp. (Canada)                            8,435
       308  LNR Property Corp. (l)                                         15,224
            ---------------------------------------------------------------------
                                                                           23,659
            ---------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST -- 1.4%
        85  Kimco Realty Corp.                                              3,822
       143  PS Business Parks, Inc.                                         5,879
        44  Public Storage, Inc.                                            1,922
            ---------------------------------------------------------------------
                                                                           11,623
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES -- 2.6%
       387  Outback Steakhouse, Inc.                                       17,096
       154  Yum! Brands, Inc.*                                              5,298
            ---------------------------------------------------------------------
                                                                           22,394
            ---------------------------------------------------------------------

            RETAILING -- 3.4%
       237  AutoZone, Inc.*                                                20,229
       394  The TJX Companies, Inc.                                         8,694
            ---------------------------------------------------------------------
                                                                           28,923
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS -- 4.3%
       290  Alltel Corp.                                                   13,494
       440  CenturyTel, Inc.                                               14,360
       139  Telephone & Data Systems, Inc.                                  8,688
            ---------------------------------------------------------------------
                                                                           36,542
            ---------------------------------------------------------------------

            TEXTILES -- 1.4%
       172  Mohawk Industries, Inc.*                                       12,098

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            TOYS & GAMES -- 0.8%
       346  Mattel, Inc.                                             $      6,673

            TRANSPORTATION -- 0.4%
        54  Teekay Shipping Corp. (Bahamas)                                 3,102

            UTILITIES -- 4.3%
       143  Dominion Resources, Inc.                                        9,140
       340  Energy East Corp.                                               7,612
       368  Pepco Holdings, Inc.                                            7,189
       239  SCANA Corp.                                                     8,179
       149  Sempra Energy                                                   4,476
            ---------------------------------------------------------------------
                                                                           36,596
            ---------------------------------------------------------------------
            Total Common Stocks                                           804,279
            (Cost $698,844)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 6.1%

            MONEY MARKET FUND -- 6.1%
    51,985  JPMorgan Prime
            Money Market Fund (a)                                    $     51,985
            (Cost $51,985)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100.0%                              $    856,264
            (COST $750,829)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
     3,145  Merrill Lynch Premier Institution
            Money Market Fund                                        $      3,145
     3,145  Reserve Primary Money Market Fund                               3,145
            ---------------------------------------------------------------------
                                                                     $      6,290
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.6%

            COMMON STOCKS -- 99.6%

            AEROSPACE -- 2.4%
       154  Alliant Techsystems, Inc.* (l)                           $      8,876
       201  Curtiss-Wright Corp. (l)                                        9,056
            ---------------------------------------------------------------------
                                                                           17,932
            ---------------------------------------------------------------------

            APPAREL -- 1.9%
       392  Quiksilver, Inc.*                                               6,957
       135  Timberland Co., Class A*                                        7,035
            ---------------------------------------------------------------------
                                                                           13,992
            ---------------------------------------------------------------------

            AUTOMOTIVE -- 6.1%
        86  BorgWarner, Inc. (l)                                            7,350
       161  Lithia Motors, Inc., Class A                                    4,054
       127  O'Reilly Automotive, Inc.* (l)                                  4,860
       197  Oshkosh Truck Corp. (l)                                        10,063
       102  Polaris Industries, Inc. (l)                                    9,017
       148  Winnebago Industries, Inc. (l)                                 10,182
            ---------------------------------------------------------------------
                                                                           45,526
            ---------------------------------------------------------------------

            BANKING -- 7.1%
        71  Downey Financial Corp.                                          3,476
       212  East-West Bancorp, Inc. (l)                                    11,359
       107  Hancock Holding Co. (l)                                         5,828
       137  Hudson United Bancorp                                           5,073
        83  MB Financial, Inc.                                              3,029
       137  The South Financial Group, Inc.                                 3,822
       180  UCBH Holdings, Inc.                                             7,026
       220  United Bankshares, Inc. (l)                                     6,848
       158  Wintrust Financial Corp. (l)                                    7,135
            ---------------------------------------------------------------------
                                                                           53,596
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 0.5%
       213  Serologicals Corp.*                                             3,962

            BROADCASTING/CABLE -- 0.8%
       415  Sinclair Broadcast Group, Inc., Class A*                        6,198

            BUSINESS SERVICES -- 1.7%
       146  Banta Corp.                                                     5,909
       767  MPS Group, Inc.* (l)                                            7,175
            ---------------------------------------------------------------------
                                                                           13,084
            ---------------------------------------------------------------------

            CHEMICALS -- 2.6%
       232  Albemarle Corp. (l)                                      $      6,962
       243  Georgia Gulf Corp. (l)                                          7,006
       220  Spartech Corp.                                                  5,422
            ---------------------------------------------------------------------
                                                                           19,390
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.9%
       172  Avocent Corp.*                                                  6,263
       179  Micros Systems, Inc.*                                           7,779
            ---------------------------------------------------------------------
                                                                           14,042
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 4.3%
       261  CACI International, Inc., Class A*                             12,699
       265  FileNET Corp.* (l)                                              7,176
       141  Hyperion Solutions Corp.*                                       4,235
       292  Intergraph Corp.*                                               6,973
        42  Transaction Systems Architects, Inc.,
            Class A*                                                          944
            ---------------------------------------------------------------------
                                                                           32,027
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 3.0%
       214  Hutchinson Technology, Inc.*                                    6,581
       190  Imation Corp.                                                   6,664
       136  Zebra Technologies Corp., Class A*                              9,011
            ---------------------------------------------------------------------
                                                                           22,256
            ---------------------------------------------------------------------

            CONSTRUCTION -- 1.1%
        18  NVR, Inc.* (l)                                                  8,551

            CONSUMER PRODUCTS -- 6.1%
       244  Church & Dwight Co., Inc. (l)                                   9,659
       215  Fossil, Inc.* (l)                                               6,015
       111  Harman International Industries, Inc.                           8,242
       271  Jarden Corp.* (l)                                               7,406
       119  The Scotts Co., Class A* (l)                                    7,010
       175  Toro Co. (l)                                                    8,101
            ---------------------------------------------------------------------
                                                                           46,433
            ---------------------------------------------------------------------

            CONSUMER SERVICES -- 0.8%
       145  Regis Corp.                                                     5,719

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            DISTRIBUTION -- 0.7%
       102  Hughes Supply, Inc. (l)                                  $      5,036

            ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.4%
       187  Ametek, Inc. (l)                                                9,025
        99  Brady Corp., Class A                                            4,026
       113  Varian, Inc.*                                                   4,701
            ---------------------------------------------------------------------
                                                                           17,752
            ---------------------------------------------------------------------

            ENGINEERING SERVICES -- 0.4%
     61     Jacobs Engineering Group, Inc.* (l)                             2,933

            ENTERTAINMENT/LEISURE -- 0.9%
       419  Boyd Gaming Corp. (l)                                           6,768

            ENVIRONMENTAL SERVICES -- 0.9%
       188  Waste Connections, Inc.* (l)                                    7,114

            FINANCIAL SERVICES -- 2.2%
       109  Affiliated Managers Group, Inc.* (l)                            7,575
       229  Raymond James Financial, Inc.                                   8,618
            ---------------------------------------------------------------------
                                                                           16,193
            ---------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 1.5%
       346  Hain Celestial Group, Inc.* (l)                                 8,033
        83  Performance Food Group Co.* (l)                                 2,988
            ---------------------------------------------------------------------
                                                                           11,021
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES -- 8.9%
        93  AMERIGROUP Corp.* (l)                                           3,971
       221  Cooper Companies, Inc. (l)                                     10,396
       128  Coventry Health Care, Inc.* (l)                                 8,235
       105  Datascope Corp. (l)                                             3,764
        85  Idexx Laboratories, Inc.* (l)                                   3,915
       181  Invacare Corp. (l)                                              7,319
       135  Kindred Healthcare, Inc.* (l)                                   7,007
       137  Ocular Sciences, Inc.* (l)                                      3,945
       765  PSS World Medical, Inc.*                                        9,227
        74  Respironics, Inc.* (l)                                          3,355
       223  Sybron Dental Specialties, Inc.* (l)                            6,275
            ---------------------------------------------------------------------
                                                                           67,409
            ---------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 0.8%
       439  Extended Stay America, Inc. (l)                          $      6,353

            INSURANCE -- 2.2%
       117  HCC Insurance Holdings, Inc.                                    3,717
        23  Markel Corp.* (l)                                               5,704
       243  Platinum Underwriters Holdings LTD
            (Bermuda) (l)                                                   7,299
            ---------------------------------------------------------------------
                                                                           16,720
            ---------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT -- 3.4%
       186  IDEX Corp. (l)                                                  7,748
       143  Kennametal, Inc. (l)                                            5,700
       223  Regal-Beloit Corp.                                              4,906
       405  Wabtec Corp. (l)                                                6,903
            ---------------------------------------------------------------------
                                                                           25,257
            ---------------------------------------------------------------------

            MANUFACTURING -- 3.0%
       251  Actuant Corp., Class A* (l)                                     9,086
       176  AptarGroup, Inc. (l)                                            6,856
       241  Kaydon Corp.                                                    6,215
            ---------------------------------------------------------------------
                                                                           22,157
            ---------------------------------------------------------------------

            METALS/MINING -- 0.3%
       120  Century Aluminum Co.* (l)                                       2,281

            MULTI-MEDIA -- 1.1%
       291  Emmis Communications Corp.,
            Class A* (l)                                                    7,880

            OIL & GAS -- 6.3%
       210  Patina Oil & Gas Corp.                                         10,286
       495  Pride International, Inc.* (l)                                  9,219
       394  Southwestern Energy Co.* (l)                                    9,424
       227  St. Mary Land & Exploration Co. (l)                             6,478
       276  Swift Energy Co.* (l)                                           4,649
       165  Tetra Technologies, Inc.* (l)                                   3,996
       181  Varco International, Inc.* (l)                                  3,736
            ---------------------------------------------------------------------
                                                                           47,788
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            PHARMACEUTICALS -- 1.5%
       248  Medicines Co.*                                           $      7,297
        67  Neurocrine Biosciences, Inc.* (l)                               3,649
            ---------------------------------------------------------------------
                                                                           10,946
            ---------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST-- 1.7%
       107  Alexandria Real Estate Equities, Inc.                           6,213
       122  Chelsea Property Group, Inc. (l)                                6,681
            ---------------------------------------------------------------------
                                                                           12,894
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES-- 2.0%
       187  Applebee's International, Inc.                                  7,340
       321  Lone Star Steakhouse & Saloon                                   7,443
            ---------------------------------------------------------------------
                                                                           14,783
            ---------------------------------------------------------------------

            RETAILING -- 5.9%
       256  AnnTaylor Stores Corp.* (l)                                     9,996
       267  Chico's FAS, Inc.* (l)                                          9,881
       165  Genesco, Inc.* (l)                                              2,497
       189  Luby's, Inc.* (l)                                                 696
       191  Men's Wearhouse, Inc.* (l)                                      4,774
       370  Pier 1 Imports, Inc.                                            8,084
       248  School Specialty, Inc.*                                         8,433
            ---------------------------------------------------------------------
                                                                           44,361
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 4.6%
        90  Cymer, Inc.* (l)                                                4,139
       328  Integrated Circuit Systems, Inc.*                               9,356
       251  International Rectifier Corp.*                                 12,396
       188  Varian Semiconductor Equipment
            Associates, Inc.* (l)                                           8,214
            ---------------------------------------------------------------------
                                                                           34,105
            ---------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 0.9%
       169  UTI Worldwide, Inc. (Virgin Islands)                            6,395

            TELECOMMUNICATIONS -- 0.5%
       259  Tekelec*                                                        4,020

            TELECOMMUNICATIONS EQUIPMENT-- 1.6%
       467  CommScope, Inc.* (l)                                            7,618
       167  Inter-Tel, Inc.                                                 4,172
            ---------------------------------------------------------------------
                                                                           11,790
            ---------------------------------------------------------------------

            TRANSPORTATION -- 3.1%
       206  Arkansas Best Corp. (l)                                  $      6,460
       215  Landstar System, Inc.*                                          8,194
       435  Werner Enterprises, Inc.                                        8,468
            ---------------------------------------------------------------------
                                                                           23,122
            ---------------------------------------------------------------------

            UTILITIES -- 2.5%
       174  American States Water Co. (l)                                   4,352
       134  Atmos Energy Corp. (l)                                          3,263
       126  New Jersey Resources Corp.                                      4,860
       282  Philadelphia Suburban Corp. (l)                                 6,230
            ---------------------------------------------------------------------
                                                                           18,705
            ---------------------------------------------------------------------
            Total Common Stocks                                           746,491
            (Cost $561,967)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.4%

            MONEY MARKET FUND -- 0.4%
     2,693  JPMorgan Prime Money Market Fund (a)                            2,693
            (Cost $2,693)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                               $    749,184
            (COST $564,660)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
    20,001  Merrill Lynch Premier Institution
            Money Market Fund                                        $     20,001
    15,000  Reserve Primary Money Market Fund                              15,000

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY SECURITIES (c)
$   24,960  Federal Home Loan Mortgage
            Corp., 1.06%, 01/13/04                                         24,960
    11,182  Federal Home Loan Mortgage
            Corp., 1.07%, 01/20/04                                         11,182

            REPURCHASE AGREEMENT (c)
    49,530  Bear Stearns, 1.00%, due 01/02/04,
            dated 12/31/03, proceeds $1,376,
            secured by U.S. Government
            Agency Securities                                              49,530
            ---------------------------------------------------------------------
                                                                     $    120,673
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)                     AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.2%

            COMMON STOCKS -- 96.2%

            AIRLINES -- 1.3%
         3  SkyWest, Inc.                                            $         56

            BANKING -- 2.2%
         1  East-West Bancorp, Inc.                                            30
         1  Southwest Bancorp of Texas, Inc.                                   31
         1  Texas Regional Bancshares, Class A                                 38
            ---------------------------------------------------------------------
                                                                               99
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 1.9%
         2  Myogen, Inc.*                                                      31
         2  Nektar Therapeutics*                                               30
         1  Telik, Inc.*                                                       24
            ---------------------------------------------------------------------
                                                                               85
            ---------------------------------------------------------------------

            BROADCASTING/CABLE -- 1.4%
         2  Salem Communications Corp., Class A*                               62

            BUSINESS SERVICES -- 2.4%
         2  Alliance Data Systems Corp.*                                       58
         2  Sylvan Learning Systems, Inc.*                                     49
            ---------------------------------------------------------------------
                                                                              107
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 0.9%
        10  Enterasys Networks, Inc.*                                          39

            COMPUTER SOFTWARE -- 7.3%
         1  Hyperion Solutions Corp.*                                          39
         7  Lawson Software, Inc.*                                             58
         1  National Instruments Corp.                                         65
         4  Serena Software, Inc.* (l)                                         69
         2  Verint Systems, Inc.*                                              44
         5  Witness Systems, Inc.*                                             50
            ---------------------------------------------------------------------
                                                                              325
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE -- 4.6%
         3  Electronics for Imaging, Inc.*                                     83
         5  Maxtor Corp.*                                                      58
         2  Tech Data Corp.*                                                   64
            ---------------------------------------------------------------------
                                                                              205
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.9%
         1  Ethan Allen Interiors, Inc.                              $         40

            CONSUMER SERVICES -- 2.8%
         1  Ritchie Bros. Auctioneers, Inc. (Canada)                           69
         3  United Rentals, Inc.*                                              57
            ---------------------------------------------------------------------
                                                                              126
            ---------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT-- 4.2%
         2  DSP Group, Inc.*                                                   46
         5  GrafTech International LTD*                                        63
         2  Mettler-Toledo International, Inc.
            (Switzerland)*                                                     78
            ---------------------------------------------------------------------
                                                                              187
            ---------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 3.1%
         2  Alliance Gaming Corp.*                                             49
         1  Multimedia Games, Inc.*                                            41
         4  Pegasus Solutions, Inc.*                                           46
            ---------------------------------------------------------------------
                                                                              136
            ---------------------------------------------------------------------

            FINANCIAL SERVICES -- 2.9%
         1  Affiliated Managers Group, Inc.*                                   58
         2  National Financial Partners Corp.                                  41
         1  Nelnet, Inc., Class A* (l)                                         31
            ---------------------------------------------------------------------
                                                                              130
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES-- 11.3%
         1  Cooper Companies, Inc.                                             49
         3  Covance, Inc.*                                                     68
         1  Diagnostic Products Corp.                                          32
         3  NDCHealth Corp.                                                    64
         1  Sunrise Assisted Living, Inc.* (l)                                 53
         2  United Surgical Partners International, Inc.*                      72
         2  VCA Antech, Inc.*                                                  71
         1  Ventana Medical Systems, Inc.*                                     33
         2  Wright Medical Group, Inc.*                                        60
            ---------------------------------------------------------------------
                                                                              502
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            INSURANCE -- 2.7%
         2  Infinity Property & Casualty Corp.                       $         55
         2  ProAssurance Corp.*                                                67
            ---------------------------------------------------------------------
                                                                              122
            ---------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 2.7%
         3  DoubleClick, Inc.*                                                 33
         2  Orbitz, Inc., Class A* (l)                                         35
         3  United Online, Inc.*                                               51
            ---------------------------------------------------------------------
                                                                              119
            ---------------------------------------------------------------------

            MANUFACTURING -- 3.2%
         1  Albany International Corp., Class A                                49
         2  Applied Films Corp.*                                               51
         5  General Cable Corp.*                                               41
            ---------------------------------------------------------------------
                                                                              141
            ---------------------------------------------------------------------

            METALS/MINING -- 1.0%
         1  Arch Coal, Inc.                                                    46

            MULTI-MEDIA -- 1.6%
         5  Gray Television, Inc.                                              73

            OFFICE/BUSINESS EQUIPMENT -- 2.6%
         1  Falcon Products, Inc.*                                              5
         4  Global Imaging Systems, Inc.*                                     113
            ---------------------------------------------------------------------
                                                                              118
            ---------------------------------------------------------------------

            OIL & GAS -- 5.2%
         2  Headwaters, Inc.*                                                  48
         3  Key Energy Services, Inc.*                                         32
         1  Newfield Exploration Co.*                                          43
         2  Unit Corp.*                                                        56
         2  Universal Compression Holding, Inc.*                               51
            ---------------------------------------------------------------------
                                                                              230
            ---------------------------------------------------------------------

            PHARMACEUTICALS -- 5.7%
         2  Adolor Corp.*                                                      35
         2  Alkermes, Inc.*                                                    24
         2  AtheroGenics, Inc.*                                                30
         2  Connetics Corp.*                                                   37
         2  Cubist Pharmaceuticals, Inc.*                                     23
         2  ILEX Oncology, Inc.*                                               37
         2  NBTY, Inc.*                                                        44
         1  OSI Pharmaceuticals, Inc.*                                         25
            ---------------------------------------------------------------------
                                                                              255
            ---------------------------------------------------------------------

            PRINTING & PUBLISHING -- 1.0%
         2  Information Holdings, Inc.*                                        44

            REAL ESTATE INVESTMENT TRUST -- 1.0%
         3  American Financial Realty Trust                                    44

            RESTAURANTS/FOOD SERVICES -- 1.8%
         3  Ruby Tuesday, Inc.                                                 79

            RETAILING -- 6.1%
         1  AnnTaylor Stores Corp.*                                            44
         1  CDW Corp.                                                          39
         1  Cost Plus, Inc.*                                                   33
         1  Men's Wearhouse, Inc.*                                             28
         2  PETCO Animal Supplies, Inc.*                                       51
         1  Tuesday Morning Corp.*                                             43
         1  Urban Outfitters, Inc.*                                            33
            ---------------------------------------------------------------------
                                                                              271
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 6.5%
         2  Artisan Components, Inc.*                                          48
         3  Credence Systems Corp.*                                            40
         4  Entegris, Inc.*                                                    45
         8  GlobespanVirata, Inc.*                                             49
         2  MKS Instruments, Inc.*                                             51
         3  Photronics, Inc.*                                                  55
            ---------------------------------------------------------------------
                                                                              288
            ---------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 1.7%
         2  UTI Worldwide, Inc. (Virgin Islands)                               75

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            TELECOMMUNICATIONS-- 4.5%
         4  Aeroflex, Inc.*                                          $         42
         7  LCC International, Inc.*                                           35
         5  Nextel Partners, Inc., Class A*                                    73
         3  Tekelec*                                                           52
            ---------------------------------------------------------------------
                                                                              202
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT -- 1.0%
         2  Inter-Tel, Inc.                                                    45

            TRANSPORTATION -- 0.7%
         1  Knight Transportation, Inc.*                                       33
            ---------------------------------------------------------------------
            Total Common Stocks                                             4,284
            (Cost $3,491)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT-- 3.8%

            MONEY MARKET FUND -- 3.8%
       169  JPMorgan Prime Money Market Fund (a)                     $        169
            (Cost $169)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                               $      4,453
            (COST $3,660)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
        46  Merrill Lynch Premier Institution
            Money Market Fund                                        $         46
        45  Reserve Primary Money Market Fund                                  45
            ---------------------------------------------------------------------
                                                                     $         91
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN TRUST SMALL CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.9%

            COMMON STOCKS -- 98.9%

            AEROSPACE -- 2.2%
        70  Alliant Techsystems, Inc.*                               $      4,030
       102  Curtiss-Wright Corp.                                            4,582
            ---------------------------------------------------------------------
                                                                            8,612
            ---------------------------------------------------------------------

            APPAREL -- 1.8%
       192  Quiksilver, Inc.*                                               3,406
        66  Timberland Co., Class A*                                        3,447
            ---------------------------------------------------------------------
                                                                            6,853
            ---------------------------------------------------------------------

            AUTOMOTIVE -- 5.2%
        44  BorgWarner, Inc.                                                3,722
        96  Lithia Motors, Inc., Class A                                    2,420
        95  Oshkosh Truck Corp.                                             4,848
        52  Polaris Industries, Inc. (l)                                    4,624
        71  Winnebago Industries, Inc. (l)                                  4,867
            ---------------------------------------------------------------------
                                                                           20,481
            ---------------------------------------------------------------------

            BANKING -- 7.0%
        35  Downey Financial Corp.                                          1,706
       107  East-West Bancorp, Inc.                                         5,717
        54  Hancock Holding Co.                                             2,925
        69  Hudson United Bancorp                                           2,553
        43  MB Financial, Inc.                                              1,563
        69  The South Financial Group, Inc.                                 1,911
        91  UCBH Holdings, Inc.                                             3,538
       122  United Bankshares, Inc.                                         3,819
        78  Wintrust Financial Corp. (l)                                    3,500
            ---------------------------------------------------------------------
                                                                           27,232
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 0.5%
       107  Serologicals Corp.*                                             1,983

            BROADCASTING/CABLE -- 0.7%
       193  Sinclair Broadcast Group, Inc., Class A* (l)                    2,886

            BUSINESS SERVICES -- 1.6%
        65  Banta Corp.                                                     2,645
       370  MPS Group, Inc.*                                                3,458
            ---------------------------------------------------------------------
                                                                            6,103
            ---------------------------------------------------------------------

            CHEMICALS -- 2.3%
       115  Albemarle Corp.                                          $      3,450
       120  Georgia Gulf Corp.                                              3,471
        79  Spartech Corp.                                                  1,951
            ---------------------------------------------------------------------
                                                                            8,872
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 1.7%
        68  Avocent Corp.*                                                  2,491
        93  Micros Systems, Inc.*                                           4,015
            ---------------------------------------------------------------------
                                                                            6,506
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 4.3%
       118  CACI International, Inc., Class A*                              5,752
       134  FileNET Corp.*                                                  3,629
       114  Hyperion Solutions Corp.*                                       3,433
       148  Intergraph Corp.*                                               3,528
        22  Transaction Systems Architects, Inc.,
            Class A*                                                          507
            ---------------------------------------------------------------------
                                                                           16,849
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE-- 3.7%
       148  Electronics for Imaging, Inc.*                                  3,846
       107  Hutchinson Technology, Inc.*                                    3,298
        95  Imation Corp.                                                   3,332
        61  Zebra Technologies Corp., Class A*                              4,029
            ---------------------------------------------------------------------
                                                                           14,505
            ---------------------------------------------------------------------

            CONSTRUCTION -- 1.1%
         9  NVR, Inc.*                                                      4,241

            CONSTRUCTION MATERIALS -- 0.5%
        76  NCI Building Systems, Inc.*                                     1,814

            CONSUMER PRODUCTS -- 5.4%
        72  Church & Dwight Co., Inc.                                       2,847
       103  Fossil, Inc.*                                                   2,896
        58  Harman International Industries, Inc.                           4,262
       139  Jarden Corp.*                                                   3,798
        58  The Scotts Co., Class A*                                        3,431
        86  Toro Co.                                                        3,967
            ---------------------------------------------------------------------
                                                                           21,201
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            CONSUMER SERVICES -- 0.7%
        71  Regis Corp.                                              $      2,798

            DISTRIBUTION -- 0.7%
        52  Hughes Supply, Inc.                                             2,580

            ELECTRONICS/ELECTRICAL EQUIPMENT-- 3.6%
        90  Ametek, Inc.                                                    4,357
        57  Benchmark Electronics, Inc.*                                    1,995
        50  Brady Corp., Class A                                            2,021
       129  Cubic Corp.                                                     2,965
        62  Varian, Inc.*                                                   2,594
            ---------------------------------------------------------------------
                                                                           13,932
            ---------------------------------------------------------------------

            ENGINEERING SERVICES -- 0.6%
        45  Jacobs Engineering Group, Inc.*                                 2,175

            ENTERTAINMENT/LEISURE -- 0.8%
       201  Boyd Gaming Corp.                                               3,239

            ENVIRONMENTAL SERVICES -- 0.5%
        48  Waste Connections, Inc.* (l)                                    1,802

            FINANCIAL SERVICES -- 2.1%
        56  Affiliated Managers Group, Inc.* (l)                            3,890
       119  Raymond James Financial, Inc.                                   4,475
            ---------------------------------------------------------------------
                                                                            8,365
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES-- 9.2%
        84  AMERIGROUP Corp.*                                               3,587
       109  Cooper Companies, Inc.                                          5,138
        66  Coventry Health Care, Inc.*                                     4,269
        53  Datascope Corp.                                                 1,882
        41  Idexx Laboratories, Inc.*                                       1,916
        93  Invacare Corp.                                                  3,742
        72  Kindred Healthcare, Inc.*                                       3,743
        68  Ocular Sciences, Inc.*                                          1,955
       378  PSS World Medical, Inc.*                                        4,560
        39  Respironics, Inc.*                                              1,754
       139  Sybron Dental Specialties, Inc.*                                3,909
            ---------------------------------------------------------------------
                                                                           36,455
            ---------------------------------------------------------------------

            INSURANCE -- 2.7%
        59  HCC Insurance Holdings, Inc.                             $      1,860
        11  Markel Corp.* (l)                                               2,865
       122  Platinum Underwriters Holdings LTD
            (Bermuda)                                                       3,672
        70  ProAssurance Corp.*                                             2,234
            ---------------------------------------------------------------------
                                                                           10,631
            ---------------------------------------------------------------------

            MACHINERY & ENGINEERING EQUIPMENT-- 3.8%
        94  IDEX Corp.                                                      3,894
        71  Kennametal, Inc.                                                2,838
       112  Regal-Beloit Corp.                                              2,457
        54  Thomas Industries, Inc.                                         1,854
       215  Wabtec Corp.                                                    3,662
            ---------------------------------------------------------------------
                                                                           14,705
            ---------------------------------------------------------------------

            MANUFACTURING -- 3.3%
       126  Actuant Corp., Class A*                                         4,550
        57  Albany International Corp., Class A                             1,926
        89  AptarGroup, Inc.                                                3,487
       122  Kaydon Corp.                                                    3,142
            ---------------------------------------------------------------------
                                                                           13,105
            ---------------------------------------------------------------------

            METALS/MINING -- 0.5%
        68  Commercial Metals Co.                                           2,061

            MULTI-MEDIA -- 1.5%
       146  Emmis Communications Corp., Class A*                            3,938
       125  Gray Television, Inc.                                           1,892
            ---------------------------------------------------------------------
                                                                            5,830
            ---------------------------------------------------------------------

            OIL & GAS -- 5.9%
        70  Holly Corp.                                                     1,928
       103  Patina Oil & Gas Corp.                                          5,054
       104  Pride International, Inc.* (l)                                  1,930
       198  Southwestern Energy Co.*                                        4,720
       145  St. Mary Land & Exploration Co.                                 4,127
        69  Swift Energy Co.*                                               1,154
       177  Tetra Technologies, Inc.*                                       4,288
            ---------------------------------------------------------------------
                                                                           23,201
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            PHARMACEUTICALS -- 1.3%
       118  Medicines Co.*                                           $      3,461
        32  Neurocrine Biosciences, Inc.*                                   1,729
            ---------------------------------------------------------------------
                                                                            5,190
            ---------------------------------------------------------------------

            PRINTING & PUBLISHING -- 0.5%
        93  Thomas Nelson, Inc.                                             1,790

            REAL ESTATE INVESTMENT TRUST-- 1.7%
        55  Alexandria Real Estate Equities, Inc.                           3,156
        61  Chelsea Property Group, Inc.                                    3,337
            ---------------------------------------------------------------------
                                                                            6,493
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES-- 1.8%
        93  Applebee's International, Inc.                                  3,668
       153  Lone Star Steakhouse & Saloon                                   3,553
            ---------------------------------------------------------------------
                                                                            7,221
            ---------------------------------------------------------------------

            RETAILING -- 8.6%
       161  Aaron Rents, Inc.                                               3,249
       126  AnnTaylor Stores Corp.*                                         4,906
       265  Charlotte Russe Holding, Inc.*                                  3,673
       137  Chico's FAS, Inc.* (l)                                          5,066
       131  Men's Wearhouse, Inc.*                                          3,286
       184  Pier 1 Imports, Inc.                                            4,020
       124  School Specialty, Inc.* (l)                                     4,214
       185  West Marine, Inc.* (l)                                          5,148
            ---------------------------------------------------------------------
                                                                           33,562
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 3.5%
       125  Integrated Circuit Systems, Inc.*                               3,558
       124  International Rectifier Corp.*                                  6,137
        91  Varian Semiconductor Equipment
            Associates, Inc.*                                               3,967
            ---------------------------------------------------------------------
                                                                           13,662
            ---------------------------------------------------------------------

            SHIPPING/TRANSPORTATION -- 0.8%
        83  UTI Worldwide, Inc. (Virgin Islands)                            3,129

            TELECOMMUNICATIONS EQUIPMENT-- 1.4%
       233  CommScope, Inc.*                                         $      3,798
        75  Inter-Tel, Inc.                                                 1,864
            ---------------------------------------------------------------------
                                                                            5,662
            ---------------------------------------------------------------------

            TRANSPORTATION -- 2.9%
       101  Arkansas Best Corp.                                             3,167
       105  Landstar System, Inc.*                                          4,009
       219  Werner Enterprises, Inc.                                        4,272
            ---------------------------------------------------------------------
                                                                           11,448
            ---------------------------------------------------------------------

            UTILITIES -- 2.5%
        92  American States Water Co.                                       2,299
        67  Atmos Energy Corp.                                              1,631
        68  New Jersey Resources Corp.                                      2,619
       147  Philadelphia Suburban Corp.                                     3,257
            ---------------------------------------------------------------------
                                                                            9,806
            ---------------------------------------------------------------------
            Total Common Stocks                                           386,980
            (Cost $297,939)
            ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 1.1%

            MONEY MARKET FUND -- 1.1%
     4,280  JPMorgan Prime Money Market Fund (a)                            4,280
            (Cost $4,280)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                               $    391,260
            (COST $302,219)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
     3,668  Merrill Lynch Premier
            Money Market Fund                                        $      3,668
     3,667  AIM Short Term Investment Co.                                   3,667

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY SECURITIES (c)
$    9,984  Federal Home Loan Mortgage
            Corp., 1.04%, 02/12/04                                          9,984
---------------------------------------------------------------------------------
                                                                     $     17,319
---------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)                     AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.6%

            COMMON STOCKS -- 98.8%

            AEROSPACE -- 0.8%
        75  Triumph Group, Inc.*                                     $      2,724

            AIRLINES -- 1.0%
        27  Airtran Holdings, Inc.*                                           320
       258  Northwest Airlines Corp.* (l)                                   3,260
            ---------------------------------------------------------------------
                                                                            3,580
            ---------------------------------------------------------------------

            APPAREL -- 0.5%
        20  Carter's, Inc.*                                                   504
        10  Columbia Sportswear Co.*                                          518
        35  K-Swiss, Inc., Class A                                            832
            ---------------------------------------------------------------------
                                                                            1,854
            ---------------------------------------------------------------------

            APPLIANCES & HOUSEHOLD DURABLES-- 0.2%
        75  Jacuzzi Brands, Inc.*                                             534

            AUTOMOTIVE -- 1.5%
        59  Lithia Motors, Inc., Class A                                    1,484
        32  Oshkosh Truck Corp.                                             1,633
        36  Superior Industries International, Inc.                         1,571
        17  Wabash National Corp.*                                            492
            ---------------------------------------------------------------------
                                                                            5,180
            ---------------------------------------------------------------------

            BANKING -- 8.6%
        24  Bank of Hawaii Corp.                                            1,017
        37  Banner Corp.                                                      940
        33  City National Corp.                                             2,072
        56  Columbia Banking Systems, Inc.                                  1,205
        45  Community Bank System, Inc.                                     2,188
        54  Cullen/Frost Bankers, Inc.                                      2,194
        75  Doral Financial Corp. (Puerto Rico)                             2,426
        24  First Financial Bancorp                                           380
        38  First Niagara Financial Group, Inc.                               561
        39  First State Bancorporation                                      1,342
        68  Irwin Financial Corp.                                           2,124
        63  R & G Financial Corp. (Puerto Rico), Class B                    2,521
        34  Santander BanCorp (Puerto Rico)                                   836
        31  Silicon Valley Bancshares*                                      1,128
        19  Southwest Bancorp of Texas, Inc.                                  734
        84  Sterling Bancshares, Inc.                                       1,122
        34  Sterling Financial Corp.                                        1,166
        29  Taylor Capital Group, Inc.                                        763
        16  The South Financial Group, Inc.                                   450
        30  Waypoint Financial Corp.                                 $        652
        91  West Coast Bancorp                                              1,944
        46  Westamerica Bancorporation                                      2,265
            ---------------------------------------------------------------------
                                                                           30,030
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 2.1%
        91  Cytogen Corp.*                                                    992
       142  Encysive Pharmaceuticals, Inc.*                                 1,267
       539  Genelabs Technologies*                                          1,510
       103  Myogen, Inc.*                                                   1,474
        87  Telik, Inc.* (l)                                                2,010
            ---------------------------------------------------------------------
                                                                            7,253
            ---------------------------------------------------------------------

            BROADCASTING/CABLE -- 0.5%
        20  Pulitzer, Inc.                                                  1,061
        53  Sinclair Broadcast Group, Inc., Class A*                          791
            ---------------------------------------------------------------------
                                                                            1,852
            ---------------------------------------------------------------------

            BUSINESS SERVICES -- 2.8%
        40  Alliance Data Systems Corp.*                                    1,118
       205  BearingPoint, Inc.*                                             2,065
        20  Cognizant Technology Solutions Corp.*                             893
        44  G&K Services, Inc., Class A                                     1,611
       249  Quanta Services, Inc.* (l)                                      1,817
       227  Spherion Corp.*                                                 2,223
            ---------------------------------------------------------------------
                                                                            9,727
            ---------------------------------------------------------------------

            CHEMICALS -- 0.8%
       186  Millennium Chemicals, Inc. (l)                                  2,363
        18  Symyx Technologies, Inc.*                                         366
            ---------------------------------------------------------------------
                                                                            2,729
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 0.6%
        53  Brocade Communications Systems, Inc.*                             306
       240  Enterasys Networks, Inc.*                                         899
        35  Foundry Networks, Inc.*                                           945
            ---------------------------------------------------------------------
                                                                            2,150
            ---------------------------------------------------------------------

            COMPUTER SOFTWARE -- 3.9%
        36  Ascential Software Corp.* (l)                                     943
        27  CACI International, Inc., Class A*                              1,332
        15  Cognos, Inc. (Canada)*                                            466
        66  CompuCom Systems, Inc.*                                           347

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            COMPUTER SOFTWARE -- CONTINUED
        48  Computer Programs & Systems, Inc.                        $        969
        29  Embarcadero Technologies, Inc.*                                   463
        27  Hyperion Solutions Corp.* (l)                                     823
       234  Informatica Corp.*                                              2,410
        13  Kronos, Inc.*                                                     518
        30  Lexar Media, Inc.*                                                526
        30  ManTech International Corp., Class A* (l)                         739
        51  Perot Systems Corp., Class A*                                     692
        55  Progress Software Corp.*                                        1,119
        48  Secure Computing Corp.*                                           858
        17  Take-Two Interactive Software, Inc.*                              501
        89  Tier Technologies, Inc., Class B*                                 727
            ---------------------------------------------------------------------
                                                                           13,433
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE-- 5.0%
        48  Electronics for Imaging, Inc.*                                  1,239
       445  Maxtor Corp.*                                                   4,936
        32  PEC Solutions, Inc.* (l)                                          534
       147  Synaptics, Inc.*                                                2,208
       329  Western Digital Corp.*                                          3,885
        68  Zebra Technologies Corp., Class A*                              4,512
            ---------------------------------------------------------------------
                                                                           17,314
            ---------------------------------------------------------------------

            CONSTRUCTION -- 2.0%
       212  Apogee Enterprises, Inc.                                        2,410
       426  Champion Enterprises, Inc.*                                     2,980
        54  Dycom Industries, Inc.*                                         1,445
            ---------------------------------------------------------------------
                                                                            6,835
            ---------------------------------------------------------------------

            CONSTRUCTION MATERIALS -- 1.8%
       113  ElkCorp                                                         3,008
        65  Louisiana-Pacific Corp.*                                        1,167
        65  Universal Forest Products, Inc.                                 2,098
            ---------------------------------------------------------------------
                                                                            6,273
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 0.5%
        35  Central Garden & Pet Co.*                                         993
        33  Jarden Corp.*                                                     907
            ---------------------------------------------------------------------
                                                                            1,900
            ---------------------------------------------------------------------

            CONSUMER SERVICES -- 0.5%
        13  Arbitron, Inc.*                                                   549
       142  Integrated Alarm Services Group, Inc.* (l)                      1,204
            ---------------------------------------------------------------------
                                                                            1,753
            ---------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT-- 2.7%
        37  Belden, Inc.                                             $        783
        52  Cable Design Technologies Corp.* (l)                              467
         7  Electro Scientific Industries, Inc.*                              167
       154  Encore Wire Corp.*                                              2,720
       173  GrafTech International LTD*                                     2,340
       174  Integrated Electrical Services, Inc.*                           1,614
        35  Photon Dynamics, Inc.* (l)                                      1,411
            ---------------------------------------------------------------------
                                                                            9,502
            ---------------------------------------------------------------------

            ENGINEERING SERVICES -- 0.5%
        63  Chicago Bridge & Iron Co., N.Y. Registered
            Shares (The Netherlands)                                        1,821

            ENTERTAINMENT/LEISURE -- 0.7%
       113  Boyd Gaming Corp.                                               1,822
        26  Penn National Gaming, Inc.*                                       604
            ---------------------------------------------------------------------
                                                                            2,426
            ---------------------------------------------------------------------

            FINANCIAL SERVICES -- 3.0%
        41  Accredited Home Lenders Holding Co.*                            1,249
        47  American Capital Strategies LTD                                 1,395
        41  CapitalSource, Inc.*                                              880
       110  eSpeed, Inc., Class A*                                          2,587
        30  Farmer Mac, Class C*                                              974
        95  Friedman, Billings, Ramsey Group, Inc.,
            Class A                                                         2,200
        24  Marlin Business Services, Inc.*                                   412
        23  Portfolio Recovery Associates, Inc.* (l)                          601
            ---------------------------------------------------------------------
                                                                           10,298
            ---------------------------------------------------------------------

            FOOD/BEVERAGE PRODUCTS -- 0.6%
        93  Chiquita Brands International, Inc.*                            2,094

            HEALTH CARE/HEALTH CARE SERVICES-- 5.7%
        30  Accredo Health, Inc.*                                             949
        18  Advanced Neuromodulation Systems, Inc.*                           839
        78  Centene Corp.* (l)                                              2,172
        49  Conceptus, Inc.* (l)                                              518
        27  Cyberonics, Inc.*                                                 871
        73  Cytyc Corp.*                                                    1,001
       129  Encore Medical Corp.*                                           1,048
        76  Inveresk Research Group, Inc.* (l)                              1,889
        19  Kindred Healthcare, Inc.*                                         989
        20  LifePoint Hospitals, Inc.*                                        580

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            HEALTH CARE/HEALTH CARE SERVICES -- CONTINUED
        69  Mariner Health Care, Inc.*                               $      1,546
        44  Omnicare, Inc.                                                  1,767
       234  Orthovita, Inc.* (l)                                              752
        15  PacifiCare Health Systems*                                      1,002
        11  Pediatrix Medical Group, Inc.* (l)                                602
        98  STAAR Surgical Co.* (l)                                         1,104
        63  United Surgical Partners
            International, Inc.* (l)                                        2,109
            ---------------------------------------------------------------------
                                                                           19,738
            ---------------------------------------------------------------------

            HOTELS/OTHER LODGING -- 0.2%
       102  La Quinta Corp.*                                                  652

            INSURANCE -- 2.5%
        45  Argonaut Group, Inc.*                                             699
        26  Direct General Corp.                                              869
        50  HCC Insurance Holdings, Inc.                                    1,582
        49  Protective Life Corp.                                           1,644
        22  Scottish Re Group LTD (Bermuda)                                   452
        30  StanCorp Financial Group, Inc.                                  1,876
        43  W.R. Berkley Corp.                                              1,499
            ---------------------------------------------------------------------
                                                                            8,621
            ---------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE-- 1.2%
        65  At Road, Inc.*                                                    861
       169  CNET Networks, Inc.*                                            1,153
        38  EarthLink, Inc.*                                                  380
        37  Lionbridge Technologies, Inc.*                                    354
       103  Network Associates, Inc.*                                       1,551
            ---------------------------------------------------------------------
                                                                            4,299
            ---------------------------------------------------------------------

            LEASING -- 0.3%
        38  GATX Corp.                                                      1,074

            MACHINERY & ENGINEERING EQUIPMENT-- 3.0%
        93  Applied Industrial Technologies, Inc.                           2,219
        61  Kennametal, Inc.                                                2,437
        95  Nordson Corp.                                                   3,282
       103  UNOVA, Inc.*                                                    2,367
            ---------------------------------------------------------------------
                                                                           10,305
            ---------------------------------------------------------------------

            MANUFACTURING -- 1.5%
       102  General Cable Corp.*                                     $        831
        59  Joy Global, Inc.                                                1,553
       143  Walter Industries, Inc.                                         1,903
        24  Wilson Greatbatch Technologies, Inc.* (l)                         994
            ---------------------------------------------------------------------
                                                                            5,281
            ---------------------------------------------------------------------

            METALS/MINING -- 3.8%
        85  Arch Coal, Inc.                                                 2,643
        82  Commercial Metals Co.                                           2,497
        76  Mueller Industries, Inc.*                                       2,624
        96  Precision Castparts Corp.                                       4,345
        52  Valmont Industries, Inc.                                        1,205
            ---------------------------------------------------------------------
                                                                           13,314
            ---------------------------------------------------------------------

            MULTI-MEDIA -- 2.2%
        62  Emmis Communications Corp., Class A*                            1,676
        53  Gray Television, Inc.                                             801
        26  Hearst-Argyle Television, Inc.                                    719
        91  Insight Communications Co., Inc.* (l)                             935
        72  Journal Register Co.*                                           1,491
        16  Media General, Inc., Class A                                    1,032
       285  Sirius Satellite Radio, Inc.* (l)                                 901
         8  Young Broadcasting, Inc., Class A*                                162
            ---------------------------------------------------------------------
                                                                            7,717
            ---------------------------------------------------------------------

            OFFICE/BUSINESS EQUIPMENT-- 0.2%
        31  Herman Miller, Inc.                                               763

            OIL & GAS -- 3.7%
        43  Energen Corp.                                                   1,752
        22  FMC Technologies, Inc.*                                           518
       128  Global Industries LTD*                                            658
        48  Gulf Island Fabrication, Inc.*                                    813
        54  Lone Star Technologies*                                           867
        23  Maverick Tube Corp.*                                              440
        49  ONEOK, Inc.                                                     1,081
        19  Patterson-UTI Energy, Inc.*                                       634
        62  Premcor, Inc.*                                                  1,600
        63  Spinnaker Exploration Co.*                                      2,044
        37  Stone Energy Corp.* (l)                                         1,578
        33  W-H Energy Services, Inc.*                                        538
        15  Westport Resources Corp.* (l)                                     445
            ---------------------------------------------------------------------
                                                                           12,968
            ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

            PACKAGING -- 3.4%
       818  Crown Holdings, Inc.*                                    $      7,412
       103  Silgan Holdings, Inc.*                                          4,384
            ---------------------------------------------------------------------
                                                                           11,796
            ---------------------------------------------------------------------

            PAPER/FOREST PRODUCTS -- 0.6%
       162  Caraustar Industries, Inc.*                                     2,241

            PHARMACEUTICALS -- 6.4%
        66  Able Laboratories, Inc.* +                                      1,190
       257  Adolor Corp.*                                                   5,142
        30  Amylin Pharmaceuticals, Inc.* (l)                                 664
       244  AtheroGenics, Inc.* (l)                                         3,647
        77  Cubist Pharmaceuticals, Inc.*                                     941
       124  Cypress Bioscience, Inc.*                                       1,873
        34  Esperion Therapeutics, Inc.*                                    1,166
       121  Ligand Pharmaceuticals, Inc.,
            Class B* (l)                                                    1,777
        58  Medicines Co.*                                                  1,696
        13  NBTY, Inc.*                                                       341
        17  Neurocrine Biosciences, Inc.*                                     923
        49  Sepracor, Inc.*                                                 1,164
        26  Taro Pharmaceutical Industries LTD
            (Israel)*                                                       1,662
            ---------------------------------------------------------------------
                                                                           22,186
            ---------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUST-- 5.4%
        13  Agree Realty Corp.                                                359
         4  Alexandria Real Estate Equities, Inc.                             236
        83  American Home Mortgage Investment Corp.                         1,876
        36  Annaly Mortgage Management, Inc.                                  661
        27  Anworth Mortgage Asset Corp.                                      381
        27  Capital Automotive Real Estate
            Investment Trust                                                  851
        14  Chelsea Property Group, Inc.                                      786
        30  Cousins Properties, Inc.                                          922
        15  Developers Diversified Realty Corp.                               498
        35  General Growth Properties, Inc.                                   977
        29  Highwoods Properties, Inc.                                        748
        68  Lexington Corporate Properties Trust                            1,379
        84  MFA Mortgage Investments, Inc.                                    815
        42  Post Properties, Inc.                                           1,166
       101  Prentiss Properties Trust                                       3,319
        14  Regency Centers Corp.                                             552
        63  United Dominion Realty Trust, Inc.                       $      1,204
        57  Ventas, Inc.                                                    1,256
        16  Weingarten Realty Investors                                       720
            ---------------------------------------------------------------------
                                                                           18,706
            ---------------------------------------------------------------------

            RESTAURANTS/FOOD SERVICES-- 0.2%
        31  Landry's Restaurants, Inc.                                        800

            RETAILING -- 5.4%
        87  AnnTaylor Stores Corp.*                                         3,387
        70  BJ's Wholesale Club, Inc.*                                      1,604
        20  Chico's FAS, Inc.* (l)                                            724
        92  CSK Auto Corp.*                                                 1,727
        35  Fred's, Inc.                                                    1,094
       168  Kirkland's, Inc.*                                               2,969
        28  Linens `N Things, Inc.*                                           837
        15  Michaels Stores, Inc.                                             684
       205  Pier 1 Imports, Inc.                                            4,478
        37  School Specialty, Inc.* (l)                                     1,263
            ---------------------------------------------------------------------
                                                                           18,767
            ---------------------------------------------------------------------

            SEMI-CONDUCTORS -- 5.2%
        91  ASE Test LTD (Taiwan)*                                          1,368
       255  ChipPAC, Inc., Class A* (l)                                     1,936
       316  Credence Systems Corp.* (l)                                     4,156
        63  Intersil Corp., Class A                                         1,572
       159  Kulicke & Soffa Industries, Inc.* (l)                           2,281
        35  Lam Research Corp.*                                             1,126
        50  O2Micro International LTD
            (Cayman Islands)*                                               1,120
        18  Photronics, Inc.*                                                 357
       146  Semtech Corp.*                                                  3,314
        19  Varian Semiconductor Equipment
            Associates, Inc.*                                                 835
            ---------------------------------------------------------------------
                                                                           18,065
            ---------------------------------------------------------------------

            STEEL -- 0.9%
        42  Reliance Steel & Aluminum Co.                                   1,382
        12  Schnitzer Steel Industries, Inc., Class A                         738
        27  United States Steel Corp.                                         934
            ---------------------------------------------------------------------
                                                                            3,054
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- CONTINUED

          TELECOMMUNICATIONS -- 2.5%
       277  Aeroflex, Inc.*                                          $      3,239
        63  Cincinnati Bell, Inc.*                                            317
       157  Citizens Communications Co.*                                    1,946
       178  Extreme Networks, Inc.*                                         1,283
        90  MasTec, Inc.*                                                   1,340
        23  Western Wireless Corp., Class A*                                  421
            ---------------------------------------------------------------------
                                                                            8,546
            ---------------------------------------------------------------------

            TELECOMMUNICATIONS EQUIPMENT-- 0.6%
        62  Advanced Fibre Communications, Inc.*                            1,254
        36  Andrew Corp.* (l)                                                 410
        64  Sycamore Networks, Inc.*                                          335
            ---------------------------------------------------------------------
                                                                            1,999
            ---------------------------------------------------------------------

            TRANSPORTATION -- 1.4%
        66  Kirby Corp.*                                                    2,310
        56  Overnite Corp.*                                                 1,274
        63  Werner Enterprises, Inc.                                        1,223
            ---------------------------------------------------------------------
                                                                            4,807
            ---------------------------------------------------------------------

            UTILITIES -- 1.9%
       108  Atmos Energy Corp.                                              2,625
       429  Sierra Pacific Resources* (l)                                   3,147
        43  Westar Energy, Inc.                                               871
            ---------------------------------------------------------------------
                                                                            6,643
            ---------------------------------------------------------------------
            Total Common Stocks                                           343,604
            (Cost $247,918)
            ---------------------------------------------------------------------

            PREFERRED STOCKS -- 0.6%
            ENTERTAINMENT/LEISURE -- 0.6%

        86  Six Flags, Inc.                                                 1,969
            (Cost $1,122)

            INVESTMENT COMPANY -- 0.2%
        50  Technology Investment Capital Corp.                               782
            (Cost $755)
            ---------------------------------------------------------------------
            Total Long-Term Investments                                   346,355
            (Cost $249,795)
            ---------------------------------------------------------------------

PRINCIPAL
AMOUNT
(USD)       ISSUER                                                          VALUE
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.4%

            U.S. TREASURY SECURITY-- 0.1%

$      300  U.S. Treasury Note, 2.13%, 10/31/04 @ +                  $        302
            (Cost $302)

SHARES
---------------------------------------------------------------------------------
            MONEY MARKET FUND -- 0.3%
       940  JPMorgan Prime Money Market Fund (a)                              940
            (Cost $940)
            ---------------------------------------------------------------------
            Total Short-Term Investments                                    1,242
            (Cost $1,242)
            ---------------------------------------------------------------------
            TOTAL INVESTMENTS-- 100.0%                               $    347,597
            (COST $251,037)
            ---------------------------------------------------------------------

SHARES      COLLATERAL INVESTMENTS                                          VALUE
---------------------------------------------------------------------------------
            MONEY MARKET FUNDS (c)
     4,181  Merrill Lynch Premier Money Market Fund                  $      4,181
     4,181  AIM Short Term Investment Co.                                   4,181

PRINCIPAL
AMOUNT
(USD)
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY SECURITIES (c)
$    4,992  Federal Home Loan Mortgage Corp.,
            1.07%, 01/20/04                                                 4,992
     9,984  Federal Home Loan Mortgage Corp.,
            1.04%, 02/12/04                                                 9,984
            ---------------------------------------------------------------------
                                                                     $     23,338
            ---------------------------------------------------------------------

FUTURES CONTRACTS
(Amounts in thousands, except number of contracts)

                                                                                        NOTIONAL             UNREALIZED
NUMBER OF                                                                               VALUE AT           APPRECIATION
CONTRACTS   DESCRIPTION                                          EXPIRATION DATE  12/31/03 (USD)   (DEPRECIATION) (USD)
--------------------------------------------------------------------------------------------------------------------------
            LONG FUTURES OUTSTANDING
18          Russell 2000                                             March, 2004      $    5,015               $   (39)

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES      ISSUER                                                          VALUE
---------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.8%

            COMMON STOCKS -- 99.8%

            AIRLINES -- 1.3%
         8  SkyWest, Inc.                                            $        144

            BANKING -- 2.3%
         2  East-West Bancorp, Inc.                                            83
         2  Southwest Bancorp of Texas, Inc.                                   82
         3  Texas Regional Bancshares, Class A                                 98
            ---------------------------------------------------------------------
                                                                              263
            ---------------------------------------------------------------------

            BIOTECHNOLOGY -- 2.0%
         6  Myogen, Inc.*                                                      79
         6  Nektar Therapeutics*                                               80
         3  Telik, Inc.*                                                       64
            ---------------------------------------------------------------------
                                                                              223
            ---------------------------------------------------------------------

            BROADCASTING/CABLE -- 1.4%
         6  Salem Communications Corp., Class A*                              159

            BUSINESS SERVICES -- 2.5%
         5  Alliance Data Systems Corp.*                                      149
         5  Sylvan Learning Systems, Inc.*                                    134
            ---------------------------------------------------------------------
                                                                              283
            ---------------------------------------------------------------------

            COMPUTER NETWORKS -- 0.9%
        27  Enterasys Networks, Inc.*                                         100

            COMPUTER SOFTWARE -- 7.5%
         3  Hyperion Solutions Corp.*                                         101
        18  Lawson Software, Inc.*                                            148
         4  National Instruments Corp.                                        165
        10  Serena Software, Inc.*                                            176
         5  Verint Systems, Inc.*                                             114
        14  Witness Systems, Inc.*                                            133
            ---------------------------------------------------------------------
                                                                              837
            ---------------------------------------------------------------------

            COMPUTERS/COMPUTER HARDWARE-- 4.7%
         8  Electronics for Imaging, Inc.*                                    212
        13  Maxtor Corp.*                                                     148
         4  Tech Data Corp.*                                                  166
            ---------------------------------------------------------------------
                                                                              526
            ---------------------------------------------------------------------

            CONSUMER PRODUCTS -- 1.0%
         3  Ethan Allen Interiors, Inc.                                       111

            CONSUMER SERVICES -- 3.0%
         4  Ritchie Bros. Auctioneers, Inc. (Canada)                 $        189
         8  United Rentals, Inc.*                                             147
            ---------------------------------------------------------------------
                                                                              336
            ---------------------------------------------------------------------

            ELECTRONICS/ELECTRICAL EQUIPMENT-- 4.5%
         5  DSP Group, Inc.*                                                  118
        13  GrafTech International LTD*                                       173
         5  Mettler-Toledo International, Inc.
            (Switzerland)*                                                    214
            ---------------------------------------------------------------------
                                                                              505
            ---------------------------------------------------------------------

            ENTERTAINMENT/LEISURE -- 3.3%
         5  Alliance Gaming Corp.*                                            126
         3  Multimedia Games, Inc.*                                           113
        12  Pegasus Solutions, Inc.*                                          130
            ---------------------------------------------------------------------
                                                                              369
            ---------------------------------------------------------------------

            FINANCIAL SERVICES -- 3.0%
         2  Affiliated Managers Group, Inc.*                                  144
         4  National Financial Partners Corp.                                 106
         4  Nelnet, Inc., Class A*                                             81
            ---------------------------------------------------------------------
                                                                              331
            ---------------------------------------------------------------------

            HEALTH CARE/HEALTH CARE SERVICES-- 11.7%
         3  Cooper Companies, Inc.                                            133
         6  Covance, Inc.*                                                    172
         2  Diagnostic Products Corp.                                          87
         6  NDCHealth Corp.                                                   165
         4  Sunrise Assisted Living, Inc.*                                    138
         5  United Surgical Partners International, Inc.*                     181
         6  VCA Antech, Inc.*                                                 180
         2  Ventana Medical Systems, Inc.*                                     93
         5  Wright Medical Group, Inc.*                                       154
            ---------------------------------------------------------------------
                                                                            1,303
            ---------------------------------------------------------------------

            INSURANCE -- 2.9%
         4  Infinity Property & Casualty Corp.                                140
         6  ProAssurance Corp.*                                               184
            ---------------------------------------------------------------------
                                                                              324
            ---------------------------------------------------------------------

            INTERNET SERVICES/SOFTWARE -- 2.8%
         8  DoubleClick, Inc.*                                                 86
         4  Orbitz, Inc., Class A*                                             92
         8  United Online, Inc.*                                              130
            ---------------------------------------------------------------------
                                                                              308
            ---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                          VALUE
----------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 99.8%

             MANUFACTURING -- 3.3%
         4   Albany International Corp., Class A                      $        140
         4   Applied Films Corp.*                                              130
        13   General Cable Corp.*                                              104
             ---------------------------------------------------------------------
                                                                               374
             ---------------------------------------------------------------------

             METALS/MINING -- 1.0%
         4   Arch Coal, Inc.                                                   117

             MULTI-MEDIA -- 1.7%
        12   Gray Television, Inc.                                             187

             OFFICE/BUSINESS EQUIPMENT -- 2.7%
        10   Global Imaging Systems, Inc.*                                     302

             OIL & GAS -- 5.4%
         6   Headwaters, Inc.*                                                 124
         9   Key Energy Services, Inc.*                                         88
         3   Newfield Exploration Co.*                                         118
         6   Unit Corp.*                                                       144
         5   Universal Compression Holding, Inc.*                              132
         0^^ XTO Energy, Inc.                                                    0^^
             ---------------------------------------------------------------------
                                                                               606
             ---------------------------------------------------------------------

             PHARMACEUTICALS -- 5.9%
         4   Adolor Corp.*                                                      88
         5   Alkermes, Inc.*                                                    61
         5   AtheroGenics, Inc.*                                                75
         5   Connetics Corp.*                                                   95
         5   Cubist Pharmaceuticals, Inc.*                                      59
         5   ILEX Oncology, Inc.*                                               97
         4   NBTY, Inc.*                                                       116
         2   OSI Pharmaceuticals, Inc.*                                         64
             ---------------------------------------------------------------------
                                                                               655
             ---------------------------------------------------------------------

             PRINTING & PUBLISHING -- 1.0%
         5   Information Holdings, Inc.*                                       114

             REAL ESTATE INVESTMENT TRUST-- 1.0%
         7   American Financial Realty Trust                                   113

             RESTAURANTS/FOOD SERVICES -- 1.8%
         7   Ruby Tuesday, Inc.                                                202

             RETAILING -- 6.4%
         3   AnnTaylor Stores Corp.*                                  $        112
         2   CDW Corp.                                                         107
         2   Cost Plus, Inc.*                                                   88
         3   Men's Wearhouse, Inc.*                                             70
         4   PETCO Animal Supplies, Inc.*                                      133
         4   Tuesday Morning Corp.*                                            110
         3   Urban Outfitters, Inc.*                                            93
             ---------------------------------------------------------------------
                                                                               713
             ---------------------------------------------------------------------

             SEMI-CONDUCTORS -- 6.6%
         6   Artisan Components, Inc.*                                         123
         8   Credence Systems Corp.*                                           104
         9   Entegris, Inc.*                                                   116
        22   GlobespanVirata, Inc.*                                            129
         5   MKS Instruments, Inc.*                                            132
         7   Photronics, Inc.*                                                 137
             ---------------------------------------------------------------------
                                                                               741
             ---------------------------------------------------------------------

             SHIPPING/TRANSPORTATION -- 1.7%
         5   UTI Worldwide, Inc. (Virgin Islands)                              193

             TELECOMMUNICATIONS -- 4.7%
         9   Aeroflex, Inc.*                                                   108
        18   LCC International, Inc.*                                           94
        14   Nextel Partners, Inc., Class A*                                   186
         9   Tekelec*                                                          135
             ---------------------------------------------------------------------
                                                                               523
             ---------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT-- 1.0%
         5   Inter-Tel, Inc.                                                   116

             TRANSPORTATION -- 0.8%
         4   Knight Transportation, Inc.*                                       91
             ---------------------------------------------------------------------
             Total Common Stocks                                            11,169
             (Cost $9,549)
             ---------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.2%

             MONEY MARKET FUND -- 0.2%
        23   JPMorgan Prime Money Market Fund (a)                               23
             (Cost $23)
             ---------------------------------------------------------------------
             TOTAL INVESTMENTS-- 100.0%                               $     11,192
             (COST $9,572)
             ---------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

Abbreviations:

*     -- Non-income producing security.
^^    -- Amount rounds to less than one thousand.
@     -- Security is fully or partially segregated with brokers as initial margin for futures contracts.
+     -- All or portion of this security is segregated with the custodian for futures contracts.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by J. P. Morgan Investment Management, Inc.
(c)   -- Investment of cash collateral for portfolio securities on loan.
(l) -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
USD   -- United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS


STATEMENT OF ASSETS
AND LIABILITIES                         AS OF DECEMBER 31, 2003
(Amounts in thousands, except per share amounts)

                                                     DYNAMIC        MID CAP        MID CAP
                                                   SMALL CAP         EQUITY         GROWTH
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
ASSETS
Investment securities, at value                 $    192,083   $    197,033   $     60,490
Investments held as collateral for
securities lending program                             9,403          6,168          5,423
Cash                                                      --             --             --^
Receivables:
    Investment securities sold                         2,002            622            470
    Fund shares sold                                     600              5             17
    Interest and dividends                                63            171             15
    Securities lending (net)                               2              1             --^
------------------------------------------------------------------------------------------
Total Assets                                         204,153        204,000         66,415
------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Due to custodian                                       1            176             --
    Distributions                                         --            210             --
    Investment securities purchased                    2,634             --             --
    Collateral for securities
    lending program                                    9,403          6,168          5,423
    Fund shares redeemed                                 321          3,181            308
Accrued liabilities:
    Investment advisory fees                             106            108             26
    Administration fees                                   16             17              3
    Shareholder servicing fees                            17              8              3
    Distribution fees                                     73             --             14
    Custodian fees                                        15              6              8
    Trustees' fees - deferred
    compensation plan                                     24             21              1
    Other                                                178             39             62
------------------------------------------------------------------------------------------
Total Liabilities                                     12,788          9,934          5,848
------------------------------------------------------------------------------------------
NET ASSETS                                      $    191,365   $    194,066   $     60,567
------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                                     DYNAMIC        MID CAP        MID CAP
                                                   SMALL CAP         EQUITY         GROWTH
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
NET ASSETS
Paid in capital                                 $    185,457   $    150,508   $    312,088
Accumulated undistributed
(overdistributed) net investment income                  (24)           (10)            (1)
Accumulated net realized gain (loss)
on investments                                       (41,273)           172       (263,546)
Net unrealized appreciation
(depreciation) of investments                         47,205         43,396         12,026
------------------------------------------------------------------------------------------
Total Net Assets                                $    191,365   $    194,066   $     60,567
------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Class A                                            5,303             --         11,746
    Class B                                            3,911             --            618
    Class C                                            1,454             --             --
    Select                                               953          6,224             --
Net Asset Value:
    Class A (and redemption price)              $      16.81   $         --   $       4.91
    Class B*                                    $      16.01   $         --   $       4.77
    Class C*                                    $      15.98   $         --   $         --
    Select (and redemption price)               $      17.13   $      31.18   $         --
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                   $      17.84   $         --   $       5.21
------------------------------------------------------------------------------------------
Cost of investments                             $    144,878   $    153,637   $     48,464
------------------------------------------------------------------------------------------

*  Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     MID CAP      SMALL CAP      SMALL CAP
                                                       VALUE         EQUITY         GROWTH
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
ASSETS
Investment securities, at value                 $    856,264   $    749,184   $      4,453
Investments held as collateral for
securities lending program                             6,290        120,673             91
Cash                                                     240             68             --^
Receivables:
    Investment securities sold                         1,216             --             25
    Fund shares sold                                  20,223          1,136             --
    Interest and dividends                               751            381              1
    Securities lending (net)                               1             14             --^
    Expense reimbursements                                --             --              6
------------------------------------------------------------------------------------------
Total Assets                                         884,985        871,456          4,576
------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Investment securities purchased                   19,825            622             13
    Collateral for securities
    lending program                                    6,290        120,673             91
    Fund shares redeemed                               1,666          2,879             --
Accrued liabilities:
    Investment advisory fees                             356            409             --
    Administration fees                                   67             76             --
    Shareholder servicing fees                            69             18             --
    Distribution fees                                    155             30             --^
    Custodian fees                                        26             25             16
    Trustees' fees - deferred
    compensation plan                                      1             96             --^
    Other                                                201            163             60
------------------------------------------------------------------------------------------
Total Liabilities                                     28,656        124,991            180
------------------------------------------------------------------------------------------
NET ASSETS                                      $    856,329   $    746,465   $      4,396
------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                     MID CAP      SMALL CAP      SMALL CAP
                                                       VALUE         EQUITY         GROWTH
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
NET ASSETS
Paid in capital                                 $    751,584   $    549,228   $      5,047
Accumulated undistributed
(overdistributed) net investment income                   (1)           (90)            --^
Accumulated net realized gain (loss)
on investments                                          (689)        12,803         (1,444)
Net unrealized appreciation
(depreciation) of investments                        105,435        184,524            793
------------------------------------------------------------------------------------------
Total Net Assets                                $    856,329   $    746,465   $      4,396
------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding
($0.001 par value; unlimited
 number of shares authorized):
    Class A                                           14,745          3,663            132
    Class B                                            3,727            990             --
    Class C                                            5,581             --             --
    Institutional                                     17,801             --            406
    Select                                             4,084         25,260             26
Net Asset Value:
    Class A (and redemption price)              $      18.62   $      24.11   $       7.67
    Class B*                                    $      18.37   $      22.34   $         --
    Class C*                                    $      18.41   $         --   $         --
    Institutional (and redemption price)        $      18.77   $         --   $       7.84
    Select (and redemption price)               $      18.70   $      25.18   $       7.79
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                   $      19.76   $      25.58   $       8.14
------------------------------------------------------------------------------------------
Cost of investments                             $    750,829   $    564,660   $      3,660
------------------------------------------------------------------------------------------

* Redemption price may be reduced by contingent deferred sales charge. ^ Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                U.S. SMALL
                                                 TRUST SMALL     U.S. SMALL        COMPANY
                                                  CAP EQUITY        COMPANY  OPPORTUNITIES
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
ASSETS
Investment securities, at value                 $    391,260   $    347,597   $     11,192
Investments held as collateral for
securities lending program                            17,319         23,338             --
Cash                                                      37             23             --^
Receivables:
    Investment securities sold                            --          8,115             64
    Fund shares sold                                     125          1,929            668
    Interest and dividends                               220            314              3
    Securities lending (net)                               5              7             --^
    Expense reimbursements                                --             --              5
------------------------------------------------------------------------------------------
Total Assets                                         408,966        381,323         11,932
------------------------------------------------------------------------------------------
LIABILITIES
Payables:
    Dividends                                             32             --             --
    Investment securities purchased                      321          2,233             36
    Collateral for securities
    lending program                                   17,319         23,338             --
    Fund shares redeemed                               5,043         15,874          2,112
    Variation margin                                      --             61             --
Accrued liabilities:
    Investment advisory fees                             144            182             --
    Administration fees                                   34             39             --^
    Shareholder servicing fees                            --             30             --^
    Custodian fees                                         7             17              6
    Trustees' fees - deferred
    compensation plan                                     67              1              1
    Other                                                 46             90             44
------------------------------------------------------------------------------------------
Total Liabilities                                     23,013         41,865          2,199
------------------------------------------------------------------------------------------
NET ASSETS                                      $    385,953   $    339,458   $      9,733
------------------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                 TRUST SMALL     U.S. SMALL        COMPANY
                                                  CAP EQUITY        COMPANY  OPPORTUNITIES
                                                        FUND           FUND           FUND
------------------------------------------------------------------------------------------
NET ASSETS
Paid in capital                                 $    290,658   $    300,932   $    166,746
Accumulated undistributed
(overdistributed) net investment income                  (61)            (1)            (1)
Accumulated net realized gain (loss)
on investments and futures                             6,315        (57,994)      (158,632)
Net unrealized appreciation
(depreciation) of investments and futures             89,041         96,521          1,620
------------------------------------------------------------------------------------------
Total Net Assets                                $    385,953   $    339,458   $      9,733
------------------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
    Institutional                                         --         11,264             --
    Select                                             8,694         13,171          1,079
Net Asset Value:
    Institutional (and redemption price)        $         --   $      13.88   $         --
    Select (and redemption price)               $      44.39   $      13.90   $       9.02
------------------------------------------------------------------------------------------
Cost of investments                             $    302,219   $    251,037   $      9,572
------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF
OPERATIONS                                  FOR THE YEAR ENDED DECEMBER 31, 2003

(Amounts in thousands)

                                    DYNAMIC      MID CAP     MID CAP
                                  SMALL CAP       EQUITY      GROWTH
                                       FUND         FUND        FUND
INVESTMENT INCOME

Dividend                          $     422    $   2,159   $     152
Dividend income from affiliated
investments*                             34           74          11
Securities lending (net)                 39           11          10
Foreign taxes withheld                   --           --          (1)
--------------------------------------------------------------------
Total investment income                 495        2,244         172
--------------------------------------------------------------------

EXPENSES

Investment advisory fees              1,045        1,058         376
Administration fees                     241          244          87
Shareholder servicing fees              402          407         100
Distribution fees                       703           --         170
Custodian fees                           71           46          50
Printing and postage                     61           10          38
Professional fees                        67           51          61
Registration expenses                    55           11          26
Transfer agent fees                     540           21         121
Trustees' fees                            2            2           1
Other                                    56           13           8
--------------------------------------------------------------------
Total expenses                        3,243        1,863       1,038
--------------------------------------------------------------------
Less amounts waived                     470          398         237
Less earnings credits                    --^          --^         --^
--------------------------------------------------------------------
    Net expenses                      2,773        1,465         801
--------------------------------------------------------------------
Net investment income (loss)         (2,278)         779        (629)
--------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                    DYNAMIC      MID CAP     MID CAP
                                  SMALL CAP       EQUITY      GROWTH
                                       FUND         FUND        FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on
transactions from:
    Investments                   $   6,539    $   6,558   $  (1,935)
Change in net unrealized
appreciation/depreciation of:
    Investments                      47,379       39,408      21,065

Net realized and unrealized
gain (loss) on investments           53,918       45,966      19,130
--------------------------------------------------------------------
Net increase (decrease) in net
assets from operations            $  51,640    $  46,745   $  18,501
--------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory,
    administration and
    shareholder servicing fees:   $       5    $      11   $       2
--------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                    MID CAP    SMALL CAP   SMALL CAP
                                      VALUE       EQUITY      GROWTH
                                       FUND         FUND        FUND
INVESTMENT INCOME

Dividend                          $   6,108    $   3,830   $       6
Dividend income from affiliated
investments*                            391          108           1
Securities lending (net)                 11          125          --^
--------------------------------------------------------------------
Total investment income               6,510        4,063           7
--------------------------------------------------------------------

EXPENSES

Investment advisory fees              2,600        4,175          21
Administration fees                     530          963           4
Shareholder servicing fees              593        1,555           3
Distribution fees                       847          347           3
Custodian fees                          116          122          84
Printing and postage                     53           83          --^
Professional fees                        70           84          65
Registration expenses                   134           72          61
Transfer agent fees                     485          388          66
Trustees' fees                            5            9          --^
Other                                    43           48          13
--------------------------------------------------------------------
Total expenses                        5,476        7,846         320
--------------------------------------------------------------------
Less amounts waived                   1,191        1,716          27
Less earnings credits                     1           --^         --^
Less expense reimbursements              --           --         265
--------------------------------------------------------------------
     Net expenses                     4,284        6,130          28
--------------------------------------------------------------------
Net investment income (loss)          2,226       (2,067)        (21)
--------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                    MID CAP    SMALL CAP   SMALL CAP
                                      VALUE       EQUITY      GROWTH
                                       FUND         FUND        FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on
transactions from:
   Investments                    $   5,402    $  34,654   $    (334)
Change in net unrealized
appreciation/depreciation of:
   Investments                      102,487      173,648       1,296

Net realized and unrealized
gain (loss) on investments          107,889      208,302         962
--------------------------------------------------------------------
Net increase (decrease) in net
assets from operations            $ 110,115    $ 206,235   $     941
--------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory,
    administration and
    shareholder servicing fees:   $      62    $      16   $      --^
--------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   U.S. SMALL
                                   TRUST SMALL     U.S. SMALL         COMPANY
                                    CAP EQUITY        COMPANY   OPPORTUNITIES
                                          FUND           FUND            FUND
INVESTMENT INCOME

Interest                          $         --   $          3      $       --
Dividend                                 1,781          4,000              67
Dividend income from affiliated
investments*                               116             80              14
Securities lending (net)                    63            110               9
Foreign taxes withheld                      --             (6)             (1)
-----------------------------------------------------------------------------
Total investment income                  1,960          4,187              89
-----------------------------------------------------------------------------

EXPENSES

Investment advisory fees                 1,992          2,163             133
Administration fees                        460            541              33
Shareholder servicing fees                 766            645              55
Custodian fees                              50            105              34
Interest expense                            --              1               1
Printing and postage                        14             29               6
Professional fees                           54             81              61
Registration expenses                        3             32              12
Transfer agent fees                         20            105              29
Trustees' fees                               4              4              --^
Other                                       18             32               7
-----------------------------------------------------------------------------
Total expenses                           3,381          3,738             371
-----------------------------------------------------------------------------
Less amounts waived                      1,542            403             136
Less earnings credits                       --^             1               4
Less expense reimbursements                 --             --               5
-----------------------------------------------------------------------------
    Net expenses                         1,839          3,334             226
-----------------------------------------------------------------------------
Net investment income (loss)               121            853            (137)
-----------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    U.S. SMALL
                                   TRUST SMALL     U.S. SMALL          COMPANY
                                    CAP EQUITY        COMPANY    OPPORTUNITIES
                                          FUND           FUND             FUND
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on
transactions from:
    Investments                   $     18,926   $      6,552    $      (3,387)
    Futures                                 --            655               --
Change in net unrealized
appreciation/depreciation of:
    Investments                         77,999        105,517            3,777
    Futures                                 --            (39)              --

Net realized and unrealized
gain (loss) on investments and
futures                                 96,925        112,685              390
------------------------------------------------------------------------------
Net increase (decrease) in
net assets from operations        $     97,046   $    113,538    $         253
------------------------------------------------------------------------------
*   Includes reimbursements of
    investment advisory,
    administration and
    shareholder servicing fees:   $         18   $         12    $           2
------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES
IN NET ASSETS                                          FOR THE PERIODS INDICATED

(Amounts in thousands)

                                           DYNAMIC SMALL CAP FUND       MID CAP EQUITY FUND
                                          ------------------------    ------------------------
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            12/31/03      12/31/02      12/31/03      12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)              $   (2,278)   $   (2,560)   $      779    $      752
Net realized gain (loss) on
investments                                    6,539       (21,721)        6,558         4,503
Change in net unrealized appreciation/
depreciation of investments                   47,379       (21,184)       39,408       (27,236)
----------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                           51,640       (45,465)       46,745       (21,981)
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net investment income                             --            --          (782)         (747)
Net realized gain on
investment transactions                           --            --        (5,709)       (5,775)
----------------------------------------------------------------------------------------------
    Total distributions to shareholders           --            --        (6,491)       (6,522)
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                          (12,619)      (17,744)       15,181        12,071
----------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets       39,021       (63,209)       55,435       (16,432)
----------------------------------------------------------------------------------------------
Beginning of period                          152,344       215,553       138,631       155,063
----------------------------------------------------------------------------------------------
End of period                             $  191,365    $  152,344    $  194,066    $  138,631
----------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                         $      (24)   $      (27)   $      (10)   $      (19)
----------------------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                             MID CAP GROWTH FUND         MID CAP VALUE FUND
                                          ------------------------    ------------------------
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            12/31/03      12/31/02      12/31/03      12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)              $     (629)   $     (916)   $    2,226    $      323
Net realized gain (loss) on investments       (1,935)      (15,898)        5,402        (1,295)
Change in net unrealized appreciation/
depreciation of investments                   21,065       (11,548)      102,487         1,704
----------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                           18,501       (28,362)      110,115           732
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net investment income                             --            --        (2,288)         (337)
Net realized gain on
investment transactions                           --            --        (4,605)          (50)
----------------------------------------------------------------------------------------------
    Total distributions to shareholders           --            --        (6,893)         (387)
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                          (14,090)      (21,856)      631,214       106,270
----------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets        4,411       (50,218)      734,436       106,615
----------------------------------------------------------------------------------------------
Beginning of period                           56,156       106,374       121,893        15,278
----------------------------------------------------------------------------------------------
End of period                             $   60,567    $   56,156    $  856,329    $  121,893
----------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                         $       (1)   $       (1)   $       (1)   $       --
----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                            SMALL CAP EQUITY FUND       SMALL CAP GROWTH FUND
                                          ------------------------    ------------------------
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            12/31/03      12/31/02      12/31/03      12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)              $   (2,067)   $   (2,218)   $      (21)   $      (19)
Net realized gain (loss) on investments       34,654       (21,869)         (334)         (761)
Change in net unrealized appreciation/
depreciation of investments                  173,648       (97,620)        1,296          (394)
----------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                          206,235      (121,707)          941        (1,174)
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net realized gain on
investment transactions                           --        (4,099)           --            --
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                          (62,159)       82,821         1,655           441
----------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets      144,076       (42,985)        2,596          (733)
----------------------------------------------------------------------------------------------
Beginning of period                          602,389       645,374         1,800         2,533
----------------------------------------------------------------------------------------------
End of period                             $  746,465    $  602,389    $    4,396    $    1,800
----------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                         $      (90)   $     (110)   $       --^   $       --
----------------------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                           TRUST SMALL CAP EQUITY FUND      U.S. SMALL COMPANY FUND
                                          ----------------------------    ----------------------------
                                            YEAR ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED
                                              12/31/03        12/31/02      12/31/03      12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)              $        121    $        286    $        853    $      1,655
Net realized gain (loss) on
investments and futures                         18,926          (6,774)          7,207         (62,722)
Change in net unrealized appreciation
(depreciation) of investments
and futures                                     77,999         (49,269)        105,478         (57,422)
------------------------------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                             97,046         (55,757)        113,538        (118,489)
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM

Net investment income                             (111)           (268)         (1,000)         (1,956)
Net realized gain on
investment transactions                         (5,840)         (2,129)             --              --
------------------------------------------------------------------------------------------------------
    Total distributions to shareholders         (5,951)         (2,397)         (1,000)         (1,956)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                             35,795            (109)       (186,555)        (21,015)
------------------------------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets        126,890         (58,263)        (74,017)       (141,460)
------------------------------------------------------------------------------------------------------
Beginning of period                            259,063         317,326         413,475         554,935
------------------------------------------------------------------------------------------------------
End of period                             $    385,953    $    259,063    $    339,458    $    413,475
------------------------------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                         $        (62)   $        (71)   $         (1)   $         (1)
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                                           U.S. SMALL COMPANY OPPORTUNITIES FUND
                                          --------------------------------------
                                                 YEAR ENDED           YEAR ENDED
                                                   12/31/03             12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS

Net investment income (loss)              $            (137)   $            (693)
Net realized gain (loss) on investments              (3,387)             (53,436)
Change in net unrealized appreciation
(depreciation) of investments                         3,777                8,085
--------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                     253              (46,044)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

Increase (decrease)                                 (45,370)             (93,714)
--------------------------------------------------------------------------------

NET ASSETS

Total increase (decrease) in net assets             (45,117)            (139,758)
--------------------------------------------------------------------------------
Beginning of period                                  54,850              194,608
--------------------------------------------------------------------------------
End of period                             $           9,733    $          54,850
--------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                         $              (1)   $              (1)
--------------------------------------------------------------------------------

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN FUNDS

NOTES TO FINANCIAL
STATEMENTS

1. ORGANIZATION

J.P. Morgan Funds ("JPMF"), J.P. Morgan Institutional Funds ("JPMIF"), J.P. Morgan Mutual Fund Group ("JPMMFG"), J.P. Morgan Mutual Fund Select Group ("JPMMFSG") and the J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT") were organized as Massachusetts business trusts and J.P. Morgan Fleming Mutual Fund Group, Inc. ("JPMFMFG") was organized as a Maryland corporation. JPMF, JPMIF, JPMMFG, JPMMFSG, JPMMFIT and JPMFMFG (collectively, the "Trusts") are registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as open-end management investment companies. The Trusts were organized on the following dates:

   JPMF  November 4, 1992
  JPMIF  November 4, 1992
 JPMMFG  May 11, 1987
JPMMFSG  October 1, 1996
JPMMFIT  September 23, 1997
JPMFMFG  August 19, 1997

The following are nine separate portfolios of the Trusts (collectively, the "Funds"):

                                                    FUND       CLASSES OFFERED
                 JPMorgan Dynamic Small Cap Fund ("DSCF")     Class A, Class B, Class C and Select
                    JPMorgan Mid Cap Equity Fund ("MCEF")     Select
                    JPMorgan Mid Cap Growth Fund ("MCGF")     Class A and Class B
                     JPMorgan Mid Cap Value Fund ("MCVF")     Class A, Class B, Class C, Institutional and Select
                  JPMorgan Small Cap Equity Fund ("SCEF")     Class A, Class B and Select
                  JPMorgan Small Cap Growth Fund ("SCGF")     Class A, Institutional and Select
           JPMorgan Trust Small Cap Equity Fund ("TSCEF")     Select
               JPMorgan U.S. Small Company Fund ("USSCF")     Institutional and Select
JPMorgan U.S. Small Company Opportunities Fund ("USSCOF")     Select

JPMMFG, JPMMFSG, JPMMFIT and JPMFMFG were formerly named Mutual Fund Group, Mutual Fund Select Group, Mutual Fund Investment Trust and The Fleming Mutual Fund Group, Inc., respectively. The name changes went into effect on May 1, 2003.

MCEF and TSCEF were formerly named JPMorgan Select Mid Cap Equity Fund and JPMorgan Select Small Cap Equity Fund, respectively. The name changes went into effect on April 30, 2003.

USSCOF is a separate series of JPMF. USSCF is a separate series of JPMIF. SCEF and DSCF are separate series of JPMMFG. MCEF and TSCEF are separate series of JPMMFSG. MCGF is a separate series of JPMMFIT. MCVF and SCGF are separate series of JPMFMFG.

On September 12, 2003, SCGF Class B and Class C shares merged into Class A shares and Class B and Class C shares closed.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Institutional Class shares and Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares for which front-end charges have been waived may be subject to redemption charges as described in the Funds' prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Funds apply fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. FUTURES CONTRACTS -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation (depreciation) until the contract is closed or settled, at which time a realized gain or loss is recognized.

Index futures contracts are used to control the asset mix of the portfolios in the most efficient manner. Short index futures contracts are used for hedging purposes; i.e., to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2003, USSCF had outstanding futures contracts as listed on the Fund's Portfolio of Investments.

C. RESTRICTED AND ILLIQUID SECURITIES -- The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

D. SECURITIES ON LOAN -- For all of the Funds, the Board of Trustees has approved the lending of securities through its custodian JPMorgan Chase Bank ("JPMCB"), an affiliate of the Funds, acting as lending agent to certain borrowers. By lending investment securities, the Funds attempt to increase net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times, to the value of the securities loaned plus in the case of fixed income securities, any accrued but unpaid interest thereon. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement. At December 31, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                  MARKET VALUE OF         MARKET VALUE OF
                SECURITIES LOANED     COLLATERAL RECEIVED
DSCF                  $     9,054             $     9,403
MCEF                        6,057                   6,168
MCGF                        5,346                   5,423
MCVF                        6,130                   6,290
SCEF                      117,020                 120,673
SCGF                           89                      91
TSCEF                      16,942                  17,319
USSCF                      22,653                  23,338
USSCOF                         --                      --

JPMCB as lending agent receives a fee equal to 0.06% of the average dollar value of U.S. securities out on loan during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month from the Funds as detailed below (amounts in thousands):

DSCF                          $  14
MCEF                              6
MCGF                              5
MCVF                              6
SCEF                             53
SCGF                             --^
TSCEF                            22
USSCF                            35
USSCOF                            3

^ Amount rounds to less the one thousand.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the fund first learns of the dividend.

F. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trusts are allocated proportionately among each of the Funds within the Trusts in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. FEDERAL INCOME TAXES -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

H. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

                                                                     ACCUMULATED             ACCUMULATED
                                                                  UNDISTRIBUTED/            NET REALIZED
                                                               (OVERDISTRIBUTED)             GAIN (LOSS)
                                        PAID-IN-CAPITAL    NET INVESTMENT INCOME          ON INVESTMENTS
FUND

DSCF                                    $        (2,281)   $               2,281          $           --
MCEF                                                 --^                      12                     (12)
MCGF                                               (629)                     629                      --
MCVF                                                 --                       61                     (61)
SCEF                                             (2,129)                   2,087                      42
SCGF                                                (21)                      21                      --^
TSCEF                                                --                       --^                     --^
USSCF                                              (472)                     147                     325
USSCOF                                             (138)                     137                       1

^ Amount rounds to less than one thousand.

The reclassifications for DSCF and MCGF relate primarily to the character for the tax purposes of current year non-deductible net operating losses. The reclassifications for MCEF, MCVF, TSCEF and USSCF relate primarily to the character for tax purposes of distributions received from investments in REITs and the character for tax purposes of dividends paid. The reclassifications for SCEF, SCGF and USSCOF relate primarily to the character for the tax purposes of current year non-deductible net operating losses and the character for tax purposes of distributions received from investments in REITs.

I. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, pricing and reporting services.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Funds. Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM") served as the Advisor to DSCF, MCEF, MCGF, SCEF and TSCEF. Robert Fleming Inc. ("Fleming"), a wholly owned subsidiary of JPMCB, was the Advisor for MCVF and SCGF. On September 1, 2003, JPMFAM and Fleming merged into JPMIM. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the merger and ownership change. Neither the merger nor the ownership change constituted an assignment under the 1940 Act or the Investment Advisors Act of 1940. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee for each Fund is as follows:

                                          INVESTMENT
                                    ADVISORY FEE (%)
DSCF                                           0.65%
MCEF                                           0.65%
MCGF                                           0.65%
MCVF                                           0.70%
SCEF                                           0.65%
SCGF                                           0.80%
TSCEF                                          0.65%
USSCF                                          0.60%
USSCOF                                         0.60%

The Advisors waived fees as outlined in Note 3.F.

The Funds may invest in one or more of the affiliated JPMorgan Money Market Funds. The Adviser has agreed to waive and/or reimburse its advisory fee from the Funds in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to each Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, B, and C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act.

The Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

                                                                    CLASS A           CLASS B          CLASS C
FUND

DSCF                                                                   0.25              0.75             0.75
MCEF                                                                    n/a               n/a              n/a
MCGF                                                                   0.25^             0.75^             n/a
MCVF                                                                   0.25              0.75^            0.75^
SCEF                                                                   0.25              0.75              n/a
SCGF                                                                   0.25               n/a              n/a
TSCEF                                                                   n/a               n/a              n/a
USSCF                                                                   n/a               n/a              n/a
USSCOF                                                                  n/a               n/a              n/a

^ Prior to May 1, 2003, MCGF Class B and MCVF Classes B and C paid the Distributor a fee computed daily and paid monthly at an annual rate equal to 1.00% of the respective Fund Class average daily net assets. MCGF Class A paid 0.30%.

In addition, JPMFD receives the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in 3.F.

C. SHAREHOLDER SERVICING FEE -- The Trusts have entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB under which JPMCB provides account administration and personal account maintenance services to shareholders. JPMCB may obtain the services of one or more Shareholder Servicing Agents. For these services, JPMCB or the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

                                                                                       INSTITUTIONAL      SELECT
                                                 CLASS A      CLASS B      CLASS C             CLASS       CLASS
FUND

DSCF                                                0.25         0.25         0.25               n/a        0.25
MCEF                                                 n/a          n/a          n/a               n/a        0.25
MCGF                                                0.25         0.25          n/a               n/a         n/a
MCVF                                                0.25         0.25         0.25              0.10        0.25
SCEF                                                0.25         0.25          n/a               n/a        0.25
SCGF                                                0.25          n/a          n/a              0.10        0.25
TSCEF                                                n/a          n/a          n/a               n/a        0.25
USSCF                                                n/a          n/a          n/a              0.10        0.25
USSCOF                                               n/a          n/a          n/a               n/a        0.25

JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services

Effective May 1, 2003, a shareholder servicing fee of 0.25% of average daily net assets was implemented for Class A and Class B shares of the MCGF, Class A, Class B and Class C shares of the MCVF and Class A shares of the SCGF. Also effective May 1, 2003, a shareholder servicing fee of 0.10% of average daily net assets was implemented for the Institutional Class of MCVF and SCGF. In addition, the shareholder servicing fee for Class A shares of the SCEF changed from 0.10% to 0.25%.

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and the Trusts are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trusts and JPMCB is terminated, the Funds would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 3.F.

D. CUSTODIAN AND ACCOUNTING FEES -- JPMCB provides portfolio custody services for all the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by each Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion. Effective May 1, 2003 MCVF and SCGF pay administrative fees as stated above. Prior to May 1, 2003, MCVF and SCGF paid the Administrator a fee computed daily and paid monthly at an annual rate equal to 0.10% of the respective Fund's average daily net assets.

BISYS Fund Services, LP ("BISYS") serves as the Funds' sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets as shown in the table below (%):

                                                                                       INSTITUTIONAL      SELECT
                                                 CLASS A      CLASS B      CLASS C             CLASS       CLASS
FUND

DSCF                                                1.50         2.12        2.12                n/a        1.10
MCEF                                                 n/a          n/a         n/a                n/a        1.00^
MCGF                                                1.35         2.05         n/a                n/a         n/a
MCVF                                                1.25         2.00        2.00               0.75        1.00
SCEF                                                1.38         2.12         n/a                n/a        0.85
SCGF                                                1.60          n/a         n/a               0.85        1.10
USSCF                                                n/a          n/a         n/a               0.83        1.01
USSCOF                                               n/a          n/a         n/a                n/a        1.02

^ Effective May 1, 2003, the contractual cap for MCEF was established at 1.00%.

The contractual expense limitation agreements were in effect for the year ended December 31, 2003 for the Funds. The expense limitation percentages in the table above are due to expire as follows:

                                                                                       INSTITUTIONAL      SELECT
                                                 CLASS A      CLASS B      CLASS C             CLASS       CLASS
FUND

DSCF                                             4/30/05      4/30/05      4/30/05               n/a     4/30/05
MCEF                                                 n/a          n/a          n/a               n/a     4/30/05
MCGF                                             4/30/05      4/30/05          n/a               n/a         n/a
MCVF                                             4/30/05      4/30/05      4/30/05           4/30/05     4/30/05
SCEF                                             4/30/05      4/30/05          n/a               n/a     4/30/05
SCGF                                             4/30/05          n/a          n/a           4/30/05     4/30/05
USSCF                                                n/a          n/a          n/a           4/30/05     4/30/05
USSCOF                                               n/a          n/a          n/a               n/a     4/30/05

The Administrator waived fees and reimbursed expenses as outlined in Note 3.F.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended December 31, 2003, the Funds' vendors waived fees and the Administrator contractually reimbursed expenses for each of the Funds as follows (amounts in thousands):

                                               CONTRACTUAL WAIVERS
             ---------------------------------------------------------------------------------------
                  INVESTMENT                         SHAREHOLDER                                           CONTRACTUAL
                    ADVISORY    ADMINISTRATION         SERVICING      DISTRIBUTION             TOTAL    REIMBURSEMENTS
FUND

DSCF         $            57   $           153   $           260   $            --   $           470   $            --
MCEF                      --                --               160                --               160                --
MCGF                      87                74                76                --               237                --
MCVF                     712               137               304                --             1,153                --
SCEF                      --               590             1,102                24             1,716                --
SCGF                      21                 3                 3                --                27               265
USSCF                     --                72               331                --               403                --
USSCOF                    70                25                41                --               136                 5
Total        $           947   $         1,054   $         2,277   $            24   $         4,302   $           270

                                                VOLUNTARY WAIVERS
             ---------------------------------------------------------------------------------------
                  INVESTMENT                         SHAREHOLDER
                    ADVISORY    ADMINISTRATION         SERVICING      DISTRIBUTION             TOTAL
FUND

MCEF         $            --   $            66   $           172   $            --   $           238
MCVF                      17                21                --                --                38
TSCEF                    646               130               766                --             1,542
Total        $           663   $           217   $           938   $            --   $         1,818

G. OTHER -- Certain officers of the Trusts are officers of JPMorgan Chase & Co. or of BISYS or their subsidiaries.

During the year, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisors.

The Funds may use related party broker/dealers. For the year ended December 31, 2003, MCEF, USSCF and USSCOF incurred approximately (in thousands) $4, $2 and $1, respectively, as brokerage commissions with brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. CLASS SPECIFIC EXPENSES

The Funds' class specific expenses for the year ended December 31, 2003 are as follows (amounts in thousands):

                   SHAREHOLDER
                     SERVICING     DISTRIBUTION   TRANSFER AGENT
DSCF

Class A         $          205   $          205   $          297
Class B                    130              389              187
Class C                     36              109               51
Select                      31               --                5
                $          402   $          703   $          540
MCEF

Select          $          407   $           --   $           21

MCGF

Class A         $           95   $          146   $          115
Class B                      5               24                6
                $          100   $          170   $          121
MCVF

Class A         $          233   $          261   $          234
Class B                     75              285               85
Class C                     87              301               88
Institutional              131               --               54
Select                      67               --               24
                $          593   $          847   $          485
SCEF

Class A         $          146   $          198   $          274
Class B                     50              149               70
Select                   1,359               --               44
                $        1,555   $          347   $          388
SCGF

Class A                      1                2               27
Class B*                    --^               1                9
Class C*                    --^              --^               3
Institutional                2               --               12
Select                      --^              --               15
                $            3   $            3   $           66

* For the period 1/1/03 to 9/12/03.

^ Amount rounds to less than one thousand.

                   SHAREHOLDER
                     SERVICING     DISTRIBUTION   TRANSFER AGENT
TSCEF

Select          $          766   $           --   $           20

USSCF

Institutional   $          171   $           --   $           32
Select                     474               --               73
                $          645   $           --   $          105
USSCOF

Select          $           55   $           --   $           29

5. CLASS SPECIFIC DISTRIBUTIONS

The Funds' class specific distributions from net investment income and realized gain on investment transactions for the years ended December 31, 2003 and December 31, 2002, respectively, are as follows (amounts in thousands):

                         YEAR ENDED 12/31/03                     YEAR ENDED 12/31/02
                -------------------------------------   -------------------------------------
                              NET                                     NET
                INVESTMENT INCOME       REALIZED GAIN   INVESTMENT INCOME       REALIZED GAIN
MCEF

Select          $             782   $           5,709   $             747   $           5,775
---------------------------------------------------------------------------------------------

MCVF

Class A         $             669   $           1,468   $              39   $              11
Class B                        --                 389                  --                  10
Class C                        20                 561                  --                   5
Institutional               1,392               1,820                 247                  21
Select                        207                 367                  51                   3
---------------------------------------------------------------------------------------------
                $           2,288   $           4,605   $             337   $              50
SCEF

Class A         $              --   $              --   $              --   $             487
Class B                        --                  --                  --                 220
Select                         --                  --                  --               3,392
---------------------------------------------------------------------------------------------
                $              --   $              --   $              --   $           4,099
TSCEF

Select          $             111   $           5,840   $             268   $           2,129
---------------------------------------------------------------------------------------------

USSCF

Institutional   $             587   $              --   $           1,414   $              --
Select                        413                  --                 542                  --
---------------------------------------------------------------------------------------------
                $           1,000   $              --   $           1,956   $              --
---------------------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                               PURCHASES               SALES         PURCHASES            SALES
                                         (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.          OF U.S.
                                             GOVERNMENT)         GOVERNMENT)        GOVERNMENT       GOVERNMENT
FUND

DSCF                                         $    86,563         $   101,868        $       --       $       --
MCEF                                             108,490              97,329                --               --
MCGF                                              39,056              53,468                --               --
MCVF                                             700,183             112,438                --               --
SCEF                                             240,768             287,486                --               --
SCGF                                               5,168               3,564                --               --
TSCEF                                            178,319             145,113                --               --
USSCF                                            276,824             446,487                --               --
USSCOF                                            42,206              84,581                --               --

7. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003, were as follows (amounts in thousands):

                                                                        GROSS           GROSS    NET UNREALIZED
                                                   AGGREGATE       UNREALIZED      UNREALIZED     APPRECIATION/
                                                        COST     APPRECIATION  (DEPRECIATION)    (DEPRECIATION)
FUND

DSCF                                              $  145,298       $   51,434     $   (4,649)          $ 46,785
MCEF                                                 153,941           44,052           (960)            43,092
MCGF                                                  48,563           12,626           (699)            11,927
MCVF                                                 752,739          104,119           (594)           103,525
SCEF                                                 564,682          192,137         (7,635)           184,502
SCGF                                                   3,757              742            (46)               696
TSCEF                                                302,224           92,343         (3,307)            89,036
USSCF                                                253,560           97,453         (3,416)            94,037
USSCOF                                                 9,663            1,742           (213)             1,529

The tax character of distributions paid during the periods indicated were as follows (amounts in thousands):

                                                    ORDINARY        LONG-TERM       RETURN OF             TOTAL
                                                      INCOME     CAPITAL GAIN         CAPITAL     DISTRIBUTIONS
YEAR ENDED
12/31/03
DSCF                                              $      --      $         --       $      --     $          --
MCEF                                                   3,523            2,968              --             6,491
MCGF                                                      --               --              --                --
MCVF                                                   6,591              302              --             6,893
SCEF                                                      --               --              --                --
SCGF                                                      --               --              --                --
TSCEF                                                    103            5,848              --             5,951
USSCF                                                  1,000               --              --             1,000
USSCOF                                                    --               --              --                --

                       ORDINARY         LONG-TERM         RETURN OF             TOTAL
                         INCOME      CAPITAL GAIN           CAPITAL     DISTRIBUTIONS
YEAR ENDED
12/31/02

DSCF            $            --   $            --   $            --   $            --
MCEF                      1,017             5,505                --             6,522
MCGF                         --                --                --                --
MCVF                        361                26                --               387
SCEF                         --             4,099                --             4,099
SCGF                         --                --                --                --
TSCEF                       268             2,129                --             2,397
USSCF                     1,956                --                --             1,956
USSCOF                       --                --                --                --

At December 31, 2003, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

                                                    DSCF           MCEF           MCGF
Current distributable ordinary income        $        --    $       300    $        --
Plus/Less: cumulative timing differences             (24)           (21)            (1)
Undistributed ordinary income or
(overdistribution of ordinary income)        $       (24)   $       279    $        (1)
Current distributable long-term capital
gain or (tax basis capital loss carryover)   $   (40,853)   $       187    $  (263,448)
Plus/Less: cumulative timing differences              --             --             --
Undistributed long-term gains/
accumulated capital loss                     $   (40,853)   $       187    $  (263,448)
---------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)       $    46,785    $    43,092    $    11,928

                                                    MCVF           SCEF           SCGF
Current distributable ordinary income        $     1,134    $        --    $        --
Plus/Less: cumulative timing differences              (1)           (96)            --^
Undistributed ordinary income or
(overdistribution of ordinary income)        $     1,133    $       (96)   $        --^
Current distributable long-term capital
gain or (tax basis capital loss carryover)   $        87    $    12,828    $    (1,347)
Plus/Less: cumulative timing differences              --             --             --
Undistributed long-term gains/
accumulated capital loss                     $        87    $    12,828    $    (1,347)
---------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)       $   103,525    $   184,505    $       696

^ Amount rounds to less than one thousand.

                                                   TSCEF          USSCF         USSCOF
Current distributable ordinary income        $        --    $        --    $        --
Plus/Less: cumulative timing differences             (67)            (1)            (1)
Undistributed ordinary income or
overdistribution of ordinary income          $       (67)   $        (1)   $        (1)
Current distributable long-term capital
gain or tax basis capital loss carryover     $     6,326    $   (55,510)   $  (158,417)
Plus/Less: cumulative timing differences              --             --           (124)
Undistributed long-term gains/
accumulated capital loss                     $     6,326    $   (55,510)   $  (158,541)
---------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)       $    89,036    $    94,037    $     1,529

For DSCF, MCGF, MCVF and SCGF, the difference between book and tax basis unrealized appreciation/(depreciation) is primarily attributed to wash sale loss deferrals. For USSCF, the difference between book and tax basis unrealized appreciation/(depreciation) is due to wash sale loss deferrals, the mark to market of futures contracts, REIT basis adjustments and allocation of tax basis on "Master/Feeder" takedown. For MCEF, SCEF, TSCEF and USSCOF, the difference between book and tax basis unrealized appreciation (depreciation) is primarily attributed to wash sale loss deferrals and REIT basis adjustments. For DSCF, MCEF, MCGF, MCVF, SCEF, SCGF, TSCEF and USSCF, the cumulative timing difference account primarily consists of deferred compensation. For USSCOF, the cumulative timing difference account primarily consists of deferred compensation and current year post-October loss deferrals.

At December 31, 2003, the following Funds have capital loss carryovers, which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders (amounts in thousands):

                                     EXPIRATION
                     AMOUNT                DATE
FUND

DSCF           $     23,298   December 31, 2008
                        298   December 31, 2009
                     17,257   December 31, 2010
-----------------------------------------------
               $     40,853
-----------------------------------------------
MCGF           $      8,120   December 31, 2008
                    224,437   December 31, 2009
                     28,364   December 31, 2010
                      2,527   December 31, 2011
-----------------------------------------------
               $    263,448
-----------------------------------------------
SCGF           $        158   December 31, 2009
                        636   December 31, 2010
                        553   December 31, 2011
-----------------------------------------------
               $      1,347
-----------------------------------------------
USSCF          $        767   December 31, 2009
                     54,743   December 31, 2010
-----------------------------------------------
               $     55,510
-----------------------------------------------
USSCOF         $     10,363   December 31, 2008
                     79,872   December 31, 2009
                     62,976   December 31, 2010
                      5,206   December 31, 2011
-----------------------------------------------
               $    158,417   Total
-----------------------------------------------

During the year ended December 31, 2003, DSCF, MCVF, SCEF, TSCEF and USSCF utilized capital loss carryforwards of (in thousands) $2,496, $448, $21,837, $6,751 and $15,612, respectively.

Capital losses incurred after October 31, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. USSCOF incurred a post-October realized capital loss of $124 (amount in thousands).

8. BANK BORROWINGS

Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Funds may borrow money for temporary or emergency purposes. The Funds had entered into the agreement, enabling them to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds

Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Funds could borrow money for temporary or emergency purposes. The Funds had entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement expired on April 16, 2003. The commitment fee is included in Other expenses on the Statement of Operations.

During the year ended December 31, 2003, USSCF and USSCOF had borrowed against the Line of Credit Agreement. The details of the borrowing were as follows (amounts in thousands):

                        AVERAGE              AVERAGE
            AMOUNT OUTSTANDING*        INTEREST RATE
FUND

USSCF       $                70                 1.63%
USSCOF                       37                 1.63%

* The average amount outstanding was calculated based on the daily balances during the period from January 1, 2003 through December 31, 2003.

9. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Funds may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. SUBSEQUENT EVENT

On January 14, 2004, J. P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

11. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                DYNAMIC SMALL CAP FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                       $            33,709    $            90,038
    Shares redeemed                               (53,209)              (108,289)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (19,500)   $           (18,251)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     2,294                  6,338
    Shares redeemed                                (3,769)                (7,485)
--------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                        (1,475)                (1,147)
--------------------------------------------------------------------------------
CLASS B SHARES

AMOUNT
    Shares sold                       $            10,241    $             6,717
    Shares redeemed                               (12,042)               (15,379)
--------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding           $            (1,801)   $            (8,662)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       756                    498
    Shares redeemed                                  (932)                (1,173)
--------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                          (176)                  (675)
--------------------------------------------------------------------------------
CLASS C SHARES

AMOUNT
    Shares sold                       $            11,002    $             5,293
    Shares redeemed                                (2,766)                (2,731)
--------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding           $             8,236    $             2,562
--------------------------------------------------------------------------------
SHARES

    Shares sold                                       789                    392
    Shares redeemed                                  (209)                  (207)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                580                    185
--------------------------------------------------------------------------------
SELECT SHARES

AMOUNT
    Shares sold                       $            11,103    $             9,610
    Shares redeemed                               (10,657)                (3,003)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $               446    $             6,607
--------------------------------------------------------------------------------
SHARES

    Shares sold                                       806                    691
    Shares redeemed                                  (861)                  (210)
--------------------------------------------------------------------------------
    Net increase (decrease) in
    Fund shares outstanding                           (55)                   481
--------------------------------------------------------------------------------


                                                 MID CAP EQUITY FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
SELECT SHARES

AMOUNT
    Shares sold                       $            38,236    $            25,152
    Shares issued in reinvestment
    of distributions                                4,884                  5,252
    Shares redeemed                               (27,939)               (18,333)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            15,181    $            12,071
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     1,383                    902
    Shares issued in reinvestment
    of distributions                                  160                    210
    Shares redeemed                                (1,002)                  (684)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                541                    428
--------------------------------------------------------------------------------

                                                 MID CAP GROWTH FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                       $               829    $               583
    Shares redeemed                               (14,203)               (21,296)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (13,374)   $           (20,713)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       191                    131
    Shares redeemed                                (3,409)                (5,120)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             (3,218)                (4,989)
--------------------------------------------------------------------------------
CLASS B SHARES

AMOUNT
    Shares sold                       $               351    $                79
    Shares redeemed                                (1,067)                (1,222)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $              (716)   $            (1,143)
--------------------------------------------------------------------------------
SHARES

    Shares sold                                        85                     20
    Shares redeemed                                  (255)                  (300)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               (170)                  (280)
--------------------------------------------------------------------------------

                                                  MID CAP VALUE FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                       $           251,409    $            26,683
    Shares issued in reinvestment
    of distributions                                1,676                     39
    Shares redeemed                               (33,488)                (5,570)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           219,597    $            21,152
--------------------------------------------------------------------------------
SHARES
    Shares sold                                    14,916                  1,848
    Shares issued in reinvestment
    of distributions                                   92                      3
    Shares redeemed                                (2,080)                  (389)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             12,928                  1,462
--------------------------------------------------------------------------------
CLASS B SHARES

AMOUNT
    Shares sold                       $            46,760    $            14,094
    Shares issued in reinvestment
    of distributions                                  317                      9
    Shares redeemed                                (2,807)                (2,597)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            44,270    $            11,506
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     2,882                    967
    Shares issued in reinvestment
    of distributions                                   18                      1
    Shares redeemed                                  (177)                  (188)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                              2,723                    780
--------------------------------------------------------------------------------
CLASS C SHARES

AMOUNT
    Shares sold                       $            84,896    $             6,343
    Shares issued in reinvestment
    of distributions                                  404                      2
    Shares redeemed                                (2,423)                  (502)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            82,877    $             5,843
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     5,088                    439
    Shares issued in reinvestment
    of distributions                                   23                     --^
    Shares redeemed                                  (152)                   (37)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                              4,959                    402
--------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                            MID CAP VALUE FUND (CONTINUED)
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
INSTITUTIONAL SHARES

AMOUNT
    Shares sold                       $           281,596    $            64,698
    Shares issued in reinvestment
    of distributions                                2,657                    234
    Shares redeemed                               (53,554)               (11,126)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           230,699    $            53,806
--------------------------------------------------------------------------------
SHARES
    Shares sold                                    16,975                  4,507
    Shares issued in reinvestment
    of distributions                                  145                     16
    Shares redeemed                                (3,357)                  (769)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             13,763                  3,754
--------------------------------------------------------------------------------
SELECT SHARES

AMOUNT
    Shares sold                       $            61,454    $            16,044
    Shares issued in reinvestment
    of distributions                                  528                     48
    Shares redeemed                                (8,211)                (2,129)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            53,771    $            13,963
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     3,598                  1,092
    Shares issued in reinvestment
    of distributions                                   29                      3
    Shares redeemed                                  (490)                  (149)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                              3,137                    946
--------------------------------------------------------------------------------

                                                SMALL CAP EQUITY FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                       $            16,547    $            56,894
    Shares issued in reinvestment
    of distributions                                   --                    424
    Shares redeemed                               (29,997)               (36,553)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (13,450)   $            20,765
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       857                  2,807
    Shares issued in reinvestment
    of distributions                                   --                     23
    Shares redeemed                                (1,535)                (1,790)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               (678)                 1,040
--------------------------------------------------------------------------------
CLASS B SHARES

AMOUNT
    Shares sold                       $             2,152    $             2,257
    Shares issued in reinvestment
    of distributions                                   --                    200
    Shares redeemed                                (8,560)               (14,892)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            (6,408)   $           (12,435)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       119                    122
    Shares issued in reinvestment
    of distributions                                   --                     12
    Shares redeemed                                  (502)                  (815)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               (383)                  (681)
--------------------------------------------------------------------------------
SELECT SHARES

AMOUNT
    Shares sold                       $            86,699    $           179,771
    Shares issued in reinvestment
    of distributions                                   --                  3,005
    Shares redeemed                              (129,000)              (108,285)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (42,301)   $            74,491
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     4,330                  8,666
    Shares issued in reinvestment
    of distributions                                   --                    158
    Shares redeemed                                (6,457)                (5,380)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             (2,127)                 3,444
--------------------------------------------------------------------------------

                                                SMALL CAP GROWTH FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
CLASS A SHARES

AMOUNT
    Shares sold                       $               718    $               328
    Shares redeemed                                  (156)                  (138)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $               562    $               190
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       104                     41
    Shares redeemed                                   (22)                   (22)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                 82                     19
--------------------------------------------------------------------------------
CLASS B SHARES

AMOUNT
    Shares sold                       $                75    $               137
    Shares redeemed                                  (275)                   (34)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $              (200)   $               103
--------------------------------------------------------------------------------
SHARES
    Shares sold                                        12                     22
    Shares redeemed                                   (42)                    (6)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                (30)                    16
--------------------------------------------------------------------------------
CLASS C SHARES

AMOUNT
    Shares sold                       $                52    $                27
    Shares redeemed                                   (97)                    (5)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $               (45)   $                22
--------------------------------------------------------------------------------
SHARES
    Shares sold                                         9                      4
    Shares redeemed                                   (15)                    (1)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                 (6)                     3
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES

AMOUNT
    Shares sold                       $             1,620    $                16
    Shares redeemed                                  (374)                   (21)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $             1,246    $                (5)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                       232                      2
    Shares redeemed                                   (48)                    (3)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                184                     (1)
--------------------------------------------------------------------------------

                                          SMALL CAP GROWTH FUND (CONTINUED)
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
SELECT SHARES

AMOUNT
    Shares sold                       $               155    $               133
    Shares redeemed                                   (63)                    (2)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $                92    $               131
--------------------------------------------------------------------------------
SHARES
    Shares sold                                        22                     15
    Shares redeemed                                   (12)                    --^
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                 10                     15
--------------------------------------------------------------------------------

^ Amount rounds to less than one thousand.

                                             TRUST SMALL CAP EQUITY FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
SELECT SHARES

AMOUNT
    Shares sold                       $            78,208    $            62,285
    Shares issued in reinvestment
    of distributions                                4,679                  1,864
    Shares redeemed                               (47,092)               (64,258)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $            35,795    $              (109)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     2,037                  1,634
    Shares issued in reinvestment
    of distributions                                  107                     47
    Shares redeemed                                (1,219)                (1,754)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                925                    (73)
--------------------------------------------------------------------------------

                                                US SMALL COMPANY FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
INSTITUTIONAL SHARES

AMOUNT
    Shares sold                       $            44,698    $           175,305
    Shares issued in reinvestment
    of distributions                                  272                    641
    Shares redeemed                              (153,678)              (168,386)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $          (108,708)   $             7,560
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     3,883                 14,949
    Shares issued in reinvestment
    of distributions                                   21                     64
    Shares redeemed                               (14,211)               (14,859)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                            (10,307)                   154
--------------------------------------------------------------------------------
SELECT SHARES

AMOUNT
    Shares sold                       $            35,591    $            95,072
    Shares issued in reinvestment
    of distributions                                  368                    469
    Shares redeemed                              (113,806)              (124,116)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (77,847)   $           (28,575)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     3,163                  8,028
    Shares issued in reinvestment
    of distributions                                   28                     47
    Shares redeemed                                (9,973)               (10,851)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             (6,782)                (2,776)
--------------------------------------------------------------------------------

                                          US SMALL COMPANY OPPORTUNITIES FUND
                                      ------------------------------------------
                                               YEAR ENDED             YEAR ENDED
                                        DECEMBER 31, 2003      DECEMBER 31, 2002
SELECT SHARES

AMOUNT
    Shares sold                       $            12,334    $            97,467
    Shares redeemed                               (57,704)              (191,181)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                $           (45,370)   $           (93,714)
--------------------------------------------------------------------------------
SHARES
    Shares sold                                     1,667                 10,913
    Shares redeemed                                (8,376)               (21,694)
--------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                             (6,709)               (10,781)
--------------------------------------------------------------------------------

JPMORGAN FUNDS

FINANCIAL HIGHLIGHTS

CLASS A SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       12.14           (0.16)@          4.83             4.67
Year Ended 12/31/02          $       15.72           (0.18)          (3.40)           (3.58)
11/1/01 Through 12/31/01^    $       14.21           (0.03)           1.54             1.51
Year Ended 10/31/01          $       24.54           (0.24)          (6.71)           (6.95)
Year Ended 10/31/00          $       15.98           (0.22)@          8.78             8.56
Year Ended 10/31/99          $       12.79           (0.15)           3.34             3.19

MID CAP GROWTH FUND

Year Ended 12/31/03          $        3.57           (0.04)@          1.38             1.34
Year Ended 12/31/02          $        5.06           (0.05)@         (1.44)           (1.49)
10/1/01 Through 12/31/01^^   $        4.27           (0.01)           0.80             0.79
Year Ended 9/30/01           $       12.51           (0.02)@         (8.06)           (8.08)
10/29/99* Through 9/30/00    $       10.00           (0.09)           2.60             2.51

MID CAP VALUE FUND

Year Ended 12/31/03          $       14.44            0.09@           4.25             4.34
Year Ended 12/31/02          $       14.10            0.07@           0.31             0.38
10/1/01 Through 12/31/01^^   $       13.43            0.02@           1.48             1.50
4/30/01** Through 9/30/01    $       14.24            0.04@          (0.85)           (0.81)

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.38            3.38
Year Ended 10/31/00                     --              --              --
Year Ended 10/31/99                     --              --              --

MID CAP GROWTH FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
10/1/01 Through 12/31/01^^              --              --              --
Year Ended 9/30/01                      --            0.16            0.16
10/29/99* Through 9/30/00               --              --              --

MID CAP VALUE FUND

Year Ended 12/31/03                   0.05            0.11            0.16
Year Ended 12/31/02                   0.03            0.01            0.04
10/1/01 Through 12/31/01^^            0.08            0.75            0.83
4/30/01** Through 9/30/01               --              --              --

  * Commencement of operations.
 ** Commencement of offering of class of shares.
  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
  @ Calculated based upon average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 RATIOS/SUPPLEMENTAL
                             PER SHARE OPERATING PERFORMANCE:           DATA:
                             --------------------------------    -------------------
                                                                         NET ASSETS,
                                 NET ASSET                                    END OF
                                VALUE, END              TOTAL                 PERIOD
                                 OF PERIOD      RETURN (1)(a)             (MILLIONS)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       16.81              38.47%         $          89
Year Ended 12/31/02          $       12.14             (22.77%)        $          82
11/1/01 Through 12/31/01^    $       15.72              10.63%         $         125
Year Ended 10/31/01          $       14.21             (30.60%)        $         120
Year Ended 10/31/00          $       24.54              53.57%         $         154
Year Ended 10/31/99          $       15.98              24.94%         $          78

MID CAP GROWTH FUND

Year Ended 12/31/03          $        4.91              37.53%         $          58
Year Ended 12/31/02          $        3.57             (29.45%)        $          53
10/1/01 Through 12/31/01^^   $        5.06              18.50%         $         101
Year Ended 9/30/01           $        4.27             (65.10%)        $          94
10/29/99* Through 9/30/00    $       12.51              25.12%         $          33

MID CAP VALUE FUND

Year Ended 12/31/03          $       18.62              30.07%         $         275
Year Ended 12/31/02          $       14.44               2.68%         $          26
10/1/01 Through 12/31/01^^   $       14.10              11.20%         $           5
4/30/01** Through 9/30/01    $       13.43              (5.69%)        $           2

                                                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------------------------------------------------------------------------------
                                                      RATIOS TO AVERAGE NET ASSETS: #
                             --------------------------------------------------------------------------------
                                                                                               NET INVESTMENT
                                                        NET                 EXPENSES            INCOME (LOSS)
                                                 INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,        PORTFOLIO
                                       NET           INCOME           REIMBURSEMENTS           REIMBURSEMENTS         TURNOVER
                                  EXPENSES           (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS         RATE (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                   1.50%           (1.19%)                   1.86%                   (1.54%)             55%
Year Ended 12/31/02                   1.50%           (1.20%)                   1.82%                   (1.52%)             52%
11/1/01 Through 12/31/01^             1.50%           (1.21%)                   1.63%                   (1.34%)              8%
Year Ended 10/31/01                   1.50%           (1.13%)                   1.64%                   (1.27%)             57%
Year Ended 10/31/00                   1.50%           (0.99%)                   1.76%                   (1.25%)             87%
Year Ended 10/31/99                   1.49%           (0.95%)                   1.89%                   (1.35%)             92%

MID CAP GROWTH FUND

Year Ended 12/31/03                   1.35%           (1.05%)                   1.77%                   (1.47%)             69%
Year Ended 12/31/02                   1.35%           (1.15%)                   1.62%                   (1.42%)             39%
10/1/01 Through 12/31/01^^            1.35%           (0.84%)                   1.35%                   (0.84%)            135%
Year Ended 9/30/01                    1.30%           (0.54%)                   1.30%                   (0.54%)            159%
10/29/99* Through 9/30/00             1.16%           (0.68%)                   1.20%                   (0.72%)            147%

MID CAP VALUE FUND

Year Ended 12/31/03                   1.25%            0.51%                    1.65%                    0.11%              32%
Year Ended 12/31/02                   1.25%            0.50%                    1.70%                    0.05%              51%
10/1/01 Through 12/31/01^^            1.25%            0.47%                    3.72%!!                 (2.00%)             15%
4/30/01** Through 9/30/01             1.30%            0.71%                   15.30%!!                (13.29%)!!           98%

(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
SMALL CAP EQUITY FUND

Year Ended 12/31/03          $       17.68           (0.15)@          6.58             6.43
Year Ended 12/31/02          $       21.53           (0.15)@         (3.57)           (3.72)
11/1/01 Through 12/31/01^    $       19.64           (0.03)@          1.92             1.89
Year Ended 10/31/01          $       27.89           (0.10)          (4.26)           (4.36)
Year Ended 10/31/00          $       22.77           (0.20)@          7.97             7.77
Year Ended 10/31/99          $       20.40           (0.13)@          2.67             2.54

SMALL CAP GROWTH FUND

Year Ended 12/31/03          $        5.50           (0.09)@          2.26             2.17
Year Ended 12/31/02          $        9.25           (0.09)@         (3.66)           (3.75)
10/1/01 Through 12/31/01^^   $        6.80           (0.01)           2.46             2.45
4/30/01** Through 9/30/01    $        9.20           (0.05)@         (2.35)           (2.40)

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --            0.13            0.13
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.89            3.89
Year Ended 10/31/00                     --            2.65            2.65
Year Ended 10/31/99                     --            0.17            0.17

SMALL CAP GROWTH FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
10/1/01 Through 12/31/01^^              --              --              --
4/30/01** Through 9/30/01               --              --              --

 ** Commencement of offering of class of shares.
  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
  @ Calculated based upon average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                   NET ASSET
                                  VALUE, END            TOTAL
                                   OF PERIOD    RETURN (1)(a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03            $       24.11            36.37%
Year Ended 12/31/02            $       17.68           (17.30%)
11/1/01 Through 12/31/01^      $       21.53             9.62%
Year Ended 10/31/01            $       19.64           (16.62%)
Year Ended 10/31/00            $       27.89            37.10%
Year Ended 10/31/99            $       22.77            12.49%

SMALL CAP GROWTH FUND

Year Ended 12/31/03            $        7.67            39.45%
Year Ended 12/31/02            $        5.50           (40.54%)
10/1/01 Through 12/31/01^^     $        9.25           (36.03%)
4/30/01** Through 9/30/01      $        6.80           (26.09%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                              NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES           INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
SMALL CAP EQUITY FUND

Year Ended 12/31/03          $          88            1.38%           (0.75%)                   1.65%                  (1.02%)
Year Ended 12/31/02          $          77            1.38%           (0.74%)                   1.40%                  (0.76%)
11/1/01 Through 12/31/01^    $          71            1.38%           (0.81%)                   1.38%                  (0.81%)
Year Ended 10/31/01          $          67            1.39%           (0.80%)                   1.40%                  (0.81%)
Year Ended 10/31/00          $          93            1.44%           (0.77%)                   1.44%                  (0.77%)
Year Ended 10/31/99          $          98            1.40%           (0.59%)                   1.40%                  (0.59%)

SMALL CAP GROWTH FUND

Year Ended 12/31/03          $           1            1.60%           (1.30%)                  15.48%!!               (15.18%)!!
Year Ended 12/31/02          $           1            1.60%           (1.39%)                  21.25%!!               (21.04%)!!
10/1/01 Through 12/31/01^^   $          --+           1.54%           (1.27%)                  12.17%!!               (11.90%)!!
4/30/01** Through 9/30/01    $          --+           1.60%           (1.37%)                  11.04%!!               (10.81%)!!

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                     PORTFOLIO
                                      TURNOVER
                                      RATE (a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03                         38%
Year Ended 12/31/02                         51%
11/1/01 Through 12/31/01^                    6%
Year Ended 10/31/01                         47%
Year Ended 10/31/00                         75%
Year Ended 10/31/99                         92%

SMALL CAP GROWTH FUND

Year Ended 12/31/03                        143%
Year Ended 12/31/02                         76%
10/1/01 Through 12/31/01^^                  25%
4/30/01** Through 9/30/01                   71%

(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized for periods less than one year.
  + Amount rounds to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET            NET       SECURITIES
                                    VALUE,     INVESTMENT            (BOTH       TOTAL FROM
                                 BEGINNING         INCOME     REALIZED AND       INVESTMENT
                                 OF PERIOD         (LOSS)      UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       11.63          (0.24)@           4.62             4.38
Year Ended 12/31/02          $       15.16          (0.27)           (3.26)           (3.53)
11/1/01 Through 12/31/01^    $       13.72          (0.04)            1.48             1.44
Year Ended 10/31/01          $       23.96          (0.23)           (6.63)           (6.86)
Year Ended 10/31/00          $       15.71          (0.40)@           8.65             8.25
Year Ended 10/31/99          $       12.67          (0.27)            3.31             3.04

MID CAP GROWTH FUND

Year Ended 12/31/03          $        3.49          (0.07)@           1.35             1.28
Year Ended 12/31/02          $        4.99          (0.08)@          (1.42)           (1.50)
10/1/01 Through 12/31/01^^   $        4.22          (0.02)            0.79             0.77
Year Ended 9/30/01           $       12.43          (0.07)@          (7.98)           (8.05)
10/29/99* Through 9/30/00    $       10.00          (0.17)            2.60             2.43

MID CAP VALUE FUND

Year Ended 12/31/03          $       14.32          (0.03)@           4.19             4.16
Year Ended 12/31/02          $       14.06          (0.04)@           0.31             0.27
10/1/01 Through 12/31/01^^   $       13.40          (0.01)@           1.47             1.46
4/30/01** Through 9/30/01    $       14.24              --@          (0.84)           (0.84)

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.38            3.38
Year Ended 10/31/00                     --              --              --
Year Ended 10/31/99                     --              --              --

MID CAP GROWTH FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
10/1/01 Through 12/31/01^^              --              --              --
Year Ended 9/30/01                      --            0.16            0.16
10/29/99* Through 9/30/00               --              --              --

MID CAP VALUE FUND

Year Ended 12/31/03                     --            0.11            0.11
Year Ended 12/31/02                     --            0.01            0.01
10/1/01 Through 12/31/01^^            0.05            0.75            0.80
4/30/01** Through 9/30/01               --              --              --

  * Commencement of operations.
 ** Commencement of offering of class of shares.
  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
  @ Calculated based upon average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                    NET ASSET
                                   VALUE, END           TOTAL
                                    OF PERIOD   RETURN (1)(a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03             $       16.01           37.66%
Year Ended 12/31/02             $       11.63          (23.28%)
11/1/01 Through 12/31/01^       $       15.16           10.50%
Year Ended 10/31/01             $       13.72          (31.02%)
Year Ended 10/31/00             $       23.96           52.51%
Year Ended 10/31/99             $       15.71           23.99%

MID CAP GROWTH FUND

Year Ended 12/31/03             $        4.77           36.68%
Year Ended 12/31/02             $        3.49          (30.06%)
10/1/01 Through 12/31/01^^      $        4.99           18.25%
Year Ended 9/30/01              $        4.22          (65.30%)
10/29/99* Through 9/30/00       $       12.43           24.31%

MID CAP VALUE FUND

Year Ended 12/31/03             $       18.37           29.06%
Year Ended 12/31/02             $       14.32            1.94%
10/1/01 Through 12/31/01^^      $       14.06           10.94%
4/30/01** Through 9/30/01       $       13.40           (5.90%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                               NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES            INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS           REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $          63            2.12%           (1.81%)                   2.35%                   (2.05%)
Year Ended 12/31/02          $          48            2.12%           (1.82%)                   2.32%                   (2.02%)
11/1/01 Through 12/31/01^    $          72            2.12%           (1.83%)                   2.12%                   (1.83%)
Year Ended 10/31/01          $          67            2.13%           (1.75%)                   2.14%                   (1.76%)
Year Ended 10/31/00          $         110            2.20%           (1.69%)                   2.26%                   (1.75%)
Year Ended 10/31/99          $          66            2.23%           (1.69%)                   2.39%                   (1.85%)

MID CAP GROWTH FUND

Year Ended 12/31/03          $           3            2.05%           (1.75%)                   2.33%                   (2.03%)
Year Ended 12/31/02          $           3            2.05%           (1.85%)                   2.32%                   (2.12%)
10/1/01 Through 12/31/01^^   $           5            2.05%           (1.53%)                   2.05%                   (1.53%)
Year Ended 9/30/01           $           6            2.00%           (1.22%)                   2.00%                   (1.22%)
10/29/99* Through 9/30/00    $          25            1.86%           (1.38%)                   1.91%                   (1.43%)

MID CAP VALUE FUND

Year Ended 12/31/03          $          68            1.95%           (0.21%)                   2.19%                   (0.45%)
Year Ended 12/31/02          $          14            2.00%           (0.27%)                   2.49%                   (0.76%)
10/1/01 Through 12/31/01^^   $           3            1.99%           (0.27%)                   4.47%!!                 (2.75%)
4/30/01** Through 9/30/01    $           1            2.03%            0.01%                   16.00%!!                (13.96%)!!

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                    PORTFOLIO
                                     TURNOVER
                                     RATE (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                        55%
Year Ended 12/31/02                        52%
11/1/01 Through 12/31/01^                   8%
Year Ended 10/31/01                        57%
Year Ended 10/31/00                        87%
Year Ended 10/31/99                        92%

MID CAP GROWTH FUND

Year Ended 12/31/03                        69%
Year Ended 12/31/02                        39%
10/1/01 Through 12/31/01^^                135%
Year Ended 9/30/01                        159%
10/29/99* Through 9/30/00                 147%

MID CAP VALUE FUND

Year Ended 12/31/03                        32%
Year Ended 12/31/02                        51%
10/1/01 Through 12/31/01^^                 15%
4/30/01** Through 9/30/01                  98%

(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
#   Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/03          $       16.50           (0.27)@          6.11             5.84
Year Ended 12/31/02          $       20.26           (0.29)@         (3.34)           (3.63)
11/1/01 Through 12/31/01^    $       18.50           (0.05)@          1.81             1.76
Year Ended 10/31/01          $       26.73           (0.09)          (4.25)           (4.34)
Year Ended 10/31/00          $       22.06           (0.37)@          7.69             7.32
Year Ended 10/31/99          $       19.91           (0.28)@          2.60             2.32

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --            0.13            0.13
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.89            3.89
Year Ended 10/31/00                     --            2.65            2.65
Year Ended 10/31/99                     --            0.17            0.17

  ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                 NET ASSET
                                VALUE, END           TOTAL
                                 OF PERIOD    RETURN (1)(a)
SMALL CAP EQUITY FUND
Year Ended 12/31/03          $       22.34           35.39%
Year Ended 12/31/02          $       16.50          (17.94%)
11/1/01 Through 12/31/01^    $       20.26            9.51%
Year Ended 10/31/01          $       18.50          (17.37%)
Year Ended 10/31/00          $       26.73           36.17%
Year Ended 10/31/99          $       22.06           11.69%

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                              NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES           INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
SMALL CAP EQUITY FUND
Year Ended 12/31/03          $          22            2.12%           (1.49%)                   2.21%                  (1.58%)
Year Ended 12/31/02          $          23            2.12%           (1.50%)                   2.16%                  (1.54%)
11/1/01 Through 12/31/01^    $          42            2.12%           (1.55%)                   2.12%                  (1.55%)
Year Ended 10/31/01          $          39            2.13%           (1.54%)                   2.14%                  (1.55%)
Year Ended 10/31/00          $          57            2.17%           (1.50%)                   2.17%                  (1.50%)
Year Ended 10/31/99          $          57            2.12%           (1.31%)                   2.12%                  (1.31%)

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                    PORTFOLIO
                                     TURNOVER
                                     RATE (a)
SMALL CAP EQUITY FUND
Year Ended 12/31/03                    38%
Year Ended 12/31/02                    51%
11/1/01 Through 12/31/01^               6%
Year Ended 10/31/01                    47%
Year Ended 10/31/00                    75%
Year Ended 10/31/99                    92%

(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       11.61           (0.25)@          4.62             4.37
Year Ended 12/31/02          $       15.13           (0.21)          (3.31)           (3.52)
11/1/01 Through 12/31/01^    $       13.70           (0.04)           1.47             1.43
Year Ended 10/31/01          $       23.93           (0.23)          (6.62)           (6.85)
Year Ended 10/31/00          $       15.69           (0.35)@          8.59             8.24
Year Ended 10/31/99          $       12.66           (0.26)           3.29             3.03


MID CAP VALUE FUND

Year Ended 12/31/03          $       14.35           (0.03)@          4.20             4.17
Year Ended 12/31/02          $       14.09           (0.04)@          0.31             0.27
10/1/01 Through 12/31/01^^   $       13.41           (0.01)@          1.48             1.47
4/30/01** Through 9/30/01    $       14.24              --@          (0.83)           (0.83)

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.38            3.38
Year Ended 10/31/00                     --              --              --
Year Ended 10/31/99                     --              --              --


MID CAP VALUE FUND

Year Ended 12/31/03                     --(b)         0.11            0.11
Year Ended 12/31/02                     --            0.01            0.01
10/1/01 Through 12/31/01^^            0.04            0.75            0.79
4/30/01** Through 9/30/01               --              --              --

 ** Commencement of offering of class of shares.
  ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
  @ Calculated based upon average shares outstanding.
(b) Amount is less than .005.

                       SES NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                 NET ASSET
                                VALUE, END           TOTAL
                                 OF PERIOD    RETURN (1)(a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       15.98           37.64%
Year Ended 12/31/02          $       11.61          (23.26%)
11/1/01 Through 12/31/01^    $       15.13           10.44%
Year Ended 10/31/01          $       13.70          (31.02%)
Year Ended 10/31/00          $       23.93           52.52%
Year Ended 10/31/99          $       15.69           23.93%

MID CAP VALUE FUND

Year Ended 12/31/03          $       18.41           29.09%
Year Ended 12/31/02          $       14.35            1.94%
10/1/01 Through 12/31/01^^   $       14.09           11.05%
4/30/01** Through 9/30/01    $       13.41           (5.83%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                              NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES           INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $          23            2.12%           (1.82%)                   2.35%                  (2.04%)
Year Ended 12/31/02          $          10            2.12%           (1.82%)                   2.32%                  (2.02%)
11/1/01 Through 12/31/01^    $          11            2.12%           (1.83%)                   2.12%                  (1.83%)
Year Ended 10/31/01          $          10            2.13%           (1.76%)                   2.14%                  (1.77%)
Year Ended 10/31/00          $          14            2.20%           (1.69%)                   2.26%                  (1.75%)
Year Ended 10/31/99          $           6            2.23%           (1.69%)                   2.39%                  (1.85%)


MID CAP VALUE FUND

Year Ended 12/31/03          $         103            1.95%           (0.19%)                   2.19%                  (0.43%)
Year Ended 12/31/02          $           9            2.00%           (0.28%)                   2.51%                  (0.79%)
10/1/01 Through 12/31/01^^   $           3            1.99%           (0.30%)                   4.48%!!                (2.79%)
4/30/01** Through 9/30/01    $           2            2.04%            0.03%                   15.95%!!               (13.88%)!!

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                    PORTFOLIO
                                     TURNOVER
                                     RATE (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     55%
Year Ended 12/31/02                     52%
11/1/01 Through 12/31/01^                8%
Year Ended 10/31/01                     57%
Year Ended 10/31/00                     87%
Year Ended 10/31/99                     92%


MID CAP VALUE FUND

Year Ended 12/31/03                     32%
Year Ended 12/31/02                     51%
10/1/01 Through 12/31/01^^              15%
4/30/01** Through 9/30/01               98%

(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

INSTITUTIONAL CLASS SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
MID CAP VALUE FUND

Year Ended 12/31/03          $       14.52            0.17@           4.27             4.44
Year Ended 12/31/02          $       14.14            0.15@           0.30             0.45
10/1/01 Through 12/31/01^    $       13.47            0.03@           1.48             1.51
Year Ended 9/30/01           $       13.06            0.15@           1.28             1.43
Year Ended 9/30/00           $       13.56            0.11            2.59             2.70
Year Ended 9/30/99           $       10.62            0.02            3.20             3.22

SMALL CAP GROWTH FUND

Year Ended 12/31/03          $        5.59           (0.04)@          2.29             2.25
Year Ended 12/31/02          $        9.32           (0.04)@         (3.69)           (3.73)
10/1/01 Through 12/31/01^    $        6.83              --            2.49             2.49
Year Ended 9/30/01           $       15.12           (0.07)@         (6.07)           (6.14)
Year Ended 9/30/00           $       13.45           (0.08)           4.34             4.26
Year Ended 9/30/99           $        9.47            0.08            4.28             4.36

US SMALL COMPANY FUND

Year Ended 12/31/03          $        9.95            0.04@           3.94             3.98
Year Ended 12/31/02          $       12.57            0.05           (2.61)           (2.56)
6/1/01 Through 12/31/01^^    $       13.34            0.05@          (0.78)           (0.73)
Year Ended 5/31/01           $       15.11            0.08            0.03             0.11
Year Ended 5/31/00           $       11.98            0.04            3.10             3.14
Year Ended 5/31/99           $       15.30            0.08           (1.83)           (1.75)

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
MID CAP VALUE FUND

Year Ended 12/31/03                   0.08            0.11            0.19
Year Ended 12/31/02                   0.06            0.01            0.07
10/1/01 Through 12/31/01^             0.09            0.75            0.84
Year Ended 9/30/01                    0.15            0.87            1.02
Year Ended 9/30/00                    0.09            3.11            3.20
Year Ended 9/30/99                    0.10            0.18            0.28

SMALL CAP GROWTH FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
10/1/01 Through 12/31/01^               --              --              --
Year Ended 9/30/01                      --            2.15            2.15
Year Ended 9/30/00                    0.04            2.55            2.59
Year Ended 9/30/99                    0.09            0.29            0.38

US SMALL COMPANY FUND

Year Ended 12/31/03                   0.05              --            0.05
Year Ended 12/31/02                   0.06              --            0.06
6/1/01 Through 12/31/01^^             0.04              --            0.04
Year Ended 5/31/01                    0.09            1.79            1.88
Year Ended 5/31/00                    0.01              --            0.01
Year Ended 5/31/99                    0.08            1.49            1.57

  ^ The Fund changed its fiscal year end from September 30 to December 31. ^^ The fund changed its fiscal year end from May 31 to December 31.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                 NET ASSET
                                VALUE, END             TOTAL
                                 OF PERIOD        RETURN (a)
MID CAP VALUE FUND

Year Ended 12/31/03          $       18.77           30.62%
Year Ended 12/31/02          $       14.52            3.23%
10/1/01 Through 12/31/01^    $       14.14           11.30%
Year Ended 9/30/01           $       13.47           11.19%
Year Ended 9/30/00           $       13.06           23.76%
Year Ended 9/30/99           $       13.56           30.41%

SMALL CAP GROWTH FUND

Year Ended 12/31/03          $        7.84           40.25%
Year Ended 12/31/02          $        5.59          (40.02%)
10/1/01 Through 12/31/01^    $        9.32           36.46%
Year Ended 9/30/01           $        6.83          (45.44%)
Year Ended 9/30/00           $       15.12           36.33%
Year Ended 9/30/99           $       13.45           46.61%

US SMALL COMPANY FUND

Year Ended 12/31/03          $       13.88           40.03%
Year Ended 12/31/02          $        9.95          (20.36%)
6/1/01 Through 12/31/01^^    $       12.57           (5.50%)
Year Ended 5/31/01           $       13.34            0.94%
Year Ended 5/31/00           $       15.11           26.23%
Year Ended 5/31/99           $       11.98          (10.79%)

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                              NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES           INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
MID CAP VALUE FUND

Year Ended 12/31/03          $         334            0.75%            1.00%                    1.07%                   0.68%
Year Ended 12/31/02          $          59            0.75%            1.01%                    1.22%                   0.54%
10/1/01 Through 12/31/01^    $           4            0.75%            0.94%                    3.30%!!                (1.61%)
Year Ended 9/30/01           $           4            0.75%            1.07%                    3.25%!!                (1.43%)
Year Ended 9/30/00           $           5            0.97%            0.84%                    4.24%!!                (2.43%)
Year Ended 9/30/99           $           4            1.25%            0.06%                    5.11%!!                (3.80%)!!

SMALL CAP GROWTH FUND

Year Ended 12/31/03          $           3            0.85%           (0.58%)                  10.08%!!                (9.81%)!!
Year Ended 12/31/02          $           1            0.85%           (0.64%)                   8.07%!!                (7.86%)!!
10/1/01 Through 12/31/01^    $           2            0.85%           (0.62%)                   6.66%!!                (6.43%)!!
Year Ended 9/30/01           $           2            0.85%           (0.53%)                   5.82%!!                (5.50%)!!
Year Ended 9/30/00           $           4            1.05%           (0.61%)                   5.47%!!                (5.03%)!!
Year Ended 9/30/99           $           2            1.35%           (0.68%)                  10.19%!!                (9.52%)!!

US SMALL COMPANY FUND

Year Ended 12/31/03          $         183            0.83%            0.33%                    0.95%                   0.21%
Year Ended 12/31/02          $         214            0.83%            0.41%                    0.93%                   0.31%
6/1/01 Through 12/31/01^^    $         269            0.82%            0.57%                    0.86%                   0.53%
Year Ended 5/31/01           $         410            0.82%            0.54%                    0.82%                   0.54%
Year Ended 5/31/00           $         358            0.80%            0.26%                    0.82%                   0.24%
Year Ended 5/31/99           $         345            0.80%            0.55%                    0.85%                   0.50%

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                    PORTFOLIO
                                     TURNOVER
                                     RATE (a)
MID CAP VALUE FUND

Year Ended 12/31/03                     32%
Year Ended 12/31/02                     51%
10/1/01 Through 12/31/01^               15%
Year Ended 9/30/01                      98%
Year Ended 9/30/00                      99%
Year Ended 9/30/99                     109%

SMALL CAP GROWTH FUND

Year Ended 12/31/03                    143%
Year Ended 12/31/02                     76%
10/1/01 Through 12/31/01^               25%
Year Ended 9/30/01                      71%
Year Ended 9/30/00                      88%
Year Ended 9/30/99                      71%

US SMALL COMPANY FUND

Year Ended 12/31/03                     78%
Year Ended 12/31/02                     90%
6/1/01 Through 12/31/01^^               48%~
Year Ended 5/31/01                     110%~
Year Ended 5/31/00                     104%~
Year Ended 5/31/99                     104%~

  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP").
    The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                            PER SHARE OPERATING PERFORMANCE:
                             --------------------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                             ----------------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                 NET ASSET             NET      SECURITIES
                                    VALUE,      INVESTMENT           (BOTH       TOTAL FROM
                                 BEGINNING          INCOME    REALIZED AND       INVESTMENT
                                 OF PERIOD          (LOSS)     UNREALIZED)       OPERATIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       12.32           (0.11)@          4.92             4.81
Year Ended 12/31/02          $       15.89           (0.08)          (3.49)           (3.57)
11/1/01 Through 12/31/01^    $       14.37           (0.02)           1.54             1.52
Year Ended 10/31/01          $       24.65           (0.21)          (6.69)           (6.90)
Year Ended 10/31/00          $       15.98           (0.13)@          8.80             8.67
4/15/99** Through
  10/31/99                   $       14.11           (0.05)          1.92              1.87

MID CAP EQUITY FUND

Year Ended 12/31/03          $       24.39            0.13            7.71             7.84
Year Ended 12/31/02          $       29.51            0.13           (4.07)           (3.94)
11/1/01 Through 12/31/01^    $       26.17            0.02            3.43             3.45
Year Ended 10/31/01          $       37.85            0.12           (5.30)           (5.18)
Year Ended 10/31/00          $       37.55            0.17            9.34             9.51
Year Ended 10/31/99          $       29.63            0.15            8.52             8.67

MID CAP VALUE FUND

Year Ended 12/31/03          $       14.48            0.12@           4.27             4.39
Year Ended 12/31/02          $       14.14            0.14@           0.27             0.41
10/31/01** Through
  12/31/01^                  $       13.48            0.01@           1.49             1.50

                                    PER SHARE OPERATING PERFORMANCE:
                             ---------------------------------------------
                                          LESS DISTRIBUTIONS:
                             ---------------------------------------------
                                 DIVIDENDS
                                  FROM NET   DISTRIBUTIONS
                                INVESTMENT    FROM CAPITAL           TOTAL
                                    INCOME           GAINS   DISTRIBUTIONS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     --              --              --
Year Ended 12/31/02                     --              --              --
11/1/01 Through 12/31/01^               --              --              --
Year Ended 10/31/01                     --            3.38            3.38
Year Ended 10/31/00                     --              --              --
4/15/99** Through
  10/31/99                              --              --              --

MID CAP EQUITY FUND

Year Ended 12/31/03                   0.13            0.92            1.05
Year Ended 12/31/02                   0.13            1.05            1.18
11/1/01 Through 12/31/01^             0.02            0.09            0.11
Year Ended 10/31/01                   0.12            6.38            6.50
Year Ended 10/31/00                   0.20            9.01            9.21
Year Ended 10/31/99                   0.14            0.61            0.75

MID CAP VALUE FUND

Year Ended 12/31/03                   0.06            0.11            0.17
Year Ended 12/31/02                   0.06            0.01            0.07
10/31/01** Through
  12/31/01^                           0.09            0.75            0.84

  ^ The Fund changed its fiscal year end from October 31 to December 31. ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             PER SHARE OPERATING PERFORMANCE:
                             --------------------------------
                                 NET ASSET
                                VALUE, END             TOTAL
                                 OF PERIOD        RETURN (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $       17.13           39.04%
Year Ended 12/31/02          $       12.32          (22.47%)
11/1/01 Through 12/31/01^    $       15.89           10.58%
Year Ended 10/31/01          $       14.37          (30.20%)
Year Ended 10/31/00          $       24.65           54.26%
4/15/99** Through
  10/31/99                   $       15.98           13.25%

MID CAP EQUITY FUND

Year Ended 12/31/03          $       31.18           32.29%
Year Ended 12/31/02          $       24.39          (13.39%)
11/1/01 Through 12/31/01^    $       29.51           13.20%
Year Ended 10/31/01          $       26.17          (15.27%)
Year Ended 10/31/00          $       37.85           30.94%
Year Ended 10/31/99          $       37.55           29.65%

MID CAP VALUE FUND

Year Ended 12/31/03          $       18.70           30.34%
Year Ended 12/31/02          $       14.48            2.90%
10/31/01** Through
  12/31/01^                  $       14.14           11.18%

                                                                RATIOS/SUPPLEMENTAL DATA:
                             -----------------------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: #
                                             -------------------------------------------------------------------------------
                                                                                                              NET INVESTMENT
                               NET ASSETS,                              NET                 EXPENSES           INCOME (LOSS)
                                    END OF                       INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,
                                    PERIOD             NET           INCOME           REIMBURSEMENTS          REIMBURSEMENTS
                                (MILLIONS)        EXPENSES           (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03          $          16            1.10%           (0.79%)                   1.28%                  (0.97%)
Year Ended 12/31/02          $          12            1.10%           (0.79%)                   1.22%                  (0.91%)
11/1/01 Through 12/31/01^    $           8            1.10%           (0.82%)                  10.33%!!               (10.05%)!!
Year Ended 10/31/01          $          --+           1.12%           (0.76%)                  12.21%!!               (11.86%)!!
Year Ended 10/31/00          $          --+           1.10%           (0.59%)                  15.48%!!               (14.97%)!!
4/15/99** Through
  10/31/99                   $          --+           1.91%           (0.96%)                  34.70%!!               (33.75%)!!

MID CAP EQUITY FUND

Year Ended 12/31/03          $         194            0.90%            0.48%                    1.14%                   0.24%
Year Ended 12/31/02          $         139            0.77%            0.51%                    1.14%                   0.14%
11/1/01 Through 12/31/01^    $         155            0.60%            0.38%                    1.15%                  (0.17%)
Year Ended 10/31/01          $         133            0.55%            0.38%                    1.15%                  (0.22%)
Year Ended 10/31/00          $         164            0.41%            0.52%                    1.14%                  (0.21%)
Year Ended 10/31/99          $         129            0.07%            0.44%                    0.93%                  (0.42%)

MID CAP VALUE FUND

Year Ended 12/31/03          $          76            1.00%            0.74%                    1.24%                   0.50%
Year Ended 12/31/02          $          14            1.00%            0.96%                    1.71%                   0.25%
10/31/01** Through
  12/31/01^                  $          --+           0.99%            0.58%                    3.68%!!                (2.11%)

                             RATIOS/SUPPLEMENTAL DATA:
                             -------------------------
                                    PORTFOLIO
                                     TURNOVER
                                     RATE (a)
DYNAMIC SMALL CAP FUND

Year Ended 12/31/03                     55%
Year Ended 12/31/02                     52%
11/1/01 Through 12/31/01^                8%
Year Ended 10/31/01                     57%
Year Ended 10/31/00                     87%
4/15/99** Through
  10/31/99                              92%

MID CAP EQUITY FUND

Year Ended 12/31/03                     62%
Year Ended 12/31/02                     84%
11/1/01 Through 12/31/01^                2%
Year Ended 10/31/01                     55%
Year Ended 10/31/00                     84%
Year Ended 10/31/99                    101%

MID CAP VALUE FUND

Year Ended 12/31/03                     32%
Year Ended 12/31/02                     51%
10/31/01** Through
  12/31/01^                             15%

  + Amounts round to less than one million.
  # Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     PER SHARE OPERATING PERFORMANCE:
                                 --------------------------------------------------------------------------------------------------
                                                    INCOME FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                               -----------------------------------------  -----------------------------------------
                                                                NET GAINS
                                                             OR LOSSES ON
                                   NET ASSET           NET     SECURITIES                   DIVIDENDS
                                      VALUE,    INVESTMENT          (BOTH     TOTAL FROM     FROM NET  DISTRIBUTIONS
                                   BEGINNING        INCOME   REALIZED AND     INVESTMENT   INVESTMENT   FROM CAPITAL          TOTAL
                                   OF PERIOD        (LOSS)    UNREALIZED)     OPERATIONS       INCOME          GAINS  DISTRIBUTIONS

SMALL CAP EQUITY FUND

Year Ended 12/31/03              $     18.37         (0.04)@         6.85           6.81           --             --             --
Year Ended 12/31/02              $     22.25         (0.04)@        (3.71)         (3.75)          --           0.13           0.13
11/1/01 Through 12/31/01^        $     20.27         (0.01)@         1.99           1.98           --             --             --
Year Ended 10/31/01              $     28.52         (0.10)         (4.26)         (4.36)          --           3.89           3.89
Year Ended 10/31/00              $     23.10         (0.05)@         8.12           8.07           --           2.65           2.65
Year Ended 10/31/99              $     20.59         (0.02)@         2.70           2.68           --           0.17           0.17

SMALL CAP GROWTH FUND

Year Ended 12/31/03              $      5.56         (0.05)@         2.28           2.23           --             --             --
Year Ended 12/31/02              $      9.30         (0.06)@        (3.68)         (3.74)          --             --             --
10/31/01**  Through 12/31/01^^   $      7.77         (0.01)          1.54           1.53           --             --             --

TRUST SMALL CAP EQUITY FUND

Year Ended 12/31/03              $     33.35          0.02          11.70          11.72         0.01           0.67           0.68
Year Ended 12/31/02              $     40.46          0.04          (6.86)         (6.82)        0.03           0.26           0.29
11/1/01 Through 12/31/01^        $     36.65          0.01           3.81           3.82         0.01             --           0.01
Year Ended 10/31/01              $     51.12          0.10          (7.61)         (7.51)        0.14           6.82           6.96
Year Ended 10/31/00              $     47.66          0.08          12.44          12.52         0.08           8.98           9.06
Year Ended 10/31/99              $     52.73          0.64          (2.50)         (1.86)        0.64           2.57           3.21

**  Commencement of offering of class of shares.
 ^ The Fund changed its fiscal year end from October 31 to December 31. ^^ The Fund changed its fiscal year end from September 30 to December 31.
 @  Calculated based upon average shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                               PER SHARE OPERATING PERFORMANCE:
                               --------------------------------
                                   NET ASSET
                                  VALUE, END         TOTAL
                                   OF PERIOD    RETURN (a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03             $     25.18         37.07%
Year Ended 12/31/02             $     18.37        (16.87%)
11/1/01 Through 12/31/01^       $     22.25          9.77%
Year Ended 10/31/01             $     20.27        (16.19%)
Year Ended 10/31/00             $     28.52         37.94%
Year Ended 10/31/99             $     23.10         13.06%

SMALL CAP GROWTH FUND

Year Ended 12/31/03             $      7.79         40.11%
Year Ended 12/31/02             $      5.56        (40.22%)
10/31/01**  Through 12/31/01^^  $      9.30         19.69%

TRUST SMALL CAP EQUITY FUND

Year Ended 12/31/03             $     44.39         35.20%
Year Ended 12/31/02             $     33.35        (16.94%)
11/1/01 Through 12/31/01^       $     40.46         10.42%
Year Ended 10/31/01             $     36.65        (15.47%)
Year Ended 10/31/00             $     51.12         30.16%
Year Ended 10/31/99             $     47.66         (4.20%)

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------------------------------------------------------
                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                             --------------------------------------------------------------------
                                                                                                   NET INVESTMENT
                                NET ASSETS,                   NET                EXPENSES           INCOME (LOSS)
                                     END OF            INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,       PORTFOLIO
                                     PERIOD       NET      INCOME          REIMBURSEMENTS          REIMBURSEMENTS        TURNOVER
                                 (MILLIONS)  EXPENSES      (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS        RATE (a)
SMALL CAP EQUITY FUND

Year Ended 12/31/03             $       636      0.85%      (0.22%)                  1.12%                  (0.49%)            38%
Year Ended 12/31/02             $       502      0.85%      (0.22%)                  1.09%                  (0.46%)            51%
11/1/01 Through 12/31/01^       $       532      0.88%      (0.31%)                  1.10%                  (0.53%)             6%
Year Ended 10/31/01             $       390      0.88%      (0.30%)                  1.12%                  (0.54%)            47%
Year Ended 10/31/00             $       383      0.88%      (0.20%)                  1.13%                  (0.45%)            75%
Year Ended 10/31/99             $       269      0.88%      (0.07%)                  1.13%                  (0.32%)            92%

SMALL CAP GROWTH FUND

Year Ended 12/31/03             $        --+     1.10%      (0.81%)                 24.96%!!               (24.67%)!!         143%
Year Ended 12/31/02             $        --+     1.10%      (0.89%)                 24.20%!!               (23.99%)!!          76%
10/31/01**  Through 12/31/01^^  $        --+     1.10%      (0.88%)                  9.40%!!                (9.18%)!!          25%

TRUST SMALL CAP EQUITY FUND

Year Ended 12/31/03             $       386      0.60%       0.04%                   1.10%                  (0.46%)            45%
Year Ended 12/31/02             $       259      0.51%       0.10%                   1.11%                  (0.50%)            52%
11/1/01 Through 12/31/01^       $       317      0.40%       0.09%                   1.12%                  (0.63%)             7%
Year Ended 10/31/01             $       299      0.34%       0.28%                   1.13%                  (0.51%)            50%
Year Ended 10/31/00             $       380      0.50%       0.19%                   1.07%                  (0.38%)            76%
Year Ended 10/31/99             $       339      0.04%       1.16%                   0.86%                   0.34%             55%

(a) Not annualized for periods less than one year.
 +  Amount rounds to less than one million.
 #  Short periods have been annualized.
!! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                                   PER SHARE OPERATING PERFORMANCE:
                                 -----------------------------------------------------------------------------------------------
                                               INCOME FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                            ------------------------------------------    --------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET           NET    SECURITIES                   DIVIDENDS
                                      VALUE,    INVESTMENT         (BOTH    TOTAL FROM      FROM NET DISTRIBUTIONS
                                   BEGINNING        INCOME  REALIZED AND    INVESTMENT    INVESTMENT  FROM CAPITAL        TOTAL
                                   OF PERIOD        (LOSS)   UNREALIZED)    OPERATIONS        INCOME         GAINS DISTRIBUTIONS
US SMALL COMPANY FUND+

Year Ended 12/31/03              $      9.97         0.02@          3.94          3.96          0.03            --          0.03
Year Ended  12/31/02             $     12.57          0.03         (2.60)        (2.57)         0.03            --          0.03
6/1/01 Through 12/31/01^         $     13.43          0.04@        (0.79)        (0.75)         0.05          0.06          0.11
Year Ended 5/31/01               $     14.45          0.05          0.04          0.09          0.03          1.08          1.11
Year Ended 5/31/00               $     11.49            --          2.97          2.97          0.01            --          0.01
Year Ended 5/31/99               $     14.76          0.04         (1.76)        (1.72)         0.04          1.51          1.55

US SMALL COMPANY
OPPORTUNITIES FUND

Year Ended 12/31/03              $      7.04         (0.13)         2.11          1.98            --            --            --
Year Ended 12/31/02              $     10.48         (0.09)        (3.35)        (3.44)           --            --            --
6/1/01 Through 12/31/01^         $     12.19         (0.04)        (1.67)        (1.71)           --            --            --
Year Ended 5/31/01               $     15.90         (0.07)        (2.29)        (2.36)           --          1.35          1.35
Year Ended 5/31/00               $     12.17            --          3.73          3.73            --            --            --
Year Ended 5/31/99               $     12.57         (0.01)        (0.08)        (0.09)           --          0.31          0.31

+ On September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split
^   The fund changed its fiscal year end from May 31 to December 31.
@   Calculated based upon average shares outstanding.

                               PER SHARE OPERATING PERFORMANCE:
                               -------------------------------
                                   NET ASSET
                                  VALUE, END         TOTAL
                                   OF PERIOD    RETURN (a)
US SMALL COMPANY FUND+

Year Ended 12/31/03              $     13.90         39.72%
Year Ended  12/31/02             $      9.97        (20.48%)
6/1/01 Through 12/31/01^         $     12.57         (5.56%)
Year Ended 5/31/01               $     13.43          0.75%
Year Ended 5/31/00               $     14.45         25.90%
Year Ended 5/31/99               $     11.49        (10.95%)

US SMALL COMPANY
OPPORTUNITIES FUND

Year Ended 12/31/03              $      9.02         28.13%
Year Ended 12/31/02              $      7.04        (32.82%)
6/1/01 Through 12/31/01^         $     10.48        (14.03%)
Year Ended 5/31/01               $     12.19        (15.51%)
Year Ended 5/31/00               $     15.90         30.65%
Year Ended 5/31/99               $     12.17         (0.49%)

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                 ------------------------------------------------------------------------------------------------
                                                                   RATIOS TO AVERAGE NET ASSETS: #
                                             ------------------------------------------------------------------------
                                                                                                       NET INVESTMENT
                              NET ASSETS,                         NET                EXPENSES           INCOME (LOSS)
                                   END OF                  INVESTMENT        WITHOUT WAIVERS,        WITHOUT WAIVERS,   PORTFOLIO
                                   PERIOD          NET         INCOME          REIMBURSEMENTS          REIMBURSEMENTS    TURNOVER
                               (MILLIONS)     EXPENSES         (LOSS)    AND EARNINGS CREDITS    AND EARNINGS CREDITS    RATE (a)

US SMALL COMPANY FUND+

Year Ended 12/31/03           $       156         1.01%          0.15%                   1.11%                   0.05%         78%
Year Ended  12/31/02          $       199         1.01%          0.23%                   1.10%                   0.14%         90%
6/1/01 Through 12/31/01^      $       286         1.01%          0.39%                   1.04%                   0.36%         48%~
Year Ended 5/31/01            $       296         1.01%          0.35%                   1.01%                   0.35%      110%~
Year Ended 5/31/00            $       285         1.00%          0.05%                   1.00%                   0.05%      104%~
Year Ended 5/31/99            $       187         1.02%          0.34%                   1.02%                   0.34%      104%~

US SMALL COMPANY
OPPORTUNITIES FUND

Year Ended 12/31/03           $        10         1.02%         (0.62%)                  1.68%                  (1.28%)       207%
Year Ended 12/31/02           $        55         1.02%         (0.66%)                  1.17%                  (0.81%)       100%
6/1/01 Through 12/31/01^      $       195         1.02%         (0.50%)                  1.07%                  (0.55%)        55%
Year Ended 5/31/01            $       339         0.99%         (0.35%)                  0.99%                  (0.35%)       117%
Year Ended 5/31/00            $       529         0.99%         (0.47%)                  0.99%                  (0.47%)       132%
Year Ended 5/31/99            $       286         1.07%         (0.42%)                  1.07%                  (0.42%)       116%

(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ Prior to September 10, 2001, USSCF invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

                       SEE NOTES TO FINANCIAL STATEMENTS.

JP MORGAN FUNDS

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of
J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P Morgan Mutual
Fund Group, J.P. Morgan Mutual Fund Select Group, J.P. Morgan Fleming Mutual Fund Group, Inc., and J.P. Morgan Mutual Fund Investment Trust


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Fund and JPMorgan Small Cap Equity Fund (separate portfolios of J.P. Morgan Mutual Fund Group), JPMorgan Mid Cap Equity Fund and JPMorgan Trust Small Cap Equity Fund (separate portfolios of J.P. Morgan Mutual Fund Select Group), JPMorgan Mid Cap Growth Fund (a separate portfolio of J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund (separate portfolios of J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan U.S. Small Company Fund (a separate portfolio of J.P. Morgan Institutional Funds) and JPMorgan U.S. Small Company Opportunities Fund (a separate portfolio of J.P. Morgan Funds) (hereafter collectively referred to as the "Funds"), at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented (for the JPMorgan Mid Cap Value Fund and the JPMorgan Small Cap Growth Fund, for the years ended December 31, 2003 and December 31, 2002, for the 3 months ended December 31, 2001 and for the year ended September 30, 2001), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended September 30, 2000 for JPMorgan Mid Cap Value Fund and JPMorgan Small Cap Growth Fund were audited by other independent auditors whose report dated November 15, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)


The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.


                                                                                     NUMBER OF
                              POSITIONS                                              PORTFOLIOS IN     OTHER
                              HELD WITH                          PRINCIPAL           JPMORGAN FUND     DIRECTORSHIPS
                              EACH         TERM OF OFFICE        OCCUPATIONS         COMPLEX(1)        HELD OUTSIDE
NAME, CONTACT ADDRESS         JPMORGAN     AND LENGTH OF         DURING PAST         OVERSEEN BY       JPMORGAN FUND
AND YEAR OF BIRTH             TRUST        TIME SERVED           5 YEARS             TRUSTEE           COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;         Trustee      Trustee of Funds      Retired; Vice       69                None
522 Fifth Avenue,                          that are series of    President and
New York, NY 10036;                        JPMIF since 2001,     Treasurer of
1941                                       Funds that are        Ingersoll-Rand
                                           series of MFSG since  Company
                                           1996 and Funds that   (manufacturer of
                                           are series of MFG     industrial
                                           since 1987.           equipment)
                                                                 (1972-2000)

Roland R. Eppley, Jr.;        Trustee      Trustee of Funds      Retired             69                Director, Janel Hydro, Inc.
522 Fifth Avenue,                          that are series of                                          (1993-Present)
New York, NY 10036;                        JPMIF since 2001,
1932                                       Funds that are
                                           series of MFSG since
                                           1996 and Funds that
                                           are series of MFG
                                           since 1989.

Ann Maynard Gray;             Trustee      Since 2001            Vice President of   69                Director of Duke Energy
522 Fifth Avenue,                                                Capital                               Corporation (1997-
New York, NY 10036;                                              Cities/ABC, Inc.                      Present); Director of Elan
1945                                                             (communications)                      Corporation, Plc
                                                                 (1986-1998);                          (pharmaceuticals) (2001-
                                                                 President of                          Present); Director of The
                                                                 Diversified                           Phoenix Companies (wealth
                                                                 Publishing Group                      management) (2002-Present)
                                                                 (1991-1997)

Matthew Healey;               Trustee and  Trustee of Funds      Retired; Chief      69                None
522 Fifth Avenue,             President    that are series of    Executive Officer
New York, NY 10036;           of the       of JPMIF since 1992   of certain J.P.
1937                          Board of     and Funds that are    Morgan Fund Trusts
                              Trustees     series of MFG since   (1982-2001)
                                           2001 and MFSG since
                                           2001.

Fergus Reid, III;             Trustee and  Trustee of Funds      Chairman of         69                Trustee of 16 Morgan
522 Fifth Avenue,             Chairman of  that are series of    Lumelite                              Stanley Funds (1995-
New York, NY 10036;           the Board    JPMIF since 2001,     Corporation                           Present)
1932                          of Trustees  Funds that are        (plastics
                                           series of MFSG since  manufacturing)
                                           1996 and Funds that   (1985-Present)
                                           are series of MFG
                                           since 1987.

                                                                                     NUMBER OF
                              POSITIONS                                              PORTFOLIOS IN     OTHER
                              HELD WITH                          PRINCIPAL           JPMORGAN FUND     DIRECTORSHIPS
                              EACH         TERM OF OFFICE        OCCUPATIONS         COMPLEX(1)        HELD OUTSIDE
NAME, CONTACT ADDRESS         JPMORGAN     AND LENGTH OF         DURING PAST         OVERSEEN BY       JPMORGAN FUND
AND YEAR OF BIRTH             TRUST        TIME SERVED           5 YEARS             TRUSTEE           COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)
 (CONTINUED)

James J. Schonbachler;        Trustee      Since 2001            Retired; Managing   69                None
522 Fifth Avenue,                                                Director of Bankers
New York, NY 10036;                                              Trust Company
1943                                                             (financial
                                                                 services)
                                                                 (1968-1998); Group
                                                                 Head and Director
                                                                 of Bankers Trust,
                                                                 A.G., Zurich and BT
                                                                 Brokerage Corp.
                                                                 (financial
                                                                 services)
                                                                 (1995-2002)

Robert J. Higgins;            Trustee      Since 2002            Director of         69                Director of Providian
522 Fifth Avenue,                                                Administration of                     Financial Corp. (banking)
New York, NY 10036;                                              the State of Rhode                    (2002- Present)
1945                                                             Island
                                                                 (2003-Present);
                                                                 President -
                                                                 Consumer Banking
                                                                 and Investment
                                                                 Services Fleet
                                                                 Boston Financial
                                                                 (1971-2002)

Dr. Matthew Goldstein;        Trustee      Since 2003            Chancellor of the   69                Trustee of the Albert
522 Fifth Avenue,                                                City University of                    Einstein School of Medicine
New York, NY 10036;                                              New York, since                       (1998- Present); Trustee of
1941                                                             September 1, 1999;                     Bronx Lebanon Hospital
                                                                 President, Adelphi                    Center (1992-Present);
                                                                 University (New                       Director of New Plan Excel
                                                                 York) (1998-1999).                    Realty Trust, Inc. (real
                                                                                                       estate investment company)
                                                                                                       (2000- Present); Director
                                                                                                       of Lincoln Center Institute
                                                                                                       for the Arts in Education
                                                                                                       (1999-Present); Director of
                                                                                                       Jewish Community Relations
                                                                                                       Counsel of New York, Inc.
                                                                                                       (2000- Present); Director
                                                                                                       of United Way of New York
                                                                                                       City (2002-Present).

                                                                                     NUMBER OF
                              POSITIONS                                              PORTFOLIOS IN     OTHER
                              HELD WITH                          PRINCIPAL           JPMORGAN FUND     DIRECTORSHIPS
                              EACH         TERM OF OFFICE        OCCUPATIONS         COMPLEX(1)        HELD OUTSIDE
NAME, CONTACT ADDRESS         JPMORGAN     AND LENGTH OF         DURING PAST         OVERSEEN BY       JPMORGAN FUND
AND YEAR OF BIRTH             TRUST        TIME SERVED           5 YEARS             TRUSTEE           COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
William G. Morton, Jr.;       Trustee      Since 2003            Formerly Chairman   69                Director of Radio Shack
522 Fifth Avenue,                                                Emeritus (March                       Corporation (electronics)
New York, NY 10036;                                              2001-October 2002),                   (1987-Present); Director
1937                                                             and Chairman and                      of the Griswold
                                                                 Chief Executive                       Company (securities
                                                                 Officer, Boston                       brokerage) (2002-
                                                                 Stock Exchange                        Present); Director of The
                                                                 (June1985-                            National Football
                                                                 March2001).                           Foundation and College
                                                                                                       Hall of Fame (1994-
                                                                                                       Present); Trustee of the
                                                                                                       Berklee College of Music
                                                                                                       (1998-Present); Trustee
                                                                                                       of the Stratton Mountain
                                                                                                       School (2001-Present).

INTERESTED TRUSTEE(S)

Leonard M. Spalding*          Trustee      Trustee of Funds that Retired; Chief      69                Director of Glenview
522 Fifth Avenue,                          are series of JPMIF   Executive Officer                     Trust; Director of Pizza
New York, NY 10036;                        since 2001, Funds     of Chase Mutual                       Magia; Trustee of
1935                                       that are series of     Funds (investment                    St. Catherine College
                                           MFSG since 1996 and   company)                              Trust; Trustee of
                                           Funds that are series (1989-1998); Chief                    Bellarmine University
                                           of MFG since 1998.    Investment                            Trust; Director of
                                                                 Executive of Chase                    Marion Washington
                                                                 Manhattan Private                     Airport Board Trust;
                                                                 Bank (investment                      Director of Springfield
                                                                 management)                           Washington Economic
                                                                 (1990-1995)                           Development Board
                                                                                                       Trust.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

                            POSITIONS HELD         TERM OF OFFICE
NAME, CONTACT ADDRESS       WITH EACH              AND LENGTH OF     PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH           JPMORGAN TRUST         TIME SERVED       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
George Gatch;               President              Since 2001        Managing Director, J.P. Morgan Investment Management
522 Fifth Avenue,                                                    Inc. (JPMIM); Head of J.P. Morgan Fleming's U.S.
New York, NY 10036;                                                  Mutual Funds and Financial Intermediaries Business
1962                                                                 ("FFI"); he has held numerous positions throughout
                                                                     the firm in business management, marketing and sales.

Patricia A. Maleski;        Treasurer              Since 2003        Vice President, JPMIM; Head of FFI and U.S.
522 Fifth Avenue,                                                    Institutional Funds Administration and Board
New York, NY 10036;                                                  Liaison. Prior to joining J.P. Morgan Chase in 2001,
1960                                                                 she was the Vice President of Finance for the
                                                                     Pierpont Group, Inc., a service provider to the
                                                                     board of trustees of the heritage JPMorgan Funds.

Sharon J. Weinberg;         Secretary              Since 2001        Managing Director, JPMIM; since joining J.P. Morgan
522 Fifth Avenue,                                                    Chase in 1996, she has held numerous positions
New York, NY 10036;                                                  throughout the asset management business in mutual
1959                                                                 funds marketing, legal and product development.

Stephen M. Ungerman;        Vice President and     Since 2001        Vice President, JPMIM; Business Head for Vehicle
522 Fifth Avenue,           Assistant Treasurer                      Services Group within Fund Administration; prior to
New York, NY 10036;                                                  joining J.P. Morgan Chase in 2000, he held a number
1953                                                                 of senior management positions in Prudential
                                                                     Insurance Co. of America's asset management
                                                                     business, including Associate General Counsel, Tax
                                                                     Director and Co-head of Fund Administration
                                                                     Department; Mr.Ungerman was also the Assistant
                                                                     Treasurer of all mutual funds managed by Prudential.

Judy R. Bartlett;           Vice President and     Since 2001        Vice President and Assistant General Counsel, JPMIM,
522 Fifth Avenue,           Assistant Secretary                      since September2000; from August1998 through
New York, NY 10036;                                                  August2000, she was an attorney at New York Life
1965                                                                 Insurance Company where she served as Assistant
                                                                     Secretary for the Mainstay Funds.

Joseph J. Bertini;          Vice President and     Since 2001        Vice President and Assistant General Counsel, JPMIM.
522 Fifth Avenue,           Assistant Secretary
New York, NY 10036;
1965

Wayne H. Chan;              Vice President and     Since 2003        Vice President and Assistant General Counsel, JPMIM,
522 Fifth Avenue,           Assistant Secretary                      since September2002; Mr.Chan was an associate at the
New York, NY 10036;                                                  law firm of Shearman and Sterling LLP from May2001
1965                                                                 through September2002; Swidler Berlin Shereff
                                                                     Friedman LLP from June1999 through May2001 and
                                                                     Whitman Breed Abbott & Morgan LLP from September1997
                                                                     through May1999.

Thomas J. Smith             Vice President and     Since 2002        Managing Director, Head of Compliance for J.P.
522 Fifth Avenue,           Assistant Secretary                      Morgan Chase& Co.'s asset management business in the
New York, NY 10036;                                                  Americas.
1955

                               POSITIONS HELD        TERM OF OFFICE
NAME, CONTACT ADDRESS          WITH EACH             AND LENGTH OF    PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH              JPMORGAN TRUST        TIME SERVED      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
OFFICERS

Paul M. DeRusso                Assistant Treasurer   Since 2001       Vice President, JPMIM; Manger of the Budgeting and
522 Fifth Avenue,                                                     Expense Group of Funds Administration Group.
New York, NY 10036;
1954

Lai Ming Fung                  Assistant Treasurer   Since 2001       Associate, JPMIM; Budgeting Analyst for the Budgeting
522 Fifth Avenue,                                                     and Expense Group of Funds Administration Group.
New York, NY 10036;
1974

Mary D. Squires                Assistant Treasurer   Since 2001       Vice President, JPMIM; Ms. Squires has held numerous
522 Fifth Avenue,                                                     financial and operations positions supporting the
New York, NY 10036;                                                   J.P. Morgan Chase organization complex.
1955

Michael Ciotola                Assistant Treasurer   Since 2003       Director of Financial Services of BISYS Fund Services,
3435 Stelzer Rd.                                                      Inc. since January 2003; held various positions within
Columbus, OH 43219                                                    BISYS since 1998.
1968

Arthur A. Jensen               Assistant Treasurer   Since 2001       Vice President of Financial Services of BISYS Fund
3435 Stelzer Rd.                                                      Services, Inc. since June 2001; formerly Section
Columbus, OH 43219                                                    Manager of Northern Trust Company and Accounting
1966                                                                  Supervisor at Allstate Insurance Company.

Martin R. Dean                 Assistant Treasurer   Since 2001       Vice President of Regulatory Services of BISYS Fund
3435 Stelzer Rd.                                                      Services, Inc.
Columbus, OH 43219
1963

Alaina Metz                    Assistant Secretary   Since 2001       Chief Administrative Officer of BISYS Fund Services,
3435 Stelzer Rd.                                                      Inc.; formerly, Supervisor of the Blue Sky Department
Columbus, OH 43219                                                    of Alliance Capital Management, L.P.
1967

Ryan M. Louvar;                Assistant Secretary   Since 2003       Counsel of Legal Services, BISYS Fund Services, Inc.
60 State Street,                                                      since 2000; formerly Attorney at Hill, Farrer & Burrill
Suite 1300 Boston,                                                    LLP from 1999 to 2000 and Knapp Peterson Clarke, PC
MA 02109;                                                             from 1997 to 1999.
1972

Lisa Hurley                    Assistant Secretary   Since 2001       Executive Vice President and General Counsel of BISYS
60 State Street,                                                      Fund Services, Inc.
Suite 1300 Boston,
MA 02109
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER (UNAUDITED)

JPMORGAN DYNAMIC SMALL CAP FUND ("DSCF")
JPMORGAN MID CAP EQUITY FUND ("MCEF")
JPMORGAN MID CAP GROWTH FUND ("MCGF")
JPMORGAN MID CAP VALUE FUND ("MCVF")
JPMORGAN SMALL CAP EQUITY FUND ("SCEF")
JPMORGAN SMALL CAP GROWTH FUND ("SCGF")
JPMORGAN TRUST SMALL CAP EQUITY FUND ("TSCEF")
JPMORGAN U.S. SMALL COMPANY FUND ("USSCF")
JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND ("USSCOF")

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2003. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2003. The information necessary to complete your income tax returns for the calendar year ending December 31, 2003 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for dividends received deduction and the dollar amount of long-term capital gains distributed by the Funds for the fiscal year ended December 31, 2003:

                     DIVIDENDS            LONG-TERM
                      RECEIVED        CAPITAL GAINS
                     DEDUCTION         DISTRIBUTION
FUND
MCEF                        55.63%   $     2,968,577
MCGF                           --            301,756
MCVF                        78.53%                --
TSCEF                      100.00%         5,847,675
USSCF                      100.00%                --

For the fiscal year ended December 31, 2003, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the fiscal year ended December 31, 2003, the following represents the percentage of ordinary income distributions treated as qualified dividends:

                                                      PERCENTAGE OF
                                                      DISTRIBUTIONS
FUND
MCEF                                                          58.55%
MCVF                                                          74.79%
TSCEF                                                        100.00%
USSCF                                                        100.00%

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND
VALUE OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING EUROPEAN FUND
FLEMING INTERNATIONAL EQUITY FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING JAPAN FUND

SPECIALTY FUNDS

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
MARKET NEUTRAL FUND

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

TAXFREE FUNDS

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

MONEY MARKET FUNDS

100% U.S. TREASURY SECURITIES MONEY MARKET FUND
CALIFORNIA TAX FREE MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
LIQUID ASSETS MONEY MARKET FUND
NEW YORK TAX FREE MONEY MARKET FUND
PRIME MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

               FUNDS MAY BE REGISTERED UNDER SEPARATE REGISTRANTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with the JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact yourJPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                  PRSRT STD
    600 North Bedford Street                                     U.S. POSTAGE
   East Bridgewater, MA 02333                                        PAID
                                                                  PERMIT 2891
                                                                 KANSAS CITY, MO


(C)J.P. Morgan Chase & Co., 2004 All rights reserved.
February 2004.                                                       AN-SMC-1203

JPMORGAN FUNDS


ANNUAL REPORT

DECEMBER 31 2003


U.S. EQUITY FUNDS

CAPITAL GROWTH FUND


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our experience, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial advisor to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                                                             1

JPMorgan Capital Growth Fund
Fund Commentary                                                                3

Portfolio of Investments                                                       6

Financial Statements                                                           9

Notes to Financial Statements                                                 14

Financial Highlights                                                          25


HIGHLIGHTS

-  Military action and revival in corporate profits drive market recovery

-  Economic growth surprisingly strong

-  Technology stocks and small caps outperform

-  Positive backdrop for equities

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.


JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN CAPITAL GROWTH FUND

PRESIDENT'S LETTER FEBRUARY 17, 2004

   "BETTER-THAN-EXPECTED CORPORATE PROFITS, LOW INTEREST RATES, AND POSITIVE ECONOMIC DATA ALL HELPED TO SUSTAIN THE RALLY."

[PHOTO OF GEORGE C.W. GATCH]

DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan Capital Growth Fund. Inside, you will find information detailing the performance of the Funds for the year ended December 31, 2003, along with reports from the Portfolio Managers.

PROFIT INCREASES END THREE-YEAR BEAR MARKET
While the market declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty, by mid-March it began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq and acquired momentum in the following months. Utterances by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June) fuelled the rally. In addition, Congress approved the Bush Administration's $350 billion package of tax cuts in an attempt to boost consumer demand. By the fourth-quarter, there was a clear trend of recovering economic growth, with third-quarter GDP growth reported at a surprisingly buoyant 7.2%. Better-than-expected corporate profits, low interest rates, and positive economic data - including evidence of manufacturing growth and business spending all helped to sustain the rally.

DIVERGENT PERFORMANCES
The market's rise was far from uniform, however. While the broad-based S&P 500 Index rose 28.7% during the year, the greatest gains were among the technology and small cap stocks that surged on a wave of market liquidity. The technology-laden NASDAQ climbed 50.8% and the Russell 2000 Index of small stocks 47.3%. What the indices do not show is that the biggest increases of all were among low quality, non-earning stocks that investors had chosen not to own in the bear market. For fund managers, 2003 was a year when great gains were made for investors, although it was sometimes difficult to outperform benchmark indices. Fund managers prefer to invest in higher quality stocks, with sustainable earnings growth, which tend to outperform over time.

OUTLOOK
As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. From an economic perspective, there is a hint of a "Goldilocks" economy (not too hot, not too cold, but just right), with a healthy combination of strong earnings growth and low inflation. Furthermore, election years have historically seen substantial increases in equity prices, with small company stocks outperforming. In this case, 2003's enormous fiscal and monetary stimuli have primed the economy.

IMPORTANT MERGER NEWS
As you may know, JPMorgan Chase and Bank One have agreed to combine forces by mid-2004, subject to approval of the Firms' shareholders and certain regulatory agencies. The merger is compelling both strategically and financially. It will create a new institution with a more balanced business mix between wholesale and retail, leading to greater earnings consistency. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. We will have an extraordinarily talented team that shares common values and a strong client orientation.

All of us at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN CAPITAL GROWTH FUND

AS OF DECEMBER 31, 2003                                              (Unaudited)

                                  FUND FACTS
                                  Fund Inception                       9/23/1987
                                  Fiscal Year End                    DECEMBER 31
                                  Net Assets as of 12/31/2003
                                  (In Millions)                           $480.5
                                  Primary Benchmark               RUSSELL MIDCAP
                                                                    GROWTH INDEX

Q. HOW DID THE FUND PERFORM?

A. JPMorgan Capital Growth Fund (Class A Shares without sales charge), which seeks to provide capital growth over the long term, rose 36.10% during the year ended December 31, 2003. This compares with a gain of 42.7% for the Russell Midcap(R) Growth Index, the Fund's benchmark.

Q. WHY DID THE FUND PERFORM THIS WAY?

A. The Fund posted a solid gain for the period, but results trailed its benchmark. All sectors posted positive returns in the period, with particularly strong stock selection in the Producer Durable and Auto and Transportation sectors. Weaker stock selection in the Consumer Discretionary and Health Care sectors, however, offset the stronger results in those sectors and led to the Fund's underperformance.

   The portfolio's top detractors were Pepsi Cola Bottling, a manufacturer and distributor of Pepsi-Cola beverages, and Brinker International, operator of Chili's Grill & Bar and other restaurant chains. Shares of Pepsi Cola Bottling declined after management cut its 2003 earnings forecast, as severe weather earlier in the year negatively impacted sales. Shares of Brinker International declined as investor sentiment turned negative due to rising industry costs and adverse weather conditions earlier in the year. Following these announcements, we eliminated our positions in both companies.

   The portfolio's top contributor for the period was Omnicare, the provider of pharmacy services to long-term care institutions. Omnicare posted higher profit on strong demand and the acquisition of NCS Healthcare. The company is uniquely positioned as a comprehensive provider of pharmaceutical care to the nation's growing elderly population. Electronic components manufacturer Vishay Intertechnology also contributed strongly to the Fund's total return as the sector rebounded on signs of a recovery. Vishay's breadth of product offering should benefit it considerably as trends improve further in 2004.

Q. HOW WAS THE FUND MANAGED?

A. Given the range of events the market encountered in 2003, the portfolio manager has sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends. The portfolio manager's focus remains on stock selection, believing that quality growth companies - regardless of their economic sector - will perform well over the long-term.

   During the period we did increase the Fund's weighting in the Technology sector, where we added names such as Lucent Technologies, Corning and Juniper Networks. To fund these new names we reduced the portfolio's exposure in the Consumer Discretionary sector, by eliminating retail stocks that had disappointed such as TJX, Circuit City, Office Depot and Costco Wholesale.

[CHART]

PERCENTAGE OF PORTFOLIO INVESTMENTS

Technology                               39.2%
Consumer Goods & Services                25.3%
Health Services & Systems                10.5%
Pharmaceuticals                           7.3%
Finance & Insurance                       6.7%
Energy                                    5.1%
Industrial Products & Services            2.7%
Telecommunications                        2.3%
Short-Term Investments                    0.9%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. Omnicare, Inc.                         1.7%

2. Zimmer Holdings, Inc.                  1.6%

3. NBTY, Inc.                             1.6%

4. Vishay Intertechnology, Inc.           1.6%

5. T. Rowe Price Group, Inc.              1.6%

6. Medicis Pharmaceutical
   Corp., Class A                         1.6%

7. Dollar General Corp.                   1.5%

8. Amphenol Corp., Class A                1.5%

9. KLA-Tencor Corp.                       1.5%

10.Fairmont Hotels &
   Resorts, Inc. (Canada)                 1.4%

Top 10 equity holdings comprised 15.6% of the Portfolio's market value of investments ($74,675 in thousands). As of December 31, 2003, the Fund held 104 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                            1 YEAR         3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------
CLASS A SHARES
        Without Sales Charge                 36.10%        (2.21%)        3.78%         8.91%
           With Sales Charge*                28.30%        (4.12%)        2.56%         8.27%

CLASS B SHARES
                Without CDSC                 35.37%        (2.70%)        3.26%         8.48%
                   With CDSC**               30.37%        (3.63%)        2.95%         8.48%

CLASS C SHARES
                Without CDSC                 35.17%        (2.76%)        3.24%         8.27%
                   With CDSC***              34.17%        (2.76%)        3.24%         8.27%

SELECT SHARES                                36.64%        (1.67%)        4.29%         9.30%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN YEAR FUND PERFORMANCE (12/31/93 TO 12/31/03)

                JPMORGAN CAPITAL GROWTH FUND                                      LIPPER MID-CAP
                      (CLASS A SHARES)          RUSSELL MIDCAP GROWTH INDEX     GROWTH FUNDS INDEX
Dec-1993               $    9,425                       $   10,000                 $   10,000
Jan-1994               $    9,654                       $   10,257                 $   10,246
Feb-1994               $    9,645                       $   10,169                 $   10,208
Mar-1994               $    9,297                       $    9,690                 $    9,508
Apr-1994               $    9,369                       $    9,667                 $    9,430
May-1994               $    9,277                       $    9,681                 $    9,243
Jun-1994               $    9,019                       $    9,265                 $    8,772
Jul-1994               $    9,218                       $    9,521                 $    8,993
Aug-1994               $    9,647                       $   10,089                 $    9,728
Sep-1994               $    9,603                       $    9,922                 $    9,798
Oct-1994               $    9,570                       $   10,094                 $   10,127
Nov-1994               $    9,138                       $    9,649                 $    9,755
Dec-1994               $    9,302                       $    9,784                 $   10,000
Jan-1995               $    9,238                       $    9,901                 $    9,866
Feb-1995               $    9,643                       $   10,428                 $   10,327
Mar-1995               $    9,957                       $   10,842                 $   10,688
Apr-1995               $   10,045                       $   10,933                 $   10,759
May-1995               $   10,249                       $   11,203                 $   10,929
Jun-1995               $   10,497                       $   11,713                 $   11,824
Jul-1995               $   11,106                       $   12,450                 $   12,823
Aug-1995               $   11,155                       $   12,587                 $   13,038
Sep-1995               $   11,265                       $   12,867                 $   13,549
Oct-1995               $   10,898                       $   12,542                 $   13,282
Nov-1995               $   11,225                       $   13,103                 $   13,787
Dec-1995               $   11,370                       $   13,109                 $   13,918
Jan-1996               $   11,501                       $   13,341                 $   13,825
Feb-1996               $   11,805                       $   13,845                 $   14,415
Mar-1996               $   12,069                       $   13,955                 $   14,752
Apr-1996               $   12,472                       $   14,629                 $   16,017
May-1996               $   12,710                       $   14,927                 $   16,648
Jun-1996               $   12,319                       $   14,476                 $   15,920
Jul-1996               $   11,653                       $   13,353                 $   14,179
Aug-1996               $   12,357                       $   14,075                 $   15,097
Sep-1996               $   13,102                       $   14,969                 $   16,122
Oct-1996               $   13,239                       $   14,794                 $   15,518
Nov-1996               $   14,002                       $   15,665                 $   15,873
Dec-1996               $   14,121                       $   15,402                 $   15,792
Jan-1997               $   14,596                       $   16,085                 $   16,197
Feb-1997               $   14,243                       $   15,731                 $   15,119
Mar-1997               $   13,625                       $   14,842                 $   13,969
Apr-1997               $   13,864                       $   15,206                 $   13,847
May-1997               $   14,871                       $   16,568                 $   15,650
Jun-1997               $   15,452                       $   17,027                 $   16,309
Jul-1997               $   16,505                       $   18,656                 $   17,306
Aug-1997               $   16,477                       $   18,474                 $   17,257
Sep-1997               $   17,218                       $   19,408                 $   18,493
Oct-1997               $   16,741                       $   18,436                 $   17,457
Nov-1997               $   17,078                       $   18,630                 $   17,178
Dec-1997               $   17,421                       $   18,874                 $   17,580
Jan-1998               $   17,282                       $   18,534                 $   17,248
Feb-1998               $   18,789                       $   20,276                 $   18,712
Mar-1998               $   19,749                       $   21,126                 $   19,681
Apr-1998               $   19,980                       $   21,413                 $   19,766
May-1998               $   19,081                       $   20,533                 $   18,613
Jun-1998               $   19,464                       $   21,114                 $   19,470
Jul-1998               $   18,440                       $   20,210                 $   18,173
Aug-1998               $   14,903                       $   16,352                 $   14,255
Sep-1998               $   15,655                       $   17,588                 $   15,742
Oct-1998               $   16,473                       $   18,883                 $   16,321
Nov-1998               $   16,961                       $   20,156                 $   17,561
Dec-1998               $   18,386                       $   22,244                 $   19,827
Jan-1999               $   18,114                       $   22,911                 $   20,810
Feb-1999               $   17,244                       $   21,791                 $   19,193
Mar-1999               $   17,394                       $   23,004                 $   20,562
Apr-1999               $   18,370                       $   24,053                 $   21,405
May-1999               $   18,374                       $   23,743                 $   21,315
Jun-1999               $   19,143                       $   25,400                 $   23,033
Jul-1999               $   18,862                       $   24,593                 $   22,717
Aug-1999               $   18,294                       $   24,337                 $   22,601
Sep-1999               $   18,175                       $   24,130                 $   23,261
Oct-1999               $   18,830                       $   25,995                 $   25,318
Nov-1999               $   19,479                       $   28,688                 $   28,493
Dec-1999               $   20,732                       $   33,657                 $   34,436
Jan-2000               $   19,753                       $   33,651                 $   33,844
Feb-2000               $   21,069                       $   40,724                 $   42,325
Mar-2000               $   22,622                       $   40,765                 $   39,345
Apr-2000               $   22,434                       $   36,806                 $   34,156
May-2000               $   21,474                       $   34,123                 $   31,085
Jun-2000               $   22,032                       $   37,744                 $   35,916
Jul-2000               $   21,933                       $   35,354                 $   34,425
Aug-2000               $   24,389                       $   40,686                 $   38,928
Sep-2000               $   23,880                       $   38,696                 $   37,056
Oct-2000               $   23,686                       $   36,050                 $   34,058
Nov-2000               $   21,763                       $   28,216                 $   26,936
Dec-2000               $   23,667                       $   29,703                 $   28,878
Jan-2001               $   23,814                       $   31,399                 $   29,271
Feb-2001               $   22,609                       $   25,967                 $   24,881
Mar-2001               $   20,940                       $   22,251                 $   22,241
Apr-2001               $   22,630                       $   25,960                 $   25,172
May-2001               $   23,053                       $   25,838                 $   25,378
Jun-2001               $   22,862                       $   25,851                 $   25,279
Jul-2001               $   22,478                       $   24,109                 $   23,950
Aug-2001               $   21,756                       $   22,361                 $   22,345
Sep-2001               $   19,289                       $   18,665                 $   19,123
Oct-2001               $   19,932                       $   20,626                 $   20,188
Nov-2001               $   21,221                       $   22,848                 $   21,846
Dec-2001               $   22,596                       $   23,716                 $   22,794
Jan-2002               $   21,914                       $   22,945                 $   21,923
Feb-2002               $   20,612                       $   21,644                 $   20,833
Mar-2002               $   21,977                       $   23,296                 $   22,146
Apr-2002               $   21,221                       $   22,063                 $   21,411
May-2002               $   20,578                       $   21,406                 $   20,696
Jun-2002               $   18,695                       $   19,043                 $   18,837
Jul-2002               $   16,867                       $   17,192                 $   16,806
Aug-2002               $   16,548                       $   17,132                 $   16,606
Sep-2002               $   15,371                       $   15,770                 $   15,575
Oct-2002               $   16,383                       $   16,992                 $   16,360
Nov-2002               $   17,117                       $   18,322                 $   17,332
Dec-2002               $   16,259                       $   17,216                 $   16,308
Jan-2003               $   16,038                       $   17,047                 $   16,066
Feb-2003               $   15,629                       $   16,899                 $   15,819
Mar-2003               $   16,021                       $   17,213                 $   16,045
Apr-2003               $   16,896                       $   18,385                 $   17,170
May-2003               $   18,351                       $   20,154                 $   18,590
Jun-2003               $   18,692                       $   20,442                 $   18,882
Jul-2003               $   19,318                       $   21,172                 $   19,626
Aug-2003               $   20,251                       $   22,338                 $   20,591
Sep-2003               $   19,615                       $   21,905                 $   19,899
Oct-2003               $   21,293                       $   23,670                 $   21,459
Nov-2003               $   21,850                       $   24,305                 $   21,970
Dec-2003               $   22,132                       $   24,570                 $   22,082

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/23/87.

Returns for the Select Shares prior to 1/25/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class B Shares prior to 11/4/93 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class AShares of the JPMorgan Capital Growth Fund, Russell MidCap Growth Index, and Lipper Mid-Cap Growth Funds Index from December 31, 1993 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher financial growth values.

The Lipper Mid-Cap Growth Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 99.1%

             COMMON STOCKS -- 99.1%

             AIRLINES -- 1.0%
       271   SkyWest, Inc.                                          $      4,902

             AUTOMOTIVE -- 1.1%
        58   Polaris Industries, Inc. (l)                                  5,102

             BANKING -- 3.7%
       121   BOK Financial Corp. * (l)                                     4,687
        88   Commerce Bancorp, Inc.                                        4,615
        48   M&T Bank Corp.                                                4,728
        68   TCF Financial Corp.                                           3,476
             -------------------------------------------------------------------
                                                                          17,506
             -------------------------------------------------------------------

             BIOTECHNOLOGY -- 2.8%
       174   Biogen Idec, Inc. *                                           6,412
        53   Gilead Sciences, Inc. *                                       3,076
        98   ICOS Corp. * (l)                                              4,037
             -------------------------------------------------------------------
                                                                          13,525
             -------------------------------------------------------------------

             BROADCASTING/CABLE -- 1.1%
       131   Univision Communications, Inc.,
             Class A * (l)                                                 5,180

             BUSINESS SERVICES -- 6.4%
       204   Accenture LTD (Bermuda), Class A *                            5,357
        86   Affiliated Computer Services, Inc., Class A *                 4,705
        88   ChoicePoint, Inc. *                                           3,343
        47   Cintas Corp.                                                  2,380
        73   Fair Isaac Corp.                                              3,603
        80   Hewitt Associates, Inc., Class A *                            2,389
       127   Iron Mountain, Inc. *                                         5,006
        65   Moody's Corp.                                                 3,954
             -------------------------------------------------------------------
                                                                          30,737
             -------------------------------------------------------------------

             COMPUTER NETWORKS -- 2.4%
       327   Juniper Networks, Inc. *                                      6,112
       268   Network Appliance, Inc. *                                     5,493
             -------------------------------------------------------------------
                                                                          11,605
             -------------------------------------------------------------------

             COMPUTER SOFTWARE -- 8.3%
       118   Adobe Systems, Inc.                                           4,626
        73   Cognos, Inc. (Canada) *                                       2,244
       200   Computer Associates International, Inc.                       5,457
       111   Electronic Arts, Inc. *                                $      5,294
        54   Intuit, Inc. *                                                2,873
        75   Mercury Interactive Corp. * (l)                               3,643
       100   National Instruments Corp.                                    4,529
        99   Synopsys, Inc. *                                              3,342
       156   Take-Two Interactive Software, Inc. *                         4,483
        88   VERITAS Software Corp. *                                      3,255
             -------------------------------------------------------------------
                                                                          39,746
             -------------------------------------------------------------------

             COMPUTERS/COMPUTER HARDWARE -- 4.5%
       183   Apple Computer, Inc. *                                        3,913
        40   Lexmark International, Inc. *                                 3,153
       334   Maxtor Corp. *                                                3,709
       103   Tech Data Corp. *                                             4,086
        98   Zebra Technologies Corp., Class A *                           6,471
             -------------------------------------------------------------------
                                                                          21,332
             -------------------------------------------------------------------

             CONSTRUCTION -- 1.5%
         8   Lennar Corp., B Shares                                          719
        67   Lennar Corp., Class A                                         6,471
             -------------------------------------------------------------------
                                                                           7,190
             -------------------------------------------------------------------

             CONSUMER PRODUCTS -- 0.9%
       269   Tempur-Pedic International, Inc. *                            4,165

             CONSUMER SERVICES -- 0.9%
       148   Rent-A-Center, Inc. *                                         4,427

             ELECTRONICS/ELECTRICAL EQUIPMENT -- 4.8%
       112   Amphenol Corp., Class A *                                     7,176
       111   Fisher Scientific International *                             4,584
       127   Jabil Circuit, Inc. *                                         3,603
       333   Vishay Intertechnology, Inc. * (l)                            7,634
             -------------------------------------------------------------------
                                                                          22,997
             -------------------------------------------------------------------

             ENTERTAINMENT/LEISURE -- 2.4%
       169   International Game Technology                                 6,015
       182   Station Casinos, Inc.                                         5,569
             -------------------------------------------------------------------
                                                                          11,584
             -------------------------------------------------------------------

             FINANCIAL SERVICES -- 2.2%
        42   Legg Mason, Inc.                                              3,249

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                  ANNUAL REPORT DECEMBER 31 2003

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             FINANCIAL SERVICES -- CONTINUED
       158   T. Rowe Price Group, Inc.                              $      7,482
             -------------------------------------------------------------------
                                                                          10,731
             -------------------------------------------------------------------

             HEALTH CARE/HEALTH CARE SERVICES -- 10.5%
        81   Anthem, Inc. *                                                6,090
       158   Caremark Rx, Inc. * (l)                                       4,002
       209   Health Management Associates, Inc.,
             Class A                                                       5,014
       100   Laboratory Corp. of America Holdings *                        3,691
       198   Omnicare, Inc.                                                7,989
        83   Renal Care Group, Inc. *                                      3,407
       115   Steris Corp. *                                                2,592
        59   Stryker Corp.                                                 5,016
        49   WellPoint Health Networks, Inc. *                             4,733
       112   Zimmer Holdings, Inc. *                                       7,864
             -------------------------------------------------------------------
                                                                          50,398
             -------------------------------------------------------------------

             HOTELS/OTHER LODGING -- 1.4%
       252   Fairmont Hotels & Resorts, Inc. (Canada)                      6,839

             INSURANCE -- 0.8%
       121   HCC Insurance Holdings, Inc.                                  3,859

             INTERNET SERVICES/SOFTWARE -- 1.1%
        75   CheckFree Corp. * (l)                                         2,063
       135   Orbitz, Inc., Class A * (l)                                   3,127
             -------------------------------------------------------------------
                                                                           5,190
             -------------------------------------------------------------------

             MANUFACTURING -- 1.2%
       135   Harsco Corp.                                                  5,896

             MULTI-MEDIA -- 0.7%
        34   The E.W. Scripps Co., Class A                                 3,229

             OIL & GAS -- 5.1%
       131   FMC Technologies, Inc. *                                      3,049
        75   Nabors Industries LTD (Barbados) *                            3,121
        76   Patterson-UTI Energy, Inc. *                                  2,502
       142   Pioneer Natural Resources Co. *                               4,535
       164   Pride International, Inc. *                                   3,062
        71   Talisman Energy, Inc. (Canada)                                3,996
       154   XTO Energy, Inc.                                       $      4,361
             -------------------------------------------------------------------
                                                                          24,626
             -------------------------------------------------------------------

             PHARMACEUTICALS -- 4.5%
       104   Medicis Pharmaceutical Corp., Class A                         7,422
       165   Millennium Pharmaceuticals, Inc. *                            3,077
       286   NBTY, Inc. *                                                  7,687
       137   Sepracor, Inc. *                                              3,269
             -------------------------------------------------------------------
                                                                          21,455
             -------------------------------------------------------------------

             RESTAURANTS/FOOD SERVICES -- 3.8%
       167   CBRL Group, Inc.                                              6,401
        91   Outback Steakhouse, Inc.                                      4,028
       101   Ruby Tuesday, Inc.                                            2,875
       123   Wendy's International, Inc.                                   4,830
             -------------------------------------------------------------------
                                                                          18,134
             -------------------------------------------------------------------

             RETAILING -- 12.0%
        64   Advanced Auto Parts, Inc. *                                   5,242
       310   Big Lots, Inc. *                                              4,401
       131   CarMax, Inc. * (l)                                            4,047
       101   CDW Corp.                                                     5,831
       110   Chico's FAS, Inc. *                                           4,076
       353   Dollar General Corp.                                          7,411
       102   Fastenal Co.                                                  5,094
       269   Foot Locker, Inc.                                             6,301
       185   PETsMART, Inc.                                                4,398
       231   Staples, Inc. *                                               6,293
        61   Whole Foods Market, Inc. *                                    4,078
             -------------------------------------------------------------------
                                                                          57,172
             -------------------------------------------------------------------

             SEMI-CONDUCTORS -- 10.0%
       262   Altera Corp. *                                                5,945
       121   Amkor Technology, Inc. *                                      2,202
       162   Broadcom Corp., Class A *                                     5,536
        89   Intersil Corp., Class A                                       2,204
       122   KLA-Tencor Corp. *                                            7,170
       106   Maxim Integrated Products, Inc.                               5,259
       247   MEMC Electronics Materials, Inc. *                            2,378
       121   Microchip Technology, Inc.                                    4,043
       162   Novellus Systems, Inc. *                                      6,799
       305   PMC-Sierra, Inc. *                                            6,138
             -------------------------------------------------------------------
                                                                          47,674
             -------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES       ISSUER                                                        VALUE
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

             TELECOMMUNICATIONS -- 2.3%
       190   Nextel Communications, Inc., Class A * (l)             $      5,329
       409   Nextel Partners, Inc., Class A * (l)                          5,503
             -------------------------------------------------------------------
                                                                          10,832
             -------------------------------------------------------------------

             TELECOMMUNICATIONS EQUIPMENT-- 1.7%
       382   Corning, Inc. *                                               3,979
       547   JDS Uniphase Corp. *                                          1,995
       758   Lucent Technologies, Inc. * (l)                               2,153
             -------------------------------------------------------------------
                                                                           8,127
             -------------------------------------------------------------------
             Total Common Stocks                                         474,160
             (Cost $365,515)
             -------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 0.9%

             MONEY MARKET FUND -- 0.9%
     4,462   JPMorgan Prime Money Market Fund (a)                   $      4,462
             (Cost $4,462)
             Total Investments -- 100.0%                            $    478,622
             (Cost $369,977)

             COLLATERAL INVESTMENTS

             MONEY MARKET FUNDS (c)
     5,480   AIM Short Term Investment Co.
             Fund-Liquid                                            $      5,480
     5,480   Merrill Lynch Premier Fund                                    5,480

PRINCIPAL
AMOUNT
(USD)
--------------------------------------------------------------------------------
             U.S. GOVERNMENT AGENCY SECURITY (c)
$    9,984   Federal Home Loan Mortgage Corp.,
             1.04%, 2/12/04                                         $      9,985
             -------------------------------------------------------------------
                                                                    $     20,945
             -------------------------------------------------------------------

Abbreviations
*    -- Non-income producing security.
(a) -- Affiliated. Money market fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Investment Management Inc.
(c)  -- Investment of cash collateral for portfolio securities on loan.
(l) -- Security, or portion of a security, has been delivered to counterparty as part of security lending transaction.
USD  -- United States Dollar.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2003
(Amounts in thousands, except per share amounts)

ASSETS:
Investment securities, at value                                       $  478,622
Investments held as collateral for
securities lending program                                                20,945
Cash                                                                          11
Receivables:
   Investment securities sold                                              3,009
   Fund shares sold                                                          168
   Interest and dividends                                                     94
   Securities lending (net)                                                    9
   Expense reimbursements                                                      1
--------------------------------------------------------------------------------
Total Assets                                                             502,859
--------------------------------------------------------------------------------

LIABILITIES:
Payables:
   Fund shares redeemed                                                      394
   Collateral for securities
   lending program                                                        20,945
Accrued liabilities:
   Investment advisory fees                                                  160
   Administration fees                                                        36
   Shareholder servicing fees                                                 99
   Distribution fees                                                         127
   Custodian fees                                                              3
   Trustees' fees - deferred
   compensation plan                                                         180
   Other                                                                     384
--------------------------------------------------------------------------------
Total Liabilities                                                         22,328
--------------------------------------------------------------------------------
NET ASSETS                                                            $  480,531
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

NET ASSETS:
Paid in capital                                                       $  373,044
Accumulated undistributed
(overdistributed) net investment income                                     (180)
Accumulated net realized gain (loss)
on investments                                                              (978)
Net unrealized appreciation
(depreciation) of investments                                            108,645
--------------------------------------------------------------------------------
Total Net Assets                                                      $  480,531
--------------------------------------------------------------------------------

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
   Class A                                                                11,000
   Class B                                                                 1,727
   Class C                                                                   118
   Select                                                                     87
Net Asset Value:
   Class A (and redemption price)                                     $    37.47
   Class B *                                                          $    35.27
   Class C *                                                          $    34.81
   Select (and redemption price)                                      $    38.95
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                                         $    39.76
--------------------------------------------------------------------------------
Cost of investments                                                   $  369,977
--------------------------------------------------------------------------------

*  Redemption price may be reduced by contingent deferred sales charge.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                  ANNUAL REPORT DECEMBER 31 2003

STATEMENT OF OPERATIONS                   FOR THE PERIOD ENDED DECEMBER 31, 2003
(Amounts in thousands)

INVESTMENT INCOME:
Dividend                                                             $     1,128
Dividend income from affiliated
investments*                                                                 101
Securities lending (net)                                                      54
Foreign taxes withheld                                                        (8)
--------------------------------------------------------------------------------
Total investment income                                                    1,275
--------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                                   1,701
Administration fees                                                          638
Shareholder servicing fees                                                 1,063
Distribution fees                                                          1,352
Custodian fees                                                                 4
Accounting fees                                                               90
Printing and postage                                                          83
Professional fees                                                             74
Registration expenses                                                         60
Transfer agent fees                                                        1,407
Trustees' fees                                                                 6
Other                                                                         31
--------------------------------------------------------------------------------
Total expenses                                                             6,509
--------------------------------------------------------------------------------
Less amounts waived                                                          478
Less earnings credits                                                         --^
Less expense reimbursements                                                    7
--------------------------------------------------------------------------------
    Net expenses                                                           6,024
--------------------------------------------------------------------------------
Net investment income (loss)                                              (4,749)
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on
transactions from:
   Investments                                                       $    25,812
Change in net unrealized
appreciation/depreciation of:
   Investments                                                           111,200
--------------------------------------------------------------------------------

Net realized and unrealized gain (loss)
on investments                                                           137,012
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from operations                                                      $  132,263
--------------------------------------------------------------------------------
*  Includes reimbursements of
   investment advisory, administration
   and shareholder servicing fees :                                  $        15
--------------------------------------------------------------------------------

^  Amount rounds to less than one thousand.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                     FOR THE PERIODS INDICATED
(Amounts in thousands)

                                                        YEAR ENDED    YEAR ENDED
                                                         12/31/03      12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss)                            $   (4,749)   $   (6,293)
Net realized gain (loss) on investments                     25,812        (5,328)
Change in net unrealized appreciation
(depreciation) of investments                              111,200      (165,106)
--------------------------------------------------------------------------------
    Increase (decrease) in net assets
    from operations                                        132,263      (176,727)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net realized gain on investment
transactions                                               (17,445)       (3,963)
--------------------------------------------------------------------------------
    Total distributions to shareholders                    (17,445)       (3,963)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease) from capital
share transactions                                         (28,774)      (97,879)
--------------------------------------------------------------------------------
    Total increase (decrease) in
    net assets                                              86,044      (278,569)
--------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                        394,487       673,056
--------------------------------------------------------------------------------
End of period                                           $  480,531    $  394,487
--------------------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net
investment income                                       $     (180)   $     (207)
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN CAPITAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

J.P. Morgan Mutual Fund Group ("JPMMFG" or "the Trust") was organized on May 11, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. JPMorgan Capital Growth Fund ("CGF") ("the Fund") is a separate series of the Trust. The Fund offers Class A, Class B, Class C and Select Shares.

JPMMFG was formerly named Mutual Fund Group. The name change went into effect on May 1, 2003.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund's prospectus.

2. REORGANIZATIONS

Prior to the open of business on March 24, 2003, CGF acquired all the net assets of JPMorgan H&Q Technology Fund ("HQTF"). This reorganization was pursuant to the Reorganization Plan approved by the HQTF's shareholders on February 13, 2003. The transactions were structured for tax purposes to qualify as tax-free reorganizations under the Internal Revenue Code. Under the Reorganization Plan, shareholders of the HQTF received shares in the CGF with a value equal to their holdings in the HQTF.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganization (amounts in thousands, except per share amounts):

JPMORGAN CAPITAL GROWTH FUND REORGANIZATION

                                                                                NET ASSET    NET UNREALIZED
                                                      SHARES                        VALUE      APPRECIATION
                                                 OUTSTANDING    NET ASSETS      PER SHARE     (DEPRECIATION)
TARGET FUND
JPMorgan H&Q Technology Fund                                                                     $      (19)
   Class A                                             1,025    $    1,205      $    1.18
   Class B                                               833    $      968      $    1.16
   Class C                                               233    $      271      $    1.16

ACQUIRING FUND
JPMorgan Capital Growth Fund                                                                     $    1,902
   Class A                                            11,346    $  330,493      $   29.13
   Class B                                             1,895    $   52,299      $   27.59
   Class C                                               108    $    2,941      $   27.29
   Select Class                                           78    $    2,358      $   30.14

POST REORGANIZATION
JPMorgan Capital Growth Fund                                                                     $    1,883
   Class A                                            11,387    $  331,698      $   29.13
   Class B                                             1,930    $   53,267      $   27.59
   Class C                                               118    $    3,212      $   27.29
   Select Class                                           78    $    2,358      $   30.14

                                                  ANNUAL REPORT DECEMBER 31 2003

3. SIGNIFICANT ACCOUNTING POLICIES

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED FUND:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quotes by the Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Fund applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund's advisor, J.P. Morgan Investment Management Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indices, securities, and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITIES ON LOAN -- The Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB") an affiliate of the Funds, acting as lending agent to certain borrowers. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal at all times to the value of the securities loaned plus, in the case of fixed income securities, any accrued but unpaid interest thereon. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMCB invests the cash collateral on behalf of the Funds in accordance with investment guidelines contained in the securities lending agreement.

At December 31, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                           MARKET VALUE OF           MARKET VALUE OF
                          SECURITIES LOANED         COLLATERAL RECEIVED
                                $    20,508                 $    20,945

JPMCB as lending agent received a fee of $23 (amount in thousands) from the Fund, which is equal to 0.06% of the average dollar value of loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method, adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. FEDERAL INCOME TAXES -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

G. FOREIGN TAXES -- The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

                                                      ACCUMULATED
                                                    UNDISTRIBUTED/         ACCUMULATED
                                                 (OVERDISTRIBUTED)        NET REALIZED
                                                    NET INVESTMENT         GAIN (LOSS)
                              PAID-IN CAPITAL               INCOME      ON INVESTMENTS
                                    $  (2,660)          $    4,776          $   (2,116)

The reclassifications for CGF relate primarily to the character for the tax purposes of current year offset with net operating losses and the temporary difference from the acquired fund.

I. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance, pricing and reporting services.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Fund. Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM") served as the Fund's advisor. On September 1, 2003, JPMFAM and Robert Fleming Inc. merged into JPMIM. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the merger and ownership change. Neither the merger nor the ownership change constituted an assignment under the 1940 Act or the Investment Advisers Act of 1940. The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at a rate of 0.40% of the Fund's average daily net assets.

The Fund may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administration and shareholder servicing fees related to the Fund's investment in an affiliated money market fund.

B. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's exclusive underwriter and promotes and arranges for the sale of the Fund's shares. JPMFD receives no compensation in its capacity as the Fund's underwriter.

The Trustees have adopted the Distribution Plan (the "Distribution Plan") for Class A, B, and C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of 0.25% for Class A shares and 0.75% for both Class B and Class C shares. In addition, JPMFD receives the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

C. SHAREHOLDER SERVICING FEE -- The Trust has entered into Shareholder Servicing Agreements on behalf of the Funds with JPMCB under which JPMCB provides account administration and personal account maintenance services to shareholders. For performing these services, JPMCB receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets. JPMCB may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholdings and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab"), and JPMMFG are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Funds available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Funds are not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between JPMIF and JPMMFIT with JPMCB is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

The Shareholder Servicing Agents waived fees as outlined in Note 4.F.

D. CUSTODIAN FEES -- JPMCB provides portfolio custody services for the Fund. Compensation for such services is presented in the Statement of Operations as Custodian fees. The custodian fees may be reduced by credits earned by the Fund, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

E. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.075% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Fund's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentages of their respective average daily net assets of 1.35% for Class A shares, 1.85% for both Class B and Class C shares, and 0.93% for Select Class shares.

The expense limitation percentages above are due to expire on April 30, 2005.

The Administrator waived fees and reimbursed expenses as outlined in Note 4.F.

F. WAIVERS AND REIMBURSEMENTS -- For the year ended December 31, 2003, the Fund's vendors waived fees and the Administrator contractually reimbursed expenses as follows (amounts in thousands):

                                                CONTRACTUAL WAIVERS
                                 -----------------------------------------------
                                                    SHAREHOLDER                           CONTRACTUAL
                                 ADMINISTRATION       SERVICING            TOTAL       REIMBURSEMENTS
                                      $     471        $      7         $    478             $      7

G. OTHER -- Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

During the period, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Advisor.

The Fund may use related party broker dealers. For the year ended December 31, 2003, the Fund did not purchase any securities from brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

5. CLASS SPECIFIC EXPENSES

The Fund's class specific expenses for the year ended December 31, 2003, are as follows (amounts in thousands):

                                          SHAREHOLDER
                                            SERVICING    DISTRIBUTION    TRANSFER AGENT
Class A                                    $      908      $      908        $    1,194
Class B                                           139             418               184
Class C                                             9              26                11
Select                                              7              --                18
---------------------------------------------------------------------------------------
                                           $    1,063      $    1,352        $    1,407
---------------------------------------------------------------------------------------

6. CLASS SPECIFIC DISTRIBUTIONS

The Fund's class specific distributions from net investment income and realized gain on investment transactions for the year ended December 31, 2003, and the year ended December 31, 2002, are as follows (amounts in thousands):

                                       YEAR ENDED 12/31/03                 YEAR ENDED 12/31/02
                               ---------------------------------------------------------------------
                                             NET                                 NET
                               INVESTMENT INCOME   REALIZED GAIN   INVESTMENT INCOME   REALIZED GAIN
Class A                                $      --        $ 14,844           $      --        $  3,170
Class B                                       --           2,326                  --             739
Class C                                       --             157                  --              32
Select                                        --             118                  --              22
----------------------------------------------------------------------------------------------------
                                       $      --        $ 17,445           $      --        $  3,963
----------------------------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) are as follows (amounts in thousands):

                                       PURCHASES            SALES     PURCHASES         SALES
                                  EXCLUDING U.S.  (EXCLUDING U.S.       OF U.S.       OF U.S.
                                     GOVERNMENT)      GOVERNMENT)    GOVERNMENT    GOVERNMENT
                                       $ 285,879        $ 343,370     $      --     $      --

8. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003, were as follows (amounts in thousands):

                                                           GROSS           GROSS    NET UNREALIZED
                                       AGGREGATE      UNREALIZED      UNREALIZED     APPRECIATION/
                                            COST    APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                      $  370,725      $  112,990      $   (5,093)       $  107,897


The tax character of distributions paid during the year ended December 31, 2002 and December 31, 2003, respectively, are as follows:

                                            YEAR        ORDINARY       LONG-TERM             TOTAL
                                           ENDED          INCOME    CAPITAL GAIN     DISTRIBUTIONS
                               December 31, 2003         $    --       $  17,445        $   17,445
                               December 31, 2002             604           3,359             3,963

At December 31, 2003, the components of net assets (excluding paid in capital) on a tax basis are as follows:

Current distributable
ordinary income                      $        --
Plus/Less: cumulative timing
differences                                 (180)
Undistributed ordinary income
or overdistribution of
ordinary income                      $      (180)
Current distributable long-term
capital gain or tax basis
capital loss carryover                      (231)
Plus/Less: cumulative timing
differences                                   --
Undistributed long-term gains/
accumulated capital loss                    (231)
Unrealized appreciation
(depreciation)                       $   107,898

The differences between book and tax basis unrealized appreciation (depreciation) are primarily attributable to wash sales and allocation of tax basis on "Master/Feeder" takedown. For the Fund, the cumulative timing difference account primarily consists of Trustees' deferred compensation.

At December 31, 2003, the Fund had capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                            AMOUNT         EXPIRATION DATE
                            $  789*      December 31, 2010

* Acquired from JPMorgan H&Q Technology Fund. Utilization of this loss is subject to an annual limitation prescribed by the Internal Revenue Code.

During the year ended December 31, 2003, the Fund utilized capital loss carryovers of $6,204 (amount in thousands).

9. BANK BORROWINGS

Pursuant to a Line of Credit Agreement dated April 17, 2003, the Fund may borrow money for temporary or emergency purposes. The Fund has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Fund also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Fund. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Fund could borrow money for temporary or emergency purposes. The Fund had entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Fund also paid a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Fund. This agreement expired on April 16, 2003.

The Fund had no borrowings outstanding at December 31, 2003, nor at anytime during the period then ended.

10. CONCENTRATIONS AND INDEMNIFICATIONS

From time to time, the Fund may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

In the normal course of business the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund can expect the risk of loss to be remote.

11. SUBSEQUENT EVENT

On January 14, 2004, J. P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

12. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                      YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 2003   DECEMBER 31, 2002
CLASS A SHARES
AMOUNT
    Shares sold                                      $    43,360         $   133,124
    Shares issued in connection with
    Fund Reorganization (Note 2)                           1,205                  --
    Shares issued in reinvestment
    of distributions                                      13,680               2,924
    Shares redeemed                                      (74,812)            159,892
------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $   (16,567)        $   (23,844)
------------------------------------------------------------------------------------
SHARES
    Shares sold                                            1,403               3,798
    Shares issued in connection with
    Fund Reorganization (Note 2)                              42                  --
    Shares issued in reinvestment
    of distributions                                         381                  99
    Shares redeemed                                       (2,353)             (4,723)
------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                      (527)               (826)
------------------------------------------------------------------------------------

CLASS B SHARES
AMOUNT
    Shares sold                                      $     7,960         $    22,644
    Shares issued in connection with
    Fund Reorganization (Note 2)                             968                  --
    Shares issued in reinvestment
    of distributions                                       2,111                 675
    Shares redeemed                                      (23,677)            (97,037)
------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $   (12,638)        $   (73,718)
------------------------------------------------------------------------------------
SHARES
    Shares sold                                              269                 668
    Shares issued in connection with
    Fund Reorganization (Note 2)                              35                  --
    Shares issued in reinvestment
    of distributions                                          62                  24
    Shares redeemed                                         (827)             (2,940)
------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                      (461)             (2,248)
------------------------------------------------------------------------------------

                                                      YEAR ENDED          YEAR ENDED
                                               DECEMBER 31, 2003   DECEMBER 31, 2002
CLASS C SHARES
AMOUNT
    Shares sold                                      $       649         $       705
    Shares issued in connection with
    Fund Reorganization (Note 2)                             270                  --
    Shares issued in reinvestment
    of distributions                                         107                  23
    Shares redeemed                                         (966)               (914)
------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $        60         $      (186)
------------------------------------------------------------------------------------
SHARES
    Shares sold                                               21                  21
    Shares issued in connection with
    Fund Reorganization (Note 2)                              10                  --
    Shares issued in reinvestment
    of distributions                                           3                   1
    Shares redeemed                                          (32)                (30)
------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         2                  (8)
------------------------------------------------------------------------------------

SELECT SHARES
AMOUNT
    Shares sold                                      $       769         $       948
    Shares issued in connection with
    Fund Reorganization (Note 2)                              --                  --
    Shares issued in reinvestment
    of distributions                                         118                  22
    Shares redeemed                                         (516)             (1,101)
------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                               $       371         $      (131)
------------------------------------------------------------------------------------
SHARES
    Shares sold                                               22                  27
    Shares issued in connection with
    Fund Reorganization (Note 2)                              --                  --
    Shares issued in reinvestment
    of distributions                                           3                   1
    Shares redeemed                                          (16)                (33)
------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                         9                  (5)
------------------------------------------------------------------------------------

JPMORGAN CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS

CLASS A

                                                  YEAR         YEAR      11/1/01         YEAR         YEAR         YEAR
                                                 ENDED        ENDED      THROUGH        ENDED        ENDED        ENDED
                                              12/31/03     12/31/02    12/31/01^     10/31/01     10/31/00     10/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $    28.60   $    40.10   $    35.37   $    47.91   $    42.85   $    41.22
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                 (0.34)@      (0.38)@      (0.03)       (0.19)@      (0.14)@      (0.20)@
    Net gains or losses on securities
    (both realized and unrealized)               10.61       (10.86)        4.76        (6.87)       10.11         5.75
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations             10.27       (11.24)        4.73        (7.06)        9.97         5.55
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Distributions from capital gains              1.40         0.26           --         5.48         4.91         3.92
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                           1.40         0.26           --         5.48         4.91         3.92
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $    37.47   $    28.60   $    40.10   $    35.37   $    47.91   $    42.85
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(a)                               36.10%      (28.04%)      13.37%      (15.86%)      25.81%       14.30%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)    $      412   $      330   $      495   $      426   $      523   $      577
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses                                  1.35%        1.35%        1.35%        1.35%        1.35%        1.30%
    Net investment income (loss)                 (1.05%)      (1.13%)      (0.40%)      (0.47%)      (0.32%)      (0.48%)
    Expenses without waivers,
    reimbursements and earnings credits           1.46%        1.38%        1.35%        1.37%        1.35%        1.30%
    Net investment income (loss) without
    waivers, reimbursements
    and earnings credits                         (1.16%)      (1.16%)      (0.40%)      (0.49%)      (0.32%)      (0.48%)
PORTFOLIO TURNOVER RATE(a)~                         68%          93%           2%          43%          66%          86%
-----------------------------------------------------------------------------------------------------------------------

  ^  The fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B

                                                  YEAR         YEAR      11/1/01         YEAR         YEAR         YEAR
                                                 ENDED        ENDED      THROUGH        ENDED        ENDED        ENDED
                                              12/31/03     12/31/02    12/31/01^     10/31/01     10/31/00     10/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $    27.13   $    38.24   $    33.75   $    46.20   $    41.67   $    40.38
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                 (0.48)@      (0.65)@      (0.06)       (0.38)@      (0.35)@      (0.40)@
    Net gains or losses on securities
    (both realized and unrealized)               10.02       (10.20)        4.55        (6.59)        9.79         5.61
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations              9.54       (10.85)        4.49        (6.97)        9.44         5.21
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Distributions from capital gains              1.40         0.26           --         5.48         4.91         3.92
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                           1.40         0.26           --         5.48         4.91         3.92
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $    35.27   $    27.13   $    38.24   $    33.75   $    46.20   $    41.67
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(a)                               35.37%     (28.39%)       13.30%      (16.30%)      25.21%       13.71%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)    $       61   $       59   $      170   $      164   $      318         $338
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses                                  1.85%        1.85%        1.85%        1.85%        1.85%        1.80%
    Net investment income (loss)                 (1.55%)      (1.64%)      (0.93%)      (0.97%)      (0.82%)     (0.98%)
    Expenses without waivers,
    reimbursements and earnings credits           1.96%        1.89%        1.85%        1.87%        1.85%       1.80%
    Net investment income (loss) without
    waivers, reimbursements
    and earnings credits                         (1.66%)      (1.68%)      (0.93%)      (0.99%)      (0.82%)     (0.98%)
PORTFOLIO TURNOVER RATE(a)~                         68%          93%           2%          43%          66%        86%
-----------------------------------------------------------------------------------------------------------------------

  ^  The fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

                                                  ANNUAL REPORT DECEMBER 31 2003

CLASS C

                                                  YEAR         YEAR      11/1/01         YEAR         YEAR         YEAR
                                                 ENDED        ENDED      THROUGH        ENDED        ENDED        ENDED
                                              12/31/03     12/31/02    12/31/01^     10/31/01     10/31/00     10/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $    26.83   $    37.82   $    33.38   $    45.76   $    41.31   $    40.03
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                 (0.47)@      (0.53)@      (0.05)       (0.37)@      (0.35)@      (0.39)@
    Net gains or losses on securities
    (both realized and unrealized)                9.85       (10.20)        4.49        (6.53)        9.71         5.59
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations              9.38       (10.73)        4.44        (6.90)        9.36         5.20
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Distributions from capital gains              1.40         0.26           --         5.48         4.91         3.92
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                           1.40         0.26           --         5.48         4.91         3.92
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $    34.81   $    26.83   $    37.82   $    33.38   $    45.76   $    41.31
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)(a)                               35.17%      (28.39%)      13.30%      (16.30%)      25.25%       13.81%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)    $        4   $        3   $        5   $        4   $        5   $        6
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses                                  1.85%        1.85%        1.85%        1.85%        1.85%        1.80%
    Net investment income (loss)                 (1.55%)      (1.63%)      (0.91%)      (0.97%)      (0.82%)      (0.97%)
    Expenses without waivers,
    reimbursements and earnings credits           1.96%        1.88%        1.85%        1.87%        1.85%        1.80%
    Net investment income (loss)
    without waivers, reimbursements
    and earnings credits                         (1.66%)      (1.66%)      (0.91%)      (0.99%)      (0.82%)      (0.97%)
PORTFOLIO TURNOVER RATE(a)~                         68%          93%           2%          43%          66%          86%
-----------------------------------------------------------------------------------------------------------------------

  ^  The fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                  YEAR         YEAR      11/1/01         YEAR         YEAR         YEAR
                                                 ENDED        ENDED      THROUGH        ENDED        ENDED        ENDED
                                              12/31/03     12/31/02    12/31/01^     10/31/01     10/31/00     10/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period        $    29.57   $    41.26   $    36.37   $    48.76   $    43.36   $    41.53
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                 (0.21)@      (0.24)@       0.01           --+        0.04@       (0.05)@
    Net gains or losses on securities
    (both realized and unrealized)               10.99       (11.19)        4.88        (6.91)       10.27         5.80
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations             10.78       (11.43)        4.89        (6.91)       10.31         5.75
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Distributions from capital gains              1.40         0.26           --         5.48         4.91         3.92
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                           1.40         0.26           --         5.48         4.91         3.92
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $    38.95   $    29.57   $    41.26   $    36.37   $    48.76   $    43.36
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                                  36.64%      (27.71%)     13.45%       (15.20%)      26.34%       14.71%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (millions)    $        4   $        2   $        3   $        3   $       15   $       18
RATIOS TO AVERAGE NET ASSETS:#
    Net expenses                                  0.93%        0.93%        0.93%        0.93%        0.94%        0.92%
    Net investment income (loss)                 (0.63%)      (0.71%)       0.01%       (0.01%)       0.09%       (0.11%)
    Expenses without waivers,
    reimbursements and earnings credits           1.54%        1.26%        2.06%        1.18%        1.06%        0.99%
    Net investment income (loss)
    without waivers, reimbursements
    and earnings credits                         (1.24%)      (1.04%)      (1.12%)      (0.26%)      (0.03%)      (0.18%)
PORTFOLIO TURNOVER RATE(a)~                         68%          93%           2%          43%          66%          86%
-----------------------------------------------------------------------------------------------------------------------

  ^  The fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than one cent per share.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN CAPITAL GROWTH FUND

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES OF J.P. MORGAN MUTUAL FUND GROUP
AND SHAREHOLDERS OF JPMORGAN CAPITAL GROWTH FUND:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Capital Growth Fund (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

JPMORGAN CAPITAL GROWTH FUND

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

                            POSITIONS                                                 NUMBER OF             OTHER
                            HELD WITH                         PRINCIPAL               PORTFOLIOS IN         DIRECTORSHIPS
                            EACH             TERM OF OFFICE   OCCUPATIONS             JPMORGAN FUND         HELD OUTSIDE
NAME, CONTACT ADDRESS       JPMORGAN         AND LENGTH OF    DURING PAST             COMPLEX(1)            JPMORGAN FUND
AND DATE OF BIRTH           TRUST            TIME SERVED      5 YEARS                 OVERSEEN BY TRUSTEE   COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;       Trustee          Since 1987       Retired; Vice           69                    None
522 Fifth Avenue,                                             President and
New York, NY 10036;                                           Treasurer of
1941                                                          Ingersoll-Rand
                                                              Company (manufacturer
                                                              of industrial
                                                              equipment)
                                                              (1972-2000)

Roland R. Eppley, Jr.;      Trustee          Since 1989       Retired                 69                    Director, Janel Hydro,
522 Fifth Avenue,                                                                                           Inc. (automotive)
New York, NY 10036;                                                                                         (1993 - Present)
1932

Ann Maynard Gray;           Trustee          Since 2001       Vice President of       69                    Director of Duke
522 Fifth Avenue,                                             Capital Cities/ABC,                           Energy Corporation
New York, NY 10036;                                           Inc. (communications)                         (1997 - Present);
1945                                                          (1986-1998);                                  Director of Elan
                                                              President of                                  Corporation, Plc
                                                              Diversified                                   (pharmaceuticals)
                                                              Publishing Group                              (2001 - Present);
                                                              (1991-1997)                                   Director of The
                                                                                                            Phoenix Companies
                                                                                                            (wealth management)
                                                                                                            (2002 - Present)

Matthew Healey;             Trustee and      Since 2001       Retired; Chief          69                    None
522 Fifth Avenue,           President of                      Executive Officer of
New York, NY 10036;         the Board of                      certain J.P. Morgan
1937                        Trustees                          Fund Trusts
                                                              (1982-2001)

Fergus Reid, III;           Trustee and      Since 1987       Chairman of Lumelite    69                    Trustee of 16 Morgan
522 Fifth Avenue,           Chairman of                       Corporation (plastics                         Stanley Funds (1995 -
New York, NY 10036;         the Board of                      manufacturing) (1985                          Present)
1932                        Trustees                          - Present)

James J. Schonbachler;      Trustee          Since 2001       Retired; Managing       69                    None
522 Fifth Avenue,                                             Director of Bankers
New York, NY 10036;                                           Trust Company,
1943                                                          (financial services)
                                                              (1968-1998); Group
                                                              Head and Director of
                                                              Bankers Trust, A.G.,
                                                              Zurich and BT
                                                              Brokerage Corp.
                                                              (financial services)
                                                              (1995-2002)

                                                  ANNUAL REPORT DECEMBER 31 2003

                            POSITIONS                                                 NUMBER OF             OTHER
                            HELD WITH                         PRINCIPAL               PORTFOLIOS IN         DIRECTORSHIPS
                            EACH             TERM OF OFFICE   OCCUPATIONS             JPMORGAN FUND         HELD OUTSIDE
NAME, CONTACT ADDRESS       JPMORGAN         AND LENGTH OF    DURING PAST             COMPLEX(1)            JPMORGAN FUND
AND DATE OF BIRTH           TRUST            TIME SERVED      5 YEARS                 OVERSEEN BY TRUSTEE   COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S) (CONTINUED)

Dr. Matthew Goldstein;      Trustee          Since 2003       Chancellor of the       69                    Trustee of the Albert
522 Fifth Avenue,                                             City University of                            Einstein School of
New York, NY 10036;                                           New York, since                               Medicine (1998 -
1941                                                          September 1, 1999;                            Present); Trustee of
                                                              President, Adelphi                            Bronx Lebanon Hospital
                                                              University (New York)                         Center (1992 -
                                                              (1998-1999).                                  Present); Director of
                                                                                                            New Plan Excel Realty
                                                                                                            Trust, Inc. (real
                                                                                                            estate investment
                                                                                                            trust) (2000 -
                                                                                                            Present); Director of
                                                                                                            Lincoln Center
                                                                                                            Institute for the Arts
                                                                                                            in Education (1999 -
                                                                                                            Present); Director of
                                                                                                            Jewish Community
                                                                                                            Relations Counsel of
                                                                                                            New York, Inc. (2000 -
                                                                                                            Present); Director of
                                                                                                            United Way of New York
                                                                                                            City (2002 - Present).

Robert J. Higgins;          Trustee          Since 2002       Retired; Director of    69                    Director of Providian
522 Fifth Avenue,                                             Administration of the                         Financial Corp.
New York, NY 10036;                                           State of Rhode Island                         (banking) (2002 -
1945                                                          (2003); President -                           Present)
                                                              Consumer Banking and
                                                              Investment Services
                                                              Fleet Boston
                                                              Financial (1971-2002)

William G. Morton, Jr.;     Trustee          Since 2003       Formerly Chairman       69                    Director of Radio
522 Fifth Avenue,                                             Emeritus (March 2001 -                        Shack Corporation
New York, NY 10036;                                           October 2002), and                            (electronics) (1987 -
1937                                                          Chairman and Chief                            Present); Director of
                                                              Executive Officer,                            the Griswold Company
                                                              Boston Stock Exchange                         (securities brokerage)
                                                              (June 1985 -                                  (2002 - Present);
                                                              March 2001).                                  Director of The
                                                                                                            National Football
                                                                                                            Foundation and College
                                                                                                            Hall of Fame (1994 -
                                                                                                            Present); Trustee of
                                                                                                            the Berklee College of
                                                                                                            Music (1998 -
                                                                                                            Present); Trustee of
                                                                                                            the Stratton Mountain
                                                                                                            School (2001-
                                                                                                            Present).

                            POSITIONS                                                 NUMBER OF             OTHER
                            HELD WITH                         PRINCIPAL               PORTFOLIOS IN         DIRECTORSHIPS
                            EACH             TERM OF OFFICE   OCCUPATIONS             JPMORGAN FUND         HELD OUTSIDE
NAME, CONTACT ADDRESS       JPMORGAN         AND LENGTH OF    DURING PAST             COMPLEX(1)            JPMORGAN FUND
AND DATE OF BIRTH           TRUST            TIME SERVED      5 YEARS                 OVERSEEN BY TRUSTEE   COMPLEX
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Leonard M. Spalding*        Trustee          Since 1998       Retired; Chief          69                    Director of Glenview
522 Fifth Avenue,                                             Executive Officer of                          Trust; Director of
New York, NY 10036;                                           Chase Mutual Funds                            Pizza Magia; Trustee
1935                                                          (investment company)                          of St. Catherine
                                                              (1989-1998); Chief                            College Trust; Trustee
                                                              Investment Executive                          of Bellarmine
                                                              of Chase Manhattan                            University Trust;
                                                              Private Bank                                  Director of Marion
                                                              (investment                                   Washington Airport
                                                              management)                                   Board Trust; Director
                                                              (1990-1995)                                   of Springfield
                                                                                                            Washington Economic
                                                                                                            Development Board
                                                                                                            Trust.

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

                            POSITIONS HELD          TERM OF OFFICE
NAME, CONTACT ADDRESS       WITH EACH               AND LENGTH OF         PRINCIPAL OCCUPATIONS
AND DATE OF BIRTH           JPMORGAN TRUST          TIME SERVED           DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
OFFICERS

George Gatch;               President               Since 2001            Managing Director, J.P.
522 Fifth Avenue,                                                         Morgan Investment
New York, NY 10036;                                                       Management Inc.; Head of
1962                                                                      J.P. Morgan Fleming's
                                                                          U.S. Mutual Funds and
                                                                          Financial Intermediaries
                                                                          Business ("FFI"); he has
                                                                          held numerous positions
                                                                          throughout the firm in
                                                                          business management,
                                                                          marketing and sales.

Patricia A. Maleski;        Treasurer               Since 2003            Vice President, J.P.
522 Fifth Avenue,                                                         Morgan Investment
New York, NY 10036;                                                       Management Inc.; Head of
1960                                                                      FFI and U.S. Institutional
                                                                          Funds Administration and
                                                                          Board Liaison. Prior to
                                                                          joining J.P. Morgan Chase
                                                                          in 2001, she was the Vice
                                                                          President of Finance for
                                                                          the Pierpont Group, Inc.,
                                                                          a service provider to the
                                                                          board of trustees of the
                                                                          heritage JPMorgan Funds.

Sharon J. Weinberg;         Secretary               Since 2001            Managing Director, J.P.
522 Fifth Avenue,                                                         Morgan Investment
New York, NY 10036;                                                       Management Inc.; since
1959                                                                      joining J.P. Morgan Chase
                                                                          in 1996, she has held
                                                                          numerous positions
                                                                          throughout the asset
                                                                          management business in
                                                                          mutual funds marketing,
                                                                          legal and product
                                                                          development.

Stephen M. Ungerman;        Vice President and      Since 2001            Vice President, J.P.
522 Fifth Avenue,           Assistant Treasurer                           Morgan Investment
New York, NY 10036;                                                       Management Inc.; Business
1953                                                                      Head for Vehicle Services
                                                                          Group within Fund
                                                                          Administration; prior to
                                                                          joining J.P. Morgan Chase
                                                                          in 2000, he held a number
                                                                          of senior management
                                                                          positions in Prudential
                                                                          Insurance Co. of America's
                                                                          asset management business,
                                                                          including Associate
                                                                          General Counsel, Tax
                                                                          Director and Co-head of
                                                                          Fund Administration
                                                                          Department; Mr. Ungerman
                                                                          was also the Assistant
                                                                          Treasurer of all mutual
                                                                          funds managed by
                                                                          Prudential.

Judy R. Bartlett;           Vice President and      Since 2001            Vice President and
522 Fifth Avenue,           Assistant Secretary                           Assistant General Counsel,
New York, NY 10036;                                                       J.P. Morgan Investment
1965                                                                      Management Inc., since
                                                                          September 2000; from
                                                                          August 1998 through August
                                                                          2000, she was an attorney
                                                                          at New York Life Insurance
                                                                          Company where she served
                                                                          as Assistant Secretary for
                                                                          the Mainstay Funds.

Joseph J. Bertini;          Vice President and      Since 2001            Vice President and
522 Fifth Avenue,           Assistant Secretary                           Assistant General Counsel,
New York, NY 10036;                                                       J.P. Morgan Investment
1965                                                                      Management Inc.

Wayne H. Chan;              Vice President and      Since 2003            Vice President and
522 Fifth Avenue,           Assistant Secretary                           Assistant General Counsel,
New York, NY 10036;                                                       J.P. Morgan Investment
1965                                                                      Management, Inc., since
                                                                          September 2002; Mr. Chan
                                                                          was an associate at the
                                                                          law firm of Shearman and
                                                                          Sterling LLP from May 2001
                                                                          through September 2002;
                                                                          Swidler Berlin Shereff
                                                                          Friedman LLP from June
                                                                          1999 through May 2001 and
                                                                          Whitman Breed Abbott &
                                                                          Morgan LLP from September
                                                                          1997 through May 1999.

                            POSITIONS HELD          TERM OF OFFICE
NAME, CONTACT ADDRESS       WITH EACH               AND LENGTH OF         PRINCIPAL OCCUPATIONS
AND DATE OF BIRTH           JPMORGAN TRUST          TIME SERVED           DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
OFFICERS (C0NTINUED)

Thomas J. Smith             Vice President and      Since 2002            Managing Director, Head of
522 Fifth Avenue,           Assistant Secretary                           Compliance for J.P. Morgan
New York, NY 10036;                                                       Chase & Co.'s asset
1955                                                                      management business in the
                                                                          Americas.

Paul M. DeRusso             Assistant Treasurer     Since 2001            Vice President, J.P.
522 Fifth Avenue,                                                         Morgan Investment
New York, NY 10036;                                                       Management Inc.; Manger of
1954                                                                      the Budgeting and Expense
                                                                          Group of Funds
                                                                          Administration Group.

Lai Ming Fung               Assistant Treasurer     Since 2001            Associate, J.P. Morgan
522 Fifth Avenue,                                                         Investment Management
New York, NY 10036;                                                       Inc.; Budgeting Analyst
1974                                                                      for the Budgeting and
                                                                          Expense Group of Funds
                                                                          Administration Group.

Mary D. Squires             Assistant Treasurer     Since 2001            Vice President, J.P.
522 Fifth Avenue,                                                         Morgan Investment
New York, NY 10036;                                                       Management Inc.; Ms.
1955                                                                      Squires has held numerous
                                                                          financial and operations
                                                                          positions supporting the
                                                                          J.P. Morgan Chase
                                                                          organization complex.

Michael Ciotola             Assistant Treasurer     Since 2003            Director of Financial
3435 Stelzer Rd.                                                          Services of BISYS Fund
Columbus, OH 43219                                                        Services, Inc. since
1968                                                                      January 2003; held various
                                                                          positions within BISYS
                                                                          since 1998.

Arthur A. Jensen            Assistant Treasurer     Since 2001            Vice President of
3435 Stelzer Rd.                                                          Financial Services of
Columbus, OH 43219                                                        BISYS Fund Services, Inc.
1966                                                                      since June 2001; formerly
                                                                          Section Manager of
                                                                          Northern Trust Company and
                                                                          Accounting Supervisor at
                                                                          Allstate Insurance
                                                                          Company.

Martin R. Dean              Assistant Treasurer     Since 2001            Vice President of
3435 Stelzer Rd.                                                          Regulatory Services of
Columbus, OH 43219                                                        BISYS Fund Services, Inc.
1963

Alaina Metz                 Assistant Secretary     Since 2001            Chief Administrative
3435 Stelzer Rd.                                                          Officer of BISYS Fund
Columbus, OH 43219                                                        Services, Inc.; formerly,
1967                                                                      Supervisor of the Blue Sky
                                                                          Department of Alliance
                                                                          Capital Management, L.P.

Ryan M. Louvar;             Assistant Secretary     Since 2003            Counsel of Legal Services,
60 State Street,                                                          BISYS Fund Services, Inc.
Suite 1300                                                                since 2000; formerly
Boston, MA 02109;                                                         Attorney at Hill, Farrer &
1972                                                                      Burrill LLP from 1999 to
                                                                          2000 and Knapp Peterson
                                                                          Clarke, PC from 1997 to
                                                                          1999.

Lisa Hurley                 Assistant Secretary     Since 2001            Executive Vice President
60 State Street,                                                          and General Counsel of
Suite 1300                                                                BISYS Fund Services, Inc.
Boston, MA 02109
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

TAX LETTER (UNAUDITED)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2003. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2003. The information necessary to complete your income tax returns for the calendar year ending December 31, 2003 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for the dividends received deduction and the dollar amount of long-term capital gains distributed by the Fund for the fiscal year ended December 31, 2003.

                                                             LONG-TERM
                                    DIVIDENDS RECEIVED   CAPITAL GAINS
                                             DEDUCTION    DISTRIBUTION
FUND
CGF                                               0.00%  $      17,445

For the fiscal year ended December 31, 2003, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND
VALUE OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING EUROPEAN FUND
FLEMING INTERNATIONAL EQUITY FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING JAPAN FUND

SPECIALTY FUNDS

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
MARKET NEUTRAL FUND

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL
    OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

TAXFREE FUNDS

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

MONEY MARKET FUNDS

100% U.S. TREASURY SECURITIES
    MONEY MARKET FUND
CALIFORNIA TAX FREE MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
LIQUID ASSETS MONEY MARKET FUND
NEW YORK TAX FREE MONEY MARKET FUND
PRIME MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

               FUNDS MAY BE REGISTERED UNDER SEPARATE REGISTRANTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with the JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact yourJPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                  PRSRT STD
    600 North Bedford Street                                     U.S. POSTAGE
  East Bridgewater, MA 02333                                         PAID
                                                                  PERMIT 2891
                                                                KANSAS CITY, MO


(C) J.P. Morgan Chase & Co., 2004 All rights reserved.               AN-CGF-1203

JPMORGAN FUNDS


ANNUAL REPORT DECEMBER 31 2003


[GRAPHIC]


U.S. EQUITY FUNDS

GROWTH AND INCOME FUND


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]


JPMORGAN FLEMING ASSET MANAGEMENT is a premier global wealth manager that has been working with affluent investors for over a hundred years. This experience provides us with a keen understanding of the unique needs of the affluent investor's portfolio. The legacy of our EXPERIENCE, coupled with our GLOBAL INTELLECTUAL CAPITAL, is the foundation from which our investment products have been built. We have a worldwide investment presence. This local insight provides us with a global view of every investment decision we make which we believe is crucial in light of the ever-increasing rise of globalization in our marketplace. JPMorgan Fleming Asset Management is an EXPERIENCED PARTNER dedicated to working with your financial advisor to help provide you with a broad array of WEALTH SOLUTIONS.

CONTENTS

President's Letter                               1

JPMorgan Growth and Income Fund
Fund Commentary                                  3

Financial Statements                             6

Notes to Financial Statements                   10

Financial Highlights                            18

Growth and Income Portfolio of Investments      29

Financial Statements                            32

Notes to Financial Statements                   35

Supplementary Data                              39

HIGHLIGHTS

-  Military action and revival in corporate profits drive market recovery

-  Economic growth surprisingly strong

-  Technology stocks and small caps outperform

-  Positive backdrop for equities

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMORGAN GROWTH AND INCOME FUND

PRESIDENT'S LETTER FEBRUARY 17, 2004


          "BETTER-THAN-EXPECTED CORPORATE PROFITS, LOW INTEREST RATES, AND POSITIVE ECONOMIC DATA -- ALL HELPED TO SUSTAIN THE RALLY."

[PHOTO OF GEORGE C.W. GATCH]


DEAR SHAREHOLDER:

We are pleased to present this annual report for the JPMorgan U.S. Equity Funds. Inside, you will find information detailing the performance of the Funds for the year ended December 31, 2003, along with reports from the Portfolio Managers.

PROFIT INCREASES END THREE-YEAR BEAR MARKET

While the market declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty, by mid-March it began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq and acquired momentum in the following months. Utterances by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June) fuelled the rally. In addition, Congress approved the Bush Administration's $350 billion package of tax cuts in an attempt to boost consumer demand. By the fourth-quarter, there was a clear trend of recovering economic growth, with third-quarter GDP growth reported at a surprisingly buoyant 7.2%. Better-than-expected corporate profits, low interest rates, and positive economic data -- including evidence of manufacturing growth and business spending all helped to sustain the rally.

DIVERGENT PERFORMANCES

The market's rise was far from uniform, however. While the broad-based S&P 500 Index rose 28.7% during the year, the greatest gains were among the technology and small cap stocks that surged on a wave of market liquidity. The technology-laden NASDAQ climbed 50.8% and the Russell 2000 Index of small stocks 47.3%. What the indices do not show is that the biggest increases of all were among low quality, non-earning stocks that investors had chosen not to own in the bear market. For fund managers, 2003 was a year when great gains were made for investors, although it was sometimes difficult to outperform benchmark indices. Fund managers prefer to invest in higher quality stocks, with sustainable earnings growth, which tend to outperform over time.

OUTLOOK

As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. From an economic perspective, there is a hint of a "Goldilocks" economy (not too hot, not too cold, but just right), with a healthy combination of strong earnings growth and low inflation. Furthermore, election years have historically seen substantial increases in equity prices, with small company stocks outperforming.

In this case, 2003's enormous fiscal and monetary stimuli have primed the economy.

IMPORTANT MERGER NEWS

As you may know, JPMorgan Chase and Bank One have agreed to combine forces by mid-2004, subject to approval by the Firms' shareholders and certain regulatory agencies. The merger is compelling both strategically and financially. It will create a new institution with a more balanced business mix between wholesale and retail, leading to greater earnings consistency. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. We will have an extraordinarily talented team that shares common values and a strong client orientation.

All of us at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,

/s/ George C.W. Gatch
George C.W. Gatch
President
JPMorgan Funds





                                   UNAUDITED

JPMORGAN GROWTH AND INCOME FUND

AS OF DECEMBER 31, 2003        (Unaudited)

                                   FUND FACTS
                                   Fund Inception                      9/23/1987
                                   Fiscal Year End                   DECEMBER 31
                                   Net Assets as of 12/31/2003
                                   (In Millions)                          $693.5
                                   Primary Benchmark               S&P 500/BARRA
                                                                     VALUE INDEX

Q. HOW DID THE FUND PERFORM?

A: JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends, gained 26.27% (Class A shares, without sales charge) during the year ended December 31, 2003. This compares with a 31.8% return from the Fund's benchmark, the S&P/BARRA Value Index.

Q: WHY DID THE FUND PERFORM THIS WAY?

A: Against a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results by many companies, substantial tax cuts and evidence of a strong recovery, 2003 turned out to be a strong year for equities. Despite the Fund's solid gains for the period, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and/or highly leveraged segments of the market that have been the driving force behind the rally.

   The primary drag on the Fund's relative performance was an underweight position in the resurging Information Technology sector, which in turn was propelled by the strength of semiconductor stocks. Additionally, the Fund's Telecommunications holdings negatively impacted performance. Within the Telecommunications sector, investors rotated out of the regulated wireline players, where the portfolio is overweight, and into the wireless names, where the portfolio is under weight.

   There were a number of bright spots in the Fund's performance during the year, particularly in the consumer discretionary sector where your portfolio manager was able to add value. In particular, an overweight position in media names such as, Liberty Media, EchoStar Communications, and Hughes Electronics, aided the fund's performance.

Q: HOW WAS THE FUND MANAGED?

A: The portfolio manager's focus remains on stock selection, believing that quality companies -- regardless of their economic sector -- trading at attractive valuations will outperform in the long-term. The portfolio manager sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends.

   During the period we did increase the Fund's weighting in the Consumer Discretionary sector, where we added names such as Washington Post and Home Depot.

[CHART]

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

Finance & Insurance                              34.6%
Consumer Goods & Services                        24.1%
Energy                                           11.6%
Industrial Products & Services                    8.4%
Telecommunications                                6.8%
Technology                                        6.6%
Utilities                                         3.4%
Pharmaceuticals                                   1.7%
REITs                                             1.5%
Health Services & Systems                         1.0%
Short-Term Investments                            0.3%

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2003

1. Citigroup, Inc.                                 4.7%
2. Exxon Mobil Corp.                               3.9%
3. Verizon Communications, Inc.                    2.3%
4. Altria Group, Inc.                              2.2%
5. American International Group, Inc.              2.1%
6. ChevronTexaco Corp.                             2.1%
7. SBC Communications, Inc.                        2.0%
8. Golden West Financial Corp.                     2.0%
9. ConocoPhillips                                  2.0%
10.Freddie Mac                                     1.9%

Top 10 equity holdings comprised 25.2% of the Portfolio's market value of investments ($282,556 in thousands). As of December 31, 2003, the Fund held 92 equity holdings. Portfolio holdings are subject to change at any time.

AVERAGE ANNUAL TOTAL RETURNS

                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
CLASS A SHARES

     Without Sales Charge                 26.27%    (3.52%)    (0.50%)     7.80%
        With Sales Charge*                19.02%    (5.41%)    (1.67%)     7.17%

CLASS B SHARES

             Without CDSC                 25.66%    (4.01%)    (1.00%)     7.36%
                With CDSC**               20.66%    (4.96%)    (1.29%)     7.36%

CLASS C SHARES

             Without CDSC                 25.64%    (4.00%)    (1.00%)     7.08%
                With CDSC**               24.64%    (4.00%)    (1.00%)     7.08%

SELECT SHARES                             26.78%    (2.64%)     0.20%      8.31%

  * Sales Charge for Class A Shares is 5.75%.
 ** Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 3% CDSC for the three year period, 2% CDSC for the five year period and 0% for the ten year period.
*** Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

[CHART]

TEN-YEAR FUND PERFORMANCE (12/31/93 TO 12/31/03)

         JPMORGAN GROWTH & INCOME FUND (CLASS A)    S&P 500/BARRA VALUE INDEX   LIPPER LARGE-CAP VALUE FUNDS INDEX
Dec-93   $                                 9,425    $                  10,000   $                           10,000
Jan-94   $                                 9,714    $                  10,466   $                           10,326
Feb-94   $                                 9,539    $                  10,087   $                           10,078
Mar-94   $                                 9,173    $                   9,673   $                            9,660
Apr-94   $                                 9,155    $                   9,877   $                            9,780
May-94   $                                 9,223    $                  10,041   $                            9,921
Jun-94   $                                 9,046    $                   9,762   $                            9,681
Jul-94   $                                 9,216    $                  10,092   $                            9,964
Aug-94   $                                 9,520    $                  10,378   $                           10,368
Sep-94   $                                 9,323    $                  10,013   $                           10,097
Oct-94   $                                 9,416    $                  10,231   $                           10,263
Nov-94   $                                 9,080    $                   9,817   $                            9,906
Dec-94   $                                 9,103    $                   9,937   $                           10,017
Jan-95   $                                 9,184    $                  10,207   $                           10,198
Feb-95   $                                 9,551    $                  10,603   $                           10,577
Mar-95   $                                 9,817    $                  10,895   $                           10,825
Apr-95   $                                 9,971    $                  11,254   $                           11,140
May-95   $                                10,308    $                  11,755   $                           11,553
Jun-95   $                                10,571    $                  11,844   $                           11,804
Jul-95   $                                11,042    $                  12,253   $                           12,177
Aug-95   $                                11,108    $                  12,357   $                           12,251
Sep-95   $                                11,307    $                  12,787   $                           12,691
Oct-95   $                                11,091    $                  12,587   $                           12,589
Nov-95   $                                11,522    $                  13,247   $                           13,134
Dec-95   $                                11,612    $                  13,614   $                           13,347
Jan-96   $                                12,024    $                  14,021   $                           13,758
Feb-96   $                                12,135    $                  14,153   $                           13,912
Mar-96   $                                12,362    $                  14,484   $                           14,063
Apr-96   $                                12,536    $                  14,632   $                           14,254
May-96   $                                12,700    $                  14,852   $                           14,517
Jun-96   $                                12,657    $                  14,781   $                           14,526
Jul-96   $                                12,084    $                  14,157   $                           13,957
Aug-96   $                                12,506    $                  14,548   $                           14,320
Sep-96   $                                13,075    $                  15,171   $                           15,021
Oct-96   $                                13,264    $                  15,685   $                           15,338
Nov-96   $                                14,120    $                  16,885   $                           16,436
Dec-96   $                                13,861    $                  16,608   $                           16,159
Jan-97   $                                14,622    $                  17,374   $                           16,975
Feb-97   $                                14,615    $                  17,501   $                           17,111
Mar-97   $                                14,041    $                  16,902   $                           16,457
Apr-97   $                                14,604    $                  17,536   $                           17,189
May-97   $                                15,451    $                  18,635   $                           18,179
Jun-97   $                                16,044    $                  19,347   $                           18,937
Jul-97   $                                17,315    $                  20,895   $                           20,365
Aug-97   $                                16,688    $                  19,951   $                           19,494
Sep-97   $                                17,571    $                  21,120   $                           20,492
Oct-97   $                                17,089    $                  20,342   $                           19,873
Nov-97   $                                17,626    $                  21,118   $                           20,525
Dec-97   $                                17,954    $                  21,586   $                           20,759
Jan-98   $                                17,864    $                  21,321   $                           20,788
Feb-98   $                                19,129    $                  22,920   $                           22,156
Mar-98   $                                20,011    $                  24,082   $                           23,139
Apr-98   $                                20,149    $                  24,366   $                           23,375
May-98   $                                19,633    $                  24,023   $                           22,978
Jun-98   $                                20,006    $                  24,205   $                           23,408
Jul-98   $                                19,386    $                  23,680   $                           23,003
Aug-98   $                                16,422    $                  19,872   $                           19,863
Sep-98   $                                17,565    $                  21,080   $                           20,818
Oct-98   $                                18,643    $                  22,731   $                           22,486
Nov-98   $                                19,173    $                  23,915   $                           23,632
Dec-98   $                                20,486    $                  24,755   $                           24,545
Jan-99   $                                20,672    $                  25,255   $                           24,952
Feb-99   $                                19,808    $                  24,712   $                           24,381
Mar-99   $                                20,478    $                  25,460   $                           25,122
Apr-99   $                                21,655    $                  27,655   $                           26,602
May-99   $                                21,454    $                  27,166   $                           26,147
Jun-99   $                                22,166    $                  28,209   $                           27,300
Jul-99   $                                21,348    $                  27,340   $                           26,524
Aug-99   $                                20,752    $                  26,648   $                           26,042
Sep-99   $                                20,026    $                  25,606   $                           25,078
Oct-99   $                                21,033    $                  27,053   $                           26,287
Nov-99   $                                21,168    $                  26,893   $                           26,379
Dec-99   $                                22,144    $                  27,905   $                           27,191
Jan-00   $                                21,615    $                  27,017   $                           26,041
Feb-00   $                                20,860    $                  25,329   $                           24,945
Mar-00   $                                22,884    $                  27,971   $                           27,230
Apr-00   $                                22,591    $                  27,783   $                           26,928
May-00   $                                22,103    $                  27,869   $                           26,946
Jun-00   $                                21,800    $                  26,768   $                           26,650
Jul-00   $                                22,195    $                  27,304   $                           26,530
Aug-00   $                                23,526    $                  29,133   $                           28,066
Sep-00   $                                22,809    $                  29,127   $                           27,623
Oct-00   $                                22,898    $                  29,672   $                           27,844
Nov-00   $                                21,615    $                  28,153   $                           26,649
Dec-00   $                                22,247    $                  29,603   $                           27,723
Jan-01   $                                22,227    $                  30,852   $                           27,953
Feb-01   $                                21,000    $                  28,806   $                           26,606
Mar-01   $                                19,990    $                  27,669   $                           25,571
Apr-01   $                                21,465    $                  29,544   $                           27,021
May-01   $                                21,697    $                  29,855   $                           27,456
Jun-01   $                                20,853    $                  28,887   $                           26,709
Jul-01   $                                20,700    $                  28,388   $                           26,527
Aug-01   $                                19,390    $                  26,747   $                           25,286
Sep-01   $                                17,870    $                  24,206   $                           23,314
Oct-01   $                                17,977    $                  24,206   $                           23,465
Nov-01   $                                18,984    $                  25,743   $                           24,969
Dec-01   $                                19,252    $                  26,134   $                           25,346
Jan-02   $                                19,051    $                  25,418   $                           24,877
Feb-02   $                                18,998    $                  25,192   $                           24,741
Mar-02   $                                19,824    $                  26,482   $                           25,832
Apr-02   $                                18,821    $                  25,155   $                           24,731
May-02   $                                19,002    $                  25,256   $                           24,763
Jun-02   $                                17,738    $                  23,662   $                           23,037
Jul-02   $                                16,137    $                  21,104   $                           21,047
Aug-02   $                                16,272    $                  21,250   $                           21,188
Sep-02   $                                14,529    $                  18,821   $                           18,739
Oct-02   $                                15,837    $                  20,385   $                           20,114
Nov-02   $                                16,610    $                  21,818   $                           21,375
Dec-02   $                                15,823    $                  20,683   $                           20,358
Jan-03   $                                15,408    $                  20,117   $                           19,873
Feb-03   $                                14,946    $                  19,570   $                           19,376
Mar-03   $                                14,914    $                  19,544   $                           19,365
Apr-03   $                                16,249    $                  21,477   $                           20,999
May-03   $                                17,353    $                  23,058   $                           22,293
Jun-03   $                                17,557    $                  23,226   $                           22,547
Jul-03   $                                17,749    $                  23,742   $                           22,860
Aug-03   $                                18,015    $                  24,255   $                           23,247
Sep-03   $                                17,716    $                  23,816   $                           22,986
Oct-03   $                                18,665    $                  25,445   $                           24,255
Nov-03   $                                18,938    $                  25,674   $                           24,553
Dec-03   $                                19,983    $                  27,260   $                           26,059

Source: Lipper Analytical Services, Inc. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The Fund commenced operations on 9/23/87.

Returns for the Class B Shares prior to 11/4/93 (offering date of the Class B Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class B Shares.

Returns for the Select Shares prior to 1/25/96 (offering date of the Select Shares) are calculated using the historical expenses of the Class A Shares, which are higher than the expenses of the Select Shares.

Returns for the Class C Shares prior to 1/2/98 (offering date of the Class C Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/BARRA Value Index, and Lipper Large-Cap Value Funds Index from December 31, 1993 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a sales charge. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500/BARRA Value Index contains large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $2,500 minimum initial deposit and carry a 5.75% sales charge.

Certain fees and expenses of the Fund are currently being waived and reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower. Also, all performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES            AS OF DECEMBER 31, 2003

(Amounts in thousands, except per share amounts)

ASSETS:

Investment in Growth and Income
Portfolio, at value                                       $    695,310
----------------------------------------------------------------------
Receivables:
----------------------------------------------------------------------
    Fund shares sold                                                24
----------------------------------------------------------------------
    Expense reimbursements                                           1
======================================================================
Total Assets                                                   695,335
======================================================================

LIABILITIES:

Payables:
    Distributions                                                    1
----------------------------------------------------------------------
    Fund shares redeemed                                           866
----------------------------------------------------------------------
Accrued liabilities:
----------------------------------------------------------------------
    Shareholder servicing fees                                     120
----------------------------------------------------------------------
    Distribution fees                                              184
----------------------------------------------------------------------
    Trustees' fees - deferred
----------------------------------------------------------------------
    compensation plan                                              156
    Other                                                          512
======================================================================
Total Liabilities                                                1,839
======================================================================
NET ASSETS:                                                    693,496
======================================================================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

NET ASSETS:

Paid in capital                                           $    666,801
----------------------------------------------------------------------
Accumulated undistributed
(overdistributed) net investment income                           (191)
----------------------------------------------------------------------
Accumulated net realized gain (loss)
on investment in Portfolio                                     (89,726)
----------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investment
in Portfolio                                                   116,612
======================================================================
Total Net Assets                                          $    693,496
======================================================================

Shares of beneficial interest outstanding
($0.001 par value; unlimited
number of shares authorized):
----------------------------------------------------------------------
    Class A                                                     20,896
----------------------------------------------------------------------
    Class B                                                      2,667
----------------------------------------------------------------------
    Class C                                                        217
----------------------------------------------------------------------
    Select                                                          41
----------------------------------------------------------------------
Net Asset Value:
----------------------------------------------------------------------
    Class A (and redemption price)                        $      29.18
----------------------------------------------------------------------
    Class B *                                             $      28.67
----------------------------------------------------------------------
    Class C *                                             $      27.74
----------------------------------------------------------------------
    Select (and redemption price)                         $      30.02
----------------------------------------------------------------------
Class A Maximum Public Offering
Price Per Share (net asset value per
share/94.25%)                                             $      30.96
======================================================================

* Redemption price may be reduced by contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003
(Amounts in thousands)

INVESTMENT INCOME:

Allocated investment income
from Portfolio                                            $     14,865
----------------------------------------------------------------------
Allocated expenses from Portfolio                               (3,246)
======================================================================
Total investment income                                         11,619
======================================================================

EXPENSES:

Administration fees                                                699
----------------------------------------------------------------------
Shareholder servicing fees                                       1,747
----------------------------------------------------------------------
Distribution fees                                                2,140
----------------------------------------------------------------------
Printing and postage                                               100
----------------------------------------------------------------------
Professional fees                                                   45
----------------------------------------------------------------------
Registration expenses                                               70
----------------------------------------------------------------------
Transfer agent fees                                              2,363
----------------------------------------------------------------------
Trustees' fees                                                       5
----------------------------------------------------------------------
Accounting fees                                                     64
----------------------------------------------------------------------
Other                                                               69
======================================================================
Total expenses                                                   7,302
======================================================================
Less amounts waived                                              1,049
----------------------------------------------------------------------
Less expense reimbursements                                         17
======================================================================
    Net expenses                                                 6,236
======================================================================
Net investment income (loss)                                     5,383
======================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) allocated
from Portfolio                                            $    (52,619)
----------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation)
allocated from Portfolio                                       209,514
----------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                                 156,895
======================================================================
Net increase (decrease) in net assets
from operations                                           $    162,278
======================================================================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS      FOR THE PERIODS INDICATED

(Amounts in thousands)

                                                                 YEAR ENDED      YEAR ENDED
                                                                   12/31/03        12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:

Net investment income (loss)                                   $      5,383    $      6,461
-------------------------------------------------------------------------------------------
Net realized gain (loss) allocated
from Portfolio                                                      (52,619)        (35,742)
-------------------------------------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) allocated from Portfolio                             209,514        (145,904)
===========================================================================================
    Increase (decrease) in net assets
    from operations                                                 162,278        (175,185)
===========================================================================================

DISTRIBUTIONS TO
SHAREHOLDERS FROM:

Net investment income                                                (5,522)         (6,124)
-------------------------------------------------------------------------------------------
Net realized gain on
investment transactions                                                  --          (7,200)
-------------------------------------------------------------------------------------------
Total distributions to shareholders                                  (5,522)        (13,324)
-------------------------------------------------------------------------------------------
Increase (decrease) from capital
share transactions                                                 (168,592)       (171,948)
===========================================================================================
    Total increase (decrease) in
    net assets                                                      (11,836)       (360,457)
===========================================================================================

NET ASSETS:

Beginning of period                                                 705,332       1,065,789
===========================================================================================
End of period                                                  $    693,496    $    705,332
===========================================================================================
Accumulated undistributed
(overdistributed) net
investment income                                              $       (191)   $        (52)
===========================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
J.P. Morgan Mutual Fund Group ("JPMMFG" or the "Trust") was organized on May 11, 1987 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end management investment company. JPMorgan Growth and Income Fund ("GIF" or the "Fund") is a separate series of the Trust. The Fund offers Class A, Class B, Class C and Select shares.

JPMMFG was formerly named Mutual Fund Group. The name change went into effect May 1, 2003.

Class A shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different transfer agent, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Fund's prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUNDS:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund utilizes a Master Feeder Fund Structure and seeks to achieve its investment objective by investing all of its investable assets in the Growth and Income Portfolio (the "Portfolio") which, like the Fund, is an open-end management investment company having the same investment objective as the Fund. As of December 31, 2003, the Fund owned 61.9% of the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

A. VALUATION OF INVESTMENTS -- The Fund records its investments in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to the Portfolio's financial statements.

B. INVESTMENT INCOME AND EXPENSES -- The Fund records daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

C. ALLOCATION OF INCOME AND EXPENSES -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

D. FEDERAL INCOME TAXES -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income tax or excise tax is necessary.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

F. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit, insurance and reporting services.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. DISTRIBUTION FEE -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JPMFD" or "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trusts' exclusive underwriter and promotes and arranges for the sale of the Fund's shares. JPMFD receives no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A, Class B, and Class C shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets of 0.25% for Class A shares and 0.75% for Class B and Class C shares, respectively.

In addition, JPMFD receives the contingent deferred sales charge ("CDSC") from redemptions of Class B and C shares.

The Distributor waived fees as outlined in Note 3.D.

B. SHAREHOLDER SERVICING FEE -- The Trust has entered into a Shareholder Servicing Agreement on behalf of the Fund with JPMCB under which JPMCB provides account administration and personal account maintenance service to shareholders. For performing these services, JPMCB receives a fee that is computed daily and paid monthly equal to 0.25% of the average daily net assets of each share class.

JPMCB may enter into contracts with certain entities under which it will pay all or a portion of the annual fee to such entities for performing shareholder and administrative services.

In addition, JPMCB, Charles Schwab & Co. ("Schwab") and the Trusts are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes shares of the Fund available to customers of investment advisers and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the servicing agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trusts and JPMCB are terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

JPMCB waived fees as outlined in Note 3.D.

C. ADMINISTRATION FEE -- Pursuant to the Administration Agreement, JPMCB (the "Administrator") provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate equal to 0.10% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex and 0.025% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Fund's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The Administrator has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed the percentage of its respective average daily net assets of 1.30%, 1.80%, 1.80%, and 0.90% of class A, Class B, Class C, and Select class shares, respectively.

The expense limitation percentages are due to expire April 30, 2005.

The Administrator waived fees and reimbursed expenses as outlined in Note 3.D.

D. WAIVERS AND REIMBURSEMENTS -- For the year ended December 31, 2003, the Fund's vendors waived fees and the Administrator contractually reimbursed expenses as follows (amounts in thousands):

                                                   CONTRACTUAL WAIVERS
                                          ---------------------------------------
                                                           SHAREHOLDER                 CONTRACTUAL
                                          ADMINISTRATION     SERVICING      TOTAL   REIMBURSEMENTS
                                               $     699      $    350   $  1,049         $     17
--------------------------------------------------------------------------------------------------

E. OTHER Certain officers of the Trusts are officers of JPMorgan or of BISYS or their subsidiaries.

4. CLASS SPECIFIC EXPENSES
The Fund's class specific expenses for the year ended December 31, 2003, are as follows (amounts in thousands):

                                                                  SHAREHOLDER
                                                                    SERVICING   DISTRIBUTION   TRANSFER AGENT
Class A                                                             $   1,548     $    1,548        $   2,079
-------------------------------------------------------------------------------------------------------------
Class B                                                                   184            552              247
-------------------------------------------------------------------------------------------------------------
Class C                                                                    13             40               18
-------------------------------------------------------------------------------------------------------------
Select                                                                      2             --               19
=============================================================================================================
                                                                    $   1,747     $    2,140        $   2,363
-------------------------------------------------------------------------------------------------------------

5. CLASS SPECIFIC DISTRIBUTIONS
The Fund's class specific distributions from net investment income and realized gain on investment transactions for the year ended December 31, 2003, and the year ended December 31, 2002, are as follows (amounts in thousands):

                                               YEAR ENDED 12/31/03                   YEAR ENDED 12/31/02
                                       -----------------------------------------------------------------------
                                                     NET                                   NET
                                       INVESTMENT INCOME   REALIZED GAIN     INVESTMENT INCOME   REALIZED GAIN
Class A                                        $   5,191        $     --             $   5,792        $  6,083
--------------------------------------------------------------------------------------------------------------
Class B                                              293              --                   283           1,041
--------------------------------------------------------------------------------------------------------------
Class C                                               27              --                    21              52
--------------------------------------------------------------------------------------------------------------
Select                                                11              --                    28              24
--------------------------------------------------------------------------------------------------------------
                                               $   5,522        $     --             $   6,124        $  7,200
--------------------------------------------------------------------------------------------------------------

6. FEDERAL INCOME TAX MATTERS
The tax character of distributions paid during the period ended December 31, 2003 and December 31, 2002 were as follows (amounts in thousands):

                                                                   LONG-TERM
                                                   ORDINARY          CAPITAL       RETURN OF             TOTAL
PERIOD ENDED                                         INCOME             GAIN         CAPITAL     DISTRIBUTIONS
December 31, 2003                                   $ 5,522          $    --          $   --          $  5,522
--------------------------------------------------------------------------------------------------------------
December 31, 2002                                   $ 6,124          $ 7,200          $   --          $ 13,324
--------------------------------------------------------------------------------------------------------------

Current distributable
ordinary income                                 $      74
---------------------------------------------------------
Plus/Less: cumulative timing
differences                                          (265)
---------------------------------------------------------
Undistributed ordinary
income or overdistribution of
ordinary income                                 $    (191)
---------------------------------------------------------
Current distributable long-term
capital gain or (tax basis
capital loss carryover)                         $ (78,346)
---------------------------------------------------------
Plus/Less: cumulative timing
differences                                            --
---------------------------------------------------------
Undistributed long-term gains/
accumulated capital loss                        $ (78,346)
---------------------------------------------------------
Unrealized appreciation
(depreciation)                                  $        *
---------------------------------------------------------

* The Net Unrealized appreciation/ depreciation of the fund's investment in the Portfolio consists of an allocated portion of the Portfolio appreciation/ depreciation.

The cummulative timing difference account primarily consists of deferred compensation.

At December 31, 2003, the Fund had a capital loss carryover, which will be available to offset future capital gains. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to the shareholders (amounts in thousand):

                            AMOUNT   EXPIRATION DATE
                         $   7,204        12/31/2010
----------------------------------------------------
                         $  71,142        12/31/2011
----------------------------------------------------
 Total                   $  78,346
----------------------------------------------------

Capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has no post-October realized losses.

7. BANK BORROWINGS
Pursuant to a Line of Credit Agreement dated April 17, 2003, the Fund may borrow money for temporary or emergency purposes. The Fund has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Fund also pays a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Fund had entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement expired on April 16, 2003. The commitment fee is included in Other expenses on the Statement of Operations.

The Fund had no borrowings outstanding at December 31, 2003, nor at anytime during the year then ended.

8. CONCENTRATIONS AND INDEMNIFICATIONS
From time to time, the Fund may have a concentration of several shareholders which may be a related party, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund can expect the risk of loss to be remote.

9. SUBSEQUENT EVENT
On January 14, 2004, J.P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

                                        10. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows for the periods presented (amounts in thousands):

                                                                                   YEAR ENDED         YEAR ENDED
                                                                            DECEMBER 31, 2003  DECEMBER 31, 2002
CLASS A SHARES

AMOUNT

    Shares sold                                                                   $    21,322        $    72,477
----------------------------------------------------------------------------------------------------------------
    Shares issued in reinvestment
    of distributions                                                                    4,804             11,008
----------------------------------------------------------------------------------------------------------------
    Shares redeemed                                                                  (170,999)          (184,897)
================================================================================================================
    Net increase (decrease) in Fund
    shares outstanding                                                            $  (144,873)       $  (101,412)
================================================================================================================
SHARES

    Shares sold                                                                           894              2,747
----------------------------------------------------------------------------------------------------------------
    Shares issued in reinvestment
    of distributions                                                                      192                431
----------------------------------------------------------------------------------------------------------------
    Shares redeemed                                                                    (6,581)            (7,168)
================================================================================================================
    Net increase (decrease) in Fund
    shares outstanding                                                                 (5,495)            (3,990)
================================================================================================================

CLASS B SHARES

AMOUNT

    Shares sold                                                                   $     3,700        $     4,255
----------------------------------------------------------------------------------------------------------------
    Shares issued in reinvestment
    of distributions                                                                      265              1,209
----------------------------------------------------------------------------------------------------------------
    Shares redeemed                                                                   (28,062)           (73,250)
================================================================================================================
    Net increase (decrease) in Fund
    shares outstanding                                                            $   (24,097)       $   (67,786)
================================================================================================================
SHARES

    Shares sold                                                                           148                163
----------------------------------------------------------------------------------------------------------------
    Shares issued in reinvestment
    of distributions                                                                       11                 48
----------------------------------------------------------------------------------------------------------------
    Shares redeemed                                                                    (1,189)            (2,855)
================================================================================================================
    Net increase (decrease) in Fund
    shares outstanding                                                                 (1,030)            (2,644)
================================================================================================================

                                        10. CAPITAL SHARE TRANSACTIONS

                                                                                   YEAR ENDED         YEAR ENDED
                                                                            DECEMBER 31, 2003  DECEMBER 31, 2002
CLASS C SHARES

AMOUNT

    Shares sold                                                                   $       525        $       696
----------------------------------------------------------------------------------------------------------------
    Shares issued in reinvestment
    of distributions                                                                       24                 69
----------------------------------------------------------------------------------------------------------------
    Shares redeemed                                                                      (833)            (1,835)
================================================================================================================
    Net increase (decrease) in Fund
    shares outstanding                                                            $      (284)       $    (1,070)
================================================================================================================
SHARES

    Shares sold                                                                            22                 28
----------------------------------------------------------------------------------------------------------------
    Shares issued in reinvestment
    of distributions                                                                        1^                 3
----------------------------------------------------------------------------------------------------------------
    Shares redeemed                                                                       (35)               (74)
================================================================================================================
    Net increase (decrease) in Fund
    shares outstanding                                                                    (12)               (43)
================================================================================================================

SELECT SHARES

AMOUNT

    Shares sold                                                                   $       782        $       591
----------------------------------------------------------------------------------------------------------------
    Shares issued in reinvestment
    of distributions                                                                       11                 43
----------------------------------------------------------------------------------------------------------------
    Shares redeemed                                                                      (131)            (2,314)
================================================================================================================
    Net increase (decrease) in Fund
    shares outstanding                                                            $       662        $    (1,680)
================================================================================================================
SHARES

    Shares sold                                                                            30                 20
----------------------------------------------------------------------------------------------------------------
    Shares issued in reinvestment
    of distributions                                                                       --^                 2
----------------------------------------------------------------------------------------------------------------
    Shares redeemed                                                                        (5)              (104)
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in Fund
    shares outstanding                                                                     25                (82)
================================================================================================================

^ Amount rounds to less than one thousand.

JPMORGAN GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS

CLASS A SHARES

                                                      YEAR         YEAR       11/1/01                  YEAR ENDED
                                                     ENDED        ENDED       THROUGH   -----------------------------------------
                                                  12/31/03     12/31/02     12/31/01^     10/31/01       10/31/00       10/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $    23.31   $    28.83    $    26.95   $    40.71    $      43.65   $      43.24
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                      0.21@        0.21@         0.03         0.19            0.09@          0.18@
    Net gains or losses on securities
    (both realized and unrealized)                    5.88        (5.31)         1.88        (8.04)           3.31           5.07
=================================================================================================================================
    Total from investment operations                  6.09        (5.10)         1.91        (7.85)           3.40           5.25
=================================================================================================================================
LESS DISTRIBUTIONS:
    Dividends from net investment income              0.22         0.21          0.03         0.21            0.03           0.17
    Distributions from capital gains                    --         0.21            --         5.70            6.31           4.67
=================================================================================================================================
    Total distributions                               0.22         0.42          0.03         5.91            6.34           4.84
=================================================================================================================================
Net asset value, end of period                  $    29.18   $    23.31    $    28.83   $    26.95    $      40.71   $      43.65
=================================================================================================================================
TOTAL RETURN(1)(a)                                   26.27%      (17.81)%        7.09%      (21.50)%          8.88%         12.82%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (millions)        $      610   $      615    $      876   $      833    $      1,131   $      1,385
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
    Net expenses*                                     1.30%        1.30%         1.30%        1.30%           1.30%          1.26%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                      0.83%        0.81%         0.62%        0.59%           0.23%          0.41%
---------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers
    and reimbursements*                               1.45%        1.44%         1.30%        1.32%           1.30%          1.26%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)
    without waivers and reimbursements                0.68%        0.67%         0.62%        0.57%           0.23%          0.41%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(a)~                             37%          70%            0%          12%             30%           125%
==================================================================================================================================

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, of which the Fund invested all of its investable assets.
  * Includes expenses allocated from portfolio

                                              SEE NOTES TO FINANCIAL STATEMENTS.

CLASS B SHARES

Caption>
                                                      YEAR         YEAR       11/1/01                  YEAR ENDED
                                                     ENDED        ENDED       THROUGH   -----------------------------------------
                                                  12/31/03     12/31/02     12/31/01^     10/31/01        10/31/00       10/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $    22.91   $    28.32    $    26.48   $    40.09    $    43.25     $      42.92
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                      0.08@        0.08@         0.01         0.02           (0.11)@        (0.04)@
    Net gains or losses on securities
    (both realized and unrealized)                    5.78        (5.21)         1.83        (7.89)           3.26           5.04
=================================================================================================================================
    Total from investment operations                  5.86        (5.13)         1.84        (7.87)           3.15           5.00
=================================================================================================================================
LESS DISTRIBUTIONS:
    Dividends from net investment income              0.10         0.07            --         0.04              --             --
    Distributions from capital gains                    --         0.21            --         5.70            6.31           4.67
=================================================================================================================================
    Total distributions                               0.10         0.28            --         5.74            6.31           4.67
=================================================================================================================================
Net asset value, end of period                  $    28.67   $    22.91    $    28.32   $    26.48    $      40.09   $      43.25
=================================================================================================================================
TOTAL RETURN(1)(a)                                   25.66%      (18.21)%        6.95%      (21.90)%          8.32%         12.29%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (millions)        $       76   $       85    $      180   $      185    $        409   $        528
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
    Net expenses*                                     1.80%        1.80%         1.80%        1.80%           1.80%          1.76%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                      0.32%        0.30%         0.12%        0.10%          (0.27)%        (0.09)%
---------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers
    and reimbursements*                               2.00%        1.95%         1.80%        1.82%           1.80%          1.76%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)
    without waivers and reimbursements                0.12%        0.15%         0.12%        0.08%          (0.27)%        (0.09)%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(a)~                             37%          70%            0%          12%             30%           125%
=================================================================================================================================

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, of which the Fund invested all of its investable assets.
  * Includes expenses allocated from portfolio

SEE NOTES TO FINANCIAL STATEMENTS.

CLASS C SHARES

                                                       YEAR         YEAR       11/1/01                  YEAR ENDED
                                                      ENDED        ENDED       THROUGH   -----------------------------------------
                                                   12/31/03     12/31/02      12/31/01^    10/31/01        10/31/00       10/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $    22.19   $    27.47    $    25.68   $    39.10    $      42.34   $      42.13
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                      0.08@        0.08@         0.01         0.05           (0.11)@        (0.03)@
    Net gains or losses on securities
    (both realized and unrealized)                    5.59        (5.06)         1.78        (7.70)           3.18           4.94
=================================================================================================================================
    Total from investment operations                  5.67        (4.98)         1.79        (7.65)           3.07           4.91
=================================================================================================================================
LESS DISTRIBUTIONS:
    Dividends from net investment income              0.12         0.09            --         0.07              --           0.03
    Distributions from capital gains                    --         0.21            --         5.70            6.31           4.67
=================================================================================================================================
    Total distributions                               0.12         0.30            --         5.77            6.31           4.70
=================================================================================================================================
Net asset value, end of period                  $    27.74   $    22.19    $    27.47   $    25.68    $      39.10   $      42.34
=================================================================================================================================
TOTAL RETURN(1)(a)                                   25.64%      (18.21%)        6.97%      (21.89%)          8.31%         12.29%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (millions)        $        6   $        5    $        7   $        7    $          9   $         10
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
    Net expenses*                                     1.80%        1.80%         1.80%        1.80%           1.80%          1.76%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                      0.32%        0.31%         0.12%        0.09%          (0.27%)        (0.07%)
---------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers and
    reimbursements*                                   2.00%        1.94%         1.80%        1.82%           1.80%          1.76%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)
    without waivers and reimbursements                0.12%        0.17%         0.12%        0.07%          (0.27%)        (0.07%)
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(a)~                             37%          70%            0%          12%             30%           125%
=================================================================================================================================

  ^ The Fund changed its fiscal year end from October 31 to December 31.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any deferred sales load.
(a) Not annualized for periods less than one year.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, of which the Fund invested all of its investable assets.
  * Includes expenses allocated from portfolio

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SELECT CLASS SHARES

                                                       YEAR         YEAR       11/1/01                  YEAR ENDED
                                                      ENDED        ENDED       THROUGH   -----------------------------------------
                                                   12/31/03     12/31/02      12/31/01^    10/31/01        10/31/00       10/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $    23.98   $    29.64    $    27.72   $    40.99    $      43.89   $      43.43
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                      0.32@        0.32@         0.05         0.14            0.26@          0.35@
    Net gains or losses on securities
    (both realized and unrealized)                    6.05        (5.46)         1.93        (7.53)           3.33           5.12
=================================================================================================================================
    Total from investment operations                  6.37        (5.14)         1.98        (7.39)           3.59           5.47
=================================================================================================================================
LESS DISTRIBUTIONS:
    Dividends from net investment income              0.33         0.31          0.06         0.18            0.18           0.34
    Distributions from capital gains                    --         0.21            --         5.70            6.31           4.67
=================================================================================================================================
    Total distributions                               0.33         0.52          0.06         5.88            6.49           5.01
=================================================================================================================================
Net asset value, end of period                  $    30.02   $    23.98    $    29.64   $    27.72    $      40.99   $      43.89
=================================================================================================================================
TOTAL RETURN(a)                                      26.78%      (17.47%)        7.13%      (20.01%)          9.34%         13.30%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (millions)        $        1   $       --+   $        3   $        3    $          5   $         15
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
    Net expenses*                                     0.90%        0.90%         0.90%        0.89%           0.89%          0.85%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                      1.22%        1.16%         1.02%        0.93%           0.64%          0.80%
---------------------------------------------------------------------------------------------------------------------------------
    Expenses without waivers
    and reimbursements*                               1.00%        1.56%         3.34%        2.07%           0.93%          0.85%
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)
    without waivers and reimbursements                1.12%        0.50%        (1.42%)      (0.25%)          0.60%          0.80%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(a)~                             37%          70%            0%          12%             30%           125%
=================================================================================================================================

 ^  The Fund changed its fiscal year end from October 31 to December 31.
 @  Calculated based upon average shares outstanding.
(a) Not annualized for periods less than one year.
  + Amount rounds to less than one million.
  # Short periods have been annualized.
  ~ The percentages reflect the portfolio turnover of the Growth and Income
    Portfolio, of which the Fund invested all of its investable assets.

  * Includes expenses allocated from portfolio

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN GROWTH AND INCOME FUND

REPORT OF INDEPENDENT AUDITORS


To the Trustees of J.P. Morgan Mutual Fund Group and Shareholders of JPMorgan Growth and Income Fund:


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Growth and Income Fund (a portfolio of J.P. Morgan Mutual Fund Group)(hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

JPMORGAN FUNDS

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

                          POSITIONS                                                    NUMBER OF            OTHER
                          HELD WITH                            PRINCIPAL               PORTFOLIOS IN        DIRECTORSHIPS
                          EACH         TERM OF OFFICE          OCCUPATIONS             JPMORGAN FUND        HELD OUTSIDE
NAME, CONTACT ADDRESS     JPMORGAN     AND LENGTH OF           DURING PAST             COMPLEX(1) OVERSEEN  JPMORGAN FUND
AND YEAR OF BIRTH         TRUST        TIME SERVED             5 YEARS                 BY TRUSTEE           COMPLEX
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;     Trustee      Trustee of Funds that   Retired; Vice           69                   None
522 Fifth Avenue,                      are series of JPMIF     President and
New York, NY 10036;                    since 2001, Funds that  Treasurer of
1941                                   are series of MFSG      Ingersoll-Rand Company
                                       since 1996 and Funds    (manufacturer of
                                       that are series of MFG  industrial equipment)
                                       since 1987.             (1972-2000)

Roland R. Eppley, Jr.;    Trustee      Trustee of Funds that   Retired                 69                   Director, Janel Hydro,
522 Fifth Avenue,                      are series of JPMIF                                                  Inc. (1993-Present)
New York, NY 10036;                    since 2001, Funds that
1932                                   are series of MFSG
                                       since 1996 and Funds
                                       that are series of MFG
                                       since 1989.

Ann Maynard Gray;         Trustee      Since 2001              Vice President of       69                   Director of Duke Energy
522 Fifth Avenue,                                              Capital Cities/ABC,                          Corporation
New York, NY 10036;                                            Inc. (communications)                        (1997-Present); Director
1945                                                           (1986-1998); President                       of Elan Corporation, Plc
                                                               of Diversified                               (pharmaceuticals)
                                                               Publishing Group                             (2001-Present); Director
                                                               (1991-1997)                                  of The Phoenix Companies
                                                                                                            (wealth management)
                                                                                                            (2002-Present)

Matthew Healey;           Trustee and  Trustee of Funds that   Retired; Chief          69                   None
522 Fifth Avenue,         President    are series of of JPMIF  Executive Officer of
New York, NY 10036;       of the       since 1992 and Funds    certain J.P. Morgan
1937                      Board of     that are series of MFG  Fund Trusts
                          Trustees     since 2001 and MFSG     (1982-2001)
                                       since 2001.

Fergus Reid, III;         Trustee and  Trustee of Funds that   Chairman of Lumelite    69                   Trustee of 16 Morgan
522 Fifth Avenue,         Chairman of  are series of JPMIF     Corporation (plastics                        Stanley Funds
New York, NY 10036;       the Board    since 2001, Funds that  manufacturing)                               (1995-Present)
1932                      of Trustees  are series of MFSG      (1985-Present)
                                       since 1996 and Funds
                                       that are series of MFG
                                       since 1987

                         POSITIONS                                                    NUMBER OF            OTHER
                         HELD WITH                            PRINCIPAL               PORTFOLIOS IN        DIRECTORSHIPS
                         EACH         TERM OF OFFICE          OCCUPATIONS             JPMORGAN FUND        HELD OUTSIDE
NAME, CONTACT ADDRESS    JPMORGAN     AND LENGTH OF           DURING PAST             COMPLEX(1) OVERSEEN  JPMORGAN FUND
AND YEAR OF BIRTH        TRUST        TIME SERVED             5 YEARS                 BY TRUSTEE           COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S) (CONTINUED)

James J. Schonbachler;   Trustee      Since 2001              Retired; Managing       69                   None
522 Fifth Avenue,                                             Director of Bankers
New York, NY 10036;                                           Trust Company,
1943                                                          (financial services)
                                                              (1968-1998); Group
                                                              Head and Director of
                                                              Bankers Trust, A.G.,
                                                              Zurich and BT
                                                              Brokerage Corp.
                                                              (financial services)
                                                              (1995-2002)

Robert J. Higgins;       Trustee      Since 2002              Director of             69                   Director of Providian
522 Fifth Avenue,                                             Administration of                            Financial Corp.
New York, NY 10036;                                           the State of Rhode                           (banking) (2002-Present)
1945                                                          Island (2003-
                                                              Present); President -
                                                              Consumer Banking and
                                                              Investment Services
                                                              Fleet Boston Financial
                                                              (1971-2002)

Dr. Matthew Goldstein;   Trustee       Since 2003             Chancellor of the City  69                   Trustee of the Albert
522 Fifth Avenue,                                             University of New                            Einstein School of
New York, NY 10036;                                           York, since                                  Medicine (1998-
1941                                                          September 1, 1999;                           Present); Trustee of
                                                              President, Adelphi                           Bronx Lebanon Hospital
                                                              University (New York)                        Center (1992-Present);
                                                              (1998-1999).                                 Director of New Plan
                                                                                                           Excel Realty Trust, Inc.
                                                                                                           (real estate investment
                                                                                                           company) (2000-
                                                                                                           Present); Director of
                                                                                                           Lincoln Center Institute
                                                                                                           for the Arts in
                                                                                                           Education
                                                                                                           (1999-Present); Director
                                                                                                           of Jewish Community
                                                                                                           Relations Counsel of New
                                                                                                           York, Inc. (2000-
                                                                                                           Present); Director of
                                                                                                           United Way of New York
                                                                                                           City (2002-Present).

                         POSITIONS                                                    NUMBER OF            OTHER
                         HELD WITH                            PRINCIPAL               PORTFOLIOS IN        DIRECTORSHIPS
                         EACH         TERM OF OFFICE          OCCUPATIONS             JPMORGAN FUND        HELD OUTSIDE
NAME, CONTACT ADDRESS    JPMORGAN     AND LENGTH OF           DURING PAST             COMPLEX(1) OVERSEEN  JPMORGAN FUND
AND YEAR OF BIRTH        TRUST        TIME SERVED             5 YEARS                 BY TRUSTEE           COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S) (CONTINUED)

William G. Morton, Jr.;  Trustee      Since 2003              Formerly Chairman       69                   Director of Radio Shack
522 Fifth Avenue,                                             Emeritus (March                              Corporation
New York, NY 10036;                                           2001-October 2002),                          (electronics)
1937                                                          and Chairman and Chief                       (1987-Present); Director
                                                              Executive Officer,                           of the Griswold Company
                                                              Boston Stock Exchange                        (securities brokerage)
                                                              (June 1985-March                             (2002-Present); Director
                                                              2001).                                       of The National Football
                                                                                                           Foundation and College
                                                                                                           Hall of Fame
                                                                                                           (1994-Present); Trustee
                                                                                                           of the Berklee College
                                                                                                           of Music (1998-Present);
                                                                                                           Trustee of the Stratton
                                                                                                           Mountain School
                                                                                                           (2001-Present).

INTERESTED TRUSTEE(S)

Leonard M. Spalding*     Trustee      Trustee of Funds that   Retired; Chief          69                   Director of Glenview
522 Fifth Avenue,                     are series of JPMIF     Executive Officer of                         Trust; Director of Pizza
New York, NY 10036;                   since 2001, Funds that  Chase Mutual Funds                           Magia; Trustee of
1935                                  are series of MFSG      (investment company)                         St.Catherine College
                                      since 1996 and Funds    (1989-1998); Chief                           Trust; Trustee of
                                      that are series of MFG  Investment Executive                         Bellarmine University
                                      since 1998.             of Chase Manhattan                           Trust; Director of
                                                              Private Bank                                 Marion Washington
                                                              (investment                                  Airport Board Trust;
                                                              management)                                  Director of Springfield
                                                              (1990-1995)                                  Washington Economic
                                                                                                           Development Board Trust.

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

                           POSITIONS HELD            TERM OF OFFICE
NAME, CONTACT ADDRESS      WITH EACH                 AND LENGTH OF      PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH          JPMORGAN TRUST            TIME SERVED        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
OFFICERS

George Gatch;              President                 Since 2001         Managing Director, J.P. Morgan Investment Management
522 Fifth Avenue,                                                       Inc. (JPMIM); Head of J.P. Morgan Fleming's U.S.
New York, NY 10036;                                                     Mutual Funds and Financial Intermediaries Business
1962                                                                    ("FFI"); he has held numerous positions throughout
                                                                        the firm in business management, marketing and
                                                                        sales.

Patricia A. Maleski;       Treasurer                 Since 2003         Vice President, JPMIM.; Head of FFI and U.S.
522 Fifth Avenue,                                                       Institutional Funds Administration and Board
New York, NY 10036;                                                     Liaison. Prior to joining J.P. Morgan Chase in 2001,
1960                                                                    she was the Vice President of Finance for the
                                                                        Pierpont Group, Inc., a service provider to the
                                                                        board of trustees of the heritage JPMorgan Funds.

Sharon J. Weinberg;        Secretary                 Since 2001         Managing Director, JPMIM; Head of Business and
522 Fifth Avenue,                                                       Product Strategy for FFI; since joining J.P. Morgan
New York, NY 10036;                                                     Chase in 1996, she has held numerous positions
1959                                                                    throughout the asset management business in mutual
                                                                        funds marketing, legal and product development.

Stephen M. Ungerman;       Vice President and        Since 2001         Vice President, JPMIM; Business Head for Vehicle
522 Fifth Avenue,          Assistant Treasurer                          Services Group within Fund Administration; prior to
New York, NY 10036;                                                     joining J.P. Morgan Chase in 2000, he held a number
1953                                                                    of senior management positions in Prudential
                                                                        Insurance Co. of America's asset management
                                                                        business, including Associate General Counsel, Tax
                                                                        Director and Co-head of Fund Administration
                                                                        Department; Mr. Ungerman was also the Assistant
                                                                        Treasurer of all mutual funds managed by Prudential.

Judy R. Bartlett;          Vice President and        Since 2001         Vice President and Assistant General Counsel, JPMIM,
522 Fifth Avenue,          Assistant Secretary                          since September 2000; from August 1998 through
New York, NY 10036;                                                     August 2000, she was an attorney at New York Life
1965                                                                    Insurance Company where she served as Assistant
                                                                        Secretary for the Mainstay Funds.

Joseph J. Bertini;         Vice President and        Since 2001         Vice President and Assistant General Counsel, JPMIM.
522 Fifth Avenue,          Assistant Secretary
New York, NY 10036;
1965

Wayne H. Chan;             Vice President and        Since 2003         Vice President and Assistant General Counsel, JPMIM,
522 Fifth Avenue,          Assistant Secretary                          since September 2002; Mr. Chan was an associate at
New York, NY 10036;                                                     the law firm of Shearman and Sterling LLP from May
1965                                                                    2001 through September 2002; Swidler Berlin Shereff
                                                                        Friedman LLP from June 1999 through May 2001 and
                                                                        Whitman Breed Abbott & Morgan LLP from September
                                                                        1997 through May 1999.

Thomas J. Smith            Vice President and        Since 2002         Managing Director, Head of Compliance for J.P.
522 Fifth Avenue,          Assistant Secretary                          Morgan Chase & Co.'s asset management business in
New York, NY 10036;                                                     the Americas.
1955

                           POSITIONS HELD            TERM OF OFFICE
NAME, CONTACT ADDRESS      WITH EACH                 AND LENGTH OF      PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH          JPMORGAN TRUST            TIME SERVED        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)

Paul M. DeRusso            Assistant Treasurer       Since 2001         Vice President, JPMIM; Manger of the Budgeting and
522 Fifth Avenue,                                                       Expense Group of Funds Administration Group.
New York, NY 10036;
1954

Lai Ming Fung              Assistant Treasurer       Since 2001         Associate, JPMIM; Budgeting Analyst for the
522 Fifth Avenue,                                                       Budgeting and Expense Group of Funds Administration
New York, NY 10036;                                                     Group.
1974

Mary D. Squires            Assistant Treasurer       Since 2001         Vice President, JPMIM; Ms. Squires has held numerous
522 Fifth Avenue,                                                       financial and operations positions supporting the
New York, NY 10036;                                                     J.P. Morgan Chase organization complex.
1955

Michael Ciotola            Assistant Treasurer       Since 2003         Director of Financial Services of BISYS Fund
3435 Stelzer Rd.                                                        Services, Inc. since January 2003; held various
Columbus, OH 43219                                                      positions within BISYS since 1998.
1968

Arthur A. Jensen           Assistant Treasurer       Since 2001         Vice President of Financial Services of BISYS Fund
3435 Stelzer Rd.                                                        Services, Inc. since June 2001; formerly Section
Columbus, OH 43219                                                      Manager of Northern Trust Company and Accounting
1966                                                                    Supervisor at Allstate Insurance Company.

Martin R. Dean             Assistant Treasurer       Since 2001         Vice President of Regulatory Services of BISYS Fund
3435 Stelzer Rd.                                                        Services, Inc.
Columbus, OH 43219
1963

Alaina Metz                Assistant Secretary       Since 2001         Chief Administrative Officer of BISYS Fund Services,
3435 Stelzer Rd.                                                        Inc.; formerly, Supervisor of the Blue Sky
Columbus, OH 43219                                                      Department of Alliance Capital Management, L.P.
1967

Ryan M. Louvar;            Assistant Secretary       Since 2003         Counsel of Legal Services, BISYS Fund Services, Inc.
60 State Street,                                                        since 2000; formerly Attorney at Hill, Farrer &
Suite 1300                                                              Burrill LLP from 1999 to 2000 and Knapp Peterson
Boston, MA 02109;                                                       Clarke, PC from 1997 to 1999.
1972

Lisa Hurley                Assistant Secretary       Since 2001         Executive Vice President and General Counsel of
60 State Street,                                                        BISYS Fund Services, Inc.
Suite 1300
Boston, MA 02109
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

JPMorgan Funds

TAX LETTER (UNAUDITED)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2003. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2003. The information necessary to complete your income tax returns for the calendar year ending December 31, 2003 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for the dividends received deduction by the Fund for the fiscal year ended December 31, 2003.

                                                          DIVIDENDS
                                                          RECEIVED
 FUND                                                     DEDUCTION
 Growth and Income Fund                                        100%

For the fiscal year ended December 31, 2003, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the fiscal year ended December 31, 2003, 95.24% of ordinary income distributions will be treated as qualified dividends.

GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 99.7%

               COMMON STOCKS -- 99.5%

               AEROSPACE -- 2.9%
       137     General Dynamics Corp.                                              $  12,420
       218     United Technologies Corp.                                              20,659
               =============================================================================
                                                                                      33,079
               =============================================================================

               APPAREL -- 1.5%
        51     Nike, Inc., Class B                                                     3,498
       316     VF Corp.                                                               13,673
               =============================================================================
                                                                                      17,171
               =============================================================================

               AUTOMOTIVE -- 0.5%
       155     Genuine Parts Co.                                                       5,129

               BANKING -- 12.3%
       251     Bank of America Corp.                                                  20,163
       339     BB&T Corp.                                                             13,080
       185     FleetBoston Financial Corp.                                             8,053
       312     North Fork Bancorporation, Inc.                                        12,619
       110     PNC Financial Services Group, Inc.                                      6,031
       198     SouthTrust Corp.                                                        6,481
       224     SunTrust Banks, Inc.                                                   16,002
       318     The Bank of New York Co., Inc.                                         10,535
       563     U.S. Bancorp                                                           16,778
       278     Wachovia Corp.                                                         12,938
       256     Wells Fargo & Co.                                                      15,058
               =============================================================================
                                                                                     137,738
               =============================================================================

               BROADCASTING/CABLE -- 1.5%
       328     Cablevision Systems Corp., Class A * (I)                                7,672
       533     Hughes Electronics Corp. *                                              8,826
               =============================================================================
                                                                                      16,498
               =============================================================================

               BUSINESS SERVICES -- 1.2%
       192     Equifax, Inc.                                                           4,699
       353     IMS Health, Inc.                                                        8,778
               =============================================================================
                                                                                      13,477
               =============================================================================

               CHEMICALS -- 1.1%
       112     PPG Industries, Inc.                                                    7,183
       150     The Sherwin-Williams Co.                                                5,211
               =============================================================================
                                                                                      12,394
               =============================================================================

               COMPUTER SOFTWARE -- 1.8%
       429     Computer Associates International, Inc.                             $  11,720
       193     DST Systems, Inc. * (I)                                                 8,056
               =============================================================================
                                                                                      19,776
               =============================================================================

               COMPUTERS/COMPUTER HARDWARE -- 3.0%
       433     Hewlett-Packard Co.                                                     9,942
       135     International Business Machines Corp.                                  12,474
       144     Lexmark International, Inc. *                                          11,324
               =============================================================================
                                                                                      33,740
               =============================================================================

               CONSTRUCTION MATERIALS -- 1.0%
       248     Vulcan Materials Co.                                                   11,774

               CONSUMER PRODUCTS -- 2.2%
       447     Altria Group, Inc.                                                     24,326

               DIVERSIFIED -- 1.0%
       412     Tyco International LTD (Bermuda)                                       10,921

               ENTERTAINMENT/LEISURE -- 0.7%
       186     Carnival Corp.                                                          7,406

               ENVIRONMENTAL SERVICES -- 1.0%
       377     Waste Management, Inc.                                                 11,150

               FINANCIAL SERVICES -- 13.6%
       340     American Express Co.                                                   16,393
     1,084     Citigroup, Inc.                                                        52,635
       364     Freddie Mac                                                            21,240
       217     Golden West Financial Corp.                                            22,392
       175     H & R Block, Inc.                                                       9,684
       199     Janus Capital Group, Inc.                                               3,262
       216     Prudential Financial, Inc.                                              9,018
       152     T. Rowe Price Group, Inc.                                               7,225
       305     Washington Mutual, Inc.                                                12,221
               =============================================================================
                                                                                     154,070
               =============================================================================

               FOOD/BEVERAGE PRODUCTS -- 1.6%
        58     Brown-Forman Corp., Class B                                             5,462
       150     Dean Foods Co. *                                                        4,931
       226     Kraft Foods, Inc., Class A                                              7,284
               =============================================================================
                                                                                      17,677
               =============================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               HEALTH CARE/HEALTH CARE SERVICES -- 1.0%
       117     WellPoint Health Networks, Inc. *                                   $  11,309

               INSURANCE -- 8.6%
       358     American International Group, Inc.                                     23,699
       213     Chubb Corp.                                                            14,478
       117     Marsh & McLennan Companies, Inc.                                        5,622
       315     MGIC Investment Corp.                                                  17,953
       208     Principal Financial Group, Inc.                                         6,872
       264     SAFECO Corp.                                                           10,270
     1,036     Travelers Property Casualty Corp.,
               Class A                                                                17,380
               =============================================================================
                                                                                      96,274
               =============================================================================

               MANUFACTURING -- 0.8%
       148     Cooper Industries LTD, Class A                                          8,545

               METALS/MINING -- 0.7%
       200     Alcoa, Inc.                                                             7,589

               MULTI-MEDIA -- 8.5%
       353     Comcast Corp., Class A *                                               11,589
       159     Gannett Co., Inc.                                                      14,176
       147     Knight Ridder, Inc.                                                    11,373
     1,608     Liberty Media Corp., Class A *                                         19,116
       103     The E.W. Scripps Co., Class A                                           9,668
     1,082     Time Warner, Inc. *                                                    19,470
       217     Viacom, Inc., Class B                                                   9,647
               =============================================================================
                                                                                      95,039
               =============================================================================

               OIL & GAS -- 10.0%
       196     Burlington Resources, Inc.                                             10,871
       266     ChevronTexaco Corp.                                                    22,995
       341     ConocoPhillips                                                         22,353
       214     Devon Energy Corp.                                                     12,265
     1,081     Exxon Mobil Corp.                                                      44,338
               =============================================================================
                                                                                     112,822
               =============================================================================

               PHARMACEUTICALS -- 1.7%
       131     AmerisourceBergen Corp.                                                 7,344
       214     Pfizer, Inc.                                                            7,565
       110     Wyeth                                                                   4,661
               =============================================================================
                                                                                      19,570
               =============================================================================

               PIPELINES -- 1.6%
       299     Kinder Morgan, Inc.                                                 $  17,689

               PRINTING & PUBLISHING -- 0.6%
         9     Washington Post Co., Class B                                            7,281

               REAL ESTATE -- 0.7%
       279     Brookfield Properties Corp. (Canada)                                    8,016

               REAL ESTATE INVESTMENT TRUST -- 0.8%
       220     Public Storage, Inc.                                                    9,541

               RESTAURANTS/FOOD SERVICES -- 1.2%
       303     Outback Steakhouse, Inc.                                               13,413

               RETAILING -- 4.6%
       196     AutoZone, Inc. *                                                       16,710
       145     CarMax, Inc. *                                                          4,492
       404     Circuit City Stores, Inc.                                               4,094
       308     Home Depot, Inc.                                                       10,934
       321     Kroger Co. *                                                            5,942
       409     The TJX Companies, Inc.                                                 9,014
               =============================================================================
                                                                                      51,186
               =============================================================================

               TELECOMMUNICATIONS -- 6.8%
       367     Alltel Corp.                                                           17,081
       321     CenturyTel, Inc.                                                       10,468
       859     SBC Communications, Inc.                                               22,402
       746     Verizon Communications, Inc.                                           26,177
               =============================================================================
                                                                                      76,128
               =============================================================================

               TELECOMMUNICATIONS EQUIPMENT -- 0.6%
       132     QUALCOMM, Inc.                                                          7,103

               TOYS & GAMES -- 1.0%
       584     Mattel, Inc.                                                           11,250

               UTILITIES -- 3.4%
       224     Consolidated Edison, Inc.                                               9,639
       194     Dominion Resources, Inc.                                               12,402
       180     DPL, Inc.                                                               3,767

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               UTILITIES -- CONTINUED
       304     Energy East Corp.                                                 $     6,814
       172     FirstEnergy Corp.                                                       6,054
               =============================================================================
                                                                                      38,676
               =============================================================================
               Total Common Stocks                                                 1,117,757
               (Cost $929,367)
               =============================================================================

               PREFERRED STOCKS -- 0.2%
               MULTI-MEDIA -- 0.2%
        60     News Corp. LTD, ADR, (Australia)                                        1,804
               (Cost $1,724)

SHORT-TERM INVESTMENT -- 0.3%

               MONEY MARKET FUND -- 0.3%
     3,318     JPMorgan Prime Money Market Fund (a)                                    3,318
               (Cost $3,318)
               =============================================================================
               Total Investments -- 100.0%                                       $ 1,122,879
               (Cost $934,409)
               =============================================================================

SHARES         COLLATERAL INVESTMENTS
--------------------------------------------------------------------------------------------
               MONEY MARKET FUNDS (c)
       521     AIM Short term Investment Co.-Liquid                              $       521
       522     Merrill Lynch Premier Institution
               Money Market Fund                                                         522
               =============================================================================
                                                                                 $     1,043
               =============================================================================

Abbreviations:

*      -- Non-income producing security.
(a) -- Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc.
(c)    -- Investment of cash collateral for portfolio securities on loan.
(l) -- Security, or portion of the security, has been delivered to a counterparty as part of a security lending transaction.
ADR    -- American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2003

(Amounts in thousands)

ASSETS:

Investment securities, at value                                     $  1,122,879
--------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                                 1,043
--------------------------------------------------------------------------------
Cash                                                                          32
--------------------------------------------------------------------------------
Receivables:
--------------------------------------------------------------------------------
    Interest and dividends                                                 1,294
--------------------------------------------------------------------------------
    Security lending (net)                                                     4
--------------------------------------------------------------------------------
    Expense reimbursements                                                     1
================================================================================
Total Assets                                                           1,125,253
================================================================================

LIABILITIES:

Payables:

    Collateral for securities
    lending program                                                        1,043
--------------------------------------------------------------------------------
Accrued liabilities:
--------------------------------------------------------------------------------
    Investment advisory fees                                                 382
--------------------------------------------------------------------------------
    Administration fees                                                       48
--------------------------------------------------------------------------------
    Custodian fees                                                             4
--------------------------------------------------------------------------------
    Trustees' fees - deferred
    compensation plan                                                        176
--------------------------------------------------------------------------------
    Other                                                                     50
--------------------------------------------------------------------------------
 Total Liabilities                                                         1,703
================================================================================
 NET ASSETS APPLICABLE TO
 INVESTORS' BENEFICIAL INTERESTS                                    $  1,123,550
================================================================================
 Cost of investments                                                $    934,409
================================================================================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003

(Amounts in thousands)

INVESTMENT INCOME:

Dividend                                                            $     22,423
--------------------------------------------------------------------------------
Dividend income from affiliated
investments*                                                                 295
--------------------------------------------------------------------------------
Securities lending (net)                                                      41
--------------------------------------------------------------------------------
Foreign taxes withheld                                                       (22)
================================================================================
Total investment income                                                   22,737
================================================================================

EXPENSES:

Investment advisory fees                                                   4,286
--------------------------------------------------------------------------------
Administration fees                                                          536
--------------------------------------------------------------------------------
Custodian fees                                                                21
--------------------------------------------------------------------------------
Accounting fees                                                               17
--------------------------------------------------------------------------------
Professional fees                                                             87
--------------------------------------------------------------------------------
Trustees' fees                                                                 6
--------------------------------------------------------------------------------
Other                                                                         15
================================================================================
Total expenses                                                             4,968
================================================================================
Net investment income (loss)                                              17,769
================================================================================

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on
transactions from investments                                            (85,558)
--------------------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation)
of investments                                                           328,402
================================================================================
Net realized and unrealized gain
(loss) on investments                                                    242,844
================================================================================
Net increase (decrease) in
net assets from operations                                          $    260,613
================================================================================
*   Includes reimbursements of
    investment advisory and
    administration fees:                                            $         44
================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                FOR THE PERIODS INDICATED

(Amounts in thousands)

                                                                 YEAR ENDED      YEAR ENDED
                                                                   12/31/03        12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:

Net investment income (loss)                                   $     17,769    $     21,760
-------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (85,558)        (68,049)
-------------------------------------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) of investments                                       328,402        (205,933)
===========================================================================================
    Increase (decrease) in net assets
    from operations                                                 260,613        (252,222)
===========================================================================================

TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST:

Contributions                                                        55,219         126,703
-------------------------------------------------------------------------------------------
Withdrawals                                                        (257,032)       (399,691)
-------------------------------------------------------------------------------------------
Increase (decrease) from transactions
in investors' beneficial interest                                  (201,813)       (272,988)
===========================================================================================
    Total increase (decrease) in net
    assets                                                           58,800        (525,210)
===========================================================================================

NET ASSETS:

Beginning of period                                               1,064,750       1,589,960
===========================================================================================
End of period                                                  $  1,123,550    $  1,064,750
===========================================================================================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Growth and Income Portfolio ("GIP" or the "Portfolio") is separately registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a non-diversified, open end management investment company organized as a trust under the laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio.

2. SIGNIFICANT ACCOUNTING PRINCIPLES
THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its Portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management, Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in prices of indices, securities and exchange rate in other markets in determining fair value as of the time a Fund calculates its net asset value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITIES ON LOAN -- For the Portfolio, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB"), an affiliate of the Portfolio, acting as lending agent to certain borrowers. By lending investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times to the value of the securities loaned plus in the case of fixed income securities, any accrued interest thereon. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Portfolio in accordance with investment guidelines contained in the securities lending agreement. At December 31, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                    MARKET VALUE OF       MARKET VALUE OF
                  SECURITIES LOANED   COLLATERAL RECEIVED
                            $ 1,034              $  1,043
---------------------------------------------------------

JPMCB as lending agent received a fee of $22 (amount in thousands) from the Portfolio, which is equal to 0.06% of the average dollar value of loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from any loss resulting from a borrower's failure to return a loaned security when due.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld ( if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. EXPENSES -- Expenses directly attributable to the Portfolio are charged to the Portfolio; other expenses are allocated on another reasonable basis.

F. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit and pricing services.

G. FEDERAL INCOME TAXES -- The Portfolio intends to continue to qualify as a partnership and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Portfolio. Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"), a wholly owned subsidiary of JPMCB served as the Advisor to the Portfolio. On September 1, 2003, JPMFAM and Robert Fleming Inc., merged into JPMIM. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the merger and ownership change. Neither the merger nor the ownership change constituted an assignment under the 1940 Act or the Investment Advisors Act of 1940. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.40% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. CUSTODIAN FEES -- JPMCB provides portfolio custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

C. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, JPMCB (the "Administrator"), provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.05% of the Portfolio's average daily net assets.

BISYS Fund Services, LP ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

D. OTHER - The Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

For the year ended December 31, 2003, the Portfolio did not purchase any securities from brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS
For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                               PURCHASES               SALES         PURCHASES            SALES
                                         (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.          OF U.S.
                                             GOVERNMENT)         GOVERNMENT)        GOVERNMENT       GOVERNMENT
                                               $ 383,211           $ 554,066           $    --            $  --
---------------------------------------------------------------------------------------------------------------

5. FEDERAL INCOME TAX MATTERS
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003, were as follows (amounts in thousands):

                                                                        GROSS           GROSS    NET UNREALIZED
                                                   AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                                                        COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                   $ 951,658        $ 189,405        $(18,184)        $ 171,221
---------------------------------------------------------------------------------------------------------------

6. BANK BORROWINGS
Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Portfolio had entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also paid a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Portfolio. This agreement expired on April 16, 2003. The commitment fee is included in Other expenses on the Statement of Operations.

The Portfolio had no borrowings outstanding at December 31, 2003, nor at any time during the period then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS
In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Fund can expect the risk of loss to be remote.

8. SUBSEQUENT EVENT
On January 14, 2004, J. P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

SUPPLEMENTARY DATA

                                             YEAR        YEAR        11/1/01                YEAR ENDED
                                             ENDED       ENDED       THROUGH    ---------------------------------
                                           12/31/03    12/31/02     12/31/01*   10/31/01     10/31/00    10/31/99
RATIOS TO AVERAGE NET ASSETS:#

    Net expenses                               0.46%       0.47%        0.46%       0.47%        0.47%       0.47%
-----------------------------------------------------------------------------------------------------------------
    Net investment income (loss)               1.66%       1.64%        1.45%       1.43%        1.05%       1.20%
-----------------------------------------------------------------------------------------------------------------
    Expenses without reimbursements            0.46%       0.47%        0.46%       0.48%        0.47%       0.47%
-----------------------------------------------------------------------------------------------------------------
    Net investment income (loss)
    without reimbursements                     1.66%       1.64%        1.45%       1.42%        1.05%       1.20%
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(a)                       37%         70%           0%         12%          30%        125%
=================================================================================================================
TOTAL RETURN(a)                                27.5%      (15.9%)        7.1%      (18.7%)        9.1%       14.1%
=================================================================================================================

  * The Portfolio changed its fiscal year end from October 31 to December 31. # Short periods have been annualized.
(a) Not annualized for periods less than one year.

GROWTH AND INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Beneficial Unit Holders of
Growth and Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Growth and Income Portfolio (the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND
VALUE OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING EUROPEAN FUND
FLEMING INTERNATIONAL EQUITY FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING JAPAN FUND

SPECIALTY FUNDS

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
MARKET NEUTRAL FUND

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL
   OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

TAX FREE FUNDS

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

MONEY MARKET FUNDS

100% U.S. TREASURY SECURITIES
   MONEY MARKET FUND
CALIFORNIA TAX FREE MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
LIQUID ASSETS MONEY MARKET FUND
NEW YORK TAX FREE MONEY MARKET FUND
PRIME MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

               FUNDS MAY BE REGISTERED UNDER SEPARATE REGISTRANTS.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact yourJPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

JPMorgan Funds Fulfillment Center                                   PRSRT STD
    600 North Bedford Street                                      U.S. POSTAGE
   East Bridgewater, MA 02333                                         PAID
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(C)J.P. Morgan Chase & Co., 2004 All rights reserved. February 2004.
                                                                     AN-GIF-1203

JPMORGAN SELECT GROWTH AND INCOME FUND
As of December 31, 2003


PRESIDENT'S LETTER

                                                     February 17, 2004

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan U.S. Equity Funds. Inside, you will find information detailing the performance of the Funds for the year ended December 31, 2003, along with reports from the Portfolio Managers.

PROFIT INCREASES END THREE-YEAR BEAR MARKET
While the market declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty, by mid-March it began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq and acquired momentum in the following months. Utterances by the U.S. Federal Reserve confirming its determination to avoid deflation and to nurture growth (leading ultimately to a 1/4-point rate cut in late June) fuelled the rally. In addition, Congress approved the Bush Administration's $350 billion package of tax cuts in an attempt to boost consumer demand. By the fourth-quarter, there was a clear trend of recovering economic growth, with third-quarter GDP growth reported at a surprisingly buoyant 7.2%. Better-than-expected corporate profits, low interest rates, and positive economic data - including evidence of manufacturing growth and business spending all helped to sustain the rally.

DIVERGENT PERFORMANCES
The market's rise was far from uniform, however. While the broad-based S&P 500 Index rose 28.7% during the year, the greatest gains were among the technology and small cap stocks that surged on a wave of market liquidity. The technology-laden NASDAQ climbed 50.8% and the Russell 2000 Index of small stocks 47.3%. What the indices do not show is that the biggest increases of all were among low quality, non-earning stocks that investors had chosen not to own in the bear market. For fund managers, 2003 was a year when great gains were made for investors, although it was sometimes difficult to outperform benchmark indices. Fund managers prefer to invest in higher quality stocks, with sustainable earnings growth, which tend to outperform over time.

OUTLOOK
As we enter 2004, investors who stayed invested through the trough of the bear market have good reason to feel vindicated. The question now is whether equities will continue their upward path. Our view is that they will, although we do not anticipate gains of the same magnitude as 2003. From an economic perspective, there is a hint of a "Goldilocks" economy (not too hot, not too cold, but just right), with a healthy combination of strong earnings growth and low inflation. Furthermore, election years have historically seen substantial increases in equity prices, with small company stocks outperforming. In this case, 2003's enormous fiscal and monetary stimuli have primed the economy.

IMPORTANT MERGER NEWS
As you may know, JPMorgan Chase and Bank One have agreed to combine forces by mid-2004, subject to approval by the Firms' shareholders and certain regulatory agencies. The merger is compelling both strategically and financially. It will create a new institution with a more balanced business mix between wholesale and retail, leading to greater earnings consistency. The new JPMorgan Chase will have top-tier positions in both wholesale and retail financial services, an extensive client base and greater scale. We will have an extraordinarily talented team that shares common values and a strong client orientation.

All of us at JPMorgan Fleming Asset Management would like to thank you for your investment. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-348-4782.

Sincerely,
/s/
George C.W. Gatch
President
JPMorgan Funds

JPMORGAN SELECT GROWTH AND INCOME FUND

FUND FACTS
Fund Inception                                                  1/6/1998
Fiscal Year End                                              DECEMBER 31
Net Assets as of 12/31/2003 (In Millions)                         $427.8
Primary Benchmark                              S&P 500/BARRA VALUE INDEX

Q. HOW DID THE FUND PERFORM?
A. JPMorgan Select Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends, gained 27.18% during the year ended December 31, 2003. This compares with a 31.8% return from the Fund's benchmark, the S&P/BARRA Value Index.

Q. WHY DID THE FUND PERFORM THIS WAY?
A. Against a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results by many companies, substantial tax cuts and evidence of a strong recovery, 2003 turned out to be a strong year for equities. Despite the Fund's solid gains for the period, performance relative to the market was somewhat muted by lack of exposure to the highly cyclical and/or highly leveraged segments of the market that have been the driving force behind the rally.

The primary drag on the Fund's relative performance was an underweight position in the resurging Information Technology sector, which in turn was propelled by the strength of semiconductor stocks. Additionally, the Fund's Telecommunications holdings negatively impacted performance. Within the Telecommunications sector, investors rotated out of the regulated wireline players, where the portfolio is overweight, and into the wireless names, where the portfolio is under weight.

There were a number of bright spots in the Fund's performance during the year, particularly in the consumer discretionary sector where your portfolio manager was able to add value. In particular, an overweight position in media names such as, Liberty Media, EchoStar Communications, and Hughes Electronics, aided the fund's performance.

Q. HOW WAS THE FUND MANAGED?
A. The portfolio manager's focus remains on stock selection, believing that quality companies - regardless of their economic sector - trading at attractive valuations will outperform in the long-term. The portfolio manager sought to maintain significant sector diversification in the portfolio and to avoid any large bets contingent on macroeconomic or sector trends.

During the period we did increase the Fund's weighting in the Consumer Discretionary sector, where we added names such as Washington Post and Home Depot.





                                   UNAUDITED

JPMorgan Select Growth & Income Fund, as of December 31, 2003.

SECTORS                                                     % OF INVESTMENTS
----------------------------------------------------------------------------
Finance & Insurance                                                     34.6%
Consumer Goods & Services                                               24.1%
Energy                                                                  11.6%
Industrial Products & Services                                           8.4%
Telecommunications                                                       6.8%
Technology                                                               6.6%
Utilities                                                                3.4%
Pharmaceuticals                                                          1.7%
REITs                                                                    1.5%
Health Services & Systems                                                1.0%
Short-Term Investments                                                   0.3%
                                                                       -----
                                                                       100.0%





                                   UNAUDITED

JPMORGAN SELECT GROWTH AND INCOME FUND
TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO
As of December 31, 2003


      1. CITIGROUP, INC. (4.7%)
      2. EXXON MOBIL CORP. (3.9%)
      3. VERIZON COMMUNICATIONS, INC. (2.3%)
      4. ALTRIA GROUP, INC. (2.2%)
      5. AMERICAN INTERNATIONAL GROUP, INC. (2.1%)
      6. CHEVRONTEXACO CORP. (2.1%)
      7. SBC COMMUNICATIONS, INC. (2.0%)
      8. GOLDEN WEST FINANCIAL CORP. (2.0%)
      9. CONOCOPHILLIPS (2.0%)
     10. FREDDIE MAC (1.9%)

     TOP 10 EQUITY HOLDINGS COMPRISED 25.2% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($282,556 IN THOUSANDS). AS OF DECEMBER 31, 2003, THE FUND HELD 92 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.





                                   UNAUDITED

JPMORGAN SELECT GROWTH AND INCOME FUND
As of December 31, 2003


AVERAGE ANNUAL TOTAL RETURNS

                                           1 YEAR      3 YEARS        5 YEARS     10 YEARS
------------------------------------------------------------------------------------------
Select Growth and Income Fund              27.18%      (2.82%)         0.20%       8.34%





                                   UNAUDITED

[CHART]

TEN-YEAR PERFORMANCE (12/31/93 TO 12/31/03)*

             JPMORGAN SELECT GROWTH             S&P 500/BARRA            LIPPER LARGE-CAP
                    AND INCOME FUND               VALUE INDEX           VALUE FUNDS INDEX
12/31/93               5,000,000.00              5,000,000.00                5,000,000.00
01/31/94               5,153,500.00              5,233,000.00                5,163,000.00
02/28/94               5,060,737.00              5,043,565.40                5,039,088.00
03/31/94               4,866,404.70              4,836,274.86                4,829,965.85
04/30/94               4,856,671.89              4,938,320.26                4,889,857.42
05/31/94               4,892,611.26              5,020,296.38                4,960,271.37
06/30/94               4,799,162.39              4,881,234.17                4,840,728.83
07/31/94               4,889,386.64              5,046,219.88                4,982,078.11
08/31/94               5,050,247.46              5,189,027.91                5,183,852.28
09/30/94               4,945,707.34              5,006,374.12                5,048,553.73
10/31/94               4,995,164.41              5,115,513.08                5,131,350.01
11/30/94               4,816,837.04              4,908,334.80                4,952,779.03
12/31/94               4,829,360.82              4,968,707.32                5,008,745.44
01/31/95               4,872,342.13              5,103,359.29                5,098,902.85
02/28/95               5,066,748.58              5,301,369.63                5,288,582.04
03/31/95               5,208,110.87              5,447,687.43                5,412,334.86
04/30/95               5,289,878.21              5,626,916.34                5,569,833.80
05/31/95               5,468,676.09              5,877,314.12                5,776,474.64
06/30/95               5,608,127.33              5,921,981.71                5,901,824.14
07/31/95               5,857,689.00              6,126,290.08                6,088,321.78
08/31/95               5,892,835.13              6,178,363.54                6,125,460.54
09/30/95               5,998,316.88              6,393,370.60                6,345,364.58
10/31/95               5,883,749.03              6,293,634.01                6,294,601.66
11/30/95               6,112,626.86              6,623,420.44                6,567,157.91
12/31/95               6,160,305.35              6,806,889.18                6,673,545.87
01/31/96               6,380,844.28              7,010,415.17                6,879,091.08
02/29/96               6,441,462.31              7,076,313.07                6,956,136.90
03/31/96               6,566,426.67              7,241,898.80                7,031,263.18
04/30/96               6,660,983.22              7,315,766.16                7,126,888.36
05/31/96               6,750,240.39              7,426,234.23                7,258,735.80
06/30/96               6,727,964.60              7,390,588.31                7,263,091.04
07/31/96               6,427,224.58              7,078,705.48                6,978,377.87
08/31/96               6,652,820.17              7,274,077.75                7,159,815.69
09/30/96               6,958,184.61              7,585,408.28                7,510,646.66
10/31/96               7,062,557.38              7,842,553.62                7,669,121.31
11/30/96               7,521,623.61              8,442,508.98                8,218,230.39
12/31/96               7,384,730.06              8,304,051.83                8,079,342.30
01/31/97               7,791,628.69              8,686,868.62                8,487,349.09
02/28/97               7,789,291.20              8,750,282.76                8,555,247.88
03/31/97               7,487,066.70              8,451,023.09                8,228,437.41
04/30/97               7,792,539.02              8,767,936.45                8,594,602.87
05/31/97               8,245,285.54              9,317,686.07                9,089,652.00
06/30/97               8,564,378.09              9,673,621.68                9,468,690.49
07/31/97               9,246,959.02             10,447,511.41               10,182,629.75
08/31/97               8,914,993.19              9,975,283.90                9,746,813.20
09/30/97               9,391,053.83             10,559,835.53               10,245,850.03
10/31/97               9,136,556.27             10,171,233.58                9,936,425.36
11/30/97               9,426,185.10             10,558,757.58               10,262,340.11
12/31/97               9,604,340.00             10,793,162.00               10,379,330.79
01/31/98               9,558,239.17             10,660,406.11               10,393,861.85
02/28/98              10,239,741.62             11,459,936.57               11,077,777.96
03/31/98              10,717,937.56             12,040,955.35               11,569,631.31
04/30/98              10,796,178.50             12,183,038.62               11,687,641.55
05/31/98              10,526,274.04             12,011,257.78               11,488,951.64
06/30/98              10,731,536.38             12,102,543.34               11,703,795.03
07/31/98              10,405,297.68             11,839,918.15               11,501,319.38
08/31/98               8,820,570.84              9,936,059.31                9,931,389.28
09/30/98               9,439,774.91             10,540,171.72               10,409,089.11
10/31/98              10,022,209.03             11,365,467.16               11,242,857.15
11/30/98              10,314,857.53             11,957,608.00               11,816,242.86
12/31/98              11,026,582.70             12,377,320.04               12,272,349.84
01/31/99              11,130,232.58             12,627,341.91               12,476,070.84
02/28/99              10,670,553.97             12,355,854.06               12,190,368.82
03/31/99              11,040,822.19             12,730,236.43               12,560,956.03
04/30/99              11,677,877.63             13,827,582.81               13,300,796.34
05/31/99              11,576,280.10             13,582,834.60               13,073,352.73
06/30/99              11,968,715.99             14,104,415.45               13,649,887.58
07/31/99              11,534,251.60             13,669,999.45               13,262,230.77
08/31/99              11,218,213.11             13,324,148.47               13,020,858.17
09/30/99              10,830,062.94             12,803,174.26               12,539,086.42
10/31/99              11,382,396.15             13,526,553.61               13,143,470.39
11/30/99              11,462,072.92             13,446,746.94               13,189,472.53
12/31/99              11,996,205.52             13,952,344.62               13,595,708.29
01/31/00              11,715,494.31             13,508,660.07               13,020,609.83
02/29/00              11,314,824.40             12,664,368.81               12,472,442.15
03/31/00              12,416,888.30             13,985,262.48               13,614,917.85
04/30/00              12,266,643.95             13,891,561.22               13,463,792.27
05/31/00              12,007,817.76             13,934,625.06               13,473,216.92
06/30/00              11,850,515.35             13,384,207.37               13,325,011.53
07/31/00              12,074,490.09             13,651,891.52               13,265,048.98
08/31/00              12,804,996.74             14,566,568.25               14,033,095.32
09/30/00              12,420,846.84             14,563,654.94               13,811,372.41
10/31/00              12,479,224.82             14,835,995.28               13,921,863.39
11/30/00              11,786,627.84             14,076,392.32               13,324,615.45
12/31/00              12,137,869.35             14,801,326.53               13,861,597.46
01/31/01              12,135,441.78             15,425,942.51               13,976,648.71
02/28/01              11,474,060.20             14,403,202.52               13,302,974.25
03/31/01              10,925,600.12             13,834,276.02               12,785,488.55
04/30/01              11,739,557.33             14,772,239.93               13,510,425.75
05/31/01              11,871,040.37             14,927,348.45               13,727,943.60
06/30/01              11,417,566.63             14,443,702.36               13,354,543.54
07/31/01              11,341,068.94             14,193,826.31               13,263,732.64
08/31/01              10,629,983.91             13,373,423.15               12,642,989.95
09/30/01               9,802,971.16             12,102,947.95               11,656,836.74
10/31/01               9,868,651.07             12,102,947.95               11,732,606.18
11/30/01              10,424,256.13             12,871,485.15               12,484,666.23
12/31/01              10,577,492.69             13,067,131.72               12,673,184.69
01/31/02              10,475,948.76             12,709,092.31               12,438,730.78
02/28/02              10,451,854.08             12,595,981.39               12,370,317.76
03/31/02              10,911,735.66             13,240,895.64               12,915,848.77
04/30/02              10,366,148.88             12,577,526.77               12,365,633.61
05/31/02              10,472,920.21             12,627,836.87               12,381,708.94
06/30/02               9,780,660.18             11,831,020.37               11,518,703.82
07/31/02               8,904,313.03             10,552,087.07               10,523,487.81
08/31/02               8,984,451.85             10,624,896.47               10,593,995.18
09/30/02               8,030,303.06              9,410,470.80                9,369,329.34
10/31/02               8,757,045.49             10,192,480.92               10,057,038.11
11/30/02               9,187,016.42             10,909,012.33               10,687,614.40
12/31/02               8,757,982.76             10,341,743.69               10,178,883.96
01/31/03               8,532,026.80             10,058,379.91                9,936,626.52
02/28/03               8,284,598.02              9,784,791.98                9,688,210.85
03/31/03               8,273,828.05              9,772,071.75                9,682,397.93
04/30/03               9,015,990.42             10,738,529.65               10,499,592.31
05/31/03               9,632,684.17             11,528,885.43               11,146,367.20
06/30/03               9,753,092.72             11,613,046.29               11,273,435.79
07/31/03               9,864,277.98             11,870,855.92               11,430,136.54
08/31/03              10,016,187.86             12,127,266.41               11,623,305.85
09/30/03               9,855,928.85             11,907,762.89               11,493,124.82
10/31/03              10,391,105.79             12,722,253.87               12,127,545.31
11/30/03              10,549,050.60             12,836,754.15               12,276,714.12
12/31/03                 11,136,235                13,630,066                  13,029,277

Source: Lipper Analytical Services, Inc. Past Performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

*The Fund commenced operations on 1/6/98.

Returns for the Fund prior to 1/6/98 (offering date of the Fund) are calculated using the historical expenses of the JPMorgan Growth and Income Fund (Select Shares), which are higher than the expenses of the Select Growth and Income Fund.

The graph illustrates comparative performance for $5,000,000 invested in the JPMorgan Select Growth and Income Fund, S&P 500/BARRA Value Index, and Lipper Large-Cap Value Funds Index from December 31, 1993 to December 31, 2003. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The S&P 500/BARRA Value Index contains large U.S. companies with lower price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Fund has a $5,000,000 minimum initial deposit and carries no sales charge.





                                   UNAUDITED

JPMORGAN SELECT GROWTH AND INCOME FUND
Statement of Assets & Liabilities

As of December 31, 2003
(Amounts in thousands, except per share amount)

ASSETS:
  Investment in Growth and Income Portfolio, at value                              $    428,240
  Receivables:
    Fund Shares Sold                                                                        666
    Expense reimbursement                                                                     1
-----------------------------------------------------------------------------------------------
Total Assets                                                                            428,907
-----------------------------------------------------------------------------------------------

LIABILITIES:
  Payables:
    Distributions                                                                             4
    Fund shares redeemed                                                                    922
  Accrued liabilities:
    Administration fees                                                                      35
    Trustees' fees - deferred compensation plan                                              30
    Other                                                                                    71
-----------------------------------------------------------------------------------------------
Total Liabilities                                                                         1,062
-----------------------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                                                       422,882
  Accumulated undistributed (overdistributed) net investment income                         (37)
  Accumulated net realized gain (loss) on investment in Portfolio                       (60,095)
  Net unrealized appreciation (depreciation) of investment in Portfolio                  65,095
-----------------------------------------------------------------------------------------------
Total Net Assets                                                                   $    427,845
-----------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding ($0.001 par value;
  unlimited number of shares authorized):                                                10,589
Net asset value, redemption and offering price per share:                          $      40.41
===============================================================================================

                       See notes to financial statements.

Statement of Operations

For the year ended December 31, 2003
(Amounts in thousands)

INVESTMENT INCOME:
    Allocated investment income from Portfolio                                        $      7,844
    Allocated expenses from Portfolio                                                       (1,716)
--------------------------------------------------------------------------------------------------
Total investment income                                                                      6,128
--------------------------------------------------------------------------------------------------

EXPENSES:
    Administration fees                                                                        370
    Accounting fees                                                                              6
    Professional fees                                                                           15
    Transfer agent fees                                                                         11
    Trustees' fees                                                                               3
    Other                                                                                        4
--------------------------------------------------------------------------------------------------
Total expenses                                                                                 409
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 5,719
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) allocated from Portfolio                                      (29,481)
    Change in net unrealized appreciation (depreciation) allocated from Portfolio          115,689
--------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments                                  86,208
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from operations                             $     91,927
==================================================================================================

                       See notes to financial statements.

Statement of Changes in Net Assets For the periods indicated

(Amounts in thousands)

                                                                                            YEAR           YEAR
                                                                                            ENDED          ENDED
                                                                                          12/31/03        12/31/02
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
     Net investment income (loss)                                                       $      5,719    $      5,981
     Net realized gain (loss) allocated from Portfolio                                       (29,481)        (29,835)
     Change in net unrealized appreciation (depreciation) allocated from
       Portfolio                                                                             115,689         (50,607)
--------------------------------------------------------------------------------------------------------------------
         Increase (decrease) in net assets from operations                                    91,927         (74,461)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                    (5,804)         (5,833)
     Net realized gain on investment transactions                                                  -               -
--------------------------------------------------------------------------------------------------------------------
         Total distributions to shareholders                                                  (5,804)         (5,833)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                                                              28,327          30,874
     Dividends reinvested                                                                      5,800           5,833
     Cost of shares redeemed                                                                 (35,202)        (58,463)
--------------------------------------------------------------------------------------------------------------------
         Increase (decrease) from capital share transactions                                  (1,075)        (21,756)
--------------------------------------------------------------------------------------------------------------------
         Total increase (decrease) in net assets                                              85,048        (102,050)
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                                                                     342,797         444,847
--------------------------------------------------------------------------------------------------------------------
     End of period                                                                      $    427,845    $    342,797
--------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME                       $        (37)   $         48
--------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
     Issued                                                                                      812             862
     Reinvested                                                                                  147             177
     Redeemed                                                                                 (1,009)         (1,642)
--------------------------------------------------------------------------------------------------------------------
         Change in shares                                                                        (50)           (603)
====================================================================================================================

                       See notes to financial statements.

JPMORGAN SELECT GROWTH AND INCOME FUND
Notes to Financial Statements

1. ORGANIZATION
J.P. Morgan Mutual Fund Group ("JPMMFG" or the "Trust") was organized on May 11, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 , as amended (the "1940 Act"), as an open-end management investment company. JPMorgan Select Growth and Income Fund (the "Fund") is a separate series of the Trust.

JPMMFG was formerly named Mutual Fund Group. The name change went into effect on May 1, 2003.

2. SIGNIFICANT ACCOUNTING POLICIES
THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUND:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund utilizes a Master Feeder Fund structure and seeks to achieve its investment objective by investing all of its investable assets in the Growth and Income Portfolio (the "Portfolio") which, like the Fund, is an open-end management investment company having the same investment objective as the Fund. As of December 31, 2003, the Fund owned 38.1% of the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

A. VALUATION OF INVESTMENTS - The Fund records its investment in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to the Portfolio's financial statements.

B. INVESTMENT INCOME AND EXPENSES - The Fund records daily its pro rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

C. ALLOCATION OF EXPENSES - Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

D. OTHER EXPENSES - Other expenses in the Statement of Operations include fees related to line of credit, insurance and reporting services.

E. FEDERAL INCOME TAXES - The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income tax or excise tax is necessary.

F. DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -

"temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. There were no reclassifications due to book/tax differences.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. ADMINISTRATION FEE - Pursuant to the Administration Agreement, JPMorgan Chase Bank ("JPMCB" or the "Administrator") provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at an annual rate equal to 0.10% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Fund Complex plus 0.025% of the average daily net assets in excess of $25 billion.

BISYS Fund Services, L.P. ("BISYS") serves as the Fund's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

The contractual expense cap was established at 0.58%. The contractual expense limitation agreement was in effect for the year ended December 31, 2003 for the Fund. The expense limitation percentage is due to expire on 04/30/05.

B. OTHER - Certain officers of the Trust are officers of J.P. Morgan Chase & Co. or of BISYS or their subsidiaries.

4. FEDERAL INCOME TAX MATTERS

The tax character of distributions paid during the period ended December 31, 2003 and December 31, 2002 were as follows (amounts in thousands):

                                        LONG-TERM
      PERIOD            ORDINARY         CAPITAL       RETURN OF          TOTAL
      ENDED              INCOME           GAIN          CAPITAL       DISTRIBUTIONS
-----------------------------------------------------------------------------------
December 31, 2003       $    5,804       $    -        $     -          $    5,804

December 31, 2002       $    5,833       $    -        $     -          $    5,833

At December 31, 2003, the components of net assets (excluding paid in capital) on a tax basis are as follows (amounts in thousands):

Current distributable ordinary income                   $             60
Plus/Less: cumulative timing differences                             (97)
                                                        ----------------

Undistributed ordinary income or
overdistribution of ordinary income                     $            (37)
                                                        ================

Current distributable long-term capital
gain or (tax basis capital loss carryover)              $        (55,130)
Plus/Less: cumulative timing differences                               -
                                                        ----------------

Undistributed long-term gains/
accumulated capital loss                                $       (55,130)
                                                        ================

Unrealized appreciation (depreciation)                  $              *
                                                        ================

* The Net Unrealized appreciation/ depreciation of the fund's investment in the portfolio consists of an allocated portion of the portfolio appreciation/ depreciation.

The cummulative timing difference account primarily consists of deferred compensation.

At December 31, 2003, the Fund had a capital loss carryover, which will be available to offset future capital gains. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to the shareholders (amounts in thousand):

AMOUNT                             EXPIRATION DATE
--------------------------------------------------
$     600                            12/31/2009
$  16,485                            12/31/2010
$  38,045                            12/31/2011
--------------------------------------------------
$  55,130
--------------------------------------------------

During the year ended December 31, 2003 the Fund utilized capital loss carryforwards of (in thousands) $3,932.

Capital losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund did not incur any post-October realized losses.

5. BANK BORROWINGS
Pursuant to a Line of Credit Agreement dated April 17, 2003, the Fund may borrow money for temporary or emergency purposes. The Fund has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Funds had entered into an agreement, enabling them to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement expired on April 16, 2003. The commitment fee is included in Other expenses on the Statement of Operations.

The Fund had no borrowings outstanding at December 31, 2003, nor at anytime during the year then ended.

6. CONCENTRATIONS AND INDEMNIFICATIONS
At December 31, 2003, all of the Fund's outstanding shares are owned by the participants in the 401(k) Savings Plan of J.P. Morgan Chase & Co.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund can expect the risk of loss to be remote.

7. SUBSEQUENT EVENT

On January 14, 2004, J.P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

JPMORGAN SELECT GROWTH AND INCOME FUND
Financial Highlights

                                              YEAR          YEAR          11/1/01                      YEAR ENDED
                                              ENDED         ENDED         THROUGH     ---------------------------------------
PER SHARE OPERATING PERFORMANCE:            12/31/03      12/31/02      12/31/01 ^     10/31/01       10/31/00      10/31/99
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $    32.22    $    39.57     $    37.45    $    52.99     $    48.88    $    43.51
-----------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
  Net investment income (loss)                   0.55          0.57           0.09          0.53           0.49          0.53
  Net gains or losses on securities
    (both realized and unrealized)               8.19         (7.36)          2.60        (10.81)          4.18          5.37
                                           ----------    ----------     ----------    ----------     ----------    ----------
    Total from investment operations             8.74         (6.79)          2.69        (10.28)          4.67          5.90
                                           ----------    ----------     ----------    ----------     ----------    ----------

Less distributions:
  Dividends from net investment income           0.55          0.56           0.57          0.47           0.11          0.53
  Distributions from capital gains                  -             -              -          4.79           0.45             -
                                           ----------    ----------     ----------    ----------     ----------    ----------
    Total distributions                          0.55          0.56           0.57          5.26           0.56          0.53
                                           ----------    ----------     ----------    ----------     ----------    ----------
Net asset value, end of period             $    40.41    $    32.22     $    39.57    $    37.45     $    52.99    $    48.88
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                27.18%       (17.19%)         7.19%       (20.92%)         9.63%        13.57%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)     $      428    $      343     $      445    $      403     $      531    $      553
RATIOS TO AVERAGE NET ASSETS:#
  Net expenses +                                 0.58%         0.58%          0.58%         0.58%          0.60%         0.59%
  Net investment income (loss)                   1.55%         1.54%          1.34%         1.31%          0.92%         1.08%
  Expenses without reimbursements+               0.58%         0.58%          0.58%         0.59%          0.60%         0.59%
  Net investment income (loss) without
    reimbursements                               1.55%         1.54%          1.34%         1.30%          0.92%         1.08%
PORTFOLIO TURNOVER RATE ~ (a)                      37%           70%             0%           12%            30%          125%

  + Includes expenses allocated from Portfolio
(a) Not annualized for periods less than one year.
 ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.
  # Short periods have been annualized.
  ^ The Fund changed its fiscal year end from October 31 to December 31.

                       See notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Trustees of J.P. Morgan Mutual Fund Group and Shareholders of JPMorgan Select Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Select Growth and Income Fund (a portfolio of J.P. Morgan Mutual Fund Group)(hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

JPMORGAN FUNDS
Trustees Information (unaudited)

The following tables contain basic information regarding the Trustees and Officers, respectively, that oversee operations of the Trusts and other investment companies within the JPMorgan Funds complex.

                                POSITIONS                                                 NUMBER OF PORT-     OTHER
                                HELD WITH                         PRINCIPAL               FOLIOS IN JPMORGAN  DIRECTORSHIPS
                                EACH             TERM OF OFFICE   OCCUPATIONS             FUND COMPLEX(1)     HELD OUTSIDE
NAME, CONTACT ADDRESS           JPMORGAN         AND LENGTH OF    DURING PAST             OVERSEEN BY         JPMORGAN FUND
AND YEAR OF BIRTH               TRUST            TIME SERVED      5 YEARS                 TRUSTEE             COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

William J. Armstrong;           Trustee          Since 2003       Retired; Vice           69                  None
522 Fifth Avenue,                                                 President and
New York, NY 10036;                                               Treasurer of
1941                                                              Ingersoll-Rand
                                                                  Company (manufacturer
                                                                  of industrial
                                                                  equipment) (1972-2000)

Roland R. Eppley, Jr.;          Trustee          Since 2003       Retired                 69                  Director,
522 Fifth Avenue,                                                                                             Janel Hydro, Inc.
New York, NY 10036;                                                                                           (1993-Present)
1932

Ann Maynard Gray;               Trustee          Since 2003       Vice President of       69                  Director of Duke
522 Fifth Avenue,                                                 Capital Cities/ABC, Inc.                    Energy Corporation
New York, NY 10036;                                               (communications)                            (1997- Present);
1945                                                              (1986-1998); President                      Director of Elan
                                                                  of Diversified                              Corporation, Plc
                                                                  Publishing Group                            (pharmaceuticals)
                                                                  (1991-1997)                                 (2001-Present);
                                                                                                              Director of The
                                                                                                              Phoenix Companies
                                                                                                              (wealth management)
                                                                                                              (2002-Present)

Matthew Healey;                 Trustee and      Since 2003       Retired; Chief          69                  None
522 Fifth Avenue,               President of                      Executive
New York, NY 10036;             the Board of                      Officer of certain
1937                            Trustees                          J.P. Morgan Fund
                                                                  Trusts (1982-2001)

Fergus Reid, III;               Trustee and      Since 2003       Chairman of Lumelite    69                  Trustee of 16 Morgan
522 Fifth Avenue,               Chairman of                       Corporation (plastics                       Stanley Funds
New York, NY 10036;             the Board of                      manufacturing)                              (1995-Present)
1932                            Trustees                          (1985-Present)

James J. Schonbachler;          Trustee          Since 2003       Retired; Managing       69                  None
522 Fifth Avenue,                                                 Director of Bankers
New York, NY 10036;                                               Trust Company,
1943                                                              (financial services)
                                                                  (1968-1998); Group
                                                                  Head and Director
                                                                  of Bankers Trust,
                                                                  A.G., Zurich and
                                                                  BT Brokerage Corp.
                                                                  (financial services)
                                                                  (1995 - 2002)

Robert J. Higgins;              Trustee          Since 2003       Director of             69                  Director of
522 Fifth Avenue,                                                 Administration of the                       Providian Financial
New York, NY 10036;                                               State of Rhode Island                       Corp. (banking)
1945                                                              (2003-Present);                             (2002-Present)
                                                                  President - Consumer
                                                                  Banking and Investment
                                                                  Services Fleet Boston
                                                                  Financial (1971-2002)

                                     Trustee and Officer Information (unaudited)

                                POSITIONS                                                  NUMBER OF PORT-    OTHER
                                HELD WITH                         PRINCIPAL                FOLIOS IN JPMORGAN DIRECTORSHIPS
                                EACH             TERM OF OFFICE   OCCUPATIONS              FUND COMPLEX(1)    HELD OUTSIDE
NAME, CONTACT ADDRESS           JPMORGAN         AND LENGTH OF    DURING PAST              OVERSEEN BY        JPMORGAN FUND
AND YEAR OF BIRTH               TRUST            TIME SERVED      5 YEARS                  TRUSTEE            COMPLEX
-----------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEE(S)

Dr. Matthew Goldstein;          Trustee          Since 2003       Chancellor of the        69                 Trustee of the Albert
522 Fifth Avenue,                                                 City University of                          Einstein School of
New York, NY 10036;                                               New York, since                             Medicine
1941                                                              September 1, 1999;                          (1998-Present);
                                                                  President, Adelphi                          Trustee of Bronx
                                                                  University (New York)                       Lebanon Hospital
                                                                  (1998-1999).                                Center (1992-Present);
                                                                                                              Director of New
                                                                                                              Plan Excel
                                                                                                              Realty Trust, Inc.
                                                                                                              (real estate
                                                                                                              investment company)
                                                                                                              (2000-Present);
                                                                                                              Director of Lincoln
                                                                                                              Center Institute for
                                                                                                              the Arts in Education
                                                                                                              (1999-Present);
                                                                                                              Director of Jewish
                                                                                                              Community Relations
                                                                                                              Counsel of NewYork,
                                                                                                              Inc. (2000-Present);
                                                                                                              Director of United Way
                                                                                                              of New York City
                                                                                                              (2002-Present).

William G. Morton, Jr.;         Trustee          Since 2003       Formerly Chairman        69                 Director of Radio
522 Fifth Avenue,                                                 Emeritus (March 2001-                       Shack Corporation
New York, NY 10036;                                               October 2002),                              (electronics) (1987-
1937                                                              and Chairman and                            Present); Director of
                                                                  Chief Executive                             the Griswold Company
                                                                  Officer,                                    (securities
                                                                  Boston Stock Exchange                       brokerage)
                                                                  (June 1985-                                 (2002-Present);
                                                                  March 2001).                                Director of The
                                                                                                              National Football
                                                                                                              Foundation and
                                                                                                              College Hall of Fame
                                                                                                              (1994-Present);
                                                                                                              Trustee of the
                                                                                                              Berklee College of
                                                                                                              Music (1998-Present);
                                                                                                              Trustee of the
                                                                                                              Stratton Mountain
                                                                                                              School (2001-Present).

INTERESTED TRUSTEE(S)

Leonard M. Spalding*            Trustee          Since 2003       Retired; Chief Executive 69                 Director of Glenview
522 Fifth Avenue,                                                 Officer of Chase Mutual                     Trust; Director of
New York, NY 10036;                                               Funds (investment                           Pizza Magia; Trustee
1935                                                              company) (1989-1998);                       of St. Catherine
                                                                  Chief Investment                            College Trust;
                                                                  Executive of Chase                          Trustee of Bellarmine
                                                                  Manhattan Private                           University
                                                                  Bank (investment                            Trust; Director of
                                                                  management)                                 Marion Washington
                                                                  (1990-1995)                                 Airport Board Trust;
                                                                                                              Director of
                                                                                                              Springfield
                                                                                                              Washington Economic
                                                                                                              Development Board
                                                                                                              Trust.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase & Co.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 13 investment companies.

                                  POSITIONS HELD        TERM OF OFFICE
NAME, CONTACT ADDRESS             WITH EACH             AND LENGTH OF         PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH                 JPMORGAN TRUST        TIME SERVED           DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
George Gatch;                     President             Since 2003            Managing Director, J.P. Morgan Investment
522 Fifth Avenue,                                                             Management Inc. (JPMIM); Head of
New York, NY 10036;                                                           J.P. Morgan Fleming's U.S. Mutual Funds
1962                                                                          and Financial Intermediaries Business
                                                                              ("FFI"); he has held numerous positions
                                                                              throughout the firm in business
                                                                              management, marketing and sales.

Patricia A. Maleski;              Treasurer             Since 2003            Vice President, JPMIM.; Head of FFI and U.S.
522 Fifth Avenue,                                                             Institutional Funds Administration and Board
New York, NY 10036;                                                           Liaison. Prior to joining J.P. Morgan Chase in
1960                                                                          2001, she was the Vice President of Finance for
                                                                              the Pierpont Group, Inc., a service provider to
                                                                              the board of trustees of the heritage JPMorgan
                                                                              Funds.

Sharon J. Weinberg;               Secretary             Since 2003            Managing Director, JPMIM; since joining
522 Fifth Avenue,                                                             J.P. Morgan Chase in 1996, she has held
New York, NY 10036;                                                           numerous positions throughout the asset
1959                                                                          management business in mutual funds
                                                                              marketing, legal and product development.

Stephen M. Ungerman;              Vice President and    Since 2003            Vice President, JPMIM; Business Head for
522 Fifth Avenue,                 Assistant Treasurer                         Vehicle Services Group within Fund
New York, NY 10036;                                                           Administration; prior to joining J.P. Morgan
1953                                                                          Chase in 2000, he held a number of senior
                                                                              management positions in Prudential
                                                                              Insurance Co. of America's asset
                                                                              management business, including Associate
                                                                              General Counsel, Tax Director and Co-head
                                                                              of Fund Administration Department;
                                                                              Mr. Ungerman was also the Assistant
                                                                              Treasurer of all mutual funds managed by
                                                                              Prudential.

Judy R. Bartlett;                 Vice President and    Since 2003            Vice President and Assistant General Counsel,
522 Fifth Avenue,                 Assistant Secretary                         JPMIM, since September 2000; from
New York, NY 10036;                                                           August 1998 through August 2000, she was an
1965                                                                          attorney at New York Life Insurance Company
                                                                              where she served as Assistant Secretary for the
                                                                              Mainstay Funds.

Joseph J. Bertini;                Vice President and    Since 2003            Vice President and Assistant General Counsel,
522 Fifth Avenue,                 Assistant Secretary                         JPMIM.
New York, NY 10036;
1965

Wayne H. Chan;                    Vice President and    Since 2003            Vice President and Assistant General Counsel,
522 Fifth Avenue,                 Assistant Secretary                         JPMIM, since September 2002; Mr. Chan was
New York, NY 10036;                                                           an associate at the law firm of Shearman and
1965                                                                          Sterling LLP from May 2001 through
                                                                              September 2002; Swidler Berlin Shereff
                                                                              Friedman LLP from June 1999 through
                                                                              May 2001 and Whitman Breed Abbott & Morgan
                                                                              LLP from September 1997 through May 1999.

Thomas J. Smith                   Vice President and    Since 2003            Managing Director, Head of Compliance for
522 Fifth Avenue,                 Assistant Secretary                         J.P. Morgan Chase & Co.'s asset management
New York, NY 10036;                                                           business in the Americas.
1955

Paul M. DeRusso                   Assistant Treasurer   Since 2003            Vice President, JPMIM; Manger of the
522 Fifth Avenue,                                                             Budgeting and Expense Group of Funds
New York, NY 10036;                                                           Administration Group.
1954

Lai Ming Fung                     Assistant Treasurer   Since 2003            Associate, JPMIM; Budgeting Analyst for the
522 Fifth Avenue,                                                             Budgeting and Expense Group of Funds
New York, NY 10036;                                                           Administration Group.
1974

Mary D. Squires                   Assistant Treasurer   Since 2003            Vice President, JPMIM; Ms. Squires has held
522 Fifth Avenue,                                                             numerous financial and operations positions
New York, NY 10036;                                                           supporting the J.P. Morgan Chase organization
1955                                                                          complex.

                                  POSITIONS HELD        TERM OF OFFICE
NAME, CONTACT ADDRESS             WITH EACH             AND LENGTH OF         PRINCIPAL OCCUPATIONS
AND YEAR OF BIRTH                 JPMORGAN TRUST        TIME SERVED           DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Michael Ciotola                   Assistant Treasurer   Since 2003            Director of Financial Services of BISYS Fund
3435 Stelzer Rd. Columbus,                                                    Services, Inc. since January 2003; held various
OH 43219                                                                      positions within BISYS since 1998.
1968

Arthur A. Jensen                  Assistant Treasurer   Since 2003            Vice President of Financial Services of BISYS
3435 Stelzer Rd. Columbus,                                                    Fund Services, Inc. since June 2001; formerly
OH 43219                                                                      Section Manager of Northern Trust Company
1966                                                                          and Accounting Supervisor at Allstate
                                                                              Insurance Company.

Martin R. Dean                    Assistant Treasurer   Since 2003            Vice President of Regulatory Services of BISYS
3435 Stelzer Rd. Columbus,                                                    Fund Services, Inc.
OH 43219
1963

Alaina Metz                       Assistant Secretary   Since 2003            Chief Administrative Officer of BISYS Fund
3435 Stelzer Rd. Columbus,                                                    Services, Inc.; formerly, Supervisor of the Blue
OH 43219                                                                      Sky Department of Alliance Capital
1967                                                                          Management, L.P.

Ryan M. Louvar;                   Assistant Secretary   Since 2003            Counsel of Legal Services, BISYS Fund Services,
60 State Street,                                                              Inc. since 2000; formerly Attorney at Hill,
Suite 1300 Boston,                                                            Farrer & Burrill LLP from 1999 to 2000 and
MA 02109;                                                                     Knapp Peterson Clarke, PC from 1997 to 1999.
1972

Lisa Hurley                       Assistant Secretary   Since 2003            Executive Vice President and General Counsel
60 State Street,                                                              of BISYS Fund Services, Inc.
Suite 1300 Boston,
MA 02109
1955

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

                                                                  JPMORGAN FUNDS
                                                          Tax Letter (unaudited)


JPMORGAN  SELECT GROWTH AND INCOME FUND

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended December 31, 2003. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2003. The information necessary to complete your income tax returns for the calendar year ending December 31, 2003 will be received under separate cover.

The following represents the percentage of ordinary income distributions eligible for the dividends received deduction by the Fund for the fiscal year ended December 31, 2003.

                                                            DIVIDENDS RECEIVED
FUND                                                                 DEDUCTION
------------------------------------------------------------------------------
Select Growth and Income Fund                                    100%

For the fiscal year ended December 31, 2003, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For the fiscal year ended December 31, 2003, 97.39% of ordinary income distributions will be treated as qualified dividends.

The Growth and Income Portfolio

Annual Report December 31, 2003

(The following pages should be read in conjunction with JPMorgan Select Growth and Income Fund Annual Financial Statements)

GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                 AS OF DECEMBER 31, 2003
(Amounts in thousands)

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 99.7%

               COMMON STOCKS -- 99.5%

               AEROSPACE -- 2.9%
       137     General Dynamics Corp.                                              $  12,420
       218     United Technologies Corp.                                              20,659
               =============================================================================
                                                                                      33,079
               =============================================================================

               APPAREL -- 1.5%
        51     Nike, Inc., Class B                                                     3,498
       316     VF Corp.                                                               13,673
               =============================================================================
                                                                                      17,171
               =============================================================================

               AUTOMOTIVE -- 0.5%
       155     Genuine Parts Co.                                                       5,129

               BANKING -- 12.3%
       251     Bank of America Corp.                                                  20,163
       339     BB&T Corp.                                                             13,080
       185     FleetBoston Financial Corp.                                             8,053
       312     North Fork Bancorporation, Inc.                                        12,619
       110     PNC Financial Services Group, Inc.                                      6,031
       198     SouthTrust Corp.                                                        6,481
       224     SunTrust Banks, Inc.                                                   16,002
       318     The Bank of New York Co., Inc.                                         10,535
       563     U.S. Bancorp                                                           16,778
       278     Wachovia Corp.                                                         12,938
       256     Wells Fargo & Co.                                                      15,058
               =============================================================================
                                                                                     137,738
               =============================================================================

               BROADCASTING/CABLE -- 1.5%
       328     Cablevision Systems Corp., Class A * (I)                                7,672
       533     Hughes Electronics Corp. *                                              8,826
               =============================================================================
                                                                                      16,498
               =============================================================================

               BUSINESS SERVICES -- 1.2%
       192     Equifax, Inc.                                                           4,699
       353     IMS Health, Inc.                                                        8,778
               =============================================================================
                                                                                      13,477
               =============================================================================

               CHEMICALS -- 1.1%
       112     PPG Industries, Inc.                                                    7,183
       150     The Sherwin-Williams Co.                                                5,211
               =============================================================================
                                                                                      12,394
               =============================================================================

               COMPUTER SOFTWARE -- 1.8%
       429     Computer Associates International, Inc.                             $  11,720
       193     DST Systems, Inc. * (I)                                                 8,056
               =============================================================================
                                                                                      19,776
               =============================================================================

               COMPUTERS/COMPUTER HARDWARE -- 3.0%
       433     Hewlett-Packard Co.                                                     9,942
       135     International Business Machines Corp.                                  12,474
       144     Lexmark International, Inc. *                                          11,324
               =============================================================================
                                                                                      33,740
               =============================================================================

               CONSTRUCTION MATERIALS -- 1.0%
       248     Vulcan Materials Co.                                                   11,774

               CONSUMER PRODUCTS -- 2.2%
       447     Altria Group, Inc.                                                     24,326

               DIVERSIFIED -- 1.0%
       412     Tyco International LTD (Bermuda)                                       10,921

               ENTERTAINMENT/LEISURE -- 0.7%
       186     Carnival Corp.                                                          7,406

               ENVIRONMENTAL SERVICES -- 1.0%
       377     Waste Management, Inc.                                                 11,150

               FINANCIAL SERVICES -- 13.6%
       340     American Express Co.                                                   16,393
     1,084     Citigroup, Inc.                                                        52,635
       364     Freddie Mac                                                            21,240
       217     Golden West Financial Corp.                                            22,392
       175     H & R Block, Inc.                                                       9,684
       199     Janus Capital Group, Inc.                                               3,262
       216     Prudential Financial, Inc.                                              9,018
       152     T. Rowe Price Group, Inc.                                               7,225
       305     Washington Mutual, Inc.                                                12,221
               =============================================================================
                                                                                     154,070
               =============================================================================

               FOOD/BEVERAGE PRODUCTS -- 1.6%
        58     Brown-Forman Corp., Class B                                             5,462
       150     Dean Foods Co. *                                                        4,931
       226     Kraft Foods, Inc., Class A                                              7,284
               =============================================================================
                                                                                      17,677
               =============================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               HEALTH CARE/HEALTH CARE SERVICES -- 1.0%
       117     WellPoint Health Networks, Inc. *                                   $  11,309

               INSURANCE -- 8.6%
       358     American International Group, Inc.                                     23,699
       213     Chubb Corp.                                                            14,478
       117     Marsh & McLennan Companies, Inc.                                        5,622
       315     MGIC Investment Corp.                                                  17,953
       208     Principal Financial Group, Inc.                                         6,872
       264     SAFECO Corp.                                                           10,270
     1,036     Travelers Property Casualty Corp.,
               Class A                                                                17,380
               =============================================================================
                                                                                      96,274
               =============================================================================

               MANUFACTURING -- 0.8%
       148     Cooper Industries LTD, Class A                                          8,545

               METALS/MINING -- 0.7%
       200     Alcoa, Inc.                                                             7,589

               MULTI-MEDIA -- 8.5%
       353     Comcast Corp., Class A *                                               11,589
       159     Gannett Co., Inc.                                                      14,176
       147     Knight Ridder, Inc.                                                    11,373
     1,608     Liberty Media Corp., Class A *                                         19,116
       103     The E.W. Scripps Co., Class A                                           9,668
     1,082     Time Warner, Inc. *                                                    19,470
       217     Viacom, Inc., Class B                                                   9,647
               =============================================================================
                                                                                      95,039
               =============================================================================

               OIL & GAS -- 10.0%
       196     Burlington Resources, Inc.                                             10,871
       266     ChevronTexaco Corp.                                                    22,995
       341     ConocoPhillips                                                         22,353
       214     Devon Energy Corp.                                                     12,265
     1,081     Exxon Mobil Corp.                                                      44,338
               =============================================================================
                                                                                     112,822
               =============================================================================

               PHARMACEUTICALS -- 1.7%
       131     AmerisourceBergen Corp.                                                 7,344
       214     Pfizer, Inc.                                                            7,565
       110     Wyeth                                                                   4,661
               =============================================================================
                                                                                      19,570
               =============================================================================

               PIPELINES -- 1.6%
       299     Kinder Morgan, Inc.                                                 $  17,689

               PRINTING & PUBLISHING -- 0.6%
         9     Washington Post Co., Class B                                            7,281

               REAL ESTATE -- 0.7%
       279     Brookfield Properties Corp. (Canada)                                    8,016

               REAL ESTATE INVESTMENT TRUST -- 0.8%
       220     Public Storage, Inc.                                                    9,541

               RESTAURANTS/FOOD SERVICES -- 1.2%
       303     Outback Steakhouse, Inc.                                               13,413

               RETAILING -- 4.6%
       196     AutoZone, Inc. *                                                       16,710
       145     CarMax, Inc. *                                                          4,492
       404     Circuit City Stores, Inc.                                               4,094
       308     Home Depot, Inc.                                                       10,934
       321     Kroger Co. *                                                            5,942
       409     The TJX Companies, Inc.                                                 9,014
               =============================================================================
                                                                                      51,186
               =============================================================================

               TELECOMMUNICATIONS -- 6.8%
       367     Alltel Corp.                                                           17,081
       321     CenturyTel, Inc.                                                       10,468
       859     SBC Communications, Inc.                                               22,402
       746     Verizon Communications, Inc.                                           26,177
               =============================================================================
                                                                                      76,128
               =============================================================================

               TELECOMMUNICATIONS EQUIPMENT -- 0.6%
       132     QUALCOMM, Inc.                                                          7,103

               TOYS & GAMES -- 1.0%
       584     Mattel, Inc.                                                           11,250

               UTILITIES -- 3.4%
       224     Consolidated Edison, Inc.                                               9,639
       194     Dominion Resources, Inc.                                               12,402
       180     DPL, Inc.                                                               3,767

                                              SEE NOTES TO FINANCIAL STATEMENTS.

SHARES         ISSUER                                                                  VALUE
--------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS - CONTINUED

               UTILITIES -- CONTINUED
       304     Energy East Corp.                                                 $     6,814
       172     FirstEnergy Corp.                                                       6,054
               =============================================================================
                                                                                      38,676
               =============================================================================
               Total Common Stocks                                                 1,117,757
               (Cost $929,367)
               =============================================================================

               PREFERRED STOCKS -- 0.2%
               MULTI-MEDIA -- 0.2%
        60     News Corp. LTD, ADR, (Australia)                                        1,804
               (Cost $1,724)

SHORT-TERM INVESTMENT -- 0.3%

               MONEY MARKET FUND -- 0.3%
     3,318     JPMorgan Prime Money Market Fund (a)                                    3,318
               (Cost $3,318)
               =============================================================================
               Total Investments -- 100.0%                                       $ 1,122,879
               (Cost $934,409)
               =============================================================================

SHARES         COLLATERAL INVESTMENTS
--------------------------------------------------------------------------------------------
               MONEY MARKET FUNDS (c)
       521     AIM Short term Investment Co.-Liquid                              $       521
       522     Merrill Lynch Premier Institution
               Money Market Fund                                                         522
               =============================================================================
                                                                                 $     1,043
               =============================================================================

Abbreviations:

*      -- Non-income producing security.
(a) -- Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Investment Management, Inc.
(c)    -- Investment of cash collateral for portfolio securities on loan.
(l) -- Security, or portion of the security, has been delivered to a counterparty as part of a security lending transaction.
ADR    -- American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                      AS OF DECEMBER 31, 2003

(Amounts in thousands)

ASSETS:

Investment securities, at value                                     $  1,122,879
--------------------------------------------------------------------------------
Investments held as collateral for
securities lending program                                                 1,043
--------------------------------------------------------------------------------
Cash                                                                          32
--------------------------------------------------------------------------------
Receivables:
--------------------------------------------------------------------------------
    Interest and dividends                                                 1,294
--------------------------------------------------------------------------------
    Security lending (net)                                                     4
--------------------------------------------------------------------------------
    Expense reimbursements                                                     1
================================================================================
Total Assets                                                           1,125,253
================================================================================

LIABILITIES:

Payables:

    Collateral for securities
    lending program                                                        1,043
--------------------------------------------------------------------------------
Accrued liabilities:
--------------------------------------------------------------------------------
    Investment advisory fees                                                 382
--------------------------------------------------------------------------------
    Administration fees                                                       48
--------------------------------------------------------------------------------
    Custodian fees                                                             4
--------------------------------------------------------------------------------
    Trustees' fees - deferred
    compensation plan                                                        176
--------------------------------------------------------------------------------
    Other                                                                     50
--------------------------------------------------------------------------------
 Total Liabilities                                                         1,703
================================================================================
 NET ASSETS APPLICABLE TO
 INVESTORS' BENEFICIAL INTERESTS                                    $  1,123,550
================================================================================
 Cost of investments                                                $    934,409
================================================================================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 2003

(Amounts in thousands)

INVESTMENT INCOME:

Dividend                                                            $     22,423
--------------------------------------------------------------------------------
Dividend income from affiliated
investments*                                                                 295
--------------------------------------------------------------------------------
Securities lending (net)                                                      41
--------------------------------------------------------------------------------
Foreign taxes withheld                                                       (22)
================================================================================
Total investment income                                                   22,737
================================================================================

EXPENSES:

Investment advisory fees                                                   4,286
--------------------------------------------------------------------------------
Administration fees                                                          536
--------------------------------------------------------------------------------
Custodian fees                                                                21
--------------------------------------------------------------------------------
Accounting fees                                                               17
--------------------------------------------------------------------------------
Professional fees                                                             87
--------------------------------------------------------------------------------
Trustees' fees                                                                 6
--------------------------------------------------------------------------------
Other                                                                         15
================================================================================
Total expenses                                                             4,968
================================================================================
Net investment income (loss)                                              17,769
================================================================================

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on
transactions from investments                                            (85,558)
--------------------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation)
of investments                                                           328,402
================================================================================
Net realized and unrealized gain
(loss) on investments                                                    242,844
================================================================================
Net increase (decrease) in
net assets from operations                                          $    260,613
================================================================================
*   Includes reimbursements of
    investment advisory and
    administration fees:                                            $         44
================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS                FOR THE PERIODS INDICATED

(Amounts in thousands)

                                                                 YEAR ENDED      YEAR ENDED
                                                                   12/31/03        12/31/02
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:

Net investment income (loss)                                   $     17,769    $     21,760
-------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (85,558)        (68,049)
-------------------------------------------------------------------------------------------
Change in net unrealized appreciation
(depreciation) of investments                                       328,402        (205,933)
===========================================================================================
    Increase (decrease) in net assets
    from operations                                                 260,613        (252,222)
===========================================================================================

TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST:

Contributions                                                        55,219         126,703
-------------------------------------------------------------------------------------------
Withdrawals                                                        (257,032)       (399,691)
-------------------------------------------------------------------------------------------
Increase (decrease) from transactions
in investors' beneficial interest                                  (201,813)       (272,988)
===========================================================================================
    Total increase (decrease) in net
    assets                                                           58,800        (525,210)
===========================================================================================

NET ASSETS:

Beginning of period                                               1,064,750       1,589,960
===========================================================================================
End of period                                                  $  1,123,550    $  1,064,750
===========================================================================================

                                              SEE NOTES TO FINANCIAL STATEMENTS.

GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Growth and Income Portfolio ("GIP" or the "Portfolio") is separately registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a non-diversified, open end management investment company organized as a trust under the laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio.

2. SIGNIFICANT ACCOUNTING PRINCIPLES
THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and asked quotations. Fixed income securities (other than convertible bonds) with a maturity of 61 days or more held by the Portfolio will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. It is reasonably possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Trustees, the Portfolio applies fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held in its Portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio's advisor, J.P. Morgan Investment Management, Inc. ("JPMIM" or the "Advisor"), determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in prices of indices, securities and exchange rate in other markets in determining fair value as of the time a Fund calculates its net asset value.

B. RESTRICTED AND ILLIQUID SECURITIES -- The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

C. SECURITIES ON LOAN -- For the Portfolio, the Board of Trustees has approved the lending of securities, through its custodian JPMorgan Chase Bank ("JPMCB"), an affiliate of the Portfolio, acting as lending agent to certain borrowers. By lending investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after the rebate and fee, is included in the Statement of Operations as Securities lending (net).

The loans are secured by collateral at least equal, at all times to the value of the securities loaned plus in the case of fixed income securities, any accrued interest thereon. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

JPMCB invests the cash collateral on behalf of the Portfolio in accordance with investment guidelines contained in the securities lending agreement. At December 31, 2003, the market value of securities loaned and the amount of collateral received were as follows (amounts in thousands):

                    MARKET VALUE OF       MARKET VALUE OF
                  SECURITIES LOANED   COLLATERAL RECEIVED
                            $ 1,034              $  1,043
---------------------------------------------------------

JPMCB as lending agent received a fee of $22 (amount in thousands) from the Portfolio, which is equal to 0.06% of the average dollar value of loans of U.S. securities outstanding during a given month and 0.1142% of the average dollar value of loans on non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from any loss resulting from a borrower's failure to return a loaned security when due.

D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld ( if any) is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. EXPENSES -- Expenses directly attributable to the Portfolio are charged to the Portfolio; other expenses are allocated on another reasonable basis.

F. OTHER EXPENSES -- Other expenses in the Statement of Operations include fees related to line of credit and pricing services.

G. FEDERAL INCOME TAXES -- The Portfolio intends to continue to qualify as a partnership and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY FEE -- Pursuant to the Investment Advisory Agreements, JPMIM acts as the investment advisor to the Portfolio. Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM"), a wholly owned subsidiary of JPMCB served as the Advisor to the Portfolio. On September 1, 2003, JPMFAM and Robert Fleming Inc., merged into JPMIM. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of J.P. Morgan Chase & Co. On October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of J.P. Morgan Chase & Co. The investment advisory services and personnel providing investment advice have not changed as a result of the merger and ownership change. Neither the merger nor the ownership change constituted an assignment under the 1940 Act or the Investment Advisors Act of 1940. The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.40% of the Portfolio's average daily net assets.

The Portfolio may invest in one or more of the affiliated JPMorgan Money Market Funds. The Advisor has agreed to waive and/or reimburse its advisory fee from the Portfolio in an amount to offset any doubling up of investment advisory and administration fees related to the Portfolio's investment in an affiliated money market fund.

B. CUSTODIAN FEES -- JPMCB provides portfolio custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as custodian fees. The custodian fees may be reduced by credits earned by the Portfolio, based on the uninvested cash balances held by the custodian. Such earning credits are presented separately in the Statement of Operations.

C. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, JPMCB (the "Administrator"), provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.05% of the Portfolio's average daily net assets.

BISYS Fund Services, LP ("BISYS") serves as the Portfolio's sub-administrator. For its services as sub-administrator, BISYS receives a portion of the fees payable to JPMCB as Administrator.

D. OTHER - The Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

For the year ended December 31, 2003, the Portfolio did not purchase any securities from brokers/dealers affiliated with JPMCB.

The SEC has granted an exemptive order permitting each portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. INVESTMENT TRANSACTIONS
For the year ended December 31, 2003, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

                                               PURCHASES               SALES         PURCHASES            SALES
                                         (EXCLUDING U.S.     (EXCLUDING U.S.           OF U.S.          OF U.S.
                                             GOVERNMENT)         GOVERNMENT)        GOVERNMENT       GOVERNMENT
                                               $ 383,211           $ 554,066           $    --            $  --
---------------------------------------------------------------------------------------------------------------

5. FEDERAL INCOME TAX MATTERS
For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2003, were as follows (amounts in thousands):

                                                                        GROSS           GROSS    NET UNREALIZED
                                                   AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
                                                        COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                   $ 951,658        $ 189,405        $(18,184)        $ 171,221
---------------------------------------------------------------------------------------------------------------

6. BANK BORROWINGS
Pursuant to a Line of Credit Agreement, dated April 17, 2003, the Portfolio may borrow money for temporary or emergency purposes. The Portfolio has entered into the agreement, enabling it to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and with a syndicate of banks, which permits borrowings up to $250 million, collectively. Interest is charged to the Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also pays a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to the Portfolio. The commitment fee is included in Other expenses on the Statement of Operations. This agreement will expire on April 15, 2004.

Prior to April 17, 2003, the Portfolio had entered into an agreement, enabling it to participate with other JPMorgan Funds in an unsecured line of credit with a syndicate of banks, which permitted borrowings up to $400 million, collectively. Interest was charged to Portfolio based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Portfolio also paid a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Portfolio. This agreement expired on April 16, 2003. The commitment fee is included in Other expenses on the Statement of Operations.

The Portfolio had no borrowings outstanding at December 31, 2003, nor at any time during the period then ended.

7. CONCENTRATIONS AND INDEMNIFICATIONS
In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Fund can expect the risk of loss to be remote.

8. SUBSEQUENT EVENT
On January 14, 2004, J. P. Morgan Chase and Co. and Bank One Corp. announced they have entered into an agreement and plan of merger. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004.

SUPPLEMENTARY DATA

                                             YEAR        YEAR        11/1/01                YEAR ENDED
                                             ENDED       ENDED       THROUGH    ---------------------------------
                                           12/31/03    12/31/02     12/31/01*   10/31/01     10/31/00    10/31/99
RATIOS TO AVERAGE NET ASSETS:#

    Net expenses                               0.46%       0.47%        0.46%       0.47%        0.47%       0.47%
-----------------------------------------------------------------------------------------------------------------
    Net investment income (loss)               1.66%       1.64%        1.45%       1.43%        1.05%       1.20%
-----------------------------------------------------------------------------------------------------------------
    Expenses without reimbursements            0.46%       0.47%        0.46%       0.48%        0.47%       0.47%
-----------------------------------------------------------------------------------------------------------------
    Net investment income (loss)
    without reimbursements                     1.66%       1.64%        1.45%       1.42%        1.05%       1.20%
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(a)                       37%         70%           0%         12%          30%        125%
=================================================================================================================
TOTAL RETURN(a)                                27.5%      (15.9%)        7.1%      (18.7%)        9.1%       14.1%
=================================================================================================================

  * The Portfolio changed its fiscal year end from October 31 to December 31. # Short periods have been annualized.
(a) Not annualized for periods less than one year.

GROWTH AND INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Beneficial Unit Holders of
Growth and Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Growth and Income Portfolio (the "Portfolio") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 24, 2004

JPMORGAN FAMILY OF FUNDS

U.S. EQUITY FUNDS

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP EQUITY FUND
MID CAP GROWTH FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
TRUST SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND
VALUE OPPORTUNITIES FUND

INTERNATIONAL EQUITY FUNDS

FLEMING ASIA EQUITY FUND
FLEMING EMERGING MARKETS EQUITY FUND
FLEMING EUROPEAN FUND
FLEMING INTERNATIONAL EQUITY FUND
FLEMING INTERNATIONAL GROWTH FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND
FLEMING INTERNATIONAL VALUE FUND
FLEMING JAPAN FUND

SPECIALTY FUNDS

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
MARKET NEUTRAL FUND

TAX AWARE FUNDS

FLEMING TAX AWARE INTERNATIONAL
   OPPORTUNITIES FUND
TAX AWARE DISCIPLINED EQUITY FUND
TAX AWARE ENHANCED INCOME FUND
TAX AWARE LARGE CAP GROWTH FUND
TAX AWARE LARGE CAP VALUE FUND
TAX AWARE SHORT-INTERMEDIATE INCOME FUND
TAX AWARE U.S. EQUITY FUND

INCOME FUNDS

BOND FUND
BOND FUND II
ENHANCED INCOME FUND
FLEMING EMERGING MARKETS DEBT FUND
GLOBAL STRATEGIC INCOME FUND
SHORT TERM BOND FUND
SHORT TERM BOND FUND II
STRATEGIC INCOME FUND
U.S. TREASURY INCOME FUND

TAX FREE FUNDS

CALIFORNIA BOND FUND
INTERMEDIATE TAX FREE INCOME FUND
NEW JERSEY TAX FREE INCOME FUND
NEW YORK INTERMEDIATE TAX FREE INCOME FUND
TAX FREE INCOME FUND

MONEY MARKET FUNDS

100% U.S. TREASURY SECURITIES
   MONEY MARKET FUND
CALIFORNIA TAX FREE MONEY MARKET FUND
FEDERAL MONEY MARKET FUND
LIQUID ASSETS MONEY MARKET FUND
NEW YORK TAX FREE MONEY MARKET FUND
PRIME MONEY MARKET FUND
TAX FREE MONEY MARKET FUND
TREASURY PLUS MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

               FUNDS MAY BE REGISTERED UNDER SEPARATE REGISTRANTS.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

A list of portfolio holdings is available fifteen days after month end upon request. Please contact yourJPMorgan Fleming representative or call 1-800-766-7722 to obtain further information.

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS.

THE REGISTRANT WILL PROVIDE ANY PERSON WITHOUT CHARGE, UPON REQUEST, A COPY OF THE CODE OF ETHICS. A REQUEST MAY BE MADE BY CALLING 1-800-348-4782.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

         (2) If the registrant provides the disclosure required by paragraph
             (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

   THE AUDIT COMMITTEE FINANCIAL EXPERT IS WILLIAM ARMSTRONG. HE IS A "NON-INTERESTED" TRUSTEE AND IS ALSO "INDEPENDENT" AS DEFINED BY THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF AUDIT COMMITTEE FINANCIAL EXPERT DETERMINATIONS.

         (3) If the registrant provides the disclosure required by paragraph
             (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $118,732 in 2002 and $125,068 in 2003.

(b) AUDIT-RELATED FEES. There were no audit-related fees for the Registrant during the Reporting Periods.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliates, which required pre-approval by the Audit Committee were $8,277,000 from May 6, 2003 to December 31, 2003 (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) TAX FEES. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $34,600 in 2002 and $36,500 in 2003. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

There were no fees billed for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2003.

(d) ALL OTHER FEES. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, or services provided to Service Affiliates which were required to be pre-approved on or after May 6, 2003 until December 31, 2003, other than the services reported above.

(E) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. In addition to pre-approving any services to be provided by the Auditor to the Registrant, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by the Auditor and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. The Chairman of the Audit Committee has been given the authority to pre-approve permissible non-audit services.

(G) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $46.4 million in 2002 and $28.3 million in 2003.

(H) AUDITOR INDEPENDENCE. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Auditor to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
     (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     (a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule

     10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE REASONABLY DESIGNED TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE REQUIRED TIME PERIODS AND THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT IN THE REPORTS THAT IT FILES OR SUBMITS ON FORM N-CSR IS ACCUMULATED AND COMMUNICATED TO THE REGISTRANT'S MANAGEMENT, INCLUDING ITS PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS, AS APPROPRIATE TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE.

     (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - SEE ITEM 2 ABOVE.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

     (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

     (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES

                           [See General Instruction F]

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  J.P. Morgan Mutual Fund Group
            --------------------------------------------------------------------

By (Signature and Title)*     /s/ Patricia A. Maleski
                         -------------------------------------------------------
                                       Patricia A. Maleski, Treasurer

Date                          March 5, 2004
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     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Patricia A. Maleski
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                                   Patricia A. Maleski, Treasurer

Date                          March 5, 2004
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By (Signature and Title)*     /s/ George C.W. Gatch
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                                      George C.W. Gatch, President

Date                          March 5, 2004
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* Print the name and title of each signing officer under his or her signature.

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